                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-21038

                          MLIG Variable Insurance Trust
               (Exact name of registrant as specified in charter)

                 1300 Merrill Lynch Drive, Pennington, NJ 08534
               (Address of principal executive offices) (Zip code)

                                Barry G. Skolnick
                            1300 Merrill Lynch Drive
                              Pennington, NJ 08534
                     (Name and Address of Agent for Service)

Registrant's telephone number, including area code: 609-274-5390

Date of fiscal year end: December 31

Date of reporting period: January 1, 2006 to June 30, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

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MLIG VARIABLE
INSURANCE TRUST

ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
ROSZEL/BKF LARGE CAP VALUE PORTFOLIO
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
ROSZEL/MLIM FIXED-INCOME PORTFOLIO

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2006

To Our Shareholders:

As policy makers grapple with the balance between economic growth and incipient inflation, economic news and monetary policy are receiving more detailed press attention than anytime in recent memory. Many market participants, anticipating an adverse impact from a long string of rate increases by the Federal Reserve and from more recent monetary tightening by foreign central banks, have speculated about the possibility of deteriorating performance in the markets, asset classes and investment styles that did best from 2003 through 2005. Thus far in 2006, we have seen some of this deterioration in the bond market, where sharply rising long-term interest rates have generated losses in most sectors. The equity markets, however, chug along, benefiting from a still robust global economy and the persistence of strong growth in corporate earnings.

During the first half of 2006, the S&P 500 advanced 2.7%. This is on pace with the mid-single digit returns registered in 2005, but well below the returns of 2003-2004. For the past several years, value stocks (stocks of those companies trading at a lower multiple of the companies' earnings or book values) and the stocks of smaller companies have been the big winners. In 2006, both continued their winning ways. The Russell 3000 Value index gained 6.9%, as the Russell 3000 Growth index slid -0.3%. The Russell 2000 index (the smallest 2000 companies in the Russell 3000) advanced 8.2%, while the Russell Top 200 index (the 200 largest) only gained 1.9%.

Despite the generally positive results, there were signs of weakness in the U.S. equity markets. The positive trends that shaped 2005 continued through early May, at which time a deep correction drove many stocks and most indexes to levels below the start of the year. Only a sharp pickup over the last two weeks in June saved performance.

International stocks continued to outperform their U.S. counterparts. The MSCI EAFE index rose 10.5%, for the first half of 2006. Non-U.S. equities displayed the same pattern as in the U.S., reaching 2006 lows with a sharp decline from May to mid June, followed by a quick snap back. Emerging market stocks did worse. The MSCI Emerging Markets index returned 7.3% overall, but some of the riskier individual markets, which had huge gains from 2003 to 2005, posted losses.

Investors have been waiting for the Federal Reserve's tighter monetary policy to have an impact on long-term interest rates. The combination of a higher Fed Funds rate and an up tick in inflation expectations has finally pushed long rates to their highest levels in four years. On June 30, the ten-year U.S. Treasury rate stood at 5.14%, up from 4.40% at year end. As a result, the Merrill Lynch Domestic Master Bond Index (a proxy for the performance of the U.S. bond market) lost -0.8%. Among investment-grade sectors, mortgages did best (-0.1% for the ML Mortgage index), and corporates performed worst (-1.5% for the ML Corporate index), as widening credit spreads compounded the effect of rising interest rates. High yield bonds actually outperformed investment-grade (3.0% for the ML High Yield index), since higher coupon yields more than offset rising rates and tightening spreads. On the short end of the maturity spectrum, Treasury bills returned 2.2%.

The first six months of 2006 proved to be a difficult environment for many investment managers. The risk-tolerant equity approaches that worked from January through April did not work in May and June, and overall market volatility was on the rise. It remains to be seen if the recent correction signals a shift to a late-cycle market, in which relative performance favors larger, higher quality stocks versus smaller, riskier companies. This would be a reversal of a trend favoring riskier assets, which has been in place since late 2002. Also to be seen are the number and magnitude of remaining Federal Reserve rate increases, which will help determine the course of interest rates and the credit cycle.

On the following pages you will find information from each of the MLIG Variable Insurance Trust's portfolio managers, discussing market conditions and the factors that shaped the performance of each Portfolio during the first six months of 2006.

Roszel Advisors, LLC.                    MLIG Variable Insurance Trust


/s/ John R. Manetta                      /s/ Deborah J. Adler
--------------------------------------   ---------------------------------------
John R. Manetta                          Deborah J. Adler
President and Chief Investment Officer   President

----------
     THE VIEWS EXPRESSED IN THE "PORTFOLIO MANAGER'S COMMENTARY" FOR EACH PORTFOLIO OF THE TRUST ARE THOSE OF THE PORTFOLIO'S INVESTMENT MANAGER AND ARE NOT NECESSARILY THE OPINIONS OF ROSZEL ADVISORS, LLC OR THE INVESTMENT MANAGER OF ANY OTHER PORTFOLIO OF THE TRUST. THE VIEWS AND PORTFOLIO HOLDINGS ARE AS OF JUNE 30, 2006, AND MAY HAVE CHANGED SINCE THAT DATE.

     IN ADDITION TO HISTORICAL INFORMATION, THE PORTFOLIO MANAGER'S COMMENTARY FOR A PORTFOLIO MAY INCLUDE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS MAY DISCUSS THE IMPACT OF DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS, AND GOVERNMENTAL REGULATIONS OF THE PORTFOLIO AND ITS HOLDINGS. SUCH STATEMENTS ARE SUBJECT TO UNCERTAINTY AND THE IMPACT ON A PORTFOLIO MAY BE MATERIALLY DIFFERENT FROM WHAT IS DESCRIBED HEREIN. THE INVESTMENT MANAGER OF A PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE THESE STATEMENTS.

     INVESTMENT IN A PORTFOLIO OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL. FOR A DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH A PARTICULAR PORTFOLIO, PLEASE REFER TO THE PROSPECTUS FOR THE TRUST.

TABLE OF CONTENTS

PORTFOLIO EXPENSES, PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION,
   PORTFOLIO SUMMARY AND SCHEDULE OF INVESTMENTS:

   Notes to Performance Information                                            4
   About Your Portfolio's Expenses                                             5
   Roszel/Lord Abbett Large Cap Value Portfolio                                7
   Roszel/BKF Large Cap Value Portfolio                                       11
   Roszel/MLIM Relative Value Portfolio                                       15
   Roszel/Fayez Sarofim Large Cap Core Portfolio                              20
   Roszel/AllianceBernstein Large Cap Core Portfolio                          24
   Roszel/Loomis Sayles Large Cap Growth Portfolio                            28
   Roszel/Rittenhouse Large Cap Growth Portfolio                              33
   Roszel/Marsico Large Cap Growth Portfolio                                  38
   Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio                42
   Roszel/Franklin Mid Cap Growth Portfolio                                   45
   Roszel/NWQ Small Cap Value Portfolio                                       50
   Roszel/Delaware Small-Mid Cap Growth Portfolio                             54
   Roszel/Lazard International Portfolio                                      58
   Roszel/William Blair International Portfolio                               61
   Roszel/Lord Abbett Government Securities Portfolio                         66
   Roszel/MLIM Fixed-Income Portfolio                                         69

STATEMENTS OF ASSETS AND LIABILITIES                                          72

STATEMENTS OF OPERATIONS                                                      76

STATEMENTS OF CHANGES IN NET ASSETS                                           80

STATEMENT OF CASH FLOWS                                                       88

FINANCIAL HIGHLIGHTS                                                          89

NOTES TO FINANCIAL STATEMENTS                                                 98

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS                          105

MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

DESCRIPTION OF SECURITIES INDEXES

MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

MERRILL LYNCH U.S. GOVERNMENT MASTER BOND INDEX measures the performance of U.S. government and government agency bonds

MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI") EAFE INDEX is a market capitalization weighted equity index composed of a sample of companies representative of the market structure of Europe, Australia and the Far East.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 2500 VALUE INDEX measures the performance of those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

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MLIG VARIABLE INSURANCE TRUST
ABOUT YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2006 and are held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

BASED ON ACTUAL PORTFOLIO RETURN

The section below provides information about account values and expenses of each Portfolio. You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

                                               BEGINNING     ENDING    EXPENSES PAID    ANNUALIZED
                                                ACCOUNT     ACCOUNT    DURING PERIOD*   SIX-MONTH
                                                 VALUE       VALUE        1/1/06-        EXPENSE
                                                 1/1/06     6/30/06       6/30/06         RATIO
                                               ---------   ---------   --------------   ----------
Roszel/Lord Abbett Large Cap
   Value Portfolio                             $1,000.00   $1,060.40        $5.57          1.09%
Roszel/BKF Large Cap Value Portfolio            1,000.00    1,044.20         5.42          1.07
Roszel/MLIM Relative Value Portfolio            1,000.00    1,041.10         5.57          1.10
Roszel/Fayez Sarofim Large Cap  Core
   Portfolio                                    1,000.00    1,021.20         5.51          1.10
Roszel/AllianceBernstein Large Cap Core
   Portfolio                                    1,000.00      967.50         5.27          1.08
Roszel/Loomis Sayles Large Cap Growth
   Portfolio                                    1,000.00      903.10         5.05          1.07
Roszel/Rittenhouse Large Cap Growth
   Portfolio                                    1,000.00      974.70         5.39          1.10
Roszel/Marsico Large Cap Growth Portfolio       1,000.00      991.10         5.43          1.10
Roszel/Kayne Anderson Rudnick
   Small-Mid Cap Value Portfolio                1,000.00    1,000.00         5.16          1.04
Roszel/Franklin Mid Cap Growth Portfolio        1,000.00    1,001.70         5.46          1.10
Roszel/NWQ Small Cap Value Portfolio            1,000.00    1,144.10         5.95          1.12
Roszel/Delaware Small-Mid Cap Growth
   Portfolio                                    1,000.00    1,028.80         5.63          1.12
Roszel/Lazard International Portfolio           1,000.00    1,088.50         5.96          1.15
Roszel/William Blair International Portfolio    1,000.00    1,069.30         5.90          1.15
Roszel/Lord Abbett Government
   Securities Portfolio                         1,000.00      989.40         4.69          0.95
Roszel/MLIM Fixed-Income Portfolio              1,000.00      990.70         4.69          0.95

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

BASED ON HYPOTHETICAL RETURN

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

                                               BEGINNING     ENDING    EXPENSES PAID    ANNUALIZED
                                                ACCOUNT     ACCOUNT    DURING PERIOD*   SIX-MONTH
                                                 VALUE       VALUE        1/1/06-        EXPENSE
                                                 1/1/06     6/30/06       6/30/06         RATIO
                                               ---------   ---------   --------------   ----------
Roszel/Lord Abbett Large Cap
   Value Portfolio                             $1,000.00   $1,019.39        $5.46          1.09%
Roszel/BKF Large Cap Value Portfolio            1,000.00    1,019.49         5.36          1.07
Roszel/MLIM Relative Value Portfolio            1,000.00    1,019.34         5.51          1.10
Roszel/Fayez Sarofim Large Cap
   Core Portfolio                               1,000.00    1,019.34         5.51          1.10
Roszel/AllianceBernstein Large Cap Core
   Portfolio                                    1,000.00    1,019.44         5.41          1.08
Roszel/Loomis Sayles Large Cap Growth
   Portfolio                                    1,000.00    1,019.49         5.36          1.07
Roszel/Rittenhouse Large Cap Growth
   Portfolio                                    1,000.00    1,019.34         5.51          1.10
Roszel/Marsico Large Cap Growth Portfolio       1,000.00    1,019.34         5.51          1.10
Roszel/Kayne Anderson Rudnick Small-Mid
   Cap Value Portfolio                          1,000.00    1,019.64         5.21          1.04
Roszel/Franklin Mid Cap Growth Portfolio        1,000.00    1,019.34         5.51          1.10
Roszel/NWQ Small Cap Value Portfolio            1,000.00    1,019.24         5.61          1.12
Roszel/Delaware Small-Mid Cap Growth
   Portfolio                                    1,000.00    1,019.24         5.61          1.12
Roszel/Lazard International Portfolio           1,000.00    1,019.09         5.76          1.15
Roszel/William Blair International Portfolio    1,000.00    1,019.09         5.76          1.15
Roszel/Lord Abbett Government Securities
   Portfolio                                    1,000.00    1,020.08         4.76          0.95
Roszel/MLIM Fixed-Income Portfolio              1,000.00    1,020.08         4.76          0.95

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

     At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

     The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

     The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     For the six month period ended June 30, 2006, the portfolio underperformed the Russell 1000 Value Index. The portfolio's overweight within the health care sector detracted from performance relative to the Russell 1000 Value Index, as this was one of the worst performing sectors for the six month period. The portfolio's underweight within the integrated oils sector relative to the Index also hurt performance, as rising oil prices boosted related stocks. In the materials and processing sector, the portfolio's lack of exposure to Archer Daniels Midland, an agricultural services company, and Nucor, a steel manufacturer, detracted from performance, as these companies were strong performers for the period. Archer Daniels Midland benefited from investor speculation surrounding ethanol, an alternative fuel source that could help alleviate the United States' dependence on foreign oil. Nucor benefited from strong global steel prices during the six month period.

     Conversely, stock selection within the other energy sector contributed to the portfolio's performance relative to the Index. Demand for Schlumberger and Baker Hughes' oil services strengthened during the semiannual period as exploration and production increased throughout the world. The portfolio also benefited from stock selection within the producer durables sector. Parker Hannifin and Emerson Electric, both industrial equipment companies, performed well during the six month period as a result of increased demand for their respective products. In addition, stock selection within the consumer staples sector contributed to performance relative to the Index, with major food manufacturer Campbell Soup and grocery store chain Kroger leading the way. Campbell reported better than expected results for the first quarter of 2006, which were primarily driven by strong soup sales in the United States. Kroger's sales were solid early in the six month period, outpacing its biggest competitors.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                            SINCE
                                               SIX MONTHS++   ONE YEAR   INCEPTION+
                                               ------------   --------   ----------
Roszel/Lord Abbett Large Cap Value Portfolio       6.04%       11.65%      12.15%
S&P 500 Index                                      2.71%        8.63%       8.37%
Russell 1000 Value Index                           6.56%       12.10%      11.27%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                    PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
-------------------------------   -------------
Exxon Mobil Corp.                      4.9%
Procter & Gamble Co.                   4.0
Schlumberger Ltd.                      3.0
Wyeth                                  2.6
Novartis AG, ADR                       2.6
Pfizer, Inc.                           2.5
Kraft Foods, Inc. (Class A)            2.4
General Electric Co.                   2.4
Kroger Co. (The)                       2.2
Automatic Data Processing, Inc.        2.0
                                      ----
Total                                 28.6%

                                   PERCENTAGE
HOLDINGS BY SECTOR                OF NET ASSETS
-------------------------------   -------------
Health Care                             19.6%
Consumer Staples                        19.3
Industrials                             14.9
Financials                              12.4
Energy                                  10.6
Materials                                7.1
Telecommunication Services               5.4
Information Technology                   5.1
Utilities                                3.5
Consumer Discretionary                   2.1
Other#                                   0.0
                                       -----
   Total                               100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--100.0%
CONSUMER DISCRETIONARY--2.1%
MEDIA--2.1%
Comcast Corp.
   (Class A Non-Voting) *                                     3,286   $  107,715
Tribune Co.                                                   2,184       70,827
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                          178,542
                                                                      ----------
CONSUMER STAPLES--19.3%
BEVERAGES--4.7%
Coca-Cola Co. (The)                                           2,494      107,292
Diageo plc, ADR                                               2,038      137,667
PepsiCo, Inc.                                                 2,458      147,578
                                                                      ----------
                                                                         392,537
                                                                      ----------
FOOD & STAPLES RETAILING--3.9%
Kroger Co. (The)                                              8,423      184,127
Wal-Mart Stores, Inc.                                         3,071      147,930
                                                                      ----------
                                                                         332,057
                                                                      ----------
FOOD PRODUCTS--4.1%
Campbell Soup Co.                                             3,855      143,059
Kraft Foods, Inc. (Class A)                                   6,594      203,755
                                                                      ----------
                                                                         346,814
                                                                      ----------
HOUSEHOLD PRODUCTS--6.6%
Clorox Co.                                                    1,635       99,686
Kimberly-Clark Corp.                                          1,937      119,513
Procter & Gamble Co.                                          6,009      334,100
                                                                      ----------
                                                                         553,299
                                                                      ----------
   TOTAL CONSUMER STAPLES                                              1,624,707
                                                                      ----------
ENERGY--10.6%
ENERGY EQUIPMENT & SERVICES--4.8%
Baker Hughes, Inc.                                            1,805      147,739
Schlumberger Ltd.                                             3,884      252,887
                                                                      ----------
                                                                         400,626
                                                                      ----------
OIL & GAS--5.8%
El Paso Corp.                                                 5,456       81,840
Exxon Mobil Corp.                                             6,676      409,573
                                                                      ----------
                                                                         491,413
                                                                      ----------
   TOTAL ENERGY                                                          892,039
                                                                      ----------
FINANCIALS--12.4%
CAPITAL MARKETS--1.8%
Bank of New York Co., Inc. (The)                              4,656      149,923
                                                                      ----------
COMMERCIAL BANKS--0.8%
Commerce Bancorp, Inc.                                        1,853       66,096
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--5.4%
Bank of America Corp.                                         3,039      146,176
Citigroup, Inc.                                               3,363      162,231
JPMorgan Chase & Co.                                          3,410      143,220
                                                                      ----------
                                                                         451,627
                                                                      ----------
INSURANCE--3.5%
Aflac, Inc.                                                   1,895   $   87,833
American International Group, Inc.                            2,185      129,024
XL Capital Ltd. (Class A)                                     1,325       81,223
                                                                      ----------
                                                                         298,080
                                                                      ----------
THRIFTS & MORTGAGE FINANCE--0.9%
Federal National Mortgage Assn                                1,598       76,864
                                                                      ----------
   TOTAL FINANCIALS                                                    1,042,590
                                                                      ----------
HEALTH CARE--19.6%
BIOTECHNOLOGY--0.2%
MedImmune, Inc. *                                               536       14,526
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES--3.8%
Baxter International, Inc.                                    3,540      130,131
Boston Scientific Corp. *                                     6,823      114,899
Medtronic, Inc.                                               1,700       79,764
                                                                      ----------
                                                                         324,794
                                                                      ----------
PHARMACEUTICALS--15.6%
AstraZeneca plc, ADR                                          1,613       96,490
GlaxoSmithKline plc, ADR                                      3,051      170,246
Johnson & Johnson                                             1,420       85,086
Merck & Co., Inc.                                             3,424      124,736
Novartis AG, ADR                                              4,077      219,832
Pfizer, Inc.                                                  8,872      208,226
Sanofi-Aventis, ADR                                             967       47,093
Schering-Plough Corp.                                         2,947       56,081
Teva Pharmaceutical Industries Ltd., ADR                      2,665       84,187
Wyeth                                                         4,961      220,318
                                                                      ----------
                                                                       1,312,295
                                                                      ----------
   TOTAL HEALTH CARE                                                   1,651,615
                                                                      ----------
INDUSTRIALS--14.9%
AEROSPACE & DEFENSE--2.9%
General Dynamics Corp.                                        1,040       68,079
Honeywell International, Inc.                                 1,761       70,968
Raytheon Co.                                                  2,451      109,241
                                                                      ----------
                                                                         248,288
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Waste Management, Inc.                                        3,880      139,214
                                                                      ----------
ELECTRICAL EQUIPMENT--2.0%
Emerson Electric Co.                                          1,976      165,609
                                                                      ----------
INDUSTRIAL CONGLOMERATES--2.4%
General Electric Co.                                          6,107      201,287
                                                                      ----------
MACHINERY--4.7%
Deere & Co.                                                   1,389      115,968
Eaton Corp.                                                   2,045      154,193
Parker Hannifin Corp.                                         1,626      126,177
                                                                      ----------
                                                                         396,338
                                                                      ----------

See Notes to Financial Statements.

                                                             SHARES      VALUE

ROAD & RAIL--1.2%
Union Pacific Corp.                                           1,078   $  100,211
                                                                      ----------
   TOTAL INDUSTRIALS                                                   1,250,947
                                                                      ----------
INFORMATION TECHNOLOGY--5.1%
COMMUNICATIONS EQUIPMENT--1.0%
Motorola, Inc.                                                3,876       78,101
                                                                      ----------
COMPUTERS & PERIPHERALS--2.1%
Hewlett-Packard Co.                                           3,671      116,297
Sun Microsystems, Inc. *                                     15,117       62,736
                                                                      ----------
                                                                         179,033
                                                                      ----------
IT SERVICES--2.0%
Automatic Data Processing, Inc.                               3,755      170,289
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          427,423
                                                                      ----------
MATERIALS--7.1%
CHEMICALS--1.7%
Monsanto Co.                                                    520       43,779
Praxair, Inc.                                                 1,844       99,576
                                                                      ----------
                                                                         143,355
                                                                      ----------
METALS & MINING--3.5%
Barrick Gold Corp.                                            4,221      124,941
Newmont Mining Corp.                                          3,144      166,412
                                                                      ----------
                                                                         291,353
                                                                      ----------
PAPER & FOREST PRODUCTS--1.9%
International Paper Co.                                       5,093      164,504
                                                                      ----------
   TOTAL MATERIALS                                                       599,212
                                                                      ----------
TELECOMMUNICATION SERVICES--5.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--5.4%
AT&T, Inc.                                                    6,011      167,647
BellSouth Corp.                                               2,609       94,446
Sprint Nextel Corp.                                           2,615       52,274
Verizon Communications, Inc.                                  4,282      143,404
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES                                      457,771
                                                                      ----------
UTILITIES--3.5%
ELECTRIC UTILITIES--2.0%
Progress Energy, Inc.                                         1,956       83,854
Southern Co. (The)                                            2,480       79,484
                                                                      ----------
                                                                         163,338
                                                                      ----------
MULTI-UTILITIES & UNREGULATED POWER--1.5%
PG&E Corp.                                                    3,290      129,231
                                                                      ----------
   TOTAL UTILITIES                                                       292,569
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$7,411,144)                                                     8,417,415
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   -----------
SHORT-TERM SECURITIES--1.4%
REPURCHASE AGREEMENT **--1.4%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $115,084
   (Cost -- $115,036)                                     $115,036   $  115,036
                                                                     ----------
TOTAL INVESTMENTS--101.4%
(Cost -- $7,526,180)                                                  8,532,451
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(1.4)%                                                      (118,843)
                                                                     ----------
NET ASSETS--100.0%                                                   $8,413,608
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/BKF LARGE CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Following a strong start to 2006, the equity markets gave back a portion of their gains in the 2nd quarter as renewed fears of inflation unsettled investors' confidence. In a change from prior periods, the large-cap and mega-cap value indices led the market with small positive returns, while small-cap and mid-cap growth indices lagged with mid-single digit negative returns. Increased inflation expectations help to drive up the yield on the 10-year Treasury note to 5.15%, an increase of approximately 30 basis points. As we look forward, we continue to monitor the impact from elevated energy prices and rising interest rates on the outlook for global economic growth. In addition, we remain focused on the geo-political risks that are currently impacting investor sentiment, including ongoing situations in the Middle East, Afghanistan and North Korea. Nevertheless, we believe the strong financial condition of corporate America and the continued robustness of the M&A market should provide a level of support for the equity markets. In this environment, we believe that large, high quality companies continue to represent an attractively valued segment and offer the best downside protection, particularly as these shares have lagged other segments of the market over the past several years.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     For the six-month period ended June 30, 2006, the Roszel/BKF Large Cap Value Portfolio returned 4.42%, outperforming the Russell 1000 Index performance of 2.76%. The portfolio's outperformance was driven by a combination of strong stock selection and solid sector allocation decisions.

     Although our investment process employs a bottom-up approach that emphasizes stock selection, the top performing sectors for the period relative to the Russell 1000 benchmark included: Health Care, due to sector underweighting and stock selection (not owning UnitedHealth Group); Technology, due to sector underweighting and stock selection (not owning Intel Corp.), and Consumer Discretionary, due to sector underweighting and stock selection (overweighting News Corp.). Other top individual relative contributors included: overweighting Kerr-McGee (Other Energy) and Textron ("Other"), and owning Diageo PLC (Consumer Staples).

     The worst performing sectors for the period relative to the benchmark included: Materials and Processing, due to stock selection (overweighting Dow Chemical), Autos and Transportation, due to sector underweighting, and Financial Services, due to stock selection (overweighting Freddie Mac). Other individual relative detractors included: overweighting EMC Corp. (Technology) and Home Depot (Consumer Discretionary), and owning Tyco International ("Other").

     In this environment, we believe that large, high quality companies represent an attractively valued segment and offer the best downside protection, particularly as these shares have lagged other segments of the market over the past several years. We continue to consistently apply our investment process by focusing on companies with solid balance sheets, strong business franchises and sustainable free cash flow growth in which we can identify specific catalysts for value-realization and where our research conclusions differ from consensus views.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/BKF LARGE CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                            SINCE
                                               SIX MONTHS++   ONE YEAR   INCEPTION+
                                               ------------   --------   ----------
Roszel/BKF Large Cap Value Portfolio Section       4.42%        9.61%       8.14%
S&P 500 Index                                      2.71%        8.63%       8.37%
Russell 1000 Index                                 2.76%        9.08%       9.16%

----------
*       SEE NOTES TO PERFORMANCE INFORMATION.

+       JULY 1, 2002.

++      NOT ANNUALIZED.

Section AS OF JANUARY 1, 2006, THE PORTFOLIO'S NAME WAS CHANGED FROM
        ROSZEL/LEVIN LARGE CAP VALUE PORTFOLIO TO ROSZEL/BKF LARGE CAP VALUE PORTFOLIO.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                               PERCENTAGE
TOP TEN HOLDINGS**           OF NET ASSETS
--------------------------   -------------
Bank of America Corp.             4.4%
Citigroup, Inc.                   3.9
Exxon Mobil Corp.                 3.6
BP plc, ADR                       2.7
Johnson & Johnson                 2.7
U.S. Bancorp                      2.4
Wells Fargo & Co.                 2.3
Entergy Corp.                     2.3
General Electric Co.              2.3
Northrop Grumman Corp.            2.3
                                 ----
Total                            28.9%

                              PERCENTAGE
HOLDINGS BY SECTOR           OF NET ASSETS
--------------------------   -------------
Financials                       23.3%
Energy                           14.5
Industrials                      13.3
Health Care                      10.3
Consumer Staples                 10.0
Consumer Discretionary            9.4
Information Technology            8.3
Utilities                         5.7
Materials                         2.6
Telecommunication Services        2.4
Other#                            0.2
                                -----
   Total                        100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/BKF LARGE CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                               SHARES     VALUE
                                                               ------   --------
COMMON STOCKS--99.8%
CONSUMER DISCRETIONARY--9.4%
HOUSEHOLD DURABLES--1.9%
Koninklijke Philips Electronics N.V.
   (NY Registered Shares)                                       1,597   $ 49,730
                                                                        --------
MEDIA--3.3%
News Corp. (Class A)                                            2,139     41,026
Time Warner, Inc.                                               1,230     21,279
Viacom, Inc. (Class B) *                                          690     24,730
                                                                        --------
                                                                          87,035
                                                                        --------
MULTILINE RETAIL--0.6%
Federated Department Stores, Inc.                                 420     15,372
                                                                        --------
SPECIALTY RETAIL--2.5%
Home Depot, Inc.                                                1,550     55,474
Limited Brands, Inc.                                              493     12,616
                                                                        --------
                                                                          68,090
                                                                        --------
TEXTILES, APPAREL & LUXURY GOODS--1.1%
Nike, Inc. (Class B)                                              355     28,755
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                          248,982
                                                                        --------
CONSUMER STAPLES--10.0%
BEVERAGES--2.4%
Diageo plc, ADR                                                   740     49,987
PepsiCo, Inc.                                                     245     14,710
                                                                        --------
                                                                          64,697
                                                                        --------
FOOD & STAPLES RETAILING--2.3%
Supervalu, Inc.                                                   810     24,867
Wal-Mart Stores, Inc.                                             760     36,609
                                                                        --------
                                                                          61,476
                                                                        --------
FOOD PRODUCTS--1.7%
Unilever N.V. (NY Registered Shares)                            1,955     44,085
                                                                        --------
HOUSEHOLD PRODUCTS--1.3%
Procter & Gamble Co.                                              635     35,306
                                                                        --------
TOBACCO--2.3%
Altria Group, Inc.                                                810     59,478
                                                                        --------
   TOTAL CONSUMER STAPLES                                                265,042
                                                                        --------
ENERGY--14.5%
ENERGY EQUIPMENT & SERVICES--1.1%
Transocean, Inc. *                                                360     28,915
                                                                        --------
OIL & GAS--13.4%
Apache Corp.                                                      830     56,647
BP plc, ADR                                                     1,040     72,394
Chevron Corp.                                                     889     55,171
Exxon Mobil Corp.                                               1,548     94,970
Kerr-McGee Corp.                                                  270     18,725
Williams Cos., Inc.                                             2,354     54,990
                                                                        --------
                                                                         352,897
                                                                        --------
   TOTAL ENERGY                                                          381,812
                                                                        --------
FINANCIALS--23.3%
CAPITAL MARKETS--1.8%
Bank of New York Co., Inc. (The)                                1,491   $ 48,010
                                                                        --------
COMMERCIAL BANKS--6.5%
U.S. Bancorp                                                    2,069     63,891
Wachovia Corp.                                                    850     45,968
Wells Fargo & Co.                                                 920     61,714
                                                                        --------
                                                                         171,573
                                                                        --------
CONSUMER FINANCE--2.2%
American Express Co.                                            1,100     58,542
                                                                        --------
DIVERSIFIED FINANCIAL SERVICES--8.3%
Bank of America Corp.                                           2,425    116,643
Citigroup, Inc.                                                 2,131    102,799
                                                                        --------
                                                                         219,442
                                                                        --------
INSURANCE--2.9%
Allstate Corp. (The)                                              835     45,700
American International Group, Inc.                                530     31,296
                                                                        --------
                                                                          76,996
                                                                        --------
THRIFTS & MORTGAGE FINANCE--1.6%
Federal Home Loan Mortgage Corp.                                  720     41,047
                                                                        --------
   TOTAL FINANCIALS                                                      615,610
                                                                        --------
HEALTH CARE--10.3%
HEALTH CARE PROVIDERS & SERVICES--2.4%
Universal Health Services, Inc. (Class B)                         870     43,726
WellPoint, Inc. *                                                 250     18,193
                                                                        --------
                                                                          61,919
                                                                        --------
PHARMACEUTICALS--7.9%
Abbott Laboratories                                               660     28,782
Johnson & Johnson                                               1,190     71,305
Pfizer, Inc.                                                    2,125     49,874
Wyeth                                                           1,325     58,843
                                                                        --------
                                                                         208,804
                                                                        --------
   TOTAL HEALTH CARE                                                     270,723
                                                                        --------
INDUSTRIALS--13.3%
AEROSPACE & DEFENSE--6.8%
Honeywell International, Inc.                                     384     15,475
Lockheed Martin Corp.                                             790     56,675
Northrop Grumman Corp.                                            955     61,177
United Technologies Corp.                                         720     45,662
                                                                        --------
                                                                         178,989
                                                                        --------
BUILDING PRODUCTS--0.3%
American Standard Cos., Inc.                                      190      8,221
                                                                        --------
ELECTRICAL EQUIPMENT--0.7%
Hubbell, Inc. (Class B)                                           400     19,060
                                                                        --------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
INDUSTRIAL CONGLOMERATES--5.5%
General Electric Co.                                          1,864   $   61,438
Textron, Inc.                                                   429       39,545
Tyco International Ltd.                                       1,542       42,405
                                                                      ----------
                                                                         143,388
                                                                      ----------
   TOTAL INDUSTRIALS                                                     349,658
                                                                      ----------
INFORMATION TECHNOLOGY--8.3%
COMMUNICATIONS EQUIPMENT--0.7%
Cisco Systems, Inc. *                                           955       18,651
                                                                      ----------
COMPUTERS & PERIPHERALS--2.6%
EMC Corp. *                                                   2,315       25,396
Hewlett-Packard Co.                                             439       13,907
International Business Machines Corp.                           379       29,115
                                                                      ----------
                                                                          68,418
                                                                      ----------
ELECTRONIC EQUIPMENT &
INSTRUMENTS--1.7%
Agilent Technologies, Inc. *                                  1,422       44,878
                                                                      ----------
IT SERVICES--1.6%
Accenture, Ltd. (Class A)                                     1,472       41,687
                                                                      ----------
SOFTWARE--1.7%
Microsoft Corp.                                               1,935       45,086
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          218,720
                                                                      ----------
MATERIALS--2.6%
CHEMICALS--1.7%
Dow Chemical Co. (The)                                        1,155       45,080
                                                                      ----------
PAPER & FOREST PRODUCTS--0.9%
International Paper Co.                                         720       23,256
                                                                      ----------
   TOTAL MATERIALS                                                        68,336
                                                                      ----------
TELECOMMUNICATION SERVICES--2.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--2.4%
AT&T, Inc.                                                    1,225       34,165
Verizon Communications, Inc.                                    907       30,376
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES                                       64,541
                                                                      ----------
UTILITIES--5.7%
ELECTRIC UTILITIES--3.6%
Entergy Corp.                                                   870       61,553
Exelon Corp.                                                    576       32,734
                                                                      ----------
                                                                          94,287
                                                                      ----------
MULTI-UTILITIES &
   UNREGULATED POWER--2.1%
CMS Energy Corp. *                                            2,280   $   29,503
PG&E Corp.                                                      660       25,925
                                                                      ----------
                                                                          55,428
                                                                      ----------
   TOTAL UTILITIES                                                       149,715
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$2,458,203)                                                     2,633,139
                                                                      ----------
TOTAL INVESTMENTS--99.8%
(Cost--$2,458,203)                                                     2,633,139

OTHER ASSETS LESS LIABILITIES--0.2%                                        4,533
                                                                      ----------
NET ASSETS--100.0%                                                    $2,637,672
                                                                      ==========

----------
*    NON-INCOME PRODUCING SECURITY.

GLOSSARY:

ADR--AMERICAN DEPOSITARY RECEIPT.

NY REGISTERED SHARES--A FOREIGN COMPANY'S SHARES THAT ARE REGISTERED THROUGH THEIR HOME OFFICE IN NEW YORK.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     The U.S. stock market exhibited increased volatility during the second quarter of 2006 in contrast to the relatively low levels of the previous two years. After extending the first quarter rally in April, the market corrected between mid-May and mid-June, only to recover much of the weakness during the final two weeks of the second quarter. The volatility seemed to reflect evolving perceptions and expectations over the future monetary policy by the Federal Reserve. Starting the second quarter optimistic that the Federal Open Market Committee (FOMC) was close to the end of its tightening regime, investors grew concerned as Fed comments reflected a more hawkish tone towards inflation, and stocks spent much of the quarter under pressure. Late in the second quarter, however, stocks rallied back to near their starting levels reflecting the underlying resilience of the U.S. stock market and confidence in the current state of affairs. Moreover, the rally represented reassurance over the determination of an engaged Fed to control inflation, along with expectations that the U.S. economy would continue to expand.

     Our current expectation is that economic growth in the United States will slow moderately in coming quarters and that slower global growth is also likely. This slowdown should result in lower commodity prices, including oil, over the next year. Inflation overall should also subside as a result of slower economic activity, a continuing favorable trend in productivity, and subdued wage growth. This trend in inflation should reassure the Federal Reserve and leads us to the conclusion that the FOMC is likely close to the end of the extended period of interest rate increases which commenced two years ago. The slowdown should be benign in that corporate profits should continue to grow, albeit at a somewhat slower rate than has been the case in the past few years. High corporate cash levels should permit a continued high level of share repurchases and dividend increases overall. Given this overall outlook, economic conditions should provide a favorable backdrop for equity prices in upcoming quarters.

     Our strategy underperformed the Russell 1000 Value Index's 6.5% total return by approximately 130 basis points on a year to date basis. While disappointed with the performance, we believe our strategic shift towards higher quality and larger market capitalization names leaves the portfolio well positioned for the market environment we anticipate going forward.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     So far in 2006, our stock selections in the Health Care and Consumer Discretionary sectors have provided the strongest contribution relative to the Russell 1000 Value Index. In Health Care, our continued focus upon large cap pharmaceutical and supply companies have proved beneficial. Merck has been the strongest performer in the portfolio year to date as investors have focused more on the company's pipeline, which is what we have long felt to be the most compelling reason to own the shares. For example, Gardasil - a vaccine specifically designed to prevent types of cervical cancer - won FDA approval for use in females ages 9 through 26. This new vaccine has been reported to have the potential of generating up to $3 billion a year in sales. In the Consumer Discretionary sector, modest gains from Limited Brands and CBS, also enhanced performance.

     Conversely, stock selections within Consumer Staples and Financial sectors represented the largest sources of negative contribution in the portfolio year to date. Sara Lee shares have suffered in part due to the slow speed of their firm-wide reorganization and divestiture efforts. We believe, however, the restructuring will ultimately prove successful and we remain confident company management will succeed in improving operating margins and growth of earnings over the next several years. The stock continues to offer exceptional value in our judgment based on these prospects. Financials have the largest overall sector exposure in the portfolio, and our stock selections have negatively impacted performance year to date. Several positions in the sector were strong, including Washington Mutual and Bank of America, but American International Group, Fannie Mae, and Hartford Financial Services Group have come under pressure, causing overall contribution to lag.

     Our strategy of shifting the portfolio to larger-capitalization, higher quality names was evident during the first and second quarters, as we exited positions in ConAgra and Viacom and initiated new positions DuPont, Wal-Mart and Intel.

     ConAgra was sold during the first quarter as we had been hopeful over the potential benefits from a restructuring plan under new management, however we found the measures announced in mid-March to be disappointing. By the company's guidance, it will take 2 1/2-3 years before current levels of profitability will be regained. We would have preferred more aggressive restructuring and more action taken on the dividend, freeing up cash for share buybacks. We also trimmed positions in Alcoa, Hewlett Packard, and Lehman in the wake of price strength in those shares. During the second quarter, we liquidated the position in Viacom, preferring to retain CBS as the more attractive piece of the original Viacom. The position in CBS was increased during April and again in June. We also took advantage of price strength to trim several positions in the second quarter, including Washington Mutual, Lehman, Ingersoll Rand, Conoco Philips and Limited. As part of shifting our representation in the Information Technology sector towards Intel (discussed below), we trimmed commitments in Hewlett Packard and IBM.

     DuPont was added to the portfolio in the first quarter. After a series of earnings disappointments in recent quarters, we believe a recovery in the shares from depressed levels could result from cost containment efforts and an increasingly productive research and development effort. There is also a potential windfall for DuPont should energy prices surprise on the downside. The company announced in late March that it was raising its revenue and earnings guidance for the first quarter and full year of 2006, reinforcing our optimistic assessment going forward. We also added to the Baxter position during the first quarter, taking advantage of a pullback in the shares.

     In the second quarter, we established new positions in Wal-Mart and Intel. The main appeal of Wal-Mart is based on an aggressive restructuring of the company's American operations, along with valuations. The restructuring was initiated by the appointment of a new CEO for Wal-Mart USA last October and includes streamlining American operations, making the inventory and purchasing functions more efficient. At the same time, efforts are underway to improve revenue growth through a revamping of stores to better reflect local community demand, and an expansion of offerings in non-consumable areas such as apparel, bedding, and electronics. We believe that these efforts will also improve profitability and earnings growth, enabling the P/E multiple to expand from the current level of 14 times estimated earnings for the January 2008 fiscal year. Intel has taken aggressive steps to keep the company's leadership position in semiconductors. The company has announced a restructuring aimed at revamping or jettisoning low or unprofitable business lines, as exemplified by the announced sale of the communications chip unit. New product introductions and new more efficient manufacturing processes should be catalysts to improving results. At current levels, the shares seem undervalued relative to expectations of an improved trend in operating results beginning in the second half of this year. Other positions expanded during the second quarter included Sara Lee, Fannie Mae, Verizon, Wachovia, and Abbott Labs.

     Our strategy of shifting the portfolio towards larger capitalization continues and is reflected in the changes undertaken so far this year. The changes also continue the process of improving overall quality in terms of increased predictability and growth rate of earnings and dividends. This gradual shift reflects the continuing anomaly in U.S. stock market valuations where quality, predictability and size are available at historically cheap levels, in fact, cheaper than the market as a whole, a highly unusual state of affairs.

     The portfolio has been positioned to take advantage of this opportunity, which should impact the U.S. stock market over both the intermediate and longer term. We expect a gradual transition of relative performance to continue in coming months. Historically, slower economic and earnings growth and a high level of interest rates compared to levels of 2 years ago have favored large cap over small-to-mid cap, and we expect this shift to be the case in the current environment. We also expect a shift away from sectors that have been the performance leaders of the past several years, and in particular those which have been beneficiaries of soaring prices for basic commodities, including Energy. Longer term, we continue to have a positive outlook, expecting stock market returns in the mid-to-high single digit range.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                   SINCE
                                       SIX MONTHS++   ONE YEAR   INCEPTION+
                                       ------------   --------   ----------
Roszel/MLIM Relative Value Portfolio       4.11%        7.89%       9.68%
S&P 500 Index                              2.71%        8.63%       8.37%
Russell 1000 Value Index                   6.56%       12.10%      11.27%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                     PERCENTAGE
TOP TEN HOLDINGS**                 OF NET ASSETS
--------------------------------   -------------
Citigroup, Inc.                         3.7%
Abbott Laboratories                     3.7
Wachovia Corp.                          3.7
Cisco Systems, Inc.                     3.6
Bank of America Corp.                   3.6
Merck & Co., Inc.                       3.4
Baxter International, Inc.              3.4
CBS Corp. (Class B)                     3.4
Exxon Mobil Corp.                       3.3
Federal National Mortgage Assn.         3.2
                                       ----
Total                                  35.0%

                                     PERCENTAGE
HOLDINGS BY SECTOR                 OF NET ASSETS
--------------------------------   -------------
Financials                              28.6%
Health Care                             16.4
Information Technology                  12.9
Industrials                              9.0
Consumer Staples                         8.9
Energy                                   8.7
Consumer Discretionary                   5.3
Materials                                4.4
Telecommunication Services               3.2
Utilities                                1.7
Other#                                   0.9
                                       -----
Total                                  100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM RELATIVE VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--5.3%
MEDIA--3.4%
CBS Corp. (Class B)                                          14,800   $  400,340
                                                                      ----------
SPECIALTY RETAIL--1.9%
Limited Brands, Inc.                                          8,800      225,192
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                          625,532
                                                                      ----------
CONSUMER STAPLES--8.9%
FOOD & STAPLES RETAILING--3.1%
Wal-Mart Stores, Inc.                                         7,500      361,275
                                                                      ----------
FOOD PRODUCTS--3.2%
Sara Lee Corp.                                               23,600      378,072
                                                                      ----------
HOUSEHOLD PRODUCTS--2.6%
Kimberly-Clark Corp.                                          4,900      302,330
                                                                      ----------
   TOTAL CONSUMER STAPLES                                              1,041,677
                                                                      ----------
ENERGY--8.7%
OIL & GAS--8.7%
Chevron Corp.                                                 6,100      378,566
ConocoPhillips                                                3,810      249,669
Exxon Mobil Corp.                                             6,400      392,640
                                                                      ----------
   TOTAL ENERGY                                                        1,020,875
                                                                      ----------
FINANCIALS--28.6%
CAPITAL MARKETS--1.4%
Lehman Brothers Holdings, Inc.                                2,500      162,875
                                                                      ----------
COMMERCIAL BANKS--6.6%
U.S. Bancorp                                                 10,900      336,592
Wachovia Corp.                                                8,000      432,640
                                                                      ----------
                                                                         769,232
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--7.3%
Bank of America Corp.                                         8,700      418,470
Citigroup, Inc.                                               9,100      438,984
                                                                      ----------
                                                                         857,454
                                                                      ----------
INSURANCE--8.0%
Allstate Corp. (The)                                          4,700      257,231
American International  Group, Inc.                           6,300      372,015
Hartford Financial Services  Group, Inc.                      3,700      313,020
                                                                      ----------
                                                                         942,266
                                                                      ----------
THRIFTS & MORTGAGE FINANCE--5.3%
Federal National Mortgage Assn.                               7,900      379,990
Washington Mutual, Inc.                                       5,430      247,500
                                                                      ----------
                                                                         627,490
                                                                      ----------
   TOTAL FINANCIALS                                                    3,359,317
                                                                      ----------
HEALTH CARE--16.4%
HEALTH CARE EQUIPMENT & SUPPLIES--3.4%
Baxter International, Inc.                                   11,000   $  404,360
                                                                      ----------
PHARMACEUTICALS--13.0%
Abbott Laboratories                                          10,000      436,100
Bristol-Myers Squibb Co.                                     12,800      331,008
Merck & Co., Inc.                                            11,100      404,373
Wyeth                                                         8,000      355,280
                                                                      ----------
                                                                       1,526,761
                                                                      ----------
   TOTAL HEALTH CARE                                                   1,931,121
                                                                      ----------
INDUSTRIALS--9.0%
AEROSPACE & DEFENSE--3.1%
Honeywell International, Inc.                                 8,900      358,670
                                                                      ----------
INDUSTRIAL CONGLOMERATES--3.1%
General Electric Co.                                         11,200      369,152
                                                                      ----------
MACHINERY--2.8%
Ingersoll-Rand Co. Ltd. (Class A)                             7,800      333,684
                                                                      ----------
   TOTAL INDUSTRIALS                                                   1,061,506
                                                                      ----------
INFORMATION TECHNOLOGY--12.9%
COMMUNICATIONS EQUIPMENT--3.6%
Cisco Systems, Inc. *                                        21,600      421,848
                                                                      ----------
COMPUTERS & PERIPHERALS--3.9%
Hewlett-Packard Co.                                           7,400      234,432
International Business Machines Corp.                         3,000      230,460
                                                                      ----------
                                                                         464,892
OFFICE ELECTRONICS--3.2%
Xerox Corp. *                                                27,200      378,352
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.2%
Intel Corp.                                                  13,400      253,930
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                        1,519,022
                                                                      ----------
MATERIALS--4.4%
CHEMICALS--2.1%
E.l. Du Pont de Nemours & Co.                                 6,000      249,600
                                                                      ----------
METALS & MINING--2.3%
Alcoa, Inc.                                                   8,100      262,116
                                                                      ----------
   TOTAL MATERIALS                                                       511,716
                                                                      ----------
TELECOMMUNICATION SERVICES--3.2%
DIVERSIFIED TELECOMMUNICATION SERVICES--3.2%
Verizon Communications, Inc.                                 11,200      375,088
                                                                      ----------

See Notes to Financial Statements.

                                                            SHARES       VALUE
                                                            ------    ----------
UTILITIES--1.7%
ELECTRIC UTILITIES--1.7%
FPL Group, Inc.                                              4,676   $   193,493
                                                                     -----------
TOTAL COMMON STOCKS
(Cost--$10,350,298)                                                   11,639,347
                                                                     -----------

                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
SHORT-TERM SECURITIES--1.3%
REPURCHASE AGREEMENT **--1.3%
Nomura Securities International,
   Inc., 4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $155,756
   (Cost--$155,692)                                      $155,692       155,692
                                                                    -----------
TOTAL INVESTMENTS--100.4%
(Cost--$10,505,990)                                                  11,795,039
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.4)%                           (43,841)
                                                                    -----------
NET ASSETS--100.0%                                                  $11,751,198
                                                                    ===========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Economic news during the first half of 2006 was dominated by talk of Fed hikes and inflation. Inflationary pressures have indeed increased in recent months. Oil prices are still elevated, and inflation expectations remain higher than last year. Industrial capacity utilization rates are above historical norms. Excess liquidity is still evident in strong private equities flows and high corporate ash balances. Furthermore, import prices are rising, and China's ability to keep its manufactured goods pricing low in the face of strong demand and rising input costs is beginning to erode. If typical patterns at the end of past tightening cycles are any guide, inflation indicators, which tend to large changes in the economy, can be expected to move higher near term before they are eventually capped by more restrictive conditions.

     Concurrently, the drag of past rate hikes is beginning to register and the consumer is showing signs of strain. The capital spending cycle remains solid, but consumer spending is being constrained by tax creep. Higher gasoline prices and higher interest payments on adjustable rate mortgages. Modest wage gains are failing to keep up with nominal inflation. Commercial construction continues to be strong, but the housing market is cooling. The related wealth effect is also beginning to fade. The baton of growth is being passed from consumers to corporations. Strong corporate cash flows and cash-rich balance sheets can support an increased level of capital expenditures that will help sustain economic growth.

     An orderly slowdown in the economy could do much to diffuse inflationary risks and promote better-balanced growth with reduced risk of recession or stagflation. Engineering such a slowdown, however, is no easy task, especially for a new Fed chairman who has yet to win the market's confidence. Furthermore, calibrating monetary policy against a backdrop of increased globalization raises new questions and concerns. The extent to which globalization is making US inflation somewhat less sensitive to domestic policy and more responsive to global liquidity conditions is still being debated.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The market turbulence in the second quarter would have entirely reversed the first quarter advance were it not for the energetic one-day rally at the end of June. The S&P 500 Index salvaged a gain for the first six months, and first-half portfolio results underperformed the Index by a small percentage. After underperforming earlier in the year, the portfolio handily outperformed in the second quarter as market conditions shifted. For the six months, the sector allocation effect made a positive contribution to the portfolio's relative returns. This impact was almost entirely offset by the selection effect, which reflected our concentration in the largest cap industry leaders.

     The relative performance of these large cap issues strengthened markedly as the period progressed, turning the selection effect positive in the second quarter. The portfolio benefited from the substantially overweighted exposure to the strong energy sector, which posted double-digit gains. The rebound in select pharmaceuticals such as Merck and Abbott Labs also supported returns, Counterbalancing factors included weakness among key holdings in the technology and industrials sectors and the void in telecom. Leading issues included Caterpillar, Occidental Petroleum, News Corp., Halliburton, and Hilton Hotels and Estee Lauder, As investors weigh the implications of past tightenings and projected slower growth on earnings, we believe they will more highly prize the durable earnings power of the globally competitive multinationals that are the focus of our strategy.

     During this period of transition, market attention is likely to stay closely focused on central bankers and incoming data. Market volatility may increase. In these circumstances, a flight to quality seems well advised. Investors are expected to re-price risk and re-examine valuations. They should find the high quality multinationals in the portfolio increasingly attractive. Their aggregate price/earnings multiple, which is below the market, their less cyclical earnings power, and the stock price support afforded by their higher yields and faster dividend growth make them prime candidates to outperform in this tougher environment.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                             SINCE
                                                SIX MONTHS++   ONE YEAR   INCEPTION+
                                                ------------   --------   ----------
Roszel/Fayez Sarofim Large Cap Core Portfolio       2.12%        5.38%      6.32%
S&P 500 Index                                       2.71%        8.63%      8.37%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                           PERCENTAGE
TOP TEN HOLDINGS**       OF NET ASSETS
----------------------   -------------
Exxon Mobil Corp.             5.2%
Altria Group, Inc.            5.0
General Electric Co.          4.9
Citigroup, Inc.               4.1
Wal-Mart Stores, Inc.         3.2
Chevron Corp.                 3.1
Procter & Gamble Co.          2.9
Coca-Cola Co. (The)           2.9
Johnson & Johnson             2.8
BP plc, ADR                   2.7
                             ----
Total                        36.8%

                           PERCENTAGE
HOLDINGS BY SECTOR       OF NET ASSETS
----------------------   -------------
Consumer Staples              24.0%
Energy                        21.1
Financials                    15.4
Industrials                   10.9
Health Care                   10.3
Consumer Discretionary         9.2
Information Technology         6.5
Materials                      1.1
Other#                         1.5
                             -----
Total                        100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                               SHARES     VALUE
                                                               ------   --------
COMMON STOCKS--98.5%
CONSUMER DISCRETIONARY--9.2%
HOTELS, RESTAURANTS & LEISURE--1.6%
Hilton Hotels Corp.                                               240   $  6,787
McDonald's Corp.                                                  342     11,491
                                                                        --------
                                                                          18,278
                                                                        --------
MEDIA--4.6%
McGraw-Hill Cos., Inc. (The)                                      449     22,553
News Corp. (Class A)                                            1,051     20,158
Time Warner, Inc.                                                 334      5,778
Viacom, Inc. (Class B) *                                          115      4,122
                                                                        --------
                                                                          52,611
                                                                        --------
MULTILINE RETAIL--1.8%
Target Corp.                                                      420     20,526
                                                                        --------
SPECIALTY RETAIL--1.2%
Home Depot, Inc.                                                  398     14,245
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                          105,660
                                                                        --------
CONSUMER STAPLES--24.0%
BEVERAGES--6.4%
Anheuser-Busch Cos., Inc.                                         224     10,212
Coca-Cola Co. (The)                                               763     32,825
PepsiCo, Inc.                                                     505     30,320
                                                                        --------
                                                                          73,357
                                                                        --------
FOOD & STAPLES RETAILING--6.5%
Sysco Corp.                                                       340     10,390
Wal-Mart Stores, Inc.                                             756     36,417
Walgreen Co.                                                      455     20,402
Whole Foods Market, Inc.                                          110      7,110
                                                                        --------
                                                                          74,319
                                                                        --------
FOOD PRODUCTS--2.0%
Nestle SA, ADR (Registered)                                       297     23,136
                                                                        --------
HOUSEHOLD PRODUCTS--2.9%
Procter & Gamble Co.                                              602     33,471
                                                                        --------
PERSONAL PRODUCTS--1.2%
Estee Lauder Cos., Inc. (The)                                     340     13,148
                                                                        --------
TOBACCO--5.0%
Altria Group, Inc.                                                783     57,496
                                                                        --------
   TOTAL CONSUMER STAPLES                                                274,927
                                                                        --------
ENERGY--21.1%
ENERGY EQUIPMENT & SERVICES--1.9%
Halliburton Co.                                                   190     14,100
Transocean, Inc. *                                                100      8,032
                                                                        --------
                                                                          22,132
                                                                        --------
OIL & GAS--18.4%
BP plc, ADR                                                       447     31,115
Chevron Corp.                                                     569     35,312
ConocoPhillips                                                    439     28,768
Exxon Mobil Corp.                                                 972     59,632
Hess Corp.                                                        165   $  8,720
Occidental Petroleum Corp.                                        165     16,921
Royal Dutch Shell plc, ADR (Class A)                              215     14,401
Total SA, ADR                                                     390     25,553
                                                                        --------
                                                                         220,422
                                                                        --------
   TOTAL ENERGY                                                          242,554
                                                                        --------
FINANCIALS--15.4%
CAPITAL MARKETS--2.1%
Ameriprise Financial, Inc.                                        155      6,924
Morgan Stanley                                                    275     17,383
                                                                        --------
                                                                          24,307
                                                                        --------
COMMERCIAL BANKS--2.0%
HSBC Holdings plc, ADR                                            255     22,529
                                                                        --------
CONSUMER FINANCE--3.1%
American Express Co.                                              416     22,140
Capital One Financial Corp.                                       150     12,817
                                                                        --------
                                                                          34,957
                                                                        --------
DIVERSIFIED FINANCIAL SERVICES--7.1%
Bank of America Corp.                                             437     21,020
Citigroup, Inc.                                                   984     47,468
JPMorgan Chase & Co.                                              317     13,314
                                                                        --------
                                                                          81,802
                                                                        --------
INSURANCE--1.1%
American International Group, Inc.                                211     12,459
                                                                        --------
   TOTAL FINANCIALS                                                      176,054
                                                                        --------
HEALTH CARE--10.3%
HEALTH CARE PROVIDERS & SERVICES--0.8%
UnitedHealth Group, Inc.                                          200      8,956
                                                                        --------
PHARMACEUTICALS--9.5%
Abbott Laboratories                                               423     18,447
Eli Lilly & Co.                                                   403     22,274
Johnson & Johnson                                                 528     31,638
Merck & Co., Inc.                                                 348     12,677
Pfizer, Inc.                                                    1,045     24,526
                                                                        --------
                                                                         109,562
                                                                        --------
   TOTAL HEALTH CARE                                                     118,518
                                                                        --------
INDUSTRIALS--10.9%
AEROSPACE & DEFENSE--1.0%
United Technologies Corp.                                         180     11,416
                                                                        --------
AIR FREIGHT & LOGISTICS--1.7%
United Parcel Service, Inc. (Class B)                             236     19,430
                                                                        --------
CONSTRUCTION & ENGINEERING--0.5%
Fluor Corp.                                                        60      5,576
                                                                        --------
ELECTRICAL EQUIPMENT--1.8%
Emerson Electric Co.                                              249     20,869
                                                                        --------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
INDUSTRIAL CONGLOMERATES--4.9%
General Electric Co.                                          1,712   $   56,427
                                                                      ----------
MACHINERY--1.0%
Caterpillar, Inc.                                               150       11,172
                                                                      ----------
   TOTAL INDUSTRIALS                                                     124,890
                                                                      ----------
INFORMATION TECHNOLOGY--6.5%
INTERNET SOFTWARE & SERVICES--0.8%
Yahoo!, Inc. *                                                  300        9,900
                                                                      ----------
IT SERVICES--1.0%
Automatic Data Processing, Inc.                                 250       11,338
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.1%
Intel Corp.                                                   1,285       24,351
                                                                      ----------
SOFTWARE--2.6%
Microsoft Corp.                                               1,265       29,474
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                           75,063
                                                                      ----------
MATERIALS--1.1%
CHEMICALS--1.1%
Arkema, ADR *                                                     9          351
Praxair, Inc.                                                   230       12,420
                                                                      ----------
   TOTAL MATERIALS                                                        12,771
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$1,082,971)                                                     1,130,437
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   -----------
SHORT-TERM SECURITIES--2.9%
REPURCHASE AGREEMENT **--2.9%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $33,005
   (Cost--$32,991)                                        $32,991    $   32,991
                                                                     ----------
TOTAL INVESTMENTS--101.4%
(Cost--$1,115,962)                                                    1,163,428
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(1.4)%                                                       (16,227)
                                                                     ----------
NET ASSETS--100.0%                                                   $1,147,201
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     A large obstacle that must be overcome before the equity markets can regain solid footing and mount an advance is a resolution of the inflation/no inflation debate. As this debate rages on, equity market volatility has increased and equity returns have suffered.

     The camp that argues inflationary pressures are heating up point to monetary policy as still being too accommodative. Despite a 4.25% increase in Fed Funds rates which raised rates to 5.25%, this group feels that rates are still at a level that encourages rapid economic growth. They also look to high commodity prices and tight credit spreads as indicators of rapid economic growth (leading to increased inflationary pressures) during the remainder of 2006. Their proof statement is the recent rise in the core CPI index which, in April, jumped to its highest reading since March 2005.

     The no-inflation camp points to recent declines in the ISM index, weakness in car and truck sales, declines in the index of leading indicators, low rates and the flat curve in the bond market, job growth that appears to be slowing and a slowdown in both housing activity and price appreciation. The slowdown in home price appreciation (with the potential for a rare decrease in prices) and the recent increase in interest rates would, in all reality, put an end to the refinancing cash-out boom and potentially lead to a slowdown in retail spending.

     We stand firmly in the corner of those expecting low inflation. In addition to the issues mentioned above, we have argued that the housing market is, in fact, weaker that the current consensus view. As evidence we look to rising delinquency rates and the rapid decline in the median price of existing single-family homes. It's also useful to know that prior weakness in the housing market has been a good predictor of economic slowdowns.

     A closer look at the consumer shows that pressures from increases in interest rates and energy prices are starting to slow real consumer spending. Consumer spending, as a percentage of disposable income, on energy and consumer interest payments have increased noticeably. On a side note, we are overweight consumer discretionary shares believing that consumer spending will slow, but not go negative, which is what we believe the market is pricing in.

     In addition, central banks and governments around the world are taking steps to slow economic growth with the goal of halting inflation before it gets going. In the past few weeks many countries have raised official rates. In Japan (the world's second largest economy) they are rapidly removing liquidity from the banking system, a move designed to produce results similar to raising rates. In addition to Japan, over the past few quarters the Chinese government has implemented tighter lending policies and taken steps to eliminate speculation in housing and other industries.

     In conclusion, as we've stated in the past, we believe that the forces of globalization continue to play a large role in keeping inflationary forces at bay. While free trade has given producers access to consumers around the world it has also increased global competition making it difficult for producers to raise prices. In addition, as economic reports are released in the coming months pointing to economic weakness, we believe that the Fed will shift from its current stance of looking to fend off inflation by slowing economic growth to one where they are taking steps to prevent the economy from slipping into a Fed induced economic slowdown. Once the market concludes that the Fed has changed its thinking equity markets have the potential to produce considerable returns.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     Year-to-date the S&P 500 Index is up approximately 2.8%. Top performing sectors, year-to-date, are telecommunication services, energy and industrials. Under performing sectors year to date are information technology, healthcare and consumer discretionary.

     Our year-to-date return of approximately -3.25% came in below the S&P 500. Network Appliances, Wynn Resorts, Applera and Chicago Merc. added to performance. XM Satellite Radio, EBay, Juniper and Yahoo subtracted from performance. On the sector side our overweight in technology and our underweight in energy shares detracted from performance, while our underweight in healthcare added to performance.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                SINCE
                                                    SIX MONTHS++   ONE YEAR   INCEPTION+
                                                    ------------   --------   ----------
Roszel/AllianceBernstein Large Cap Core Portfolio      (3.25)%       8.30%       4.75%
S&P 500 Index                                           2.71%        8.63%       8.37%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                                 PERCENTAGE
TOP TEN HOLDINGS**                             OF NET ASSETS
--------------------------------------------   -------------
General Electric Co.                                3.8%
Amazon.Com, Inc.                                    3.7
Juniper Networks, Inc.                              3.3
Applera Corp.-Applied Biosystems Group              3.2
NYSE Group, Inc.                                    3.2
Merck & Co., Inc.                                   3.1
Apollo Group, Inc. (Class A)                        3.0
Chicago Mercantile Exchange Holdings, Inc.          2.9
KLA-Tencor Corp.                                    2.8
XM Satellite Radio Holdings,  Inc. (Class A)        2.7
                                                   ----
   Total                                           31.7%

                                                 PERCENTAGE
HOLDINGS BY SECTOR                             OF NET ASSETS
--------------------------------------------   -------------
Information Technology                             29.1%
Financials                                         21.3
Consumer Discretionary                             19.1
Health Care                                        10.0
Consumer Staples                                    7.1
Telecommunication Services                          5.3
Industrials                                         3.8
Materials                                           2.3
Energy                                              1.3
Other#                                              0.7
                                                  -----
   Total                                          100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED) (IN U.S. DOLLARS)

                                                               SHARES     VALUE
                                                               ------   --------
COMMON STOCKS--99.3%
CONSUMER DISCRETIONARY--19.1%
AUTO COMPONENTS--2.0%
Johnson Controls, Inc.                                            401   $ 32,970
                                                                        --------
AUTOMOBILES--1.4%
Toyota Motor Corp., ADR                                           230     24,056
                                                                        --------
COMMERCIAL SERVICES & SUPPLIES--3.0%
Apollo Group, Inc. (Class A) *                                    974     50,326
                                                                        --------
INTERNET & CATALOG RETAIL--3.7%
Amazon.Com, Inc. *                                              1,599     61,849
                                                                        --------
MEDIA--5.6%
News Corp. (Class A)                                            1,250     23,975
Walt Disney Co.                                                   830     24,900
XM Satellite Radio Holdings, Inc. (Class A) *                   3,057     44,785
                                                                        --------
                                                                          93,660
                                                                        --------
MULTILINE RETAIL--2.0%
Kohl's Corp. *                                                    565     33,403
                                                                        --------
SPECIALTY RETAIL--1.4%
Best Buy Co., Inc.                                                410     22,484
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                          318,748
                                                                        --------
CONSUMER STAPLES--7.1%
FOOD & STAPLES RETAILING--4.4%
Costco Wholesale Corp.                                            520     29,707
Wal-Mart Stores, Inc.                                             910     43,835
                                                                        --------
                                                                          73,542
                                                                        --------
HOUSEHOLD PRODUCTS--2.7%
Procter & Gamble Co.                                              793     44,091
                                                                        --------
   TOTAL CONSUMER STAPLES                                                117,633
                                                                        --------
ENERGY--1.3%
OIL & GAS--1.2%
BP plc, ADR                                                       300     20,883
                                                                        --------
FINANCIALS--21.3%
CAPITAL MARKETS--9.2%
Charles Schwab Corp. (The)                                      2,203     35,204
Legg Mason, Inc.                                                  420     41,798
Northern Trust Corp.                                              385     21,291
State Street Corp.                                                370     21,493
TD Ameritrade Holding Corp.                                     2,342     34,685
                                                                        --------
                                                                         154,471
                                                                        --------
CONSUMER FINANCE--2.6%
American Express Co.                                              811     43,161
                                                                        --------
DIVERSIFIED FINANCIAL SERVICES--8.0%
Bank of America Corp.                                             660     31,746
Chicago Mercantile Exchange  Holdings, Inc.                       100     49,115
NYSE Group, Inc.                                                  770     52,730
                                                                        --------
                                                                         133,591
                                                                        --------
INSURANCE--1.5%
Aflac, Inc.                                                       535   $ 24,797
                                                                        --------
   TOTAL FINANCIALS                                                      356,020
                                                                        --------
HEALTH CARE--10.0%
BIOTECHNOLOGY--5.4%
Applera Corp. - Applied Biosystems Group                        1,652     53,442
Genentech, Inc. *                                                 445     36,401
                                                                        --------
                                                                          89,843
                                                                        --------
PHARMACEUTICALS--4.6%
Eli Lilly & Co.                                                   470     25,977
Merck & Co., Inc.                                               1,400     51,002
                                                                        --------
                                                                          76,979
                                                                        --------
   TOTAL HEALTH CARE                                                     166,822
                                                                        --------
INDUSTRIALS--3.8%
INDUSTRIAL CONGLOMERATES--3.8%
General Electric Co.                                            1,905     62,789
                                                                        --------
INFORMATION TECHNOLOGY--29.1%
COMMUNICATIONS EQUIPMENT--7.9%
JDS Uniphase Corp. *                                           14,000     35,420
Juniper Networks, Inc. *                                        3,443     55,053
QUALCOMM, Inc.                                                  1,010     40,471
                                                                        --------
                                                                         130,944
                                                                        --------
COMPUTERS & PERIPHERALS--3.9%
Network Appliance, Inc. *                                       1,180     41,654
Sun Microsystems, Inc. *                                        5,740     23,821
                                                                        --------
                                                                          65,475
                                                                        --------
INTERNET SOFTWARE & SERVICES--4.7%
eBay, Inc. *                                                    1,453     42,559
Yahoo!, Inc. *                                                  1,081     35,673
                                                                        --------
                                                                          78,232
                                                                        --------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--8.3%
Advanced Micro Devices, Inc. *                                    847     20,684
Applied Materials, Inc.                                         1,980     32,234
Broadcom Corp. (Class A) *                                      1,291     38,795
KLA-Tencor Corp.                                                1,129     46,932
                                                                        --------
                                                                         138,645
                                                                        --------
SOFTWARE--4.3%
Adobe Systems, Inc. *                                           1,421     43,142
NAVTEQ Corp. *                                                    650     29,042
                                                                          72,184
                                                                        --------
   TOTAL INFORMATION TECHNOLOGY                                          485,480
                                                                        --------
MATERIALS--2.3%
CHEMICALS--2.3%
Monsanto Co.                                                      455     38,307
                                                                        --------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
TELECOMMUNICATION SERVICES--5.3%
DIVERSIFIED TELECOMMUNICATION SERVICES--5.3%
Level 3 Communications, Inc.*                                 6,200   $   27,528
Sprint Nextel Corp.                                             870       17,391
Verizon Communications, Inc.                                  1,320       44,207
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES                                       89,126
                                                                      ----------
TOTAL COMMON STOCKS (Cost--$1,646,327)                                 1,655,808
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   ----------
SHORT-TERM SECURITIES--0.7%
REPURCHASE AGREEMENT **--0.7%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06,
   total to be received $11,987
   (Cost--$11,982)                                        $11,982    $   11,982
                                                                     ----------
TOTAL INVESTMENTS--100.0%
(Cost--$1,658,309)                                                    1,667,790
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.0)%                               (10)
                                                                     ----------
NET ASSETS--100.0%                                                   $1,667,780
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.


See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     During the first six months of 2006, the stock market experienced a volatility surge not seen since the start of the Iraq war in March, 2003. Equity markets sold off sharply on a global basis in May. We believe this reflects uncertainty surrounding broader economic factors and a shift in consensus on the health of company and industry fundamentals. The economic factors affecting markets have predominantly been centered around inflation pressures and rising interest rates. Market pessimism was rooted in the fear that higher energy prices or further tightening by the Fed might disrupt the ability of companies to sustain their current growth rates.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     For the six months ended June 30, 2006, the Portfolio underperformed its benchmark, the RUSSELL 1000 GROWTH INDEX, mainly due to poor stock selection in the healthcare, consumer discretionary and energy sectors. These three sectors accounted for nearly 80% of our performance shortfall relative to the Benchmark through the first six months of the year. Slightly offsetting this poor performance was solid stock selection in the technology sector and an underweight position in the other (industrials) sector.

     Chicago Mercantile Exchange, Starbucks and CB Richard Ellis Group had the greatest positive impact on Fund performance. Chicago Mercantile Exchange benefited from strong volume growth in equities and interest rate futures, especially over the past two months. This resulted from heightened volatility in the capital markets. Starbucks rose in the in the first half of the year after raising its full year forecast and announcing that sales had been increasing at a higher-than-expected rate. Additionally, the company is introducing new drinks and adding a warm breakfast option to as many as 350 stores by the end of the year. CB Richard Ellis shares have performed well, spurred by broad strength in global commercial real estate markets. Leasing is strengthening globally, especially overseas, and capital continues to flow into the industry.

     Chico's FAS, Apple Computer and eBay were the worst three contributors to the Portfolio's absolute performance, and healthcare companies UnitedHealth Group and St. Jude Medical were close behind.

     Shares of Chico's fell in the first half of the year after the company announced that investments in certain brand name products could hurt earnings for the year. In addition, comparable store sales fell below expectations for the majority of the year. The stock was subsequently sold from the Portfolio. EBay fell significantly after the company issued a disappointing outlook for 2006 and guided earnings down, signaling that growth may be slowing as competition intensifies and online security costs grow. Apple shares have fallen resulting from modest iPod sales and market uncertainty that continues to surround the iMac product transition to Intel chip architecture. Despite this, we believe the outlook for Apple is promising with new product launches forthcoming.

     The healthcare sector's negative performance was largely due to UnitedHealth Group and St. Jude Medical. UnitedHealth Group reported in-line earnings in January for the fourth quarter even though enrollment growth was slightly less than expected. Additionally, forward earnings guidance was less than anticipated and the stock sold off as a result. St. Jude missed earnings estimates twice in the first half of the year due to lower-than-expected ICD sales as this market begins to enter its maturation phase. Both stocks have been sold from the Portfolio.

     Other energy was dragged down by the performance of both EOG Resources and Southwestern Energy. These holdings proved to be problematic and were subsequently sold as the price of natural gas fell 50% in the first half of the year and inventory experienced higher-than-average levels.

PORTFOLIO POSITIONING

     Financial Services - The overweight position in financial services has been reduced, and the mix of companies has changed. For example, we sold asset managers and bought property and casualty insurers benefiting from a positive pricing cycle and potential for margin expansion.

     Healthcare - The healthcare sector typically comprises 20% to 25% of the Portfolio, but as medical device companies have suffered from a challenging pricing environment and new product cycles in orthopedics and CRM markets have matured, we have scaled back our exposure to this group. Additionally, with the reduction in healthcare services stocks caused by problems with options backdating and fundamental concerns over margins, we've lessened our weight in the healthcare sector. We have selectively added back some high conviction names including WELLPOINT and the pharmaceutical company, WYETH.

     Consumer Staples - We increased our weight in this sector by buying PROCTER & GAMBLE, adding to our existing PEPSI position and introducing Hansen, a high-end beverage company. PROCTER & GAMBLE is trading at the lower end of its valuation range and has a globally-diversified earnings stream. HANSEN is a fast-growing younger company with strong prospects for future growth.

     Industrials/ (Producer Durables) - GENERAL ELECTRIC and JOHNSON CONTROLS were added because of their strong current earnings, more diversified earnings bases and relatively attractive valuations.

     Consumer Discretionary - Although our weight remains the same, the mix of companies within this sector has changed significantly. We eliminated EBAY and have reduced our exposure to high-end consumer companies like CHICO'S and COACH and replaced them with more stable-growing retail companies including OFFICE DEPOT, STAPLES and WAL-MART. GOOGLE'S weight was raised, and it has become a top holding as it continues to deliver robust earnings and revenue growth.

OUTLOOK

     When market conditions change to favor growth-oriented stocks, we will make the necessary changes in an effort to capitalize on these opportunities; however, we are vigilant in monitoring and addressing the Portfolio's exposure to further multiple compression and potential earnings disappointments from individual companies. We remain steadfast in our pursuit of high-growth names where we have the greatest conviction, but we are cautious to balance this conviction with the systematic risks currently in the market.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                     SINCE
                                        SIX MONTHS++   ONE YEAR   INCEPTION+
                                        ------------   --------   ----------
Roszel/Loomis Sayles Large Cap Growth
  Portfolio                                (9.69)%      (0.19)%      4.88%
S&P 500 Index                               2.71%        8.63%       8.37%
Russell 1000 Growth Index                  (0.93)%       6.12%       6.97%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                                PERCENTAGE
TOP TEN HOLDINGS**                            OF NET ASSETS
-------------------------------------------   -------------
Google, Inc. (Class A)                             4.1%
Goldman Sachs Group, Inc.                          3.6
Starbucks Corp.                                    3.3
Procter & Gamble Co.                               3.2
General Electric Co.                               3.0
PepsiCo, Inc.                                      3.0
United Technologies Corp.                          2.9
Chicago Mercantile Exchange Holdings, Inc.         2.7
Caterpillar, Inc.                                  2.7
Halliburton Co.                                    2.6
                                                  ----
   Total                                          31.1%

                                                PERCENTAGE
HOLDINGS BY SECTOR                            OF NET ASSETS
-------------------------------------------   -------------
Information Technology                             22.3%
Financials                                         18.2
Industrials                                        15.0
Consumer Staples                                   14.1
Consumer Discretionary                             13.5
Health Care                                        11.0
Energy                                              4.3
Materials                                           0.7
Other#                                              0.9
                                                  -----
   Total                                          100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                               SHARES     VALUE
                                                               ------   --------
COMMON STOCKS--99.1%
CONSUMER DISCRETIONARY--13.5%
AUTO COMPONENTS--1.0%
Johnson Controls, Inc.                                            175   $ 14,389
                                                                        --------
HOTELS, RESTAURANTS & LEISURE--4.9%
Starbucks Corp. *                                               1,300     49,088
Starwood Hotels & Resorts Worldwide, Inc.                         375     22,627
                                                                        --------
                                                                          71,715
                                                                        --------
MEDIA--1.0%
McGraw-Hill Cos., Inc. (The)                                      300     15,069
                                                                        --------
MULTILINE RETAIL--1.5%
Nordstrom, Inc.                                                   600     21,900
                                                                        --------
SPECIALTY RETAIL--5.1%
Best Buy Co., Inc.                                                375     20,565
Lowe's Cos., Inc.                                                 425     25,785
Office Depot, Inc. *                                              375     14,250
Staples, Inc.                                                     625     15,200
                                                                        --------
                                                                          75,800
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                          198,873
                                                                        --------
CONSUMER STAPLES--14.1%
BEVERAGES--4.3%
Hansen Natural Corp. *                                            100     19,037
PepsiCo, Inc.                                                     725     43,529
                                                                        --------
                                                                          62,566
                                                                        --------
FOOD & STAPLES RETAILING--5.1%
CVS Corp.                                                         500     15,350
Wal-Mart Stores, Inc.                                             625     30,106
Whole Foods Market, Inc.                                          465     30,058
                                                                        --------
                                                                          75,514
                                                                        --------
FOOD PRODUCTS--1.5%
Archer-Daniels-Midland Co.                                        550     22,704
                                                                        --------
HOUSEHOLD PRODUCTS--3.2%
Procter & Gamble Co.                                              850     47,260
                                                                        --------
   TOTAL CONSUMER STAPLES                                                208,044
                                                                        --------
ENERGY--4.3%
ENERGY EQUIPMENT & SERVICES--4.3%
Halliburton Co.                                                   525     38,960
National Oilwell Varco, Inc. *                                    375     23,745
                                                                        --------
   TOTAL ENERGY                                                           62,705
                                                                        --------
FINANCIALS--18.2%
CAPITAL MARKETS--7.1%
BlackRock, Inc. (Class A)                                          75     10,438
Goldman Sachs Group, Inc.                                         350     52,650
Lehman Brothers Holdings, Inc.                                    311     20,262
State Street Corp.                                                375     21,784
                                                                        --------
                                                                         105,134
                                                                        --------
DIVERSIFIED FINANCIAL SERVICES--4.0%
Chicago Mercantile Exchange  Holdings, Inc.                        80   $ 39,292
JPMorgan Chase & Co.                                              450     18,900
                                                                        --------
                                                                          58,192
                                                                        --------
INSURANCE--5.5%
Chubb Corp.                                                       400     19,960
Hartford Financial Services Group, Inc.                           275     23,265
Prudential Financial, Inc.                                        476     36,985
                                                                        --------
                                                                          80,210
                                                                        --------
REAL ESTATE--1.6%
CB Richard Ellis Group, Inc. (Class A) *                          975     24,277
                                                                        --------
   TOTAL FINANCIALS                                                      267,813
                                                                        --------
HEALTH CARE--11.0%
BIOTECHNOLOGY--4.4%
Genentech, Inc. *                                                 421     34,438
Gilead Sciences, Inc. *                                           525     31,059
                                                                        --------
                                                                          65,497
                                                                        --------
HEALTH CARE PROVIDERS & SERVICES--5.1%
DaVita, Inc.*                                                     450     22,365
Express Scripts, Inc. *                                           200     14,348
Quest Diagnostics, Inc.                                           275     16,478
WellPoint, Inc. *                                                 300     21,831
                                                                        --------
                                                                          75,022
                                                                        --------
PHARMACEUTICALS--1.5%
Wyeth                                                             500     22,205
                                                                        --------
   TOTAL HEALTH CARE                                                     162,724
                                                                        --------
INDUSTRIALS--15.0%
AEROSPACE & DEFENSE--4.6%
Precision Castparts Corp.                                         425     25,398
United Technologies Corp.                                         675     42,808
                                                                        --------
                                                                          68,206
                                                                        --------
AIR FREIGHT & LOGISTICS--0.9%
Expeditors International of  Washington, Inc.                     250     14,003
                                                                        --------
COMMERCIAL SERVICES & SUPPLIES--1.2%
Monster Worldwide, Inc. *                                         400     17,064
                                                                        --------
ELECTRICAL EQUIPMENT--2.6%
Emerson Electric Co.                                              450     37,714
                                                                        --------
INDUSTRIAL CONGLOMERATES--3.0%
General Electric Co.                                            1,350     44,496
                                                                        --------
MACHINERY--2.7%
Caterpillar, Inc.                                                 525     39,102
                                                                        --------
   TOTAL INDUSTRIALS                                                     220,585
                                                                        --------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
INFORMATION TECHNOLOGY--22.3%
COMMUNICATIONS EQUIPMENT--6.3%
Cisco Systems, Inc. *                                         1,600   $   31,248
Corning, Inc. *                                               1,005       24,311
Motorola, Inc.                                                  725       14,609
QUALCOMM, Inc.                                                  548       21,958
                                                                      ----------
                                                                          92,126
                                                                      ----------
COMPUTERS & PERIPHERALS--7.3%
Apple Computer, Inc. *                                          487       27,818
Hewlett-Packard Co.                                             850       26,928
Network Appliance, Inc. *                                       900       31,770
SanDisk Corp. *                                                 400       20,392
                                                                      ----------
                                                                         106,908
                                                                      ----------
INTERNET SOFTWARE & SERVICES--5.1%
Akamai Technologies, Inc. *                                     425       15,381
Google, Inc. (Class A) *                                        143       59,964
                                                                      ----------
                                                                          75,345
                                                                      ----------
IT SERVICES--1.7%
Cognizant Technology Solutions Corp. (Class A) *                384       25,870
                                                                      ----------
SEMICONDUCTORS &
SEMICONDUCTOR EQUIPMENT--1.9%
Texas Instruments, Inc.                                         925       28,018
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          328,267
                                                                      ----------
MATERIALS--0.7%
METALS & MINING--0.7%
Phelps Dodge Corp.                                              125       10,270
                                                                      ----------
TOTAL COMMON STOCKS
   (Cost--$1,474,403)                                                  1,459,281
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   ----------
SHORT-TERM SECURITIES--3.9%
REPURCHASE AGREEMENT **--3.9%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06, total to be
   received $57,036
   (Cost--$57,012)                                        $57,012    $   57,012
                                                                     ----------
TOTAL INVESTMENTS--103.0%
(Cost--$1,531,415)                                                    1,516,293
OTHER LIABILITIES IN  EXCESS OF ASSETS--(3.0)%                          (44,510)
                                                                     ----------
NET ASSETS--100.0%                                                   $1,471,783
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     After a strong start to the new year, the equity market suffered from some unexpected turbulence during the month of May as inflationary trends worsened, monetary conditions tightened and consumer spending and the housing market showed further signs of weakness. Despite the mitigating effects of globalization, productivity gains and modest wage growth, inflation statistics and expectations rose to uncomfortable levels for the Federal Reserve, driven in part by higher commodity, energy and housing costs. Similarly, while corporate profits and business spending have remained strong, growing concerns about the impact of higher interest rates and energy prices on consumer spending have raised questions about the sustainability of the current economic cycle.

     For the first time in recent memory, the capital markets began to digest the low but rising threat of stagflation. Higher inflationary trends convinced investors that the Federal Reserve would retain its restrictive posture for at least one more rate hike. Concerns over rising inflation in the U.S. and weaker liquidity and higher interest rates in numerous overseas markets reduced investors' appetite for risk and largely erased the gains of the first four months of the year.

     These conditions set the stage for a sharp correction in the emerging markets, certain commodities and other riskier assets during the middle of the quarter. After underperforming during the first four months of the year, defensive stocks outperformed more cyclical names. After several quarters of generating superior performance, smaller cap stocks suffered a greater reversal in performance relative to larger issues during the back half of the quarter. Growth-oriented managers and benchmarks underperformed more value-oriented segments of the market throughout the first half of the year, reflecting the poor performance of technology and healthcare stocks.

     While the direction of the economy and interest rates has become more unclear recently, there are numerous reasons to remain constructive on the equity market. Investors should be heartened by current high levels of corporate profitability and earnings quality and the strong growth in investment spending in the U.S. Business conditions in Europe continue to improve and the economic momentum in Asia remains resilient. Investor sentiment and equity valuations have returned to more reasonable levels following this recent correction. Valuations are below average by historical standards, particularly after adjusting for higher inflation.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The Roszel/Rittenhouse Large Cap Growth Portfolio trailed its benchmark, the S&P 500 Index, for the first six months of 2006. Large growth companies continued their multi-year pattern of weak performance relative to large value-oriented, more cyclical companies. Some signs have begun to appear after the May sell-off that investors are shifting focus to higher quality, more defensive issues than had been seen earlier this year. As noted above, health care and information technology were weak and were the only two S&P 500 sectors that delivered negative returns during the first six months. These two sectors, traditionally important areas for high quality growth investors, negatively impacted this portfolio. Our overweight position in the consumer discretionary sector and lack of exposure in the telecom sector also detracted from performance. As we look forward, we share some of the market's concerns about the sustainability of consumer spending and the health of the housing market. Higher interest rates, persistently high energy prices and a softening housing market will likely temper consumer confidence. The housing market has experienced unprecedented growth in appreciation and turnover, allowing consumers to withdraw an unprecedented amount of equity and capital gains from their homes to support their spending habits. Recent declines in housing sales, rising inventories of homes and softer price increases portend further weakness in the housing sector. Current solid wage and employment growth, however, suggest the widely anticipated downturn in consumer activity could be modest if the employment outlook remains healthy.

     We believe the current environment is increasingly hospitable for high quality large cap stocks, our primary focus. Higher quality companies that can generate relatively steady and strong profit growth often outperform during periods of rising interest rates and slower or more uncertain economic growth. Strong economic growth overseas and a weaker dollar favor large U.S. multinational companies in light of their proportionally greater exposure to international markets. Riskier and lower quality assets face headwinds from weaker liquidity growth, high valuations and credit spreads with little room for improvement. Importantly, the valuations of many of the largest companies are trading at reasonable valuations despite their competitive growth rates and superior financial returns.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                             SINCE
                                                SIX MONTHS++   ONE YEAR   INCEPTION+
                                                ------------   --------   ----------
Roszel/Rittenhouse Large Cap Growth Portfolio      (2.53)%       0.97%       2.60%
S&P 500 Index                                       2.71%        8.63%       8.37%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                             PERCENTAGE
TOP TEN HOLDINGS**         OF NET ASSETS
------------------------   -------------
General Electric Co.            4.1%
Microsoft Corp.                 3.9
UnitedHealth Group, Inc.        3.0
Medtronic, Inc.                 2.9
Cisco Systems, Inc.             2.9
Procter & Gamble Co.            2.9
Oracle Corp.                    2.8
Wal-Mart Stores, Inc.           2.7
Citigroup, Inc.                 2.7
Johnson & Johnson               2.6
                               ----
   Total                       30.5%

                             PERCENTAGE
HOLDINGS BY SECTOR         OF NET ASSETS
------------------------   -------------
Information Technology          21.0%
Health Care                     18.7
Industrials                     14.6
Consumer Discretionary          11.2
Financials                      10.4
Consumer Staples                 9.8
Energy                           4.6
Other#                           9.7
                               -----
   Total                       100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--90.3%
CONSUMER DISCRETIONARY--11.2%
HOTELS, RESTAURANTS & LEISURE--1.1%
Carnival Corp.                                                1,900   $   79,306
                                                                      ----------
MEDIA--1.9%
Walt Disney Co.                                               4,300      129,000
                                                                      ----------
MULTILINE RETAIL--4.3%
Kohl's Corp.*                                                 2,400      141,888
Target Corp.                                                  3,200      156,384
                                                                      ----------
                                                                         298,272
                                                                      ----------
SPECIALTY RETAIL--3.9%
Bed Bath & Beyond, Inc. *                                     4,600      152,582
Chico's FAS, Inc. *                                           4,300      116,014
                                                                      ----------
                                                                         268,596
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                          775,174
                                                                      ----------
CONSUMER STAPLES--9.8%
BEVERAGES--2.1%
PepsiCo, Inc.                                                 2,400      144,096
                                                                      ----------
FOOD & STAPLES RETAILING--2.7%
Wal-Mart Stores, Inc.                                         3,900      187,863
                                                                      ----------
HOUSEHOLD PRODUCTS--2.9%
Procter & Gamble Co.                                          3,600      200,160
                                                                      ----------
PERSONAL PRODUCTS--2.1%
Estee Lauder Cos., Inc. (The)                                 3,800      146,946
                                                                      ----------
   TOTAL CONSUMER STAPLES                                                679,065
                                                                      ----------
ENERGY--4.6%
ENERGY EQUIPMENT & SERVICES--1.5%
Baker Hughes, Inc.                                            1,300      106,405
                                                                      ----------
OIL & GAS--3.1%
Total SA, ADR                                                 1,450       95,004
XTO Energy, Inc.                                              2,600      115,102
                                                                      ----------
                                                                         210,106
                                                                      ----------
   TOTAL ENERGY                                                          316,511
                                                                      ----------
FINANCIALS--10.4%
CAPITAL MARKETS--5.6%
Bank of New York Co., Inc. (The)                              3,350      107,870
Franklin Resources, Inc.                                      1,000       86,810
Morgan Stanley                                                1,400       88,494
Northern Trust Corp.                                          1,800       99,540
                                                                      ----------
                                                                         382,714
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--2.7%
Citigroup, Inc.                                               3,800      183,312
                                                                      ----------
INSURANCE--2.1%
American International Group, Inc.                            2,500      147,625
                                                                      ----------
   TOTAL FINANCIALS                                                      713,651
                                                                      ----------
HEALTH CARE--18.7%
BIOTECHNOLOGY--2.4%
Amgen, Inc. *                                                 2,500   $  163,075
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES--2.9%
Medtronic, Inc.                                               4,300      201,756
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--6.8%
DaVita, Inc. *                                                1,900       94,430
Medco Health Solutions, Inc. *                                2,900      166,112
UnitedHealth Group, Inc.                                      4,600      205,988
                                                                      ----------
                                                                         466,530
                                                                      ----------
PHARMACEUTICALS--6.6%
Abbott Laboratories                                           3,200      139,552
Johnson & Johnson                                             3,000      179,760
Novartis AG, ADR                                              2,600      140,192
                                                                      ----------
                                                                         459,504
                                                                      ----------
   TOTAL HEALTH CARE                                                   1,290,865
                                                                      ----------
INDUSTRIALS--14.6%
AEROSPACE & DEFENSE--3.5%
Honeywell International, Inc.                                 3,500      141,050
United Technologies Corp.                                     1,600      101,472
                                                                      ----------
                                                                         242,522
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES--1.8%
Cintas Corp.                                                  3,100      123,256
                                                                      ----------
ELECTRICAL EQUIPMENT--3.3%
Emerson Electric Co.                                          1,550      129,906
Rockwell Automation, Inc.                                     1,400      100,814
                                                                      ----------
                                                                         230,720
                                                                      ----------
INDUSTRIAL CONGLOMERATES--4.1%
General Electric Co.                                          8,500      280,160
                                                                      ----------
MACHINERY--1.9%
Illinois Tool Works, Inc.                                     2,700      128,250
                                                                      ----------
   TOTAL INDUSTRIALS                                                   1,004,908
                                                                      ----------
INFORMATION TECHNOLOGY--21.0%
COMMUNICATIONS EQUIPMENT--5.4%
Cisco Systems, Inc. *                                        10,300      201,159
QUALCOMM, Inc.                                                4,200      168,294
                                                                      ----------
                                                                         369,453
                                                                      ----------
COMPUTERS & PERIPHERALS--3.9%
Apple Computer, Inc. *                                        2,800      159,936
Dell, Inc. *                                                  4,600      112,286
                                                                      ----------
                                                                         272,222
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--3.8%
Linear Technology Corp.                                       4,300      144,007
Texas Instruments, Inc.                                       3,900      118,131
                                                                      ----------
                                                                         262,138
                                                                      ----------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
SOFTWARE--7.9%
Electronic Arts, Inc. *                                       1,900   $   81,776
Microsoft Corp.                                              11,550      269,115
Oracle Corp. *                                               13,500      195,615
                                                                      ----------
                                                                         546,506
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                        1,450,319
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$6,139,198)                                                     6,230,493
                                                                      ----------
TOTAL INVESTMENTS--90.3%
(Cost--$6,139,198)                                                     6,230,493
OTHER ASSETS LESS
   LIABILITIES--9.7%                                                     666,899
                                                                      ----------
NET ASSETS--100.0%                                                    $6,897,392
                                                                      ==========

----------
*    NON-INCOME PRODUCING SECURITY.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     US large capitalization "growth" equities, as measured by the Russell 1000 Growth Index, posted modest losses for the first half of 2006. At the start of the calendar year, equity markets were helped to some extent by good economic news - including stable long-term interest rates, constrained overall inflation, and generally stronger-than-expected GDP growth - as well as corporate profits that, in general, were considerably better than the consensus forecast. However, plenty of challenges arose for investors as the period progressed, the main one possibly being ongoing uncertainty about how long the Federal Reserve would continue hiking short-term interest rates. Other factors that created an overhang for stocks included high energy prices, fluctuating consumer and business confidence, concern about consumer discretionary spending, worries about housing markets, and geopolitical uncertainty - particularly in places like Iraq, Iran, Nigeria, and Venezuela. At an economic sector level (GICS classification; Russell 1000 Growth Index), the areas of strength for the overall reporting period were Utilities, Energy, and Telecommunications Services, which were by far the best-performing sectors. Other areas of strength included Industrials and Materials. Sector laggards included Information Technology and Health Care. At an industry level, the "places to be" were Transportation, Consumer Services, and Banks. Areas to avoid included Consumer Durables & Apparel, Semiconductors & Semi Equipment, Health Care Equipment & Services, and Insurance.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     Several factors emerged as positive contributors to the portfolio's performance. The most significant factor was stock selection and an overweighted posture in the Industrials sector. Positions in heavy equipment manufacturer Caterpillar (+30%), express package delivery service provider FedEx (+13%), railroad companies Burlington Northern Santa Fe Corp. (+13%) and Union Pacific Corp. (+16%), and aerospace/defense contractor General Dynamics (+16%) were among the largest individual contributors in the first half of 2006. The portfolio also benefited by maintaining an overweighted investment posture in the Diversified Financials industry group, which was a relatively strong performer for the benchmark index in the period with a +3% return. Stock selection in this area included electronic trading platform Chicago Mercantile Exchange (+34%) and Switzerland-based UBS AG (+21%). Consumer Services positions such as hotel and casino operators Las Vegas Sands (+52%), MGM Mirage (+11%), and Wynn Resorts Ltd. (+29%) and coffee purveyor Starbucks (+26%) also benefited performance results. Maintaining an underweighted posture in the weak-performing Information Technology sector, which had an absolute return of -7% for the benchmark index in the period, also helped the portfolio.

     There were also a few factors that negatively impacted the portfolio's performance. Specific holdings in the Health Care sector, such as health services provider UnitedHealth Group (-28%), biotechnology firm Genentech (-12%), and implantable device manufacturer Medtronic (-18%), combined to materially detract from the portfolio's results. Maintaining an overweighted posture in the Consumer Durables & Apparel industry group, the weakest performer on an industry level for the benchmark index in the period with an absolute return of -15%, hurt results, as did specific holdings in the industry group, such as homebuilders KB Home (-36%) and Lennar Corp. (-27%). Specific holdings in the Technology Hardware & Equipment industry group, such as Apple Computer (-13%), Motorola (-10%), and QUALCOMM (-7%), hurt the portfolio's returns, as did Retailing positions, such as home improvement retailers Lowe's Companies (-9%) and Home Depot (-11%) and general goods retailer Target (-11%). Finally, a specific Real Estate industry holding, developer St. Joe Corp. (-30%), and an underweighted posture in the strong performing Consumer Staples sector, coupled with the price decline of a position in Procter & Gamble (-3%), round out the material detracting factors in the period.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                               SINCE
                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                  ------------   --------   ----------
Roszel/Marsico Large Cap Growth
   Portfolio                         (0.89)%       7.89%       4.86%
S&P 500 Index                         2.71%        8.63%       8.37%
Russell 1000 Growth Index            (0.93)%       6.12%       6.97%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                       PERCENTAGE
TOP TEN HOLDINGS**                   OF NET ASSETS
----------------------------------   -------------
UnitedHealth Group, Inc.                  7.6%
Genentech, Inc.                           4.8
FedEx Corp.                               3.9
Burlington Northern Santa Fe Corp.        3.9
Procter & Gamble Co.                      3.4
Goldman Sachs Group, Inc.                 3.2
UBS AG (Registered)                       3.0
Comcast Corp. (Class A)                   2.9
Lehman Brothers Holdings, Inc.            2.9
Caterpillar, Inc.                         2.8
                                         ----
   Total                                 38.4%

                                       PERCENTAGE
HOLDINGS BY SECTOR                   OF NET ASSETS
----------------------------------   -------------
Industrials                               19.8%
Consumer Discretionary                    19.0
Financials                                15.9
Health Care                               14.9
Consumer Staples                           6.4
Information Technology                     6.3
Energy                                     5.7
Materials                                  2.2
Telecommunication Services                 1.0
Other#                                     8.8
                                         -----
   Total                                 100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--91.2%
CONSUMER DISCRETIONARY--19.0%
AUTOMOBILES--2.0%
Toyota Motor Corp., ADR                                         875   $   91,516
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE--6.5%
Las Vegas Sands Corp. *                                       1,101       85,724
MGM MIRAGE *                                                  2,390       97,512
Starbucks Corp. *                                             1,704       64,343
Station Casinos, Inc.                                           254       17,292
Wynn Resorts Ltd. *                                             477       34,964
Yum! Brands, Inc.                                                14          704
                                                                      ----------
                                                                         300,539
                                                                      ----------
HOUSEHOLD DURABLES--2.0%
KB Home                                                         964       44,200
Lennar Corp. (Class A)                                        1,160       51,469
                                                                      ----------
                                                                          95,669
                                                                      ----------
MEDIA--2.9%
Comcast Corp. (Class A) *                                     4,107      134,463
                                                                      ----------
MULTILINE RETAIL--1.6%
Target Corp.                                                  1,547       75,602
                                                                      ----------
SPECIALTY RETAIL--4.0%
Home Depot, Inc.                                              1,508       53,971
Lowe's Cos., Inc.                                             2,145      130,137
                                                                      ----------
                                                                         184,108
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                          881,897
                                                                      ----------
CONSUMER STAPLES--6.4%
FOOD & STAPLES RETAILING--1.4%
Walgreen Co.                                                    797       35,738
Wal-Mart Stores, Inc.                                           584       28,131
                                                                      ----------
                                                                          63,869
                                                                      ----------
FOOD PRODUCTS--1.6%
Archer-Daniels-Midland Co.                                    1,867       77,070
                                                                      ----------
HOUSEHOLD PRODUCTS--3.4%
Procter & Gamble Co.                                          2,821      156,847
                                                                      ----------
   TOTAL CONSUMER STAPLES                                                297,786
                                                                      ----------
ENERGY--5.7%
ENERGY EQUIPMENT & SERVICES--4.1%
Halliburton Co.                                               1,401      103,968
Schlumberger Ltd.                                             1,298       84,513
                                                                      ----------
                                                                         188,481
                                                                      ----------
OIL & GAS--1.6%
Peabody Energy Corp.                                          1,334       74,370
                                                                      ----------
   TOTAL ENERGY                                                          262,851
                                                                      ----------
FINANCIALS--15.9%
CAPITAL MARKETS -- 9.0%
Goldman Sachs Group, Inc.                                       982      147,722
Lehman Brothers Holdings, Inc.                                2,052      133,688
UBS AG (Registered)                                           1,252      137,344
                                                                      ----------
                                                                         418,754
                                                                      ----------
COMMERCIAL BANKS--0.8%
Wells Fargo & Co.                                               572   $   38,370
                                                                      ----------
CONSUMER FINANCE--1.7%
SLM Corp.                                                     1,453       76,893
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--2.2%
Chicago Mercantile Exchange  Holdings, Inc.                     202       99,212
                                                                      ----------
INSURANCE--1.3%
Genworth Financial, Inc.                                        591       20,591
Progressive Corp. (The)                                       1,544       39,696
                                                                      ----------
                                                                          60,287
                                                                      ----------
REAL ESTATE--0.9%
CB Richard Ellis Group, Inc.
   (Class A) *                                                  652       16,235
St. Joe Co. (The)                                               583       27,133
                                                                      ----------
                                                                          43,368
                                                                      ----------
   TOTAL FINANCIALS                                                      736,884
                                                                      ----------
HEALTH CARE--14.9%
BIOTECHNOLOGY--7.3%
Amylin Pharmaceuticals, Inc. *                                1,439       71,044
Genentech, Inc. *                                             2,729      223,232
Genzyme Corp. *                                                 738       45,055
                                                                      ----------
                                                                         339,331
                                                                      ----------
HEALTH CARE PROVIDERS &
   SERVICES--7.6%
UnitedHealth Group, Inc.                                      7,863      352,105
                                                                      ----------
   TOTAL HEALTH CARE                                                     691,436
                                                                      ----------
INDUSTRIALS--19.8%
AEROSPACE & DEFENSE--4.9%
General Dynamics Corp.                                        1,516       99,238
Lockheed Martin Corp.                                           850       60,979
United Technologies Corp.                                     1,077       68,303
                                                                      ----------
                                                                         228,520
                                                                      ----------
AIR FREIGHT & LOGISTICS--4.0%
FedEx Corp.                                                   1,569      183,353
                                                                      ----------
MACHINERY--4.7%
Caterpillar, Inc.                                             1,772      131,978
Deere & Co.                                                   1,042       86,997
                                                                      ----------
                                                                         218,975
                                                                      ----------
ROAD & RAIL--6.2%
Burlington Northern Santa Fe Corp.                            2,268      179,739
Union Pacific Corp.                                           1,187      110,344
                                                                      ----------
                                                                         290,083
                                                                      ----------
   TOTAL INDUSTRIALS                                                     920,931
                                                                      ----------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
INFORMATION TECHNOLOGY--6.3%
COMMUNICATIONS EQUIPMENT--5.0%
Cisco Systems, Inc. *                                         2,020   $   39,451
Motorola, Inc.                                                4,195       84,529
QUALCOMM, Inc.                                                2,674      107,147
                                                                      ----------
                                                                         231,127
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR
   EQUIPMENT--1.3%
Texas Instruments, Inc.                                       2,076       62,882
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          294,009
                                                                      ----------
MATERIALS--2.2%
CHEMICALS--1.7%
Air Products & Chemicals, Inc.                                1,013       64,751
Monsanto Co.                                                    161       13,554
                                                                      ----------
                                                                          78,305
                                                                      ----------
METALS & MINING--0.5%
Cia Vale do Rio Doce, ADR                                     1,088       26,156
                                                                      ----------
   TOTAL MATERIALS                                                       104,461
                                                                      ----------
TELECOMMUNICATION SERVICES--1.0%
WIRELESS TELECOMMUNICATION SERVICES--1.0%
America Movil SA de CV, ADR                                   1,421       47,262
                                                                      ----------
TOTAL COMMON STOCKS (Cost--$3,955,849)                                 4,237,517
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   -----------
SHORT-TERM SECURITIES--17.9%
REPURCHASE AGREEMENT **--17.9%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $831,599
   (Cost--$831,255)                                       $831,255   $  831,255
                                                                     ----------
TOTAL INVESTMENTS--109.1%
(Cost--$4,787,104)                                                    5,068,772
OTHER LIABILITIES IN EXCESS OF  ASSETS--(9.1)%                         (422,906)
                                                                     ----------
NET ASSETS--100.0%                                                   $4,645,866
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO*
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Despite record-high oil prices, the institution of a new Fed chairman, and continued short-term interest-rate hikes made by the Federal Reserve, the stock market moved higher during the first half of the year, with small-capitalization equities outperforming mid-cap and large-cap equities. The Russell 2000 Index advanced 8.20%, the Russell Midcap Index gained 4.84%, and the S&P 500 gained 2.71%.

     In the first quarter, the stock market performed solidly, markedly led by speculative names. However, during the second quarter, volatility and uncertainty in the marketplace heightened risk aversion, shifting investor focus to defensive stocks with stable earnings streams. Nevertheless, high quality lagged for the half as companies with lower S&P stock rankings and credit ratings outperformed companies with higher quality earnings and balance sheets, indicating that the market has not made a full rotation into quality.

     For the half, the best performing sectors included energy and materials. As consumers bellowed over inflated fuel costs, energy-related stocks soared alongside rising oil prices. Despite escalating energy prices, material companies continued to benefit from growing manufacturing demand, passing through raw-material price increases to their customers. By contrast, consumer discretionary and transportation were among the worst performing sectors, as consumers contended with rising interest rates and higher energy prices.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     For the first half of the year, the Portfolio underperformed the Russell 2500 Value Index due to our focus on high-quality companies and company specific issues. Our overweight position in stocks ranked by S&P as A- and above reduced our relative performance, as the Russell 2500 Value's overweight position in stocks ranked B to D by S&P outperformed. In addition, our lack of exposure to companies with balance sheets rated below investment grade by S&P had a negative impact on performance.

     Companies contributing the most to performance included Arrow International and Graco. Arrow International is a leading supplier of catheters. The company is in the process of improving its manufacturing efficiency through facility consolidation and expanding capacity. The stock has advanced in expectation of strong future growth resulting from the enhanced facilities. Graco, a leading manufacturer of paint spraying systems and fluid handling equipment for lubricants, adhesives, and sealants, has delivered positive sales and earnings growth for several consecutive quarters with first-quarter sales and earnings up handsomely.

     Companies contributing the least to performance included Arthur J. Gallagher (Gallagher) and W.P. Stewart. Gallagher, a public commercial insurance brokerage and risk-management services firm, is suffering from an industry shift away from contingent commissions. In addition, the company is facing a potential increase in the company's effective tax rate. Operating in what remains a highly fragmented marketplace, Gallagher is in position to restore its profitable growth by executing on numerous consolidation opportunities and continuing to win market share. W.P. Stewart is an asset management company that manages private wealth for individuals, families, trusts, endowments, and institutions. Despite marketable portfolio returns, the company is experiencing net outflows and declining fees. In addition, the departure of two portfolio managers gives rise to future uncertainty as clients decide whether to move their accounts or stay with a different manager at W.P. Stewart.

     With seventeen consecutive interest-rate increases by the Fed and a maturing economic recovery, corporate earnings growth should continue to moderate. The combination of decelerating corporate earnings growth and rising short and long-term interest rates has historically favored high-quality investments, as investors rotate towards safer, less interest-rate-sensitive assets. We expect this slowdown in earnings growth to benefit high-quality companies with reliable growth, such as those in our portfolio more than low-quality companies with cyclical earnings.

----------
* THE ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO HAS BEEN PLACED "ON HOLD," EFFECTIVE JUNE 23, 2006.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                        SINCE
                                           SIX MONTHS++   ONE YEAR   INCEPTION+
                                           ------------   --------   ----------
Roszel/Kayne Anderson Rudnick Small-Mid
   Cap Value Portfolio                         0.00%        4.52%       4.01%
S&P 500 Index                                  2.71%        8.63%       8.37%
Russell 2500 Value Index                       7.67%       12.52%      15.17%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                       PERCENTAGE
TOP TEN HOLDINGS**                   OF NET ASSETS
----------------------------------   -------------
Alberto-Culver Co.                         4.9%
Reinsurance Group of America, Inc.         4.8
Realty Income Corp.                        4.8
Graco, Inc.                                4.8
Questar Corp.                              4.6
RPM International, Inc.                    4.6
Equitable Resources, Inc.                  4.6
Arrow International, Inc.                  4.5
Jack Henry & Associates, Inc.              4.4
Polaris Industries, Inc.                   4.4
                                          ----
   Total                                  46.4%

                                       PERCENTAGE
HOLDINGS BY SECTOR                   OF NET ASSETS
----------------------------------   -------------
Financials                                29.0%
Materials                                 17.1
Consumer Discretionary                    11.4
Industrials                               10.5
Utilities                                  9.2
Information Technology                     8.3
Health Care                                7.4
Consumer Staples                           4.9
Other#                                     2.2
                                         -----
   Total                                 100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--97.8%
CONSUMER DISCRETIONARY--11.4%
DIVERSIFIED CONSUMER SERVICES--5.1%
Matthews International Corp. (Class A)                          800   $   27,576
Jackson Hewitt Tax Service, Inc.                              3,250      101,887
                                                                      ----------
                                                                         129,463
                                                                      ----------
LEISURE EQUIPMENT & PRODUCTS--4.4%
Polaris Industries, Inc.                                      2,605      112,796
                                                                      ----------
MEDIA--1.9%
John Wiley & Sons, Inc. (Class A)                             1,520       50,464
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                          292,723
                                                                      ----------
CONSUMER STAPLES--4.9%
PERSONAL PRODUCTS--4.9%
Alberto-Culver Co.                                            2,560      124,723
                                                                      ----------
FINANCIALS--29.0%
CAPITAL MARKETS--9.3%
Allied Capital Corp.                                          2,835       81,563
Eaton Vance Corp.                                             4,080      101,837
W.P. Stewart & Co. Ltd.                                       3,550       54,031
                                                                      ----------
                                                                         237,431
                                                                      ----------
COMMERCIAL BANKS--3.1%
Cathay General Bancorp                                        2,220       80,764
                                                                      ----------
INSURANCE--11.8%
Arthur J. Gallagher & Co.                                     3,930       99,586
Cincinnati Financial Corp.                                    1,706       80,199
Reinsurance Group of America, Inc.                            2,500      122,875
                                                                      ----------
                                                                         302,660
                                                                      ----------
REAL ESTATE--4.8%
Realty Income Corp.                                           5,600      122,640
                                                                      ----------
   TOTAL FINANCIALS                                                      743,495
                                                                      ----------
HEALTH CARE--7.4%
HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
Arrow International, Inc.                                     3,500      115,045
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--2.9%
Owens & Minor, Inc.                                           2,600       74,360
                                                                      ----------
   TOTAL HEALTH CARE                                                     189,405
                                                                      ----------
INDUSTRIALS -- 10.5%
COMMERCIAL SERVICES & SUPPLIES--2.7%
Equifax, Inc.                                                 2,080       71,427
                                                                      ----------
INDUSTRIAL CONGLOMERATES--3.0%
Teleflex, Inc.                                                1,410       76,168
                                                                      ----------
MACHINERY--4.8%
Graco, Inc.                                                   2,660   $  122,307
                                                                      ----------
   TOTAL INDUSTRIALS                                                     269,902
                                                                      ----------
INFORMATION TECHNOLOGY--8.3%
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT --3.8%
Microchip Technology, Inc.                                    2,940       98,637
                                                                      ----------
SOFTWARE--4.5%
Jack Henry & Associates, Inc.                                 5,800      114,028
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          212,665
                                                                      ----------
MATERIALS--17.1%
CHEMICALS--13.2%
International Flavors & Fragrances, Inc.                      3,010      106,072
RPM International, Inc.                                       6,615      119,070
Valspar Corp.                                                 4,250      112,243
                                                                      ----------
                                                                         337,385
                                                                      ----------
CONTAINERS & PACKAGING--3.9%
Bemis Co.                                                     3,290      100,740
                                                                      ----------
   TOTAL MATERIALS                                                       438,125
                                                                      ----------
UTILITIES--9.2%
GAS UTILITIES--9.2%
Equitable Resources, Inc.                                     3,505      117,418
Questar Corp.                                                 1,480      119,125
                                                                      ----------
   TOTAL UTILITIES                                                       236,543
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$2,411,772)                                                     2,507,581
                                                                      ----------

                                                          PRINCIPAL
                                                            AMOUNT
                                                          ---------
SHORT-TERM SECURITIES--0.0%
REPURCHASE AGREEMENT *--0.0%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06,
   total to be received $749
   (Cost--$749)                                              $749            749
                                                                      ----------
TOTAL INVESTMENTS--97.8%
   (Cost--$2,412,521)                                                  2,508,330
OTHER ASSETS LESS LIABILITIES--2.2%                                       57,475
                                                                      ----------
NET ASSETS--100.0%                                                    $2,565,805
                                                                      ==========

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     U.S. stock markets rallied in the first quarter of 2006 due to a strong economy. The U.S. economy as measured by Gross Domestic Product (GDP) grew at an annual rate of 5.6% in the first quarter, the largest gain in two years. In addition rising consumer confidence, higher corporate earnings and an improving labor market helped to fuel the rally. The U.S. stock markets declined in the second quarter of 2006 as inflation fears, a deceleration in economic growth and rising interest rates continued to weigh heavily on U.S. investors' minds.

     During the first quarter, the S&P 500 index rose 4.2% and the NASDAQ Index gained 6.4%. These gains were reversed in the second quarter as the S&P 500 Index slipped 1.4% and the NASDAQ Index fell 7%. Moreover, inflation concerns increased as the Consumer Price Index including food and energy was up 0.4% for the third consecutive month in May. The core CPI, which excludes food and energy, rose 0.3% in May from a month earlier, and was 2.4% higher than the year-ago period.

     The Federal Reserve raised the Federal funds rate to 5.25%, the 17th consecutive increase. The Federal Open Market Committee cited continued concern over inflation but was not particularly clear in its guidance for future actions. In addition, yields for 10-year maturity U.S. Treasury bonds rose to 5.14%. The increase in bond yields, continued Fed tightenings, and higher energy costs are adding downward pressure on housing.

     Despite rising rates and a weakening housing market, the Conference Board's consumer confidence index rose to 105.7 in June from 104.7 in May. Job growth and stabilizing gasoline prices positively influenced confidence measures during June. The unemployment rate fell to 4.6% in May, the lowest since June 2001.

     For the first quarter, mid-and small-cap stocks outpaced large-cap stocks according to Russell data. During the second quarter, this trend reversed as large-cap stocks outpaced mid- and small-capitalization stocks.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The Roszel/Franklin Mid Cap Growth portfolio had positive returns for the year to date but it faced a challenging second quarter as the portfolio gave back much of the returns gained in the first quarter.

     The most significant positive contribution to our relative performance came from good stock selection in the technology services sector. Alliance Data Systems contributed the most to our returns.

     Despite the negative impact of being overweight the electronic technology sector, stock selection in this group benefited our strategy. Rockwell Collins, FormFactor, and Trimble were among our top performers. These gains were somewhat offset by the negative impact from Jabil Circuit because they missed EPS estimates for the quarter.

     Both our overweight position and stock selection in the communications sector helped relative performance. Our investment in NII Holdings, a Latin American mobile communications provider, was a top contributor to performance.

     While our overweight position in health technology hurt relative performance, overall stock selection contributed positively to returns. Waters Corp and Fisher Scientific International were among our top contributors but our investment in Cephalon somewhat offset these gains.

     Although our underweight position in the retail trade industry helped relative performance, overall stock selection in this sector was the most negative contributor to the strategy's performance. Specifically, our investments in Chico's Fas Inc., Advance Auto Parts, and Dollar General contributed negatively to performance.

     Both our underweight position and stock selection in the energy minerals sector contributed negatively to performance especially with our investment in Southwestern Energy. Additionally most commodities have had great returns this year. Metals and construction material companies have especially all done really well. Our underweight position in the non-energy minerals sector has hurt relative performance in the short-term but we feel this is the right strategy for us longer-term.

     In the health services sector, both our overweight position and stock selection detracted from relative returns as the group has been hit hard with a tough pricing environment and margin contractions in the managed care space.

     We continue to remain positive on U.S. equity markets, and anticipate opportunistically increasing our investments in certain areas given the current sell-off in the equity markets. The portfolio's investments are positioned in companies that we expect to show earnings growth despite the relative slowdown of the economy that we are anticipating.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                        SINCE
                                           SIX MONTHS++   ONE YEAR   INCEPTION+
                                           ------------   --------   ----------
Roszel/Franklin Mid Cap Growth Portfolio       0.17%        9.86%       7.71%
S&P 500 Index                                  2.71%        8.63%       8.37%
Russell Midcap Growth Index                    2.56%       13.04%      14.40%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+ JULY 1, 2002. AS OF MAY 1, 2005 FRANKLIN PORTFOLIO ADVISORS ASSUMED RESPONSIBILITY FOR SUB-ADVISING THIS PORTFOLIO, AND THE PORTFOLIO'S NAME WAS CHANGED FROM ROSZEL/SENECA MID CAP GROWTH PORTFOLIO TO ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                                PERCENTAGE
TOP TEN HOLDINGS**                            OF NET ASSETS
-------------------------------------------   -------------
Helix Energy Solutions Group, Inc.                 2.3%
Trimble Navigation Ltd.                            2.2
FormFactor, Inc.                                   2.1
VCA Antech, Inc.                                   2.1
Terex Corp.                                        2.1
Harris Corp.                                       2.1
Kennametal, Inc.                                   2.1
Newfield Exploration Co.                           2.0
XM Satellite Radio Holdings, Inc. (Class A)        2.0
Empresa Brasileira de Aeronautica SA, ADR          2.0
                                                  ----
   Total                                          21.0%

                                                PERCENTAGE
HOLDINGS BY SECTOR                            OF NET ASSETS
-------------------------------------------   -------------
Information Technology                            26.0%
Health Care                                       17.8
Industrials                                       16.8
Consumer Discretionary                            10.2
Financials                                         8.7
Energy                                             7.9
Telecommunication Services                         4.4
Consumer Staples                                   2.3
Materials                                          0.7
Other#                                             5.2
                                                 -----
   Total                                         100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                               SHARES     VALUE
                                                              -------   --------
COMMON STOCKS--94.8%
CONSUMER DISCRETIONARY--10.2%
COMMERCIAL SERVICES & SUPPLIES--0.7%
Laureate Education, Inc. *                                        377   $ 16,072
                                                                        --------
HOTELS, RESTAURANTS & LEISURE--4.2%
Hilton Hotels Corp.                                             1,260     35,633
Scientific Games Corp. *                                          650     23,153
Station Casinos, Inc.                                             570     38,805
                                                                        --------
                                                                          97,591
                                                                        --------
HOUSEHOLD DURABLES--2.2%
Harman International Industries, Inc.                             420     35,855
NVR, Inc. *                                                        30     14,738
                                                                        --------
                                                                          50,593
                                                                        --------
MEDIA--2.0%
XM Satellite Radio Holdings, Inc.
   (Class A) *                                                  3,220     47,173
                                                                        --------
SPECIALTY RETAIL--1.1%
Advance Auto Parts, Inc.                                          885     25,576
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                          237,005
                                                                        --------
CONSUMER STAPLES--2.3%
FOOD & STAPLES RETAILING--0.5%
Whole Foods Market, Inc.                                          180     11,635
                                                                        --------
FOOD PRODUCTS--1.8%
Bunge Ltd.                                                        810     40,703
                                                                        --------
   TOTAL CONSUMER STAPLES                                                 52,338
                                                                        --------
ENERGY--7.9%
ENERGY EQUIPMENT & SERVICES--1.5%
FMC Technologies, Inc. *                                          260     17,540
Rowan Cos, Inc.                                                   450     16,015
                                                                        --------
                                                                          33,555
                                                                        --------
OIL & GAS--6.4%
Helix Energy Solutions Group, Inc. *                            1,330     53,679
Murphy Oil Corp.                                                  340     18,992
Newfield Exploration Co. *                                        970     47,472
Southwestern Energy Co. *                                         940     29,291
                                                                        --------
                                                                         149,434
                                                                        --------
   TOTAL ENERGY                                                          182,989
                                                                        --------
FINANCIALS--8.7%
CAPITAL MARKETS--4.3%
Affiliated Managers Group, Inc. *                                 520     45,183
Federated Investors, Inc. (Class B)                             1,011     31,846
Nuveen Investments, Inc. (Class A)                                520     22,386
                                                                        --------
                                                                          99,415
                                                                        --------
COMMERCIAL BANKS--1.6%
Cullen/Frost Bankers, Inc.                                        293   $ 16,789
Whitney Holding Corp.                                             610     21,576
                                                                        --------
                                                                          38,365
                                                                        --------
INSURANCE--0.7%
Brown & Brown, Inc.                                               580     16,948
                                                                        --------
REAL ESTATE--2.1%
CapitalSource, Inc.                                             1,486     34,862
Jones Lang Lasalle, Inc.                                          150     13,132
                                                                        --------
                                                                          47,994
                                                                        --------
   TOTAL FINANCIALS                                                      202,722
                                                                        --------
HEALTH CARE--17.8%
HEALTH CARE EQUIPMENT & SUPPLIES--7.7%
Biomet, Inc.                                                      620     19,400
CR Bard, Inc.                                                     470     34,432
Cytyc Corp. *                                                     880     22,317
Fisher Scientific International, Inc. *                           490     35,794
Varian Medical Systems, Inc. *                                    460     21,781
Waters Corp. *                                                  1,010     44,844
                                                                        --------
                                                                         178,568
                                                                        --------
HEALTH CARE PROVIDERS & SERVICES--9.1%
Community Health Systems, Inc. *                                1,212     44,541
Coventry Health Care, Inc. *                                      840     46,150
Omnicare, Inc.                                                    580     27,504
Pharmaceutical Product Development, Inc.                        1,270     44,602
VCA Antech, Inc. *                                              1,520     48,533
                                                                        --------
                                                                         211,330
                                                                        --------
PHARMACEUTICALS--1.0%
Endo Pharmaceuticals Holdings, Inc. *                             710     23,416
                                                                        --------
   TOTAL HEALTH CARE                                                     413,314
                                                                        --------
INDUSTRIALS--16.8%
AEROSPACE & DEFENSE--5.1%
Empresa Brasileira de Aeronautica SA, ADR                       1,270     46,317
Precision Castparts Corp.                                         610     36,454
Rockwell Collins, Inc.                                            620     34,639
                                                                        --------
                                                                         117,410
                                                                        --------
AIR FREIGHT & LOGISTICS--2.8%
C.H. Robinson Worldwide, Inc.                                     700     37,310
J.B. Hunt Transport Services, Inc.                              1,160     28,896
                                                                        --------
                                                                          66,206
                                                                        --------
AIRLINES--1.0%
JetBlue Airways Corp. *                                         1,845     22,398
                                                                        --------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
COMMERCIAL SERVICES & SUPPLIES--2.0%
Herman Miller, Inc.                                             420   $   10,823
Robert Half International, Inc.                                 844       35,448
                                                                      ----------
                                                                          46,271
                                                                      ----------
MACHINERY--4.1%
Kennametal, Inc.                                                770       47,932
Terex Corp. *                                                   490       48,363
                                                                      ----------
                                                                          96,295
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS--1.8%
Fastenal Co.                                                    430       17,325
Wesco International, Inc. *                                     360       24,840
                                                                      ----------
                                                                          42,165
                                                                      ----------
   TOTAL INDUSTRIALS                                                     390,745
                                                                      ----------
INFORMATION TECHNOLOGY--26.0%
COMMUNICATIONS EQUIPMENT--3.6%
F5 Networks, Inc. *                                             650       34,762
Harris Corp.                                                  1,160       48,151
                                                                      ----------
                                                                          82,913
                                                                      ----------
COMPUTERS & PERIPHERALS--0.8%
Logitech International SA, ADR *                                450       17,451
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--5.7%
Flir Systems, Inc. *                                          1,150       25,369
Jabil Circuit, Inc.                                             670       17,152
Tektronix, Inc.                                               1,380       40,599
Trimble Navigation Ltd. *                                     1,120       49,997
                                                                      ----------
                                                                         133,117
                                                                      ----------
INTERNET SOFTWARE & SERVICES--1.8%
Akamai Technologies, Inc. *                                     670       24,247
VeriSign, Inc. *                                                785       18,189
                                                                      ----------
                                                                          42,436
                                                                      ----------
IT SERVICES--2.5%
Alliance Data Systems Corp. *                                   400       23,528
Cognizant Technology Solutions Corp. (Class A) *                510       34,359
                                                                      ----------
                                                                          57,887
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--7.9%
FormFactor, Inc.*                                             1,110       49,539
Integrated Device Technology, Inc. *                          1,590       22,546
Intersil Corp. (Class A)                                      1,530       35,573
Microchip Technology, Inc.                                    1,210       40,595
Microsemi Corp. *                                             1,470       35,839
                                                                      ----------
                                                                         184,092
                                                                      ----------
SOFTWARE--3.7%
Activision, Inc. *                                            1,493   $   16,990
Amdocs Ltd. *                                                   770       28,182
Hyperion Solutions Corp. *                                      580       16,008
Nuance Communications, Inc. *                                 2,390       24,044
                                                                      ----------
                                                                          85,224
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          603,120
                                                                      ----------
MATERIALS--0.7%
CHEMICALS--0.7%
Ashland, Inc.                                                   250       16,675
                                                                      ----------
TELECOMMUNICATION SERVICES--4.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.1%
NeuStar, Inc. (Class A) *                                       740       24,975
                                                                      ----------
WIRELESS TELECOMMUNICATION SERVICES--3.3%
Crown Castle International Corp. *                              670       23,142
NII Holdings, Inc. *                                            520       29,317
SBA Communications Corp.
   (Class A) *                                                  990       25,879
                                                                      ----------
                                                                          78,338
                                                                      ----------
   TOTAL TELECOMMUNICATION SERVICES                                      103,313
                                                                      ----------
   TOTAL COMMON STOCKS (Cost--$2,114,869)                              2,202,221
                                                                      ----------

                                                          PRINCIPAL
                                                            AMOUNT
                                                          ---------
SHORT-TERM SECURITIES--3.1%
REPURCHASE AGREEMENT **--3.1%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $73,805 (Cost--$73,774)                         $73,774       73,774
                                                                      ----------
TOTAL INVESTMENTS--97.9%
(Cost--$2,188,643)                                                     2,275,995
OTHER ASSETS LESS LIABILITIES--2.1%                                       47,635
                                                                      ----------
NET ASSETS--100.0%                                                    $2,323,630
                                                                      ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Stock market participants have been surprised by the continued strength of small cap stocks in 2006. Small cap stocks tend to thrive when borrowing conditions are easy, and despite the 17th increase in rates by the Federal Reserve Board, credit is still readily available. With the arrival of Mr. Bernanke as chairman of the Federal Reserve, the level of uncertainty for the markets has clearly risen. There are early signs of a slowdown in consumer spending, and the bond market has reacted favorably suggesting that the Federal Reserve could be ready to pause. This has lent valuation support to the market in the short term.

     The greatest threat to the market, however, is related to the potential break for a full blown war in the Middle East. Any major interruption of oil supplies could send crude prices to $100, which would be highly disruptive to the U.S. and global economies. In the event of war, credit spreads would widen significantly, and small cap stocks would under perform large cap stocks and most likely decline on an absolute basis. In this environment, we have redoubled our efforts to stress test the earnings and valuation assumptions for each of our holdings to minimize downside risk in the portfolio.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The Roszel/NWQ Small Cap Value portfolio's performance was strong on an absolute basis and well ahead of the results of the Russell 2000 Value Index in the first half of 2006. The portfolio benefited from over weights in Materials and Processing, Producer Durables and Energy and under weights in Consumer Discretionary, Finance and Technology.

     Individual stock selection did contribute to the portfolio's performance. Our stock selection process is bottom-up and fundamentally based with a rigorous approach to valuation. While underweighted in the underperforming finance sector, the portfolio's holdings in mortgage REIT's and banks generally performed very well. Last year, mortgage REIT stocks suffered as the Federal Reserve pushed up short term interest rates. Today, these stocks offer compelling value and attractive yields.

     The portfolio benefited from excellent stock selection in Producer Durables. In fact, three of the top four contributors to performance were in that sector including General Cable, Lincoln Electric and Sauer-Danfoss. Despite their strong performance, these stocks still offer excellent potential. General Cable should benefit from strong secular demand for electrical transmission grid investment, a solid recovery in telecommunications cable demand, and cable used in refining and oil and gas exploration. We believe the stock is quite undervalued, reflecting concern about the company's ability to recover sharply higher copper prices despite automatic pass through on a significant portion of their revenues. Lincoln Electric is expected to benefit from high levels of welding demand as a large number of crude and gas pipeline projects are built in the next several years. Sauer- Danfoss continues to benefit from a major cost cutting program and market share gains in hydraulic components for off the road equipment. Denbury Resources was the fourth largest contributor to returns. They continue to execute their business model of using carbon dioxide flood techniques to capture residual oil in crude fields purchased from the major oil companies. Based on a crude price of $42 which is far below current levels, the stock is very attractive.

     The largest detractors to performance were generated by Quanta Capital, Bowater, New York Trust and Fossil. While these holdings have been disappointing in the short run, we believe they offer excellent risk/reward in the future. Trading at a discount to book value, New York Mortgage Trust is very attractive. Quanta, which is a provider of specialty insurance and reinsurance, was impacted by the '05 hurricanes. The stock appears to be trading at a significant discount to liquidation value. Bowater has suffered from the decline in newsprint usage and sharply rising input costs. With industry consolidation, Bowater is regaining pricing power. Asset sales, combined with rising free cash flow should allow significant pay down of debt. The stock is deeply undervalued. Fossil stock has been hurt by the decline in North American Fossil watch sales. The company continues to gain share in other accessories and execute new licenses. This stock has excellent risk/reward characteristics.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                    SINCE
                                       SIX MONTHS++   ONE YEAR   INCEPTION+
                                       ------------   --------   ----------
Roszel/NWQ Small Cap Value Portfolio       14.41%      29.47%      18.45%
S&P 500 Index                               2.71%       8.63%       8.37%
Russell 2000 Value Index                   10.44%      14.61%      14.27%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                    PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
-------------------------------   -------------
Fossil, Inc.                           4.6%
Sauer-Danfoss, Inc.                    4.5
Casey's General Stores, Inc.           4.1
General Cable Corp.                    4.1
Lincoln Electric Holdings, Inc.        4.1
Griffon Corp.                          3.8
Gibraltar Industries, Inc.             3.8
Denbury Resources, Inc.                3.4
Premium Standard Farms, Inc.           3.3
Warren Resources, Inc.                 3.2
                                      ----
   Total                              38.9%

                                    PERCENTAGE
HOLDINGS BY SECTOR                OF NET ASSETS
-------------------------------   -------------
Materials                              22.9%
Industrials                            21.5
Financials                             13.2
Energy                                 11.6
Consumer Discretionary                 10.9
Consumer Staples                        9.5
Information Technology                  7.6
Other#                                  2.8
                                      -----
   Total                              100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--97.2%
CONSUMER DISCRETIONARY--10.9%
AUTO COMPONENTS--4.5%
Sauer-Danfoss, Inc.                                          10,400   $  264,368
                                                                      ----------
HOUSEHOLD DURABLES--1.4%
Hooker Furniture Corp.                                        5,100       85,527
                                                                      ----------
SPECIALTY RETAIL--0.4%
HOT Topic, Inc.*                                              2,300       26,473
                                                                      ----------
TEXTILES, APPAREL & LUXURY GOODS--4.6%
Fossil, Inc.*                                                15,000      270,150
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                          646,518
                                                                      ----------
CONSUMER STAPLES--9.5%
FOOD & STAPLES RETAILING--4.2%
Casey's General Stores, Inc.                                  9,800      245,098
                                                                      ----------
FOOD PRODUCTS--5.3%
Del Monte Foods Co.                                          10,900      122,407
Premium Standard Farms, Inc.                                 11,900      193,137
                                                                      ----------
                                                                         315,544
                                                                      ----------
   TOTAL CONSUMER STAPLES                                                560,642
                                                                      ----------
ENERGY--11.6%
ENERGY EQUIPMENT & SERVICES--2.9%
Acergy SA, ADR *                                             11,227      171,773
                                                                      ----------
OIL & GAS--8.7%
Denbury Resources, Inc. *                                     6,400      202,688
Range Resources Corp.                                         4,400      119,636
Warren Resources, Inc. *                                     13,300      190,988
                                                                      ----------
                                                                         513,312
                                                                      ----------
   TOTAL ENERGY                                                          685,085
                                                                      ----------
FINANCIALS--13.2%
COMMERCIAL BANKS--1.1%
Bancorp, Inc. *                                               2,650       66,277
                                                                      ----------
INSURANCE--2.3%
PMA Capital Corp. (Class A) *                                 6,300       64,890
Quanta Capital Holdings Ltd. *                               26,400       68,376
                                                                      ----------
                                                                         133,266
                                                                      ----------
REAL ESTATE--6.9%
Anthracite Capital, Inc.                                      6,900       83,904
HomeBanc Corp.                                               11,900       94,486
New York Mortgage Trust, Inc.                                16,700       66,800
RAIT Investment Trust                                         1,970       57,524
Saxon Capital, Inc.                                           4,700       53,768
Sunset Financial Resources, Inc.                              6,250       52,625
                                                                      ----------
                                                                         409,107
                                                                      ----------
THRIFTS & MORTGAGE FINANCE--2.9%
Franklin Bank Corp. *                                         5,200      104,988
IndyMac Bancorp, Inc.                                         1,500       68,775
                                                                      ----------
                                                                         173,763
                                                                      ----------
   TOTAL FINANCIALS                                                      782,413
                                                                      ----------
INDUSTRIALS--21.5%
BUILDING PRODUCTS--3.8%
Griffon Corp. *                                               8,700   $  227,070
                                                                      ----------
ELECTRICAL EQUIPMENT--4.1%
General Cable Corp. *                                         6,900      241,500
                                                                      ----------
MACHINERY--11.0%
Albany International Corp.                                    1,700       72,063
Commercial Vehicle Group, Inc. *                              2,700       55,836
Kadant, Inc. *                                                3,850       88,550
Kennametal, Inc.                                              2,100      130,725
Lincoln Electric Holdings, Inc.                               3,850      241,202
RBC Bearings, Inc. *                                          2,600       59,020
                                                                      ----------
                                                                         647,396
                                                                      ----------
ROAD & RAIL--2.6%
Marten Transport Ltd. *                                       7,050      153,267
                                                                      ----------
   TOTAL INDUSTRIALS                                                   1,269,233
                                                                      ----------
INFORMATION TECHNOLOGY--7.6%
COMMUNICATIONS EQUIPMENT--1.5%
CommScope, Inc. *                                             2,900       91,118
                                                                      ----------
COMPUTERS & PERIPHERALS--2.2%
Quantum Corp. *                                              48,500      127,070
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.4%
Keithley Instruments, Inc.                                    6,500       82,745
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--2.5%
Mattson Technology, Inc. *                                   15,200      148,504
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY                                             449,437
                                                                      ----------
MATERIALS--22.9%
CONTAINERS & PACKAGING--0.8%
Smurfit-Stone Container Corp. *                               4,070       44,526
                                                                      ----------
METALS & MINING--9.9%
Aleris International, Inc. *                                  4,100      187,985
Century Aluminum Co. *                                        4,000      142,760
Gibraltar Industries, Inc.                                    7,700      223,300
Reliance Steel & Aluminum Co.                                   410       34,010
                                                                      ----------
                                                                         588,055
                                                                      ----------
PAPER & FOREST PRODUCTS--12.2%
Bowater, Inc.                                                 7,600      172,900
Buckeye Technologies, Inc. *                                 15,200      116,128
Glatfelter                                                    5,300       84,111
Sappi Ltd., ADR                                              12,900      161,121
Wausau Paper Corp.                                           15,234      189,663
                                                                      ----------
                                                                         723,923
                                                                      ----------
   TOTAL MATERIALS                                                     1,356,504
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$4,554,558)                                                     5,749,832
                                                                      ----------

See Notes to Financial Statements.

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   ----------
SHORT-TERM SECURITIES--5.3%
REPURCHASE AGREEMENT **--5.3%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $310,783
   (Cost--$310,654)                                      $ 310,654   $  310,654
                                                                     ----------
TOTAL INVESTMENTS--102.5%
(Cost--$4,865,212)                                                    6,060,486
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(2.5)%                                                      (146,047)
                                                                     ----------
NET ASSETS--100.0%                                                   $5,914,439
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH FUND
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Despite the effects of rising energy prices, a continuation of interest rate hikes by the Federal Reserve, a recently declining housing market and the largest natural disaster in U.S. history, stocks rose across the capitalization and style spectrums over the past six months, with the lion's share going to small-cap stocks. For the six months ending June 30, the Russell 2000 Growth Index returned 6.07%, underperforming Russell 2000 Value's return of 10.44%, respectively. Mid-cap stocks were not far behind, while large caps pulled up the rear. The Russell 2500 index returned 6.32% for the first half of the year. This compares to the S&P 500's return of 2.70% for the same time period.

     The market's ability to shrug off the specter of rising rates, falling home values and high energy costs, however, came to a screeching halt in May. Markets fell sharply and broadly, due largely to fears that continuing inflationary pressure would delay the end of the Fed's tightening cycle. The question investors confronted was whether the ultimate end to rate hikes would usher in a "goldilocks" period of Fed neutrality and more moderate growth or whether the Fed would overshoot and the economy would roll over. This uncertainty was exacerbated by the seeming inconsistency of Fed Chairman Ben Bernanke's stance and led to a massive flight from risky assets, with the highest beta, lowest cap stocks bearing the brunt. The Russell 2000 Growth suffered its worst monthly decline in nearly two years and its second worst since September 2002 during the depth of the bear market. Every sector within that index was down for the month, with the most economically sensitive stocks suffering the largest losses.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The portfolio started off 2006 with a robust performance, but experienced the second quarter volatility and finished the first half of the year with a return of 2.88%. This is well below the Russell 2500 Growth's return of 4.98%. Overall stock selection was negative, with the most of the negative contribution coming from the Transportation sectors. During the same time period, however, Producer durables, posted a positive return that offset the negative performance in the Transportation sector.

     Our sector position was broadly negative. Sector positioning, specifically overweights in Consumer Discretionary, Technology and Healthcare with an underweight in Materials detracted from performance for the six month period.

     On a broader sector basis, we reduced our exposure to consumer-related stocks in light of the pressures being placed on the consumer by high energy prices and rising rates. Some of those assets were redeployed into the energy and basic industry/capital goods sectors. We continue to see opportunities for energy-service companies and related industrial companies to sustain fairly rapid growth. Oil prices will continue to fluctuate, but we believe they will remain high for the foreseeable future. Formerly unprofitable reserves are now potentially profitable, and the E&P companies will continue to need the products and services of the companies in which we have invested. Technology was the other key recipient of assets divested from consumer stocks. The decision to overweight the sector relative to the benchmark was slightly negative, while stock selection proved to be positive despite concerns of the SEC probe into companies' back-dating stock options. We have remained fairly neutral in financial services, since rising rates and a flattened yield curve have not been beneficial to many small-cap banks.

     Currently, the portfolio retains an overweight in the consumer-related sectors, as it historically has, albeit investments there are less sensitive to the economic environment already discussed. Over the past year, we have nearly eliminated the underweight in Energy and Basic industry/ Capital Goods.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                    SINCE
                                       SIX MONTHS++   ONE YEAR   INCEPTION+
                                       ------------   --------   ----------
Roszel/Delaware Small-Mid Cap Growth
   Portfolio                               2.88%       14.69%       6.74%
S&P 500 Index                              2.71%        8.63%       8.37%
Russell 2500 Growth Index                  4.98%       14.62%      13.65%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                              PERCENTAGE
TOP TEN HOLDINGS**                          OF NET ASSETS
-----------------------------------------   -------------
United Therapeutics Corp.                        2.6%
Coach, Inc.                                      2.6
MGI Pharma, Inc.                                 2.4
Under Armour, Inc. (Class A)                     2.3
Nektar Therapeutics, Inc.                        2.3
Hydril                                           2.3
PDL Biopharma, Inc.                              2.2
Fisher Scientific International, Inc.            2.1
Carter's, Inc.                                   2.0
MSC Industrial Direct Co., Inc. (Class A)        2.0
                                                ----
   Total                                        22.8%

                                              PERCENTAGE
HOLDINGS BY SECTOR                          OF NET ASSETS
-----------------------------------------   -------------
Health Care                                     26.4%
Information Technology                          25.9
Consumer Discretionary                          15.1
Industrials                                     11.6
Financials                                      10.8
Energy                                           6.6
Materials                                        0.7
Consumer Staples                                 0.6
Other#                                           2.3
                                               -----
   Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                               SHARES     VALUE
                                                               ------   --------
COMMON STOCKS--97.7%
CONSUMER DISCRETIONARY--15.1%
HOTELS, RESTAURANTS & LEISURE--2.9%
Texas Roadhouse, Inc. (Class A) *                               2,900   $ 39,208
Wynn Resorts Ltd. *                                               700     51,310
                                                                        --------
                                                                          90,518
                                                                        --------
SPECIALTY RETAIL--6.3%
Gymboree Corp.*                                                   700     24,332
MSC Industrial Direct Co., Inc. (Class A)                       1,300     61,841
Tractor Supply Co. *                                              700     38,689
Under Armour, Inc. (Class A) *                                  1,700     72,454
                                                                        --------
                                                                         197,316
                                                                        --------
TEXTILES, APPAREL & LUXURY GOODS--5.9%
Carter's, Inc. *                                                2,400     63,432
Coach, Inc. *                                                   2,700     80,730
CROCS, Inc. *                                                   1,600     40,240
                                                                        --------
                                                                         184,402
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                          472,236
                                                                        --------
CONSUMER STAPLES--0.6%
FOOD PRODUCTS--0.6%
Green Mountain Coffee  Roasters, Inc. *                           500     20,085
                                                                        --------
ENERGY--6.6%
ENERGY EQUIPMENT & SERVICES--6.6%
CARBO Ceramics, Inc.                                              950     46,674
Helix Energy Solutions Group, Inc.*                             1,200     48,432
Hydril *                                                          900     70,668
Veritas DGC, Inc. *                                               800     41,264
                                                                        --------
   TOTAL ENERGY                                                          207,038
                                                                        --------
FINANCIALS--10.8%
CAPITAL MARKETS--1.5%
Waddell & Reed Financial, Inc.                                  2,300     47,288
                                                                        --------
COMMERCIAL BANKS--2.7%
City National Corp.                                               700     45,563
Whitney Holding Corp.                                           1,100     38,907
                                                                        --------
                                                                          84,470
                                                                        --------
DIVERSIFIED FINANCIAL SERVICES--0.8%
Nasdaq Stock Market Inc. (The) *                                  800     23,920
                                                                        --------
INSURANCE--3.8%
Aspen Insurance Holdings Ltd.                                   1,000     23,290
Hanover Insurance Group, Inc. (The)                               400     18,984
IPC Holdings Ltd.                                                 700     17,262
PartnerRe Ltd.                                                    900     57,645
                                                                        --------
                                                                         117,181
                                                                        --------
THRIFTS & MORTGAGE FINANCE--2.0%
Downey Financial Corp.                                            300     20,355
Webster Financial Corp.                                           900     42,696
                                                                        --------
                                                                          63,051
                                                                        --------
   TOTAL FINANCIALS                                                      335,910
                                                                        --------
HEALTH CARE--26.4%
BIOTECHNOLOGY--7.7%
Cepheid, Inc. *                                                 3,900     37,869
PDL Biopharma, Inc. *                                           3,700     68,117
Telik, Inc. *                                                   3,200     52,800
United Therapeutics Corp. *                                     1,400     80,878
                                                                        --------
                                                                         239,664
                                                                        --------
HEALTH CARE EQUIPMENT & SUPPLIES--10.4%
Align Technology, Inc. *                                        4,200     31,038
Conceptus, Inc. *                                               2,300     31,372
Cytyc Corp. *                                                   1,700     43,112
Fisher Scientific International, Inc. *                           900     65,745
Hologic, Inc. *                                                 1,100     54,296
Mentor Corp.                                                      600     26,100
Nektar Therapeutics, Inc. *                                     3,900     71,526
                                                                        --------
                                                                         323,189
                                                                        --------
HEALTH CARE PROVIDERS & SERVICES--1.5%
Advisory Board Co. (The) *                                      1,000     48,090
                                                                        --------
PHARMACEUTICALS--6.8%
Amylin Pharmaceuticals, Inc. *                                  1,200     59,244
Conor Medsystems, Inc. *                                        1,300     35,867
CV Therapeutics, Inc. *                                         1,300     18,161
Medicis Pharmaceutical Corp. (Class A)                          1,000     24,000
MGI Pharma, Inc. *                                              3,500     75,250
                                                                        --------
                                                                         212,522
                                                                        --------
   TOTAL HEALTH CARE                                                     823,465
                                                                        --------
INDUSTRIALS--11.6%
AEROSPACE & DEFENSE--1.3%
Hexcel Corp. *                                                  2,500     39,275
                                                                        --------
AIR FREIGHT & LOGISTICS--2.4%
J.B. Hunt Transport Services, Inc.                              1,500     37,365
UTI Worldwide, Inc.                                             1,500     37,845
                                                                        --------
                                                                          75,210
                                                                        --------
COMMERCIAL SERVICES & SUPPLIES--4.1%
Bright Horizons Family Solutions, Inc. *                          800     30,152
Monster Worldwide, Inc. *                                       1,200     51,192
Resources Connection, Inc. *                                    1,800     45,036
                                                                        --------
                                                                         126,380
                                                                        --------
ELECTRICAL EQUIPMENT--0.9%
Energy Conversion Devices, Inc. *                                 800     29,144
                                                                        --------
MACHINERY--2.9%
Bucyrus International, Inc.                                     1,050     53,025
JLG Industries, Inc.                                            1,700     38,250
                                                                        --------
                                                                          91,275
                                                                        --------
   TOTAL INDUSTRIALS                                                     361,284
                                                                        --------

See Notes to Schedule of Investments.

                                                             SHARES      VALUE
                                                             ------   ----------
INFORMATION TECHNOLOGY--25.9%
COMMUNICATIONS EQUIPMENT--3.9%
Avocent Corp. *                                               1,000   $   26,250
F5 Networks, Inc. *                                             700       37,436
Polycom, Inc. *                                               2,600       56,992
                                                                      ----------
                                                                         120,678
                                                                      ----------
COMPUTERS & PERIPHERALS--0.8%
Hutchinson Technology *                                       1,200       25,956
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.7%
Itron, Inc. *                                                   800       47,408
Mettler Toledo International, Inc. *                          1,000       60,570
Vishay Intertechnology, Inc.*                                 2,400       37,752
                                                                      ----------
                                                                         145,730
                                                                      ----------
INTERNET SOFTWARE & SERVICES--3.3%
Akamai Technologies, Inc. *                                   1,600       57,904
Opsware, Inc. *                                               5,600       46,144
                                                                      ----------
                                                                         104,048
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.9%
Cymer, Inc. *                                                   700       32,522
Fairchild Semiconductor International, Inc. (Class A) *       1,800       32,706
Microsemi Corp.*                                              1,800       43,884
SiRF Technology Holdings, Inc.*                               1,400       45,108
                                                                      ----------
                                                                         154,220
                                                                      ----------
SOFTWARE--8.3%
American Reprographics Co.*                                   1,700       61,625
Informatica Corp. *                                           3,600       47,376
NAVTEQ Corp. *                                                  900       40,212
Salesforce.com, Inc. *                                        1,900       50,654
TIBCO Software, Inc. *                                        4,400       31,020
Wind River Systems, Inc. *                                    3,200       28,480
                                                                      ----------
                                                                         259,367
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          809,999
                                                                      ----------
MATERIALS--0.7%
CONSTRUCTION MATERIALS--0.7%
AMCOL International Corp.                                       800       21,080
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$2,576,818)                                                     3,051,097
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   -----------
SHORT-TERM SECURITIES--3.2%
REPURCHASE AGREEMENT **--3.2%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $100,351
   (Cost--$100,309)                                       $100,309   $  100,309
                                                                     ----------
TOTAL INVESTMENTS--100.9%
   (Cost--$2,677,127)                                                 3,151,406
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.9)%                           (27,790)
                                                                     ----------
NET ASSETS--100.0%                                                   $3,123,616
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Schedule of Investments.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     The first quarter of 2006 began with a sharp rally in international stocks, but stocks then flattened out in a mid-quarter sell-off before bouncing back in mid-March and advancing to levels that had not been reached since 2000. This mid-quarter sell-off was attributed to concerns about the sustainability of growth, given the synchronized monetary tightening around the world (e.g. in the United States, Europe, and Japan). However, a continuation of strong profit growth, coupled with robust merger and acquisition activity (particularly in Europe), aided the overall rally in the international markets. In fact, the first quarter saw over $800 billion worth of global merger and acquisition activity. The ongoing rally in international equities persisted through the first half of the second quarter, before stocks fell sharply as the U.S. Federal Reserve raised rates for the seventeenth consecutive time in two years, and the European Central Bank lifted borrowing costs for the third time since December, to help curb inflation. Central banks in China, Denmark, India, Malaysia, South Africa, South Korea, Sweden, Thailand, and Turkey also raised rates, helping to fuel fears of a material global economic slowdown and a sharp contraction in liquidity. Not surprisingly, investors shunned riskier asset classes that had performed well in recent years, such as emerging-markets and small-cap stocks, based on concerns that higher rates would limit economic growth. In the first quarter of 2006, the Japanese market, which had soared in the second half of 2005, lagged the global broad market as some investors took profits. In Europe, takeover speculation helped stocks advance in the face of forecasts for slower earnings growth. The second quarter saw companies in the fragile economies of Japan and Germany fare poorly in the sell-off. Smaller, less-liquid markets, such as Greece and Austria, also lagged in the decline. In contrast, the U.K. market proved resilient.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     Stock selection in health care benefited performance, as the shares of Schering rose significantly. The company received a takeover offer from Bayer AG, as a result of consolidation in the global pharmaceuticals industry. Solid stock selection in technology also boosted results, as the shares of Canon moved higher. The company posted solid sales growth from both cameras and office machines and reported a reduction in costs that was greater than expected. Shares of Nokia also rose, as the company beat earnings estimates in the first quarter by 19 percent, and the release of new handsets helped propel sales 29 percent higher on a year-over-year basis. In addition, gross margins are showing signs of stabilizing at approximately 34 percent. An underweight position in Japan also helped returns, as this region underperformed the MSCI EAFE Index. Fears that higher global interest rates may lead to slower global growth, weighed on the shares of many Japanese companies. Conversely, stock selection in financial stocks, particularly in Japan, detracted from performance, as the shares moved lower with the overall market and investors took profits in some of the stocks that had recently performed quite well. Shares of Mitsubishi UFJ and Sumitomo Mitsui declined more than the overall market, despite no change in their fundamental outlook. An underweight position in materials also hurt returns, as many commodities, such as copper and zinc, moved to new highs due to robust demand and increased speculative activity. An underweight position in utilities also dampened performance, as the portfolio lacked exposure to some of the European utilities that rose dramatically, on merger news, such as Endessa.

     While the equity markets were volatile during the period, the international economic backdrop continues to appear solid, with interest rates low, by historical standards, and corporate profits quite robust. In addition, equity valuations appear reasonable, particularly among high-quality larger stocks, which have lagged the broad market in recent years. As a result, we feel that the outlook for international equities is positive. However, we would expect investor risk tolerance to continue to wane, as additional monetary tightening by central banks around the world should further reduce liquidity.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                        SINCE
                                           SIX MONTHS++   ONE YEAR   INCEPTION+
                                           ------------   --------   ----------
Roszel/Lazard International Portfolio          8.85%       20.12%      12.18%
MSCI EAFE Index                               10.50%       27.07%      15.99%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                          PERCENTAGE
TOP TEN HOLDINGS**                      OF NET ASSETS
-------------------------------------   -------------
Nokia OYJ, ADR                                4.3%
HSBC Holdings plc, ADR                        4.0
Canon, Inc., ADR                              3.5
Barclays plc, ADR                             3.5
Nestle SA, ADR (Registered)                   3.4
Sanofi-Aventis, ADR                           3.3
GlaxoSmithKline plc, ADR                      3.3
Royal Dutch Shell plc,  ADR (Class A)         3.2
Vodafone Group plc, ADR                       3.1
Novartis AG, ADR                              3.0
                                             ----
   Total                                     34.6%

                                          PERCENTAGE
HOLDINGS BY SECTOR                      OF NET ASSETS
-------------------------------------   -------------
Financials                                   30.8%
Consumer Staples                             20.0
Energy                                       12.2
Information Technology                       10.7
Health Care                                   9.6
Financials                                    4.3
Industrials                                   4.1
Telecommunication Services                    3.1
Consumer Discretionary                        2.9
Other#                                        2.3
                                            -----
   Total                                    100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LAZARD INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--97.7%
DENMARK--1.0%
Danske Bank AS, ADR                                           2,780   $   52,681
                                                                      ----------
FINLAND--4.3%
Nokia OYJ, ADR                                               10,980      222,455
                                                                      ----------
FRANCE--10.5%
AXA SA, ADR                                                   3,450      113,091
Sanofi-Aventis, ADR                                           3,500      170,450
Societe Generale, ADR                                         3,550      104,547
Total SA, ADR                                                 2,440      159,869
                                                                      ----------
                                                                         547,957
                                                                      ----------
GERMANY--3.0%
Siemens AG, ADR                                               1,800      156,276
                                                                      ----------
IRELAND--2.1%
Allied Irish Banks plc, ADR                                   2,300      111,228
                                                                      ----------
ITALY--5.1%
Eni S.p.A., ADR                                               2,700      158,625
Sanpaolo IMI S.p.A., ADR                                      3,000      105,780
                                                                      ----------
                                                                         264,405
                                                                      ----------
JAPAN--17.5%
Canon, Inc., ADR                                              2,450      179,511
Hoya Corp., ADR                                               1,650       58,575
Mitsubishi UFJ Financial Group, Inc., ADR                    11,600      161,820
Mitsui Sumitomo Insurance Co., Ltd., ADR                        830      101,260
Nissan Motor Co. Ltd., ADR                                    6,900      151,662
Nomura Holdings, Inc., ADR                                    8,150      153,220
Sumitomo Mitsui Financial Group, Inc.                         9,900      104,049
                                                                      ----------
                                                                         910,097
                                                                      ----------
NETHERLANDS--7.4%
Heineken NV, ADR                                              7,800      163,410
Royal Dutch Shell plc, ADR (Class A)                          2,460      164,771
TNT N.V., ADR                                                 1,630       58,354
                                                                      ----------
                                                                         386,535
                                                                      ----------
SWEDEN--1.9%
Telefonaktiebolaget LM Ericsson, ADR                          3,000       99,120
                                                                      ----------
SWITZERLAND--13.5%
Credit Suisse Group, ADR                                      1,830      102,462
Nestle SA, ADR (Registered)                                   2,250      175,275
Novartis AG, ADR                                              2,900      156,368
Swiss Reinsurance Co., ADR                                    1,700      117,810
UBS AG (Registered)                                             950      104,215
Zurich Financial Services AG, ADR                             2,250       48,037
                                                                      ----------
                                                                         704,167
                                                                      ----------
UNITED KINGDOM--31.4%
Barclays plc, ADR                                             4,000   $  183,120
BP plc, ADR                                                   2,200      153,142
Cadbury Schweppes plc, ADR                                    2,800      108,696
Diageo plc, ADR                                               2,300      155,365
Gallaher Group plc, ADR                                       1,700      106,318
GlaxoSmithKline plc, ADR                                      3,100      172,980
HSBC Holdings plc, ADR                                        2,350      207,623
Imperial Tobacco Group plc, ADR                               2,100      129,654
Lloyds TSB Group, ADR                                         1,400       55,258
Tesco plc, ADR                                                5,200       97,760
Unilever plc, ADR                                             4,680      105,487
Vodafone Group plc, ADR                                       7,600      161,880
                                                                      ----------
                                                                       1,637,283
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$4,149,200)                                                     5,092,204
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ---------
SHORT-TERM SECURITIES--3.6%
REPURCHASE AGREEMENT *-- 3.6%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $186,232
   (Cost--$186,155)                                       $186,155      186,155
                                                                     ----------
TOTAL INVESTMENTS--101.3%
(Cost--$4,335,355)                                                    5,278,359
OTHER LIABILITIES IN EXCESS OF ASSETS--(1.3)%                           (69,902)
                                                                     ----------
NET ASSETS--100.0%                                                   $5,208,457
                                                                     ==========

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:

ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Following first quarter's strong equity market, when international equities were up 9.76%, as reflected by the MSCI ACWI ex-US Index, markets retreated during the second quarter as concerns about potential global inflationary pressures, monetary policy tightening (and uncertainty as to the duration and size of further tightening moves and their impact on the US consumer in particular), and higher valuations in a number of the recent strong markets such as emerging markets and small cap came to the forefront of investor psychology. As a result, investors significantly reduced risk positions and emerging markets, which were up approximately 12% in the first quarter, fell sharply beginning in May through mid-June, while developed small cap stocks, up 10.8% during the first quarter, fell significantly as well. In addition, commodities and energy stocks, which were the strongest sectors globally through April, declined.

     The correction in equity markets during May and most of June was broad based and non-discriminatory, although the stocks that were the prime beneficiaries of the strong global growth trends over the past several years did suffer more than their more defensive-oriented counterparts. In addition, the US remained the safe haven for investors as its equity and bond markets outperformed other regions of the world. The increased uncertainty surrounding monetary policy, inflationary pressures, rumored intervention by the Chinese government to slow investment and housing in certain parts of its market, record profits by corporations, significant outperformance of "riskier" assets, coupled with higher valuations and concerns about a slower growth environment, created the perfect storm for a liquidity driven market correction. However, within this environment, unit labor costs remained constrained as productivity enhancements offset higher wages, company fundamentals and earnings prospects remained strong, and managements continued to be focused on enhancing shareholder value. At the same time, emerging markets governments significantly improved monetary and fiscal policies and current account positions, and are now more immune to economic downdrafts such as those that occurred in 1997 and 1998.

     Markets began to stabilize in mid June and rebounded sharply near the end of the quarter, however, as the severity and broadness of the equity market downdraft appeared overdone, and investors began to believe that central banks would in fact engineer a "soft landing" to a more sustainable growth environment. During the second quarter, the MSCI ACWI ex-US Index was up 0.21%, led by the UK and Pacific ex-Japan, while emerging markets fell 4.27% and developed small cap companies fell 3.41%, as measured by the MSCI World ex-US Small Cap Index. As a result, over the first six months of 2006, the MSCI ACWI ex-US Index returned 9.99%, led by Europe ex-UK and the UK, while Japan was the largest developed markets detractor. Emerging markets and developed small cap returned just over 7% each. From a global sector perspective, Materials, Energy and Utilities were the strongest sectors with double digit returns year to date, while IT and Telecommunication Services trailed.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     Within this environment, the Fund underperformed the EAFE Index year to date, due solely to second quarter underperformance, as it led the Index benchmark during the first quarter. While stock selection was strong across a number of sectors during the first quarter and emerging markets positioning enhanced results, during the second quarter the Fund's pro growth strategy as evidenced by higher weightings in consumer cyclical and IT holdings at the expense of commodities and Utilities, in addition to the emerging markets weighting, was the primary detractor from results. The Fund's pro growth sector positioning was negative in an environment that was focused on both a potential supply/demand imbalance for commodities in April and then significant risk aversion during the remainder of the second quarter, favoring the more defensive sectors as well as the most defensive stocks within sectors. In this environment, the stocks with the best earnings trends generally underperformed. Emerging markets exposures hurt the Fund year to date, largely through its exposure to Emerging Asia and EMEA companies, which underperformed EAFE as investors withdrew liquidity during the second quarter, despite the fact that individual company fundamentals and earnings outlooks remained strong. The Fund's Japanese stock selection was negative largely due to sector positioning - focusing on Consumer Discretionary and Financials holdings, which performed well during 2005 and the first quarter of 2006, but lagged during the second quarter of 2006 due to a general Japanese stock market slide and concerns about consumer demand and increasing interest rates. Offsetting these negative results on a year to date basis was the Fund's Energy and Latin America weightings at the expense of Developed Asia. In addition, Energy, Materials, Telecom Services, and Utilities stock selection was strong. Energy stock selection was bolstered by stock selection in Continental Europe, the UK and Latin America. Within Materials, Telecom Services and Utilities, where we held one stock within each sector during the period, these individual holdings outperformed their sectors as a whole.

     We used the second quarter market activity to add to positions in strong companies with good fundamentals, which now have significantly more compelling valuations. However, these movements did not substantially alter the Fund's regional or sector positioning as of quarter end. As of June 30 the Fund maintained its higher weighting in the Consumer, Energy and IT sectors at the expense of Financials, Industrials, Materials, Telecom Services and Utilities. Developed Asia and the UK remained the most underweighted while Canada and emerging markets were overweighted versus the Index. These weightings are largely based upon the team's bottom up, fundamental research efforts, which are also supported by the team's top down view.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                           SINCE
                                               SIX MONTHS++   ONE YEAR   INCEPTION+
                                               ------------   --------   ----------
Roszel/William Blair International Portfolio       6.93%       25.45%      13.63%
MSCI EAFE Index                                   10.50%       27.07%      15.99%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                               PERCENTAGE
TOP TEN HOLDINGS**                           OF NET ASSETS
------------------------------------------   -------------
BG Group plc, ADR                                 4.7%
Mitsubishi UFJ Financial  Group, Inc., ADR        4.1
BNP Paribas, ADR                                  3.8
ORIX Corp., ADR                                   3.8
UBS AG (Registered)                               3.7
E.ON AG, ADR                                      3.7
Roche Holding AG, ADR                             3.7
BHP Billiton Ltd., ADR                            3.3
Petroleo Brasileiro SA, ADR                       3.3
SAP AG, ADR                                       3.2
                                                 ----
   Total                                         37.3%

                                               PERCENTAGE
HOLDINGS BY SECTOR                           OF NET ASSETS
------------------------------------------   -------------
Financials                                       24.7%
Consumer Discretionary                           15.0
Energy                                           14.5
Information Technology                           13.8
Industrials                                       8.2
Health Care                                       7.7
Consumer Staples                                  3.9
Utilities                                         3.6
Materials                                         3.3
Telecommunication Services                        1.6
Other#                                            3.7
                                                -----
   Total                                        100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--96.3%
AUSTRALIA--3.3%
BHP Billiton Ltd., ADR                                        2,800   $  120,596
                                                                      ----------
BRAZIL--6.4%
Banco Itau Holding Financeira  SA, ADR                        1,800       52,488
GOL - Linhas Aereas Inteligentes SA, ADR                      1,830       64,965
Petroleo Brasileiro SA, ADR                                   1,350      120,569
                                                                      ----------
                                                                         238,022
                                                                      ----------
CANADA--8.8%
Canadian National Railway Co.                                 1,980       86,625
Cognos, Inc. *                                                2,110       60,030
Gildan Activewear, Inc. *                                     1,541       72,427
Manulife Financial Corp.                                      1,340       42,572
Ritchie Bros. Auctioneers, Inc.                               1,230       65,411
                                                                      ----------
                                                                         327,065
                                                                      ----------
CAYMAN ISLANDS--0.7%
Himax Technologies, Inc. ADR*                                 4,440       25,397
                                                                      ----------
CHILE--1.0%
Banco Santander Chile SA, ADR                                   880       35,499
                                                                      ----------
FRANCE--7.3%
BNP Paribas, ADR                                              2,945      141,949
Dassault Systemes SA, ADR                                     1,250       66,450
Technip SA, ADR                                               1,150       63,388
                                                                      ----------
                                                                         271,787
                                                                      ----------
GERMANY--6.8%
E.ON AG, ADR                                                  3,530      135,376
SAP AG, ADR                                                   2,225      116,857
                                                                      ----------
                                                                         252,233
                                                                      ----------
GREECE--1.7%
National Bank of Greece SA, ADR                               7,790       62,320
                                                                      ----------
INDIA--3.3%
HDFC Bank Ltd., ADR                                           1,100       60,005
Infosys Technologies Ltd., ADR                                  840       64,184
                                                                      ----------
                                                                         124,189
                                                                      ----------
IRELAND--4.8%
Allied Irish Banks plc, ADR                                   1,830       88,499
Ryanair Holdings plc, ADR *                                   1,670       88,042
                                                                      ----------
                                                                         176,541
                                                                      ----------
ISRAEL--2.6%
Teva Pharmaceutical Industries Ltd., ADR                      3,000       94,770
                                                                      ----------
ITALY--3.0%
Luxottica Group S.p.A., ADR                                   4,135      112,183
                                                                      ----------
JAPAN--16.4%
Matsushita Electric Industrial Co., Ltd., ADR                 4,180   $   88,323
Mitsubishi UFJ Financial Group, Inc., ADR                    10,790      150,521
ORIX Corp., ADR                                               1,160      141,798
Sharp Corp., ADR                                              7,210      115,360
Toyota Motor Corp., ADR                                       1,080      112,957
                                                                      ----------
                                                                         608,959
                                                                      ----------
MEXICO--4.2%
America Movil SA de CV, ADR                                   1,740       57,873
Desarrolladora Homex SA de CV, ADR *                          1,620       53,152
Wal-Mart de Mexico SA de CV, ADR                              1,660       45,982
                                                                      ----------
                                                                         157,007
                                                                      ----------
NETHERLANDS--1.6%
Qiagen N.V.*                                                  4,205       57,693
                                                                      ----------
NORWAY--2.6%
Statoil ASA, ADR                                              3,385       96,540
                                                                      ----------
SOUTH AFRICA--2.2%
Sasol Ltd., ADR                                               2,150       83,076
                                                                      ----------
SWEDEN--2.5%
Telefonaktiebolaget LM Ericsson, ADR                          2,770       91,521
                                                                      ----------
SWITZERLAND--7.4%
Roche Holding AG, ADR                                         1,635      135,296
UBS AG (Registered)                                           1,255      137,674
                                                                      ----------
                                                                         272,970
                                                                      ----------
TAIWAN--2.4%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR             9,661       88,688
                                                                      ----------
UNITED KINGDOM--7.3%
BG Group plc, ADR                                             2,580      172,551
Tesco plc, ADR                                                5,205       97,854
                                                                      ----------
                                                                         270,405
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$2,775,963)                                                     3,567,461
                                                                      ----------

See Notes to Schedule of Investments.

                                                         PRINCIPAL
                                                           AMOUNT       VALUE
                                                         ---------   ----------
SHORT-TERM SECURITIES--4.3%

REPURCHASE AGREEMENT**--4.3%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $157,865
   (Cost--$157,800)                                       $157,800   $  157,800
                                                                     ----------
TOTAL INVESTMENTS--100.6%
(Cost--$2,933,763)                                                    3,725,261
                                                                     ----------
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.6)%                           (22,110)
                                                                     ----------
NET ASSETS 100.0%                                                    $3,703,151
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:

ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Schedule of Investments.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     The Federal Reserve Board (the Fed) continued the process it started in June 2004 of raising its key short-term interest rate, the Fed Funds rate. On June 29, 2006, the Fed raised the rate for the 17th straight time to 5.25%, the highest rate in more than five years. In response to the Fed's actions, interest rates rose across the entire maturity spectrum with short rates rising further than long rates, flattening and, at times, slightly inverting the yield curve. The yield curve is said to be inverted whenever yields on short maturity securities rise above those on longer maturity securities. At the end of the quarter, two-year Treasury notes yielded 5.15%, rising by 75 basis points (a basis point is 0.01 percentage point) while 30-year Treasury bonds closed at 5.19%, up 65 basis points.

     As investors recognized that global liquidity was being restricted, fixed income assets retreated in value. What particularly concerned the marketplace was the mid May release of Consumer Price Index (CPI) that exceeded expectations and raised the specter that the Fed was behind the curve and therefore might be compelled to continue raising rates beyond the June meeting. Prior to the release, investors were anticipating a pause in June. Testimony by Fed Chairman Ben Bernanke in late April suggested that a weakening economy may warrant a pause at the next Fed meeting in June. A less hawkish statement by the Fed on June 29, however, sparked a bond market rally on the last 2 days of the quarter as the interest rate on the 10-year Treasury note fell 11 basis points. The Fed's statement was less hawkish than recent Fed speeches stating that "some inflation risks remain" and "additional firming may be needed," suggesting that future Fed actions will be data dependent.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The Portfolio outperformed the Merrill Lynch U.S. Government Master Index for the six month period ended June 30, 2006. Throughout the period, we maintained underweight positions in riskier securities and significant overweights in structured, i.e. collateralized, securities. This construction enabled us to create a portfolio with a high yield. Our decision to underweight longer maturity securities and overweight intermediate maturity securities benefited performance in the latter half of the period as the shape of the yield curve steepened in response to inflation concerns.

     Contributing to performance during the period was our overweight in mortgage-backed securities (MBS), particularly 30 year FNMA 5.5% securities. Active rotation was evident in mortgages as we built large positions at the end of 2005 in response to attractive valuations. In the first quarter of 2006, we took profits on some of those positions and, in the process, migrated from lower to higher coupon securities. We thus exited securities that are more price responsive and bought higher yielding, higher coupon securities that are less price responsive as interest rates rise. Similarly, we shifted from 30-year securities to 15-year securities with the same effect. Finally, positions bought late in 2005 in adjustable rate mortgages (ARMS) also outperformed in a rising rate environment and those relative gains were subsequently realized late in the period.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                  SINCE
                                                      SIX MONTHS++   ONE YEAR   INCEPTION+
                                                      ------------   --------   ----------
Roszel/Lord Abbett Government  Securities Portfolio      (1.06)%     (1.57)%      3.15%
Merrill Lynch U.S. Domestic Master  Bond Index           (0.78)%     (0.88)%      4.17%
Merrill Lynch U.S. Government Master  Bond Index         (0.89)%     (1.21)%      3.69%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                                               PERCENTAGE
TOP TEN HOLDINGS**                                           OF NET ASSETS
----------------------------------------------------------   -------------
Federal National Mortgage Assn. 5.50% due 04/01/36               18.0%
Government National  Mortgage Assn. 5.50% due 07/15/36 TBA       12.2
U.S. Treasury Note 4.88% due 02/15/12                            11.6
Federal Home Loan Mortgage Corp. 5.50% due 05/01/21               7.1
Federal National Mortgage Assn. 5.50% due 05/01/36                5.1
Federal National Mortgage Assn. 6.50% due 07/01/33 TBA            5.1
Federal National Mortgage Assn. 5.50% due 10/01/35                4.3
Federal Home Loan Bank 4.50% due 11/15/12                         3.8
U.S. Treasury Note 4.25% due 08/15/13                             3.1
Federal Home Loan Mortgage Corp. 5.00% due 04/01/21               2.7
                                                                 ----
   Total                                                         73.0%

                                                             PERCENTAGE OF FIXED
ASSET MIX BY ISSUER**                                         INCOME INVESTMENTS
----------------------------------------------------------   -------------------
U.S. Government Agencies                                             84.8%
U.S. Government Treasury                                             15.2
                                                                    -----
   Total                                                            100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                S&P     PRINCIPAL
                                              RATING     AMOUNT        VALUE
                                              ------   ----------   -----------
U.S. GOVERNMENT SECURITIES--106.5%
U.S. GOVERNMENT AGENCY--3.3%
Federal Home Loan Bank
   4.50% due 11/15/12                           AAA    $  280,000   $   265,059
                                                                    -----------
U.S. GOVERNMENT AGENCIES--COLLATERALIZED MORTGAGE OBLIGATIONS--3.0%
Federal Home Loan Mortgage Corp.
   4.00% due 05/15/18                           AAA         8,942         8,902
   5.60% due 05/15/29 (b)                       AAA        16,157        16,183
Federal National Mortgage Assn.
   5.84% due 08/25/07 (b)(d)                    AAA        28,147        28,196
   4.73% due 05/25/08 (b)(d)                    AAA        23,812        23,545
   6.16% due 10/25/08 (b)(d)                    AAA        95,629        96,175
   5.77% due 03/25/09 (b)(d)                    AAA        70,532        70,647
                                                                    -----------
                                                                        243,648
                                                                    -----------
U.S. GOVERNMENT AGENCIES--MORTGAGE BACKED SECURITIES--84.0%
Federal Home Loan Mortgage Corp.
   6.00% due 06/01/08 (d)                       AAA        12,473        12,455
   5.50% due 09/01/18 (d)                       AAA       115,120       113,111
   5.50% due 07/01/19 (d)                       AAA        10,819        10,622
   5.00% due 04/01/20                           AAA        47,848        46,067
   5.00% due 09/01/20                           AAA       227,425       218,962
   5.00% due 10/01/20                           AAA        58,762        56,575
   5.50% due 10/01/20 (d)                       AAA        76,963        75,513
   5.00% due 11/01/20                           AAA        75,000        72,209
   5.50% due 02/01/21                           AAA        53,339        52,324
   5.50% due 03/01/21                           AAA       130,719       128,231
   5.00% due 04/01/21                           AAA       227,757       219,224
   5.50% due 04/01/21                           AAA       122,938       120,598
   5.50% due 05/01/21                           AAA       575,953       564,993
   6.00% due 06/01/21                           AAA       105,000       105,233
   6.50% due 08/01/30, TBA (c)                  AAA        75,000        75,305
   7.00% due 03/01/32                           AAA        31,490        32,277
   6.50% due 08/01/32                           AAA         2,325         2,347
   7.00% due 11/01/32                           AAA        41,581        42,598
   4.12% due 01/01/34 (b)                       AAA       108,767       105,509
   4.33% due 02/01/35 (b)(d)                    AAA        55,864        54,883
Federal National Mortgage Assn.
   5.50% due 04/01/17                           AAA        17,212        16,927
   6.00% due 08/01/17, TBA (c)                  AAA        75,000        75,188
   5.50% due 07/01/33, TBA                      AAA        50,000        48,016
   6.50% due 07/01/33, TBA (c)                  AAA       405,000       407,025
   3.49% due 08/01/33 (b)                       AAA        34,809        33,915
   3.87% due 11/01/34 (b)(d)                    AAA        35,210        34,789
   5.50% due 02/01/35 (d)                       AAA       199,449       192,080
   5.50% due 03/01/35 (d)                       AAA       186,416       179,178
   4.55% due 07/01/35 (b)(d)                    AAA        69,351        68,332
   5.50% due 07/01/35 (d)                       AAA       118,342       113,747
   5.50% due 10/01/35 (d)                       AAA       360,582       346,581
   5.50% due 04/01/36 (d)                       AAA     1,492,782     1,434,010
   5.50% due 05/01/36                           AAA       424,862       408,098
   5.50% due 06/01/36                           AAA        65,000        62,435
Government National Mortgage Assn.
   7.00% due 02/15/31                           AAA    $    1,613   $     1,664
   6.00% due 07/01/34, TBA                      AAA       200,000       198,313
   5.50% due 07/15/36, TBA                      AAA     1,005,000       973,907
                                                                    -----------
                                                                      6,703,241
                                                                    -----------
U.S. GOVERNMENT TREASURIES--16.2%
U.S. Treasury Bond
   5.25% due 02/15/29 (d)                       AAA        16,000        15,930
U.S. Treasury Notes
   4.38% due 12/15/10 (d)                       AAA        85,000        82,563
   4.88% due 02/15/12                           AAA       937,000       926,751
   4.25% due 08/15/13 (d)                       AAA       260,000       246,675
U.S. Treasury Strips
   5.31% due 11/15/27 (a)(d)                    AAA        54,000        17,623
                                                                    -----------
                                                                      1,289,542
                                                                    -----------
TOTAL U.S. GOVERNMENT SECURITIES
(Cost--($8,501,494)                                                   8,501,490
                                                                    -----------
SHORT-TERM SECURITIES--9.6%
DISCOUNT NOTES--6.3%
Federal Home Loan Bank
   4.95% due 07/03/06 (a)                                 300,000       299,876
Federal Farm Credit Discount Notes
   4.35% due 07/05/06 (a)                                 200,000       199,879
                                                                    -----------
                                                                        499,755
                                                                    -----------
REPURCHASE AGREEMENT *--3.3%
Nomura Securities  International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06,
   total to be received $263,098
   (Cost-$262,989)                                        262,989       262,989
                                                                    -----------
TOTAL SHORT-TERM SECURITIES
(Cost--$867,085)                                                        762,744
                                                                    -----------
TOTAL INVESTMENTS--116.1%
(Cost--$9,368,579)                                                    9,264,234
OTHER LIABILITIES IN EXCESS OF
   ASSETS--(16.1)%                                                   (1,283,722)
                                                                    -----------
NET ASSETS 100.0%                                                   $ 7,980,512
                                                                    ===========

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S.GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO.THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

(a)  ZERO COUPON SECURITY - RATE DISCLOSED IS YIELD AS OF JUNE 30, 2006.

(b)  FLOATING RATE SECURITY - RATE DISCLOSED IS AS OF JUNE 30, 2006.

(c)  DOLLAR ROLL TRANSACTION.

(d) ALL OR A PORTION OF THE SECURITY HAS BEEN SEGREGATED TO MEET THE PORTFOLIO'S OBLIGATION FOR DELAYED DELIVERY SECURITIES.

GLOSSARY:
TBA--SECURITY IS SUBJECT TO DELAYED DELIVERY.

See Notes to Schedule of Investments.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Market conditions during the first half of 2006 were challenging for fixed income investors. During this time period, the Federal Reserve Open Market Committee (FOMC) continued to raise the Federal Funds target rate by 0.25% increments on four separate occasions, thereby increasing the overnight lending rate to 5.25%. This is the highest level for the Federal Funds rate since March of 2001. The market participants responded to the Fed's tightening policy by increasing yields required on fixed income investment across the maturity spectrum. The yield on money market instruments (3mo and 6mo T-bills) increased more than the yield on a 30-year Treasury Bond, causing a slight inversion of the yield curve. The last time that the 6-month T-Bill yielded more than 30-year Treasury Bond was at the peak of the 2000 tightening cycle, at which point economic growth as measured by Gross Domestic Product (GDP) declined from 6.5% to -0.5%. One of the major drivers of the FOMC's tightening bias in the first half of 2006 had been higher overall inflation which was driven mostly by rising food and energy prices. The price of crude oil increased by roughly 17% causing a concern to some investors that these higher energy costs could translate into higher prices of goods and services. Despite this common concern, we don't anticipate inflation getting out of hand, especially since we are at the peak of this tightening cycle (the changes in the Fed Funds rate affect the economy with significant lags). The higher oil prices and slowing housing market will only continue to pressure consumers to adjust their spending habits downwards, effectively slowing the economic activity. The main concern that we have at this point is that the Fed has overdone it, and that the economy will slow more than it had initially been anticipated.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     Due to the market conditions mentioned above, absolute performance remained relatively low across the Fixed Income spectrum. The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index in the first half of 2006. As the FOMC raised short-term interest rates, bond prices decreased, causing an upward shift in the entire yield curve of approximately 0.75%. In such an environment, duration of the portfolio is a driving factor of absolute and relative returns. Therefore, the majority of outperformance in the first half of 2006 was due to our relative duration underweight versus the benchmark. The cash equivalent sector of the market has performed better than US Treasuries, US Agencies, Corporate bonds, and Mortgage-Backed Securities (MBS). An additional factor that has contributed to our portfolios relative performance has been our target underweight of Agency and MBS sectors. Also, being that cash was the best performing sector in the second quarter of the year, our overweight in this asset class helped us add to relative returns. Corporate bond yield spreads continued to widen during the first six months of the year, thus our market-weight in this sector did not detract from total return. What had hurt our relative performance was our overweight allocation in the Treasury sector. Treasury bonds were the worst performing sector in the first six months of the year. Furthermore, our portfolio's average coupon is approximately 0.4% lower than the benchmark's which gave us less of a cushion in a rising interest environment.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                             SINCE
                                                SIX MONTHS++   ONE YEAR   INCEPTION+
                                                ------------   --------   ----------
Roszel/MLIM Fixed-Income Portfolio                 (0.93)%      (1.33)%      1.79%
Merrill Lynch U.S. Domestic Master Bond Index      (0.78)%      (0.88)%      4.17%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                                           PERCENTAGE
TOP TEN HOLDINGS**                                       OF NET ASSETS
------------------------------------------------------   -------------
Federal National Mortgage Assn. 5.00% due 04/01/36            8.3%
U.S. Treasury Note 4.25% due 11/15/14                         6.3
U.S. Treasury Note 4.00% due 11/15/12                         5.8
Federal National Mortgage Assn. 5.00% due 11/01/18            5.2
U.S. Treasury Note 4.00% due 04/15/10                         5.1
U.S. Treasury Note 4.75% due 11/15/08                         4.4
Federal National Mortgage Assn. 6.00% due 11/01/33            3.9
U.S. Treasury Note 4.38% due 05/15/07                         3.3
Federal National Mortgage Assn. 3.25% due 01/15/08            3.2
Government National Mortgage Assn. 5.00% due 11/15/18         3.2
                                                             ----
Total                                                        48.7%

                                                         PERCENTAGE OF
                                                          FIXED INCOME
S&P RATINGS**                                             INVESTMENTS
------------------------------------------------------   -------------
AAA - A                                                       22.8%
U.S. Government Securities                                    77.2
                                                             -----
   Total                                                     100.0%

                                                           PERCENTAGE
HOLDINGS BY SECTOR                                       OF NET ASSETS
------------------------------------------------------   -------------
U.S. Government Securities                                    75.6%
Financials                                                    11.9
Information Technology                                         2.7
Consumer Discretionary                                         2.7
Materials                                                      2.6
Industrials                                                    2.3
Other#                                                         2.2
                                                             -----
   Total                                                     100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MLIM FIXED-INCOME PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                  S&P    PRINCIPAL
                                                RATING     AMOUNT       VALUE
                                                ------   ---------   -----------
FIXED INCOME INVESTMENTS--97.8%
CONSUMER DISCRETIONARY--2.7%
MULTILINE RETAIL--2.7%
Target Corp.
   5.88% due 03/01/12                             A+      $300,000   $   303,105
                                                                     -----------
FINANCIALS--11.9%
CAPITAL MARKETS--2.1%
Goldman Sachs Group, Inc.
   4.13% due 01/15/08                             A+       250,000       244,648
                                                                     -----------
CONSUMER FINANCE--4.4%
American General
   Finance Corp.
   5.38% due 10/01/12                             A+       250,000       243,237
HSBC Finance Corp.
   5.88% due 02/01/09                             AA-      250,000       251,537
                                                                     -----------
                                                                         494,774
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--5.4%
Citigroup, Inc.
   4.88% due 05/07/15                             A+       325,000       300,196
JPMorgan Chase & Co.
   5.13% due 09/15/14                              A       325,000       306,979
                                                                     -----------
                                                                         607,175
                                                                     -----------
   TOTAL FINANCIALS                                                    1,346,597
                                                                     -----------
INDUSTRIALS--2.3%
INDUSTRIAL CONGLOMERATES--2.3%
General Electric Co.
   5.00% due 02/01/13                             AAA      275,000       263,406
                                                                     -----------
INFORMATION TECHNOLOGY--2.7%
COMPUTERS & PERIPHERALS--2.7%
International Business Machines Corp.
   4.75% due 11/29/12                             A+       325,000       307,984
                                                                     -----------
MATERIALS--2.6%
METALS & MINING--2.6%
Alcoa, Inc.
   5.38% due 01/15/13                             A-       300,000       291,551
                                                                     -----------

U.S. GOVERNMENT SECURITIES-- 75.6%
U.S. GOVERNMENT AGENCIES--48.7%
Federal Home Loan Mortgage Corp.
   5.13% due 07/15/12                             AAA      350,000       343,315
   5.50% due 12/01/17                             AAA      162,664       159,875

Federal National Mortgage Assn.
   3.25% due 01/15/08                             AAA      375,000       362,816
   5.00% due 02/01/18                             AAA      208,364       201,125
   5.00% due 11/01/18                             AAA      604,813       583,799
   5.00% due 04/01/36                             AAA      996,525       931,554
   5.25% due 01/15/09                             AAA      350,000       348,357
   5.50% due 11/01/17                             AAA      264,200       259,827
   5.50% due 02/01/19                             AAA      270,917       266,377
   5.50% due 10/01/19                             AAA      318,230       312,627
   6.00% due 07/01/17                             AAA     $ 11,727   $    11,772
   6.00% due 09/01/17                             AAA      101,725       102,114
   6.00% due 11/01/32                             AAA       66,229        65,431
   6.00% due 01/01/33                             AAA      157,666       155,766
   6.00% due 03/01/33                             AAA      155,478       153,604
   6.00% due 11/01/33                             AAA      442,093       436,484
   6.50% due 06/01/16                             AAA       15,424        15,646
   6.50% due 06/01/17                             AAA        5,703         5,786
   6.63% due 10/15/07                             AAA      240,000       243,239
   7.00% due 05/01/32                             AAA      155,042       158,833
Government National Mortgage Assn.
   5.00% due 11/15/18                             AAA      366,818       356,262
   7.00% due 07/15/32                             AAA       14,163        14,610
                                                                     -----------
                                                                       5,489,219
                                                                     -----------
U.S. GOVERNMENT TREASURIES--26.9%
U.S. Treasury Bond
   5.25% due 11/15/28                             AAA      235,000       233,898
U.S. Treasury Notes
   4.00% due 04/15/10                             AAA      600,000       577,313
   4.00% due 11/15/12                             AAA      700,000       657,945
   4.25% due 11/15/14                             AAA      750,000       705,352
   4.38% due 05/15/07                             AAA      370,000       367,168
   4.75% due 11/15/08                             AAA      500,000       495,528
                                                                     -----------
                                                                       3,037,204
                                                                     -----------
TOTAL U.S. GOVERNMENT  SECURITIES                                      8,526,423
                                                                     -----------
TOTAL FIXED INCOME  INVESTMENTS
(Cost--$11,590,966)                                                   11,039,066
                                                                     -----------
SHORT-TERM SECURITIES--0.9%
REPURCHASE AGREEMENT *--0.9%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to
   be received $102,604
   (Cost--$102,562)                                        102,562       102,562
                                                                     -----------
TOTAL INVESTMENTS--98.7%
(Cost--$11,693,528)                                                   11,141,628
OTHER ASSETS LESS
   LIABILITIES--1.3%                                                     141,447
                                                                     -----------
NET ASSETS--100.0%                                                   $11,283,075
                                                                     ===========

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Schedule of Investments.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 (UNAUDITED)

                                         ROSZEL/LORD                              ROSZEL/FAYEZ
                                           ABBETT      ROSZEL/BKF   ROSZEL/MLIM      SAROFIM
                                          LARGE CAP     LARGE CAP     RELATIVE      LARGE CAP
                                           VALUE          VALUE         VALUE         CORE
                                          PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                        ------------   ----------   -----------   ------------
ASSETS:
Investments, at cost                     $7,526,180    $2,458,203   $10,505,990    $1,115,962
                                         ----------    ----------   -----------    ----------
Investments, at value                     8,417,415     2,633,139    11,639,347     1,130,437
Repurchase agreements, at value             115,036            --       155,692        32,991
                                         ----------    ----------   -----------    ----------
   Total investments, at value            8,532,451     2,633,139    11,795,039     1,163,428
Cash                                            523            --            --            --
Receivables:
   Capital shares sold                           --            --            --            11
   Investment advisor                            --         1,915            --         2,282
   Dividends and interest                    12,722         3,752        23,663         1,870
   Investments sold                          23,471        85,499            --            --
                                         ----------    ----------   -----------    ----------
Total assets                              8,569,167     2,724,305    11,818,702     1,167,591
                                         ----------    ----------   -----------    ----------
LIABILITIES:
Payables:
   Administrative fees                        3,623         1,515         4,332           720
   Capital shares redeemed                   88,236        25,890        40,005         3,062
   Investment advisor                         2,072            --         3,958            --
   Investments purchased                     42,918         9,481            --            --
   Transfer agent fees                          600           600           452           600
   Trustees' fees                                93            23           124            19
   Bank overdraft                                --        33,116            --            --
Accrued expenses                             18,017        16,008        18,633        15,989
                                         ----------    ----------   -----------    ----------
Total liabilities                           155,559        86,633        67,504        20,390
                                         ----------    ----------   -----------    ----------
NET ASSETS                               $8,413,608    $2,637,672   $11,751,198    $1,147,201
                                         ==========    ==========   ===========    ==========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
   (unlimited shares authorized)         $      623    $      260   $       966    $       99
Paid-in capital                           5,213,791     2,034,836     8,049,184       999,973
Accumulated undistributed
   investment income (loss)--net            143,033        59,127       276,205        28,955
Accumulated realized capital
   gain (loss) on investments--net        2,049,890       368,513     2,135,794        70,708
Unrealized appreciation
   (depreciation) on investments--net     1,006,271       174,936     1,289,049        47,466
                                         ----------    ----------   -----------    ----------
NET ASSETS                               $8,413,608    $2,637,672   $11,751,198    $1,147,201
                                         ==========    ==========   ===========    ==========
SHARES OUTSTANDING                          622,977       259,810       965,888        99,293
                                         ==========    ==========   ===========    ==========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NET
   ASSETS / SHARES OUTSTANDING)          $    13.51    $    10.15   $     12.17    $    11.55
                                         ==========    ==========   ===========    ==========

See Notes to Financial Statements.

                                                              ROSZEL/
                                             ROSZEL/          LOOMIS       ROSZEL/       ROSZEL/
                                        ALLIANCEBERNSTEIN     SAYLES     RITTENHOUSE     MARSICO
                                            LARGE CAP        LARGE CAP    LARGE CAP       LARGE
                                              CORE            GROWTH        GROWTH     CAP GROWTH
                                            PORTFOLIO        PORTFOLIO    PORTFOLIO     PORTFOLIO
                                        -----------------   ----------   -----------   ----------
ASSETS:
Investments, at cost                        $1,658,309      $1,531,415    $6,139,198   $4,787,104
                                            ----------      ----------    ----------   ----------
Investments, at value                        1,655,808       1,459,281     6,230,493    4,237,517
Repurchase agreements, at value                 11,982          57,012            --      831,255
                                            ----------      ----------    ----------   ----------
   Total investments, at value               1,667,790       1,516,293     6,230,493    5,068,772
Receivables:
   Capital shares sold                          12,831           2,407       455,692          707
   Dividends and interest                        1,575           1,012         4,246        3,738
   Investment advisor                            2,388           3,160            --          906
   Investments sold                                 --              --       389,698       84,895
   Prepaid insurance                                --              --            --            1
                                            ----------      ----------    ----------   ----------
Total assets                                 1,684,584       1,522,872     7,080,129    5,159,019
                                            ----------      ----------    ----------   ----------
LIABILITIES:
Payables:
   Administrative fees                           1,285             711         3,475        1,701
   Capital shares redeemed                          --          31,135            --      359,818
   Investment advisor                               --              --           769           --
   Investments purchased                            --           5,556            --      136,162
   Transfer agent fees                             600             549           545          600
   Trustees' fees                                   21              10           102           19
   Bank overdraft                                   --              --       160,330           --
Accrued expenses                                14,898          13,128        17,516       14,853
                                            ----------      ----------    ----------   ----------
Total liabilities                               16,804          51,089       182,737      513,153
                                            ----------      ----------    ----------   ----------
NET ASSETS                                  $1,667,780      $1,471,783    $6,897,392   $4,645,866
                                            ==========      ==========    ==========   ==========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
   (unlimited shares authorized)            $      156      $      137    $      664   $      419
Paid-in capital                              1,307,395       1,302,894     5,776,416    4,116,100
Accumulated undistributed investment
   income (loss)--net                           11,798           1,077        32,785       (2,721)
Accumulated realized capital gain
   (loss) on investments--net                  338,950         182,797       996,232      250,400
Unrealized appreciation
   (depreciation) on investments--net            9,481         (15,122)       91,295      281,668
                                            ----------      ----------    ----------   ----------
NET ASSETS                                  $1,667,780      $1,471,783    $6,897,392   $4,645,866
                                            ==========      ==========    ==========   ==========
SHARES OUTSTANDING                             155,816         137,246       663,596      419,148
                                            ==========      ==========    ==========   ==========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NET
   ASSETS / SHARES OUTSTANDING)             $    10.70      $    10.72    $    10.39   $    11.08
                                            ==========      ==========    ==========   ==========

See Notes to Financial Statements.

                                         ROSZEL/KAYNE
                                           ANDERSON                                   ROSZEL/
                                            RUDNICK        ROSZEL/     ROSZEL/NWQ    DELAWARE
                                        SMALL-MID CAP   FRANKLIN MID    SMALL CAP    SMALL-MID
                                            VALUE        CAP GROWTH       VALUE     CAP GROWTH
                                          PORTFOLIO       PORTFOLIO     PORTFOLIO    PORTFOLIO
                                        -------------   ------------   ----------   ----------
ASSETS:
Investments, at cost                      $2,412,521     $2,188,643    $4,865,212   $2,677,127
                                          ----------     ----------    ----------   ----------
Investments, at value                      2,507,581      2,202,221     5,749,832    3,051,097
Repurchase agreements, at value                  749         73,774       310,654      100,309
                                          ----------     ----------    ----------   ----------
   Total investments, at value             2,508,330      2,275,995     6,060,486    3,151,406
Receivables:
   Capital shares sold                        32,326         12,275            --          345
   Dividends and interest                      4,300            768        10,199          751
   Investment advisor                          1,436          1,970            --        1,259
   Investments sold                           36,846         64,637            --           --
                                          ----------     ----------    ----------   ----------
Total assets                               2,583,238      2,355,645     6,070,685    3,153,761
                                          ----------     ----------    ----------   ----------
LIABILITIES:
Payables:
   Administrative fees                         1,553          1,453         2,036        1,516
   Capital shares redeemed                        --             --       136,257       11,919
   Investment advisor                             --             --           912           --
   Investments purchased                          --         14,845            --           --
   Transfer agent fees                           600            600           600          600
   Trustees' fees                                 30             29            41           29
Accrued expenses                              15,250         15,088        16,400       16,081
                                          ----------     ----------    ----------   ----------
Total liabilities                             17,433         32,015       156,246       30,145
                                          ----------     ----------    ----------   ----------
NET ASSETS                                $2,565,805     $2,323,630    $5,914,439   $3,123,616
                                          ==========     ==========    ==========   ==========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
   (unlimited shares authorized)          $      264     $      193    $      398   $      250
Paid-in capital                            1,685,442      1,458,071     2,746,417    1,985,916
Accumulated undistributed investment
   income (loss)--net                         50,013         (5,006)       33,207      (12,814)
Accumulated realized capital gain
   (loss) on investments--net                734,277        783,020     1,939,143      675,985
Unrealized appreciation
   (depreciation) on investments--net         95,809         87,352     1,195,274      474,279
                                          ----------     ----------    ----------   ----------
NET ASSETS                                $2,565,805     $2,323,630    $5,914,439   $3,123,616
                                          ==========     ==========    ==========   ==========
SHARES OUTSTANDING                           264,156        193,158       398,313      250,029
                                          ==========     ==========    ==========   ==========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NET
   ASSETS / SHARES OUTSTANDING)           $     9.71     $    12.03    $    14.85   $    12.49
                                          ==========     ==========    ==========   ==========

See Notes to Financial Statements.

                                                                        ROSZEL/LORD
                                           ROSZEL/         ROSZEL/         ABBETT
                                            LAZARD      WILLIAM BLAIR    GOVERNMENT    ROSZEL/MLIM
                                        INTERNATIONAL   INTERNATIONAL    SECURITIES   FIXED-INCOME
                                          PORTFOLIO       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                        -------------   -------------   -----------   ------------
ASSETS:
Investments, at cost                      $4,335,355      $2,933,763    $ 9,368,579    $11,693,528
                                          ----------      ----------    -----------    -----------
Investments, at value                      5,092,204       3,567,461      9,001,245     11,039,066
Repurchase agreements, at value              186,155         157,800        262,989        102,562
                                          ----------      ----------    -----------    -----------
   Total investments, at value             5,278,359       3,725,261      9,264,234     11,141,628
Cash                                             470             246             --             --
Receivables:
   Capital shares sold                            --             237         93,985         63,310
   Dividends and interest                     17,929           7,789         47,771        106,557
   Investment advisor                             --             674             --             --
   Investments sold                               --              --      1,567,589             --
Prepaid insurance                                 --               1             --             --
                                          ----------      ----------    -----------    -----------
Total assets                               5,296,758       3,734,208     10,973,579     11,311,495
                                          ----------      ----------    -----------    -----------
LIABILITIES:
Payables:
   Administrative fees                         1,805           1,491          3,597          4,470
   Capital shares redeemed                    69,200          11,424            213          1,728
   Investment advisor                            341              --            231          2,142
   Investments purchased                          --              --      2,966,781             --
   Transfer agent fees                           600             600            600            561
   Trustees' fees                                 26              12             93            131
Accrued expenses                              16,329          17,530         21,552         19,388
                                          ----------      ----------    -----------    -----------
Total liabilities                             88,301          31,057      2,993,067         28,420
                                          ----------      ----------    -----------    -----------
NET ASSETS                                $5,208,457      $3,703,151    $ 7,980,512    $11,283,075
                                          ==========      ==========    ===========    ===========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
   (unlimited shares authorized)          $      362      $      316    $       805    $     1,184
Paid-in capital                            3,351,768       2,783,341      8,422,952     12,117,369
Accumulated undistributed investment
   income (loss)--net                        137,575          22,828         34,539         58,046
Accumulated realized capital gain
   (loss) on investments--net                775,748         105,168       (373,439)      (341,624)
Unrealized appreciation
   (depreciation) on investments--net        943,004         791,498       (104,345)      (551,900)
                                          ----------      ----------    -----------    -----------
NET ASSETS                                $5,208,457      $3,703,151    $ 7,980,512    $11,283,075
                                          ==========      ==========    ===========    ===========
SHARES OUTSTANDING                           361,970         315,785        805,348      1,184,333
                                          ==========      ==========    ===========    ===========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NET
   ASSETS / SHARES OUTSTANDING)           $    14.39      $    11.73    $      9.91    $      9.53
                                          ==========      ==========    ===========    ===========

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                              ROSZEL/
                                                    ROSZEL/LORD                                FAYEZ
                                                      ABBETT      ROSZEL/BKF   ROSZEL/MLIM    SAROFIM
                                                     LARGE CAP     LARGE CAP    RELATIVE     LARGE CAP
                                                       VALUE         VALUE       VALUE         CORE
                                                     PORTFOLIO    PORTFOLIO     PORTFOLIO    PORTFOLIO
                                                    -----------   ----------   -----------   ---------
INVESTMENT INCOME:
   Dividends                                         $ 97,113      $ 36,352    $ 154,747     $ 15,281
   Interest                                             3,251           494        2,494          814
   Less: Foreign taxes withheld                          (106)           --           --          (22)
                                                     --------      --------    ---------     --------
Total income                                          100,258        36,846      157,241       16,073
                                                     --------      --------    ---------     --------
EXPENSES:
Investment advisory fees                               36,155        11,941       49,792        5,081
Administrative services                                15,612         7,170       18,188        3,461
Professional fees                                      10,138         9,584       10,798        9,456
Custodian fees                                          4,052         4,239        2,710        2,821
Transfer agent fees                                     3,720         3,720        3,720        3,720
Printing and shareholder reports                        1,004           354        1,472          166
Trustees' fees and expenses                               510           177          734           85
Other                                                     726           484          864          433
                                                     --------      --------    ---------     --------
   Total expenses before expense  reductions           71,917        37,669       88,278       25,223
                                                     --------      --------    ---------     --------
   Less: Advisory fee waivers and reimbursements,
      if any                                          (22,189)      (21,246)     (19,796)     (18,235)
   Less: Reductions from commission recapture
      agreements, if any                                 (485)         (472)          --           --
                                                     --------      --------    ---------     --------
Net expenses                                           49,243        15,951       68,482        6,988
                                                     --------      --------    ---------     --------
Net investment income (loss)                           51,015        20,895       88,759        9,085
                                                     --------      --------    ---------     --------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net              515,519       161,681      750,470       17,548
Change in unrealized appreciation (depreciation)
   on investments--net                                (19,683)      (53,442)    (306,257)       4,735
                                                     --------      --------    ---------     --------
Total realized and unrealized gain (loss) on
   investments--net                                   495,836       108,239      444,213       22,283
                                                     --------      --------    ---------     --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   $546,851      $129,134    $ 532,972     $ 31,368
                                                     ========      ========    =========     ========

See Notes to Financial Statements.

                                                                         ROSZEL/
                                                         ROSZEL/          LOOMIS      ROSZEL/      ROSZEL/
                                                    ALLIANCEBERNSTEIN     SAYLES    RITTENHOUSE    MARSICO
                                                       LARGE CAP        LARGE CAP    LARGE CAP    LARGE CAP
                                                          CORE           GROWTH        GROWTH       GROWTH
                                                        PORTFOLIO       PORTFOLIO    PORTFOLIO    PORTFOLIO
                                                    -----------------   ---------   -----------   ---------
INVESTMENT INCOME:
   Dividends                                            $  18,814       $   8,955    $  47,569    $ 17,038
   Interest                                                 1,120           1,051        4,736       4,666
   Less: Foreign taxes withheld                                --              --           --          --
                                                        ---------       ---------    ---------    --------
Total income                                               19,934          10,006       52,305      21,704
                                                        ---------       ---------    ---------    --------
EXPENSES:
Investment advisory fees                                    7,593           5,940       31,266      17,117
Administrative services                                     6,373           3,550       14,800       8,108
Professional fees                                           9,470           9,416       10,090       9,714
Custodian fees                                              2,756           6,347        2,251       5,190
Transfer agent fees                                         3,720           3,720        3,720       3,720
Printing and shareholder reports                              203             165          943         517
Trustees' fees and expenses                                   108              87          469         243
Other                                                         453             413          717         493
                                                        ---------       ---------    ---------    --------
   Total expenses before expense reductions                30,676          29,638       64,256      45,102
                                                        ---------       ---------    ---------    --------
   Less: Advisory fee waivers and reimbursements,
      if any                                              (20,237)        (21,475)     (21,270)    (21,568)

   Less: Reductions from commission recapture
      agreements, if any                                     (174)           (184)          --         (59)
                                                        ---------       ---------    ---------    --------
Net expenses                                               10,265           7,979       42,986      23,475
                                                        ---------       ---------    ---------    --------
Net investment income (loss)                                9,669           2,027        9,319      (1,771)
                                                        ---------       ---------    ---------    --------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net                  100,556           3,843      343,845      40,290
Change in unrealized appreciation
   (depreciation) on investments--net                    (180,149)       (154,009)    (514,182)    (92,369)
                                                        ---------       ---------    ---------    --------
Total realized and unrealized gain (loss) on
   investments--net                                       (79,593)       (150,166)    (170,337)    (52,079)
                                                        ---------       ---------    ---------    --------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING
   FROM OPERATIONS                                      $ (69,924)      $(148,139)   $(161,018)   $(53,850)
                                                        =========       =========    =========    ========


See Notes to Financial Statements.

                                            ROSZEL/KAYNE                             ROSZEL/
                                              ANDERSON      ROSZEL/     ROSZEL/     DELAWARE
                                               RUDNICK      FRANKLIN      NWQ        SMALL-
                                              SMALL-MID     MID CAP    SMALL CAP    MID CAP
                                              CAP VALUE      GROWTH      VALUE       GROWTH
                                              PORTFOLIO    PORTFOLIO   PORTFOLIO   PORTFOLIO
                                            ------------   ---------   ---------   ---------
INVESTMENT INCOME:
   Dividends                                  $ 35,268     $   8,075    $ 41,470   $   4,927
   Interest                                        959         1,811       4,663       1,990
                                              --------     ---------    --------   ---------
Total income                                    36,227         9,886      46,133       6,917
                                              --------     ---------    --------   ---------
EXPENSES:
Investment advisory fees                        11,802        10,141      26,107      14,313
Administrative services                          7,160         6,851       9,457       7,460
Professional fees                                9,578         9,542       9,875       9,632
Custodian fees                                   1,694         2,598       2,396       2,382
Transfer agent fees                              3,720         3,720       3,720       3,720
Printing and shareholder reports                   363           305         694         414
Trustees' fees and expenses                        170           150         351         199
Other                                              484           466         583         498
                                              --------     ---------    --------   ---------
   Total expenses before expense
      reductions                                34,971        33,773      53,183      38,618
                                              --------     ---------    --------   ---------
   Less: Advisory fee waivers and
      reimbursements, if any                   (18,742)      (19,829)    (17,838)    (19,251)
   Less: Reductions from commission
      recapture agreements, if any                (955)           --        (897)       (586)
                                              --------     ---------    --------   ---------
   Net expenses                                 15,274        13,944      34,448      18,781
                                              --------     ---------    --------   ---------
Net investment income (loss)                    20,953        (4,058)     11,685     (11,864)
                                              --------     ---------    --------   ---------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net        60,407       222,773     685,715     423,478
Change in unrealized appreciation
   (depreciation) on investments--net          (75,230)     (205,273)    129,826    (300,850)
                                              --------     ---------    --------   ---------
Total realized and unrealized gain (loss)
   on investments--net                         (14,823)       17,500     815,541     122,628
                                              --------     ---------    --------   ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  $  6,130     $  13,442    $827,226   $ 110,764
                                              ========     =========    ========   =========

See Notes to Financial Statements.

                                                               ROSZEL/      ROSZEL/LORD
                                               ROSZEL/         WILLIAM         ABBETT      ROSZEL/MLIM
                                               LAZARD           BLAIR        GOVERNMENT      FIXED-
                                            INTERNATIONAL   INTERNATIONAL    SECURITIES      INCOME
                                              PORTFOLIO       PORTFOLIO      PORTFOLIO     PORTFOLIO
                                            -------------   -------------   -----------   -----------
INVESTMENT INCOME:
   Dividends                                  $ 89,959        $ 41,817       $      --      $      --
   Interest                                      3,652           5,410         220,463        296,824
   Less: Foreign taxes withheld                 (1,141)           (166)             --             --
                                              --------        --------       ---------      ---------
Total income                                    92,470          47,061         220,463        296,824
                                              --------        --------       ---------      ---------
EXPENSES:
Investment advisory fees                        22,235          15,991          26,848         38,744
Administrative services                          8,782           7,656          15,163         17,892
Professional fees                               10,438          10,279          10,788         11,390
Custodian fees                                   2,223           4,056           8,820          3,142
Transfer agent fees                              3,720           3,720           3,720          3,720
Printing and shareholder reports                   599             388             999          1,438
Trustees' fees and expenses                        298             210             499            713
Other                                              542             476             714            871
                                              --------        --------       ---------      ---------
   Total expenses before expense
      reductions                                48,837          42,776          67,551         77,910
                                              --------        --------       ---------      ---------
   Less: Advisory fee waivers and
      reimbursements, if any                   (18,742)        (21,137)        (28,320)       (21,294)
                                              --------        --------       ---------      ---------
   Net expenses                                 30,095          21,639          39,231         56,616
                                              --------        --------       ---------      ---------
Net investment income (loss)                    62,375          25,422         181,232        240,208
                                              --------        --------       ---------      ---------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net       350,258          56,540        (165,571)       (82,971)
Change in unrealized appreciation
   (depreciation) on investments--net           28,808         129,354        (101,651)      (274,482)
                                              --------        --------       ---------      ---------
Total realized and unrealized gain (loss)
   on investments--net                         379,066         185,894        (267,222)      (357,453)
                                              --------        --------       ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  $441,441        $211,316       $ (85,990)     $(117,245)
                                              ========        ========       =========      =========

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                          ROSZEL/LORD ABBETT               ROSZEL/BKF
                                            LARGE CAP VALUE              LARGE CAP VALUE
                                              PORTFOLIO                     PORTFOLIO
                                      --------------------------   --------------------------
                                       SIX MONTHS                   SIX MONTHS
                                         ENDED                        ENDED
                                        JUNE 30,     YEAR ENDED      JUNE 30,     YEAR ENDED
                                          2006      DECEMBER 31,       2006      DECEMBER 31,
                                      (UNAUDITED)       2005       (UNAUDITED)       2005
                                      -----------   ------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net         $    51,015   $     93,605   $    20,895    $    39,816
Realized gain (loss) on
   investments--net                       515,519      1,540,844       161,681        217,802
Change in unrealized appreciation
   (depreciation) on
   investments--net                       (19,683)    (1,483,275)      (53,442)      (136,402)
                                      -----------   ------------   -----------    -----------
Net increase (decrease) in net
   assets resulting from operations       546,851        151,174       129,134        121,216
                                      -----------   ------------   -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                         --        (95,616)           --        (43,197)
Realized gain--net                             --     (1,119,920)           --       (522,873)
                                      -----------   ------------   -----------    -----------
Total Distributions                            --     (1,215,536)           --       (566,070)
                                      -----------   ------------   -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                               350,340        927,726        38,297        334,272
Shares issued on reinvestment of
   distributions                               --      1,215,536            --        566,070
Shares redeemed                        (1,733,701)    (4,602,221)     (580,414)      (467,587)
                                      -----------   ------------   -----------    -----------
Net increase (decrease) in net
   assets derived from capital
   share transactions                  (1,383,361)    (2,458,959)     (542,117)       432,755
                                      -----------   ------------   -----------    -----------
NET ASSETS:
Total increase (decrease) in net
   assets                                (836,510)    (3,523,321)     (412,983)       (12,099)
Beginning of period                     9,250,118     12,773,439     3,050,655      3,062,754
                                      -----------   ------------   -----------    -----------
End of period                         $ 8,413,608   $  9,250,118   $ 2,637,672    $ 3,050,655
                                      ===========   ============   ===========    ===========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET      $   143,033   $     92,018   $    59,127    $    38,232
                                      ===========   ============   ===========    ===========
SHARE TRANSACTIONS:
Shares sold                                26,253         69,990         3,840         30,193
Shares issued on reinvestment of
   distributions                               --        100,127            --         61,131
Shares redeemed                          (129,328)      (350,372)      (57,945)       (44,818)
                                      -----------   ------------   -----------    -----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                           (103,075)      (180,255)      (54,105)        46,506
                                      ===========   ============   ===========    ===========

See Notes to Financial Statements.

                                              ROSZEL/MLIM                 ROSZEL/FAYEZ
                                            RELATIVE VALUE              SAROFIM LARGE CAP
                                               PORTFOLIO                 CORE PORTFOLIO
                                      --------------------------   --------------------------
                                       SIX MONTHS                   SIX MONTHS
                                         ENDED                        ENDED
                                        JUNE 30,     YEAR ENDED      JUNE 30,     YEAR ENDED
                                          2006      DECEMBER 31,       2006      DECEMBER 31,
                                      (UNAUDITED)       2005       (UNAUDITED)       2005
                                      -----------   ------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net         $    88,759    $   189,042    $    9,085    $    21,453
Realized gain (loss) on
   investments--net                       750,470      1,392,964        17,548         54,035
Change in unrealized appreciation
   (depreciation) on
   investments--net                      (306,257)    (1,288,725)        4,735        (17,752)
                                      -----------    -----------    ----------    -----------
Net increase (decrease) in net
   assets resulting from operations       532,972        293,281        31,368         57,736
                                      -----------    -----------    ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                         --       (238,724)           --         (5,955)
Realized gain--net                             --     (1,652,595)           --       (105,713)
                                      -----------    -----------    ----------    -----------
Total Distributions                            --     (1,891,319)           --       (111,668)
                                      -----------    -----------    ----------    -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                               120,675      1,550,151        69,400      1,512,459
Shares issued on reinvestment of
   distributions                               --      1,891,319            --        111,668
Shares redeemed                        (2,034,168)    (4,008,444)     (468,460)    (1,086,751)
                                      -----------    -----------    ----------    -----------
Net increase (decrease) in net
   assets derived from capital
   share transactions                  (1,913,493)      (566,974)     (399,060)       537,376
                                      -----------    -----------    ----------    -----------
NET ASSETS:
Total increase (decrease) in net
   assets                              (1,380,521)    (2,165,012)     (367,692)       483,444
Beginning of period                    13,131,719     15,296,731     1,514,893      1,031,449
                                      -----------    -----------    ----------    -----------
End of period                         $11,751,198    $13,131,719    $1,147,201    $ 1,514,893
                                      ===========    ===========    ==========    ===========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET      $   276,205    $   187,446    $   28,955    $    19,870
                                      ===========    ===========    ==========    ===========
SHARE TRANSACTIONS:
Shares sold                                10,185        126,556         6,031        130,276
Shares issued on reinvestment of
   distributions                               --        168,267            --         10,133
Shares redeemed                          (167,405)      (325,370)      (40,667)       (94,858)
                                      -----------    -----------    ----------    -----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                           (157,220)       (30,547)      (34,636)        45,551
                                      ===========    ===========    ==========    ===========

See Notes to Financial Statements.

                                         ROSZEL/ALLIANCEBERNSTEIN       ROSZEL/LOOMIS SAYLES
                                                LARGE CAP                     LARGE CAP
                                              CORE PORTFOLIO              GROWTH PORTFOLIO
                                        --------------------------   --------------------------
                                         SIX MONTHS                   SIX MONTHS
                                           ENDED                        ENDED
                                          JUNE 30,     YEAR ENDED      JUNE 30,     YEAR ENDED
                                            2006      DECEMBER 31,       2006      DECEMBER 31,
                                        (UNAUDITED)       2005       (UNAUDITED)       2005
                                        -----------   ------------   -----------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net            $    9,669    $     3,711    $    2,027    $   (4,885)
Realized gain (loss) on
   investments--net                         100,556        243,572         3,843       186,184
Change in unrealized appreciation
   (depreciation) on investments--net      (180,149)      (104,191)     (154,009)      (67,443)
                                         ----------    -----------    ----------    ----------
Net increase (decrease) in net assets
   resulting from operations                (69,924)       143,092      (148,139)      113,856
                                         ----------    -----------    ----------    ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                           --        (10,954)           --        (1,074)
Realized gain--net                               --       (204,104)           --       (98,518)
                                         ----------    -----------    ----------    ----------
Total Distributions                              --       (215,058)           --       (99,592)
                                         ----------    -----------    ----------    ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                 341,877        282,770       577,345       466,573
Shares issued on reinvestment of
   distributions                                 --        215,058            --        99,592
Shares redeemed                            (471,465)    (1,040,043)     (300,090)     (751,495)
                                         ----------    -----------    ----------    ----------
Net increase (decrease) in net assets
   derived from capital share
   transactions                            (129,588)      (542,215)      277,255      (185,330)
                                         ----------    -----------    ----------    ----------
NET ASSETS:
Total increase (decrease) in net
   assets                                  (199,512)      (614,181)      129,116      (171,066)
Beginning of period                       1,867,292      2,481,473     1,342,667     1,513,733
                                         ----------    -----------    ----------    ----------
End of period                            $1,667,780    $ 1,867,292    $1,471,783    $1,342,667
                                         ==========    ===========    ==========    ==========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET         $   11,798    $     2,129    $    1,077    $     (950)
                                         ==========    ===========    ==========    ==========
SHARE TRANSACTIONS:
Shares sold                                  29,851         26,114        49,496        40,267
Shares issued on reinvestment of
   distributions                                 --         21,767            --         9,351
Shares redeemed                             (42,866)       (99,184)      (25,361)      (65,155)
                                         ----------    -----------    ----------    ----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                              (13,015)       (51,303)       24,135       (15,537)
                                         ==========    ===========    ==========    ==========

See Notes to Financial Statements.

                                            ROSZEL/RITTENHOUSE             ROSZEL/MARSICO
                                             LARGE CAP GROWTH             LARGE CAP GROWTH
                                                PORTFOLIO                     PORTFOLIO
                                        --------------------------   --------------------------
                                         SIX MONTHS                   SIX MONTHS
                                           ENDED                        ENDED
                                          JUNE 30,     YEAR ENDED      JUNE 30,     YEAR ENDED
                                            2006      DECEMBER 31,       2006      DECEMBER 31,
                                        (UNAUDITED)       2005       (UNAUDITED)       2005
                                        -----------   ------------   -----------   ------------

INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net           $     9,319    $    25,049   $    (1,771)  $    (3,683)
Realized gain (loss) on
   investments--net                         343,845        654,895        40,290       214,429
Change in unrealized appreciation
   (depreciation) on
   investments--net                        (514,182)      (645,386)      (92,369)      (95,724)
                                        -----------    -----------   -----------   -----------
Net increase (decrease) in net
   assets resulting from operations        (161,018)        34,558       (53,850)      115,022
                                        -----------    -----------   -----------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                           --        (51,327)           --        (2,561)
Realized gain--net                               --       (538,569)           --      (213,238)
                                        -----------    -----------   -----------   -----------
Total Distributions                              --       (589,896)           --      (215,799)
                                        -----------    -----------   -----------   -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                 718,667      1,533,212     1,687,865     1,612,768
Shares issued on reinvestment of
   distributions                                 --        589,896            --       215,799
Shares redeemed                          (2,421,305)    (3,706,900)   (1,020,940)   (1,864,986)
                                        -----------    -----------   -----------   -----------
Net increase (decrease) in net
   assets derived from capital share
   transactions                          (1,702,638)    (1,583,792)      666,925       (36,419)
                                        -----------    -----------   -----------   -----------
NET ASSETS:
Total increase (decrease) in net
   assets                                (1,863,656)    (2,139,130)      613,075      (137,196)
Beginning of period                       8,761,048     10,900,178     4,032,791     4,169,987
                                        -----------    -----------   -----------   -----------
End of period                           $ 6,897,392    $ 8,761,048   $ 4,645,866   $ 4,032,791
                                        ===========    ===========   ===========   ===========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET        $    32,785    $    23,466   $    (2,721)  $      (950)
                                        ===========    ===========   ===========   ===========
SHARE TRANSACTIONS:
Shares sold                                  68,047        144,184       148,711       150,513
Shares issued on reinvestment of
   distributions                                 --         57,551            --        20,911
Shares redeemed                            (226,522)      (343,655)      (90,395)     (172,004)
                                        -----------    -----------   -----------   -----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                             (158,475)      (141,920)       58,316          (580)
                                        ===========    ===========   ===========   ===========

See Notes to Financial Statements.

                                                    ROSZEL/KAYNE
                                                  ANDERSON RUDNICK               ROSZEL/FRANKLIN
                                                SMALL-MID CAP VALUE               MID CAP GROWTH
                                                     PORTFOLIO                      PORTFOLIO
                                            ----------------------------   ----------------------------
                                              SIX MONTHS                     SIX MONTHS
                                                ENDED        YEAR ENDED         ENDED       YEAR ENDED
                                            JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                             (UNAUDITED)        2005        (UNAUDITED)        2005
                                            -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                $   20,953      $    30,642    $   (4,058)     $   (8,409)
Realized gain (loss) on investments--net         60,407          673,873       222,773         569,290
Change in unrealized appreciation
   (depreciation) on investments--net           (75,230)        (710,353)     (205,273)       (236,896)
                                             ----------      -----------    ----------      ----------
Net increase (decrease) in net assets
   resulting from operations                      6,130           (5,838)       13,442         323,985
                                             ----------      -----------    ----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Realized gain--net                                   --         (547,862)           --         (90,469)
                                             ----------      -----------    ----------      ----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                     106,782          401,984       156,481         272,811
Shares issued on reinvestment of
   distributions                                     --          547,862            --          90,469
Shares redeemed                                (724,543)      (1,340,020)     (509,478)     (1,259,771)
                                             ----------      -----------    ----------      ----------
Net increase (decrease) in net assets
   derived from capital share
    transactions                               (617,761)        (390,174)     (352,997)       (896,491)
                                             ----------      -----------    ----------      ----------
NET ASSETS:
Total increase (decrease) in net assets        (611,631)        (943,874)     (339,555)       (662,975)
Beginning of period                           3,177,436        4,121,310     2,663,185       3,326,160
                                             ----------      -----------    ----------      ----------
End of period                                $2,565,805      $ 3,177,436    $2,323,630      $2,663,185
                                             ==========      ===========    ==========      ==========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET             $   50,013      $    29,060    $   (5,006)     $     (948)
                                             ==========      ===========    ==========      ==========
SHARE TRANSACTIONS:
Shares sold                                      10,708           39,772        12,579          23,743
Shares issued on reinvestment of
   distributions                                     --           59,745            --           8,385
Shares redeemed                                 (73,718)        (128,579)      (41,217)       (112,316)
                                             ----------      -----------    ----------      ----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                                  (63,010)         (29,062)      (28,638)        (80,188)
                                             ==========      ===========    ==========      ==========

See Notes to Financial Statements.

                                                      ROSZEL/NWQ             ROSZEL/DELAWARE SMALL-MID
                                              SMALL CAP VALUE PORTFOLIO        CAP GROWTH PORTFOLIO
                                            ----------------------------   ----------------------------
                                              SIX MONTHS                     SIX MONTHS
                                                ENDED        YEAR ENDED         ENDED       YEAR ENDED
                                            JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                             (UNAUDITED)        2005        (UNAUDITED)        2005
                                            -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                $    11,685    $    23,108     $  (11,864)    $   (22,456)
Realized gain (loss) on investments--net         685,715      1,259,123        423,478         287,476
Change in unrealized appreciation
   (depreciation) on investments--net            129,826       (632,432)      (300,850)         (5,179)
                                             -----------    -----------     ----------     -----------
Net increase (decrease) in net assets
   resulting from operations                     827,226        649,799        110,764         259,841
                                             -----------    -----------     ----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                                --         (8,487)            --              --
Realized gain--net                                    --     (1,009,010)            --        (123,686)
                                             -----------    -----------     ----------     -----------
Total Distributions                                   --     (1,017,497)            --        (123,686)
                                             -----------    -----------     ----------     -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                      395,546        708,382        233,993         834,965
Shares issued on reinvestment of
   distributions                                      --      1,017,497             --         123,686
Shares redeemed                               (1,200,192)    (1,653,299)      (693,851)     (1,097,178)
                                             -----------    -----------     ----------     -----------
Net increase (decrease) in net assets
   derived from capital share
   transactions                                 (804,646)        72,580       (459,858)       (138,527)
                                             -----------    -----------     ----------     -----------
NET ASSETS:
Total increase (decrease) in net assets           22,580       (295,118)      (349,094)         (2,372)
Beginning of period                            5,891,859      6,186,977      3,472,710       3,475,082
                                             -----------    -----------     ----------     -----------
End of period                                $ 5,914,439    $ 5,891,859     $3,123,616     $ 3,472,710
                                             ===========    ===========     ==========     ===========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET             $    33,207    $    21,522     $  (12,814)    $      (950)
                                             ===========    ===========     ==========     ===========
SHARE TRANSACTIONS:
Shares sold                                       27,494         51,973         17,416          75,663
Shares issued on reinvestment of
   distributions                                      --         89,647             --          11,603
Shares redeemed                                  (83,154)      (129,313)       (53,537)        (98,025)
                                             -----------    -----------     ----------     -----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                                   (55,660)        12,307        (36,121)        (10,759)
                                             ===========    ===========     ==========     ===========

See Notes to Financial Statements.

                                              ROSZEL/LAZARD                 ROSZEL/WILLIAM
                                              INTERNATIONAL               BLAIR INTERNATIONAL
                                                PORTFOLIO                      PORTFOLIO
                                      ----------------------------   ----------------------------
                                        SIX MONTHS                     SIX MONTHS
                                          ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                      JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                       (UNAUDITED)        2005        (UNAUDITED)        2005
                                      -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net           $   62,375    $    76,784      $   25,422    $    14,173
Realized gain (loss) on
   investments--net                        350,258        440,297          56,540         59,066
Change in unrealized appreciation
   (depreciation) on
   investments--net                         28,808       (115,538)        129,354        419,657
                                        ----------    -----------      ----------    -----------
Net increase (decrease) in net
   assets resulting from operations        441,441        401,543         211,316        492,896
                                        ----------    -----------      ----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                          --        (59,814)             --        (71,412)
Realized gain--net                              --       (332,453)             --       (689,533)
                                        ----------    -----------      ----------    -----------
Total Distributions                             --       (392,267)             --       (760,945)
                                        ----------    -----------      ----------    -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                525,467      1,381,399         707,802      1,194,732
Shares issued on reinvestment of
   distributions                                --        392,267              --        760,945
Shares redeemed                           (825,338)    (1,543,231)       (465,606)    (1,430,766)
                                        ----------    -----------      ----------    -----------
Net increase (decrease) in net
   assets derived from capital
   share transactions                     (299,871)       230,435         242,196        524,911
                                        ----------    -----------      ----------    -----------
NET ASSETS:
Total increase (decrease) in net
   assets                                  141,570        239,711         453,512        256,862
Beginning of period                      5,066,887      4,827,176       3,249,639      2,992,777
                                        ----------    -----------      ----------    -----------
End of period                           $5,208,457    $ 5,066,887      $3,703,151    $ 3,249,639
                                        ==========    ===========      ==========    ===========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET        $  137,575    $    75,200      $   22,828    $    (2,594)
                                        ==========    ===========      ==========    ===========
SHARE TRANSACTIONS:
Shares sold                                 37,123        105,884          59,838        103,672
Shares issued on reinvestment of
   distributions                                --         32,553              --         81,559
Shares redeemed                            (58,439)      (119,573)        (40,222)      (131,544)
                                        ----------    -----------      ----------    -----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                             (21,316)        18,864          19,616         53,687
                                        ==========    ===========      ==========    ===========

See Notes to Financial Statements.

                                               ROSZEL/LORD                    ROSZEL/MLIM
                                            ABBETT GOVERNMENT                FIXED-INCOME
                                          SECURITIES PORTFOLIO                 PORTFOLIO
                                      ----------------------------   ----------------------------
                                        SIX MONTHS                     SIX MONTHS
                                          ENDED        YEAR ENDED        ENDED        YEAR ENDED
                                      JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                       (UNAUDITED)        2005        (UNAUDITED)        2005
                                      -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net          $   181,232     $   363,964    $   240,208     $   451,710
Realized gain (loss) on
investments--net                          (165,571)        (53,286)       (82,971)        (27,063)
Change in unrealized appreciation
   (depreciation) on
   investments--net                       (101,651)       (101,562)      (274,482)       (294,002)
                                       -----------     -----------    -----------     -----------
Net increase (decrease) in net
   assets resulting from
   operations                              (85,990)        209,116       (117,245)        130,645
                                       -----------     -----------    -----------     -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income--net                    (186,752)       (371,206)      (226,703)       (508,269)
                                       -----------     -----------    -----------     -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                744,970       1,112,601        387,344       1,012,106
Shares issued on reinvestment of
   distributions                           186,752         371,206        226,703         508,266
Shares redeemed                         (1,634,258)     (2,610,565)    (2,273,135)     (3,425,587)
                                       -----------     -----------    -----------     -----------
Net increase (decrease) in net
   assets derived from capital
   share transactions                     (702,536)     (1,126,758)    (1,659,088)     (1,905,215)
                                       -----------     -----------    -----------     -----------
NET ASSETS:
Total increase (decrease) in net
   assets                                 (975,278)     (1,288,848)    (2,003,036)     (2,282,839)
Beginning of period                      8,955,790      10,244,638     13,286,111      15,568,950
                                       -----------     -----------    -----------     -----------
End of period                          $ 7,980,512     $ 8,955,790    $11,283,075     $13,286,111
                                       ===========     ===========    ===========     ===========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET       $    34,539     $    40,059    $    58,046     $    44,541
                                       ===========     ===========    ===========     ===========
SHARE TRANSACTIONS:
Shares sold                                 73,909         107,674         40,310         102,257
Shares issued on reinvestment of
   distributions                            18,545          35,955         23,497          51,347
Shares redeemed                           (162,066)       (253,173)      (235,243)       (346,288)
                                       -----------     -----------    -----------     -----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                             (69,612)       (109,544)      (171,436)       (192,684)
                                       ===========     ===========    ===========     ===========

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO
STATEMENT OF CASH FLOWS FOR THE SIX MONTHS ENDED JUNE 30, 2006 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Decrease in net assets resulting from operations            $    (85,993)
   ADJUSTMENTS TO RECONCILE NET DECREASE IN NET ASSETS RESULTING
      FROM OPERATIONS TO NET CASH PROVIDED BY OPERATING
      ACTIVITIES:
      Proceeds from sales and maturities of investments              44,500,131
      Purchases of investments                                      (44,968,289)
      Net decrease in short-term investments                          1,383,856
      Net realized and unrealized loss on investments                   267,225
      Net decrease in receivables related to operations                   8,833
      Net decrease in payables related to operations                    (13,636)
      Net accretion of discounts and premiums                             1,876
                                                                   ------------
   Net cash provided by operating activities                          1,094,003
                                                                   ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Net capital share transactions*                                   (1,005,786)
   Cash distributions paid                                                   --
   Borrowings under reverse repurchase agreements                            --
   Repayment of reverse repurchase agreements                                --
                                                                   ------------
   Net cash used for financing activities                            (1,005,786)
                                                                   ------------
   Net increase in cash                                                  88,217
CASH OVERDRAFT AT BEGINNING OF PERIOD                                   (88,217)
                                                                   ------------
CASH AT END OF PERIOD                                              $         --
                                                                   ============

----------
* NONCASH FINANCING ACTIVITIES NOT INCLUDED HEREIN CONSIST OF REINVESTMENT OF DISTRIBUTIONS OF $186,752.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE PORTFOLIOS SINCE INCEPTION. PER SHARE OPERATING PERFORMANCE REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. TOTAL RETURN REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE PORTFOLIOS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                                             ROSZEL/LORD ABBETT
                                                                          LARGE CAP VALUE PORTFOLIO
                                                          ----------------------------------------------------------
                                                           SIX MONTHS                                     JULY 1,
                                                              ENDED                                       2002* TO
                                                          JUNE 30, 2006     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                           (UNAUDITED)     2005      2004      2003         2002
                                                          -------------   ------   -------   --------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $12.74        $14.09   $ 12.90   $  9.96     $10.00
                                                            ------        ------   -------   -------     ------
Investment income (loss)--net (a)(g)                          0.08          0.11      0.10      0.07       0.04
Realized and unrealized gain (loss) on investments--net       0.69          0.14      1.49      2.91      (0.08)**
                                                            ------        ------   -------   -------     ------
Total from investment operations                              0.77          0.25      1.59      2.98      (0.04)
                                                            ------        ------   -------   -------     ------
Distributions to shareholders from:
   Investment income--net                                       --         (0.13)    (0.06)    (0.02)        --
   Realized gain--net                                           --         (1.47)    (0.34)    (0.02)        --
                                                            ------        ------   -------   -------     ------
Total distributions                                             --         (1.60)    (0.40)    (0.04)        --
                                                            ------        ------   -------   -------     ------
Net asset value, end of period                              $13.51        $12.74   $ 14.09   $ 12.90     $ 9.96
                                                            ======        ======   =======   =======     ======
TOTAL RETURN (b)                                              6.04%(c)      2.26%    12.61%    30.00%     (0.40)%(c)
                                                            ======        ======   =======   =======     ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        1.59%(d)      1.55%     1.49%     1.92%      6.01%(d)
Expenses net of waivers and reimbursements, if any (f)        1.10%(d)      1.10%     1.10%     1.10%      1.10%(d)
Expenses net of all reductions (g)                            1.09%(d)      1.09%     1.10%     1.08%      1.05%(d)
Investment income (loss)--net before  expense
   reductions (e)                                             0.63%(d)      0.41%     0.40%     (0.21)%   (4.13)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                 1.12%(d)      0.86%     0.79%     0.61%      0.78%(d)
Investment income (loss)--net of all reductions (g)           1.13%(d)      0.87%     0.79%     0.63%      0.83%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $8,414        $9,250   $12,773   $11,003     $5,578
                                                            ======        ======   =======   =======     ======
Portfolio turnover rate                                         19%(c)        30%       36%       28%        13%(c)
                                                            ======        ======   =======   =======     ======

                                                                                 ROSZEL/BKF
                                                                          LARGE CAP VALUE PORTFOLIO
                                                          ----------------------------------------------------------
                                                           SIX MONTHS                                     JULY 1,
                                                             ENDED                                        2002* TO
                                                          JUNE 30, 2006     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                           (UNAUDITED)     2005     2004      2003          2002
                                                          -------------   ------   -------   --------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $ 9.72        $11.45   $10.90    $ 8.51     $ 10.00
                                                            ------        ------   ------    ------     -------
Investment income (loss)--net (a)(g)                          0.07          0.13     0.16      0.09        0.12
Realized and unrealized gain (loss) on investments--net       0.36          0.24     1.31      2.39       (1.61)
                                                            ------        ------   ------    ------     -------
Total from investment operations                              0.43          0.37     1.47      2.48       (1.49)
                                                            ------        ------   ------    ------     -------
Distributions to shareholders from:
   Investment income--net                                       --         (0.16)   (0.12)    (0.06)         --
   Realized gain--net                                           --         (1.94)   (0.80)    (0.03)         --
                                                            ------        ------   ------    ------     -------
Total distributions                                             --         (2.10)   (0.92)    (0.09)         --
                                                            ------        ------   ------    ------     -------
Net asset value, end of period                              $10.15        $ 9.72   $11.45    $10.90     $  8.51
                                                            ======        ======   ======    ======     =======
TOTAL RETURN (b)                                              4.42%(c)      4.16%   14.30%    29.26%     (14.90)%(c)
                                                            ======        ======   ======    ======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        2.52%(d)      2.60%    3.01%     3.34%      11.09%(d)
Expenses net of waivers and reimbursements, if any (f)        1.10%(d)      1.10%    1.10%     1.10%       1.10%(d)
Expenses net of all reductions (g)                            1.07%(d)      1.06%    1.04%     1.08%       0.95%(d)
Investment income (loss)--net before  expense
   reductions (e)                                            (0.01)%(d)    (0.24)%  (0.50)%   (1.27)%     (7.38)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                 1.37%(d)      1.26%    1.41%     0.97%       2.61%(d)
Investment income (loss)--net of all reductions (g)           1.40%(d)      1.30%    1.47%     0.99%       2.76%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $2,638        $3,051   $3,063    $3,256     $ 2,300
                                                            ======        ======   ======    ======     =======
Portfolio turnover rate                                         24%(c)        58%      94%       97%         21%(c)
                                                            ======        ======   ======    ======     =======

See Notes to Financial Statements.

                                                                                 ROSZEL/MLIM
                                                                            RELATIVE VALUE PORTFOLIO
                                                          ----------------------------------------------------------
                                                            SIX MONTHS                                    JULY 1,
                                                              ENDED                                       2002* TO
                                                          JUNE 30, 2006   YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                           (UNAUDITED)     2005       2004     2003        2002
                                                          -------------   -------   -------   -------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $ 11.69       $ 13.26   $ 11.91   $  9.44   $10.00
                                                            -------       -------   -------   -------   ------
Investment income (loss)--net (a)(g)                           0.09          0.17      0.18      0.16     0.06
Realized and unrealized gain (loss) on investments--net        0.39          0.05      1.46      2.33    (0.62)**
                                                            -------       -------   -------   -------   ------
Total from investment operations                               0.48          0.22      1.64      2.49    (0.56)
                                                            -------       -------   -------   -------   ------
Distributions to shareholders from:
   Investment income--net                                        --         (0.23)    (0.13)    (0.02)      --
   Realized gain--net                                            --         (1.56)    (0.16)       --       --
                                                            -------       -------   -------   -------   ------
Total distributions                                              --         (1.79)    (0.29)    (0.02)      --
                                                            -------       -------   -------   -------   ------
Net asset value, end of period                              $ 12.17       $ 11.69   $ 13.26   $ 11.91   $ 9.44
                                                            =======       =======   =======   =======   ======
TOTAL RETURN (b)                                               4.11%(c)      2.14%    14.03%    26.41%   (5.60)%(c)
                                                            =======       =======   =======   =======   ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                         1.42%(d)      1.42%     1.38%     1.64%    5.23%(d)
Expenses net of waivers and reimbursements, if any (f)         1.10%(d)      1.10%     1.10%     1.10%    1.10%(d)
Expenses net of all reductions (g)                             1.10%(d)      1.10%     1.10%     1.10%    1.10%(d)
Investment income (loss)--net before
   expense reductions (e)                                      1.11%(d)      1.03%     1.23%     1.01%   (2.84)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                  1.43%(d)      1.35%     1.51%     1.55%    1.29%(d)
Investment income (loss)--net of all reductions (g)            1.43%(d)      1.35%     1.51%     1.55%    1.29%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $11,751       $13,132   $15,297   $15,873   $6,309
                                                            =======       =======   =======   =======   ======
Portfolio turnover rate                                          13%(c)        27%       26%       12%      15%(c)
                                                            =======       =======   =======   =======   ======

                                                                            ROSZEL/FAYEZ SAROFIM
                                                                          LARGE CAP CORE PORTFOLIO
                                                          ----------------------------------------------------------
                                                            SIX MONTHS                                    JULY 1,
                                                              ENDED                                       2002* TO
                                                          JUNE 30, 2006   YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                           (UNAUDITED)      2005      2004      2003        2002
                                                          -------------   -------   -------   -------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $11.31        $11.67    $11.42    $ 9.04    $ 10.00
                                                            ------        ------    ------    ------    -------
Investment income (loss)--net (a)(g)                          0.08          0.15      0.08      0.03       0.02
Realized and unrealized gain (loss) on investments--net       0.16          0.24      0.51      2.40      (0.98)
                                                            ------        ------    ------    ------    -------
Total from investment operations                              0.24          0.39      0.59      2.43      (0.96)
                                                            ------        ------    ------    ------    -------
Distributions to shareholders from:
   Investment income--net                                       --         (0.04)    (0.03)    (0.05)        --
   Realized gain--net                                           --         (0.71)    (0.31)       --         --
                                                            ------        ------    ------    ------    -------
Total distributions                                             --         (0.75)    (0.34)    (0.05)        --
                                                            ------        ------    ------    ------    -------
Net asset value, end of period                              $11.55        $11.31    $11.67    $11.42    $  9.04
                                                            ======        ======    ======    ======    =======
TOTAL RETURN (b)                                              2.12%(c)      3.52%     5.27%    27.00%     (9.60)%(c)
                                                            ======        ======    ======    ======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        3.97%(d)      3.53%     6.36%     9.10%     39.23%(d)
Expenses net of waivers and reimbursements, if any (f)        1.10%(d)      1.10%     1.10%     1.10%      1.10%(d)
Expenses net of all reductions (g)                            1.10%(d)      1.10%     1.10%     1.10%      1.04%(d)
Investment income (loss)--net before  expense
   reductions (e)                                            (1.44)%(d)    (1.14)%   (4.56)%   (7.74)%   (37.85)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                 1.43%(d)      1.29%     0.70%     0.26%      0.28%(d)
Investment income (loss)--net of all reductions (g)           1.43%(d)      1.29%     0.70%     0.26%      0.34%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $1,147        $1,515    $1,031    $1,074    $   531
                                                            ======        ======    ======    ======    =======
Portfolio turnover rate                                          6%(c)        63%      116%       84%        29%(c)
                                                            ======        ======    ======    ======    =======

See Notes to Financial Statements.

                                                                        ROSZEL/ALLIANCEBERNSTEIN
                                                                        LARGE CAP CORE PORTFOLIO
                                                      -----------------------------------------------------------
                                                        SIX MONTHS                                      JULY 1,
                                                          ENDED          YEAR ENDED DECEMBER 31,       2002* TO
                                                      JUNE 30, 2006    --------------------------    DECEMBER 31,
                                                       (UNAUDITED)      2005      2004      2003        2002
                                                      -------------    ------    ------    ------    ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $11.06       $11.27    $11.07    $ 8.88       $ 10.00
                                                          ------       ------    ------    ------       -------
Investment income (loss)--net (a)(g)                        0.06         0.02      0.05      0.04          0.02
Realized and unrealized gain (loss)
   on investments--net                                     (0.42)        0.77      0.36      2.17         (1.14)
                                                          ------       ------    ------    ------       -------
Total from investment operations                           (0.36)        0.79      0.41      2.21         (1.12)
                                                          ------       ------    ------    ------       -------
Distributions to shareholders from:
   Investment income--net                                     --        (0.05)    (0.04)    (0.02)           --
   Realized gain--net                                         --        (0.95)    (0.17)       --            --
                                                          ------       ------    ------    ------       -------
Total distributions                                           --        (1.00)    (0.21)    (0.02)           --
                                                          ------       ------    ------    ------       -------
Net asset value, end of period                            $10.70       $11.06    $11.27    $11.07       $  8.88
                                                          ======       ======    ======    ======       =======
TOTAL RETURN (b)                                           (3.25)%(c)    8.04%     3.81%    24.92%       (11.20)%(c)
                                                          ======       ======    ======    ======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                      3.23%(d)     3.00%     3.09%     3.90%        16.20%(d)
Expenses net of waivers and reimbursements,
   if any (f)                                               1.10%(d)     1.10%     1.10%     1.10%         1.10%(d)
Expenses net of all reductions (g)                          1.08%(d)     1.09%     1.10%     1.10%         1.10%(d)
Investment income (loss)--net before
   expense reductions (e)                                  (1.13)%(d)   (1.74)%   (1.53)%   (2.39)%      (14.72)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                               1.00%(d)     0.16%     0.46%     0.41%         0.38%(d)
Investment income (loss)--net of all reductions (g)         1.02%(d)     0.17%     0.46%     0.41%         0.38%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $1,668       $1,867    $2,481    $2,415       $ 1,611
                                                          ======       ======    ======    ======       =======
Portfolio turnover rate                                       62%(c)       50%       47%       57%           13%(c)
                                                          ======       ======    ======    ======       =======

                                                                           ROSZEL/LOOMIS SAYLES
                                                                        LARGE CAP GROWTH PORTFOLIO
                                                      -----------------------------------------------------------
                                                        SIX MONTHS                                     JULY 1,
                                                          ENDED          YEAR ENDED DECEMBER 31,       2002* TO
                                                      JUNE 30, 2006    --------------------------    DECEMBER 31,
                                                       (UNAUDITED)      2005      2004      2003         2002
                                                      -------------    ------    ------    ------    ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $11.87       $11.77    $11.14    $ 8.91       $ 10.00
                                                          ------       ------    ------    ------       -------
Investment income (loss)--net (a)(g)                        0.02        (0.04)     0.01     (0.01)        (0.01)
Realized and unrealized gain (loss)
   on investments--net                                     (1.17)        1.14      0.93      2.27         (1.08)
                                                          ------       ------    ------    ------       -------
Total from investment operations                           (1.15)        1.10      0.94      2.26         (1.09)
                                                          ------       ------    ------    ------       -------
Distributions to shareholders from:
   Investment income--net                                     --        (0.01)       --     (0.03)          --
   Realized gain--net                                         --        (0.99)    (0.31)       --           --
                                                          ------       ------    ------    ------       -------
Total distributions                                           --        (1.00)    (0.31)    (0.03)          --
                                                          ------       ------    ------    ------       -------
Net asset value, end of period                            $10.72       $11.87    $11.77    $11.14       $  8.91
                                                          ======       ======    ======    ======       =======
TOTAL RETURN (b)                                           (9.69)%(c)   10.29%     8.70%    25.42%       (10.20)%(c)
                                                          ======       ======    ======    ======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                      3.99%(d)     3.96%     4.53%     6.57%        35.23%(d)
Expenses net of waivers and reimbursements,
   if any (f)                                               1.10%(d)     1.10%     1.10%     1.10%         1.10%(d)
Expenses net of all reductions (g)                          1.08%(d)     1.07%     1.06%     1.04%         1.10%(d)
Investment income (loss)--net before
   expense reductions (e)                                  (2.64)%(d)   (3.27)%   (3.35)%   (5.68)%      (34.27)%(d)
Investment income (loss)--net of waivers
   and reimbursements, if any (f)                           0.25%(d)    (0.41)%    0.08%    (0.21)%       (0.14)%(d)
Investment income (loss)--net of all reductions (g)         0.27%(d)    (0.38)%    0.12%    (0.15)%       (0.14)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $1,472       $1,343    $1,514    $1,508       $   546
                                                          ======       ======    ======    ======       =======
Portfolio turnover rate                                      108%(c)      158%      150%      173%           98%(c)
                                                          ======       ======    ======    ======       =======

See Notes to Financial Statements.

                                                                             ROSZEL/RITTENHOUSE
                                                                         LARGE CAP GROWTH PORTFOLIO
                                                      -----------------------------------------------------------
                                                       SIX MONTHS                                       JULY 1,
                                                          ENDED          YEAR ENDED DECEMBER 31,       2002* TO
                                                      JUNE 30, 2006    --------------------------    DECEMBER 31,
                                                       (UNAUDITED)      2005      2004      2003        2002
                                                      -------------    ------   -------   -------    ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $10.66       $11.31    $ 10.88   $  9.11      $10.00
                                                          ------       ------     ------    ------      ------
Investment income (loss)--net (a)(g)                        0.01         0.03       0.05      0.01        0.01
Realized and unrealized gain (loss)
   on investments--net                                     (0.28)       (0.02)      0.39      1.77       (0.90)
                                                          ------       ------     ------    ------      ------
Total from investment operations                           (0.27)        0.01       0.44      1.78       (0.89)
                                                          ------       ------     ------    ------      ------
Distributions to shareholders from:
   Investment income--net                                     --        (0.06)     (0.01)    (0.01)        --
   Realized gain--net                                         --        (0.60)        --        --         --
                                                          ------       ------     ------   -------      ------
Total distributions                                           --        (0.66)     (0.01)    (0.01)        --
                                                          ------       ------     ------   -------      ------
Net asset value, end of period                            $10.39       $10.66    $ 11.31   $ 10.88      $ 9.11
                                                          ======       ======    =======   =======      ======
TOTAL RETURN (b)                                           (2.53)%(c)    0.33%      4.08%    19.51%      (8.90)%(c)
                                                          ======       ======    =======   =======      ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                      1.64%(d)     1.58%      1.52%     1.74%       5.05%(d)
Expenses net of waivers and reimbursements,
   if any (f)                                               1.10%(d)     1.10%      1.10%     1.10%       1.10%(d)
Expenses net of all reductions (g)                          1.10%(d)     1.10%      1.10%     1.04%       1.03%(d)
Investment income (loss)--net before
   expense reductions (e)                                  (0.30)%(d)   (0.22)%     0.04%    (0.56)%     (3.85)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                               0.24%(d)     0.26%      0.46%     0.08%       0.10%(d)
Investment income (loss)--net of all reductions (g)         0.24%(d)     0.26%      0.46%     0.14%       0.17%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $6,897       $8,761    $10,900   $11,598      $ 6,534
                                                          ======       ======    =======   =======      ======
Portfolio turnover rate                                       33%(c)       44%        28%       15%         6%(c)
                                                          ======       ======    =======   =======      ======

                                                                              ROSZEL/MARSICO
                                                                        LARGE CAP GROWTH PORTFOLIO
                                                      -----------------------------------------------------------
                                                       SIX MONTHS                                        JULY 1,
                                                          ENDED          YEAR ENDED DECEMBER 31,        2002* TO
                                                      JUNE 30, 2006    --------------------------     DECEMBER 31,
                                                       (UNAUDITED)      2005      2004      2003          2002
                                                      -------------    ------    ------    ------    ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $ 11.18      $11.54    $11.32    $ 8.97       $ 10.00
                                                          -------      ------    ------    ------       -------
Investment income (loss)--net (a)(g)                         0.00+      (0.01)     0.01     (0.00)+        0.01
Realized and unrealized gain (loss)
   on investments--net                                      (0.10)       0.30      0.48      2.37         (1.04)
                                                          -------      ------    ------    ------       -------
Total from investment operations                            (0.10)       0.29      0.49      2.37         (1.03)
                                                          -------      ------    ------    ------       -------
Distributions to shareholders from:
   Investment income--net                                      --       (0.01)    (0.00)+   (0.02)           --
   Realized gain--net                                          --       (0.64)    (0.27)       --            --
                                                          -------      ------    ------    ------       -------
Total distributions                                            --       (0.65)    (0.27)    (0.02)           --
                                                          -------      ------    ------    ------       -------
Net asset value, end of period                            $ 11.08      $11.18    $11.54    $11.32       $  8.97
                                                          =======      ======    ======    ======       =======
TOTAL RETURN (b)                                           (0.89)%(c)    2.92%     4.53%    26.40%       (10.30)%(c)
                                                          =======      ======    ======    ======       =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                       2.11%(d)    2.10%     2.27%     3.07%        10.21%(d)
Expenses net of waivers and reimbursements,
   if any (f)                                                1.10%(d)    1.10%     1.10%     1.10%         1.10%(d)
Expenses net of all reductions (g)                           1.10%(d)    1.08%     0.89%     0.94%         1.02%(d)
Investment income (loss)--net before
   expense reductions (e)                                  (1.09)%(d)   (1.11)%   (1.30)%   (2.12)%      (9.06)%(d)
Investment income (loss)--net of waivers
   and reimbursements, if any (f)                          (0.08)%(d)   (0.11)%   (0.13)%   (0.15)%        0.05%(d)
Investment income (loss)--net of all reductions (g)        (0.08)%(d)   (0.09)%    0.08%     0.01%         0.13%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $ 4,646      $4,033    $4,170    $3,905       $ 2,337
                                                          =======      ======    ======    ======       =======
Portfolio turnover rate                                        30%(c)      97%      149%      103%           72%(c)
                                                          =======      ======    ======    ======       =======

See Notes to Financial Statements.

                                                                       ROSZEL/KAYNE ANDERSON RUDNICK
                                                                       SMALL-MID CAP VALUE PORTFOLIO
                                                          -------------------------------------------------------
                                                            SIX MONTHS                                  JULY 1,
                                                              ENDED                                    2002* TO
                                                          JUNE 30, 2006    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                           (UNAUDITED)     2005     2004     2003        2002
                                                          -------------   ------   ------   ------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                        $ 9.71        $11.57   $10.53   $ 7.96   $ 10.00
                                                            ------        ------   ------   ------   -------
Investment income (loss)--net (a)(g)                          0.07          0.09    (0.02)    0.01      0.02
Realized and unrealized gain (loss) on investments--net      (0.07)        (0.14)    1.11     2.58     (2.06)
                                                            ------        ------   ------   ------   -------
Total from investment operations                              0.00         (0.05)    1.09     2.59     (2.04)
                                                            ------        ------   ------   ------   -------
Distributions to shareholders from:
   Investment income--net                                       --            --    (0.01)   (0.02)       --
   Realized gain--net                                           --         (1.81)   (0.04)      --        --
                                                            ------        ------   ------   ------   -------
Total distributions                                             --         (1.81)   (0.05)   (0.02)       --
                                                            ------        ------   ------   ------   -------
Net asset value, end of period                              $ 9.71        $ 9.71   $11.57   $10.53   $  7.96
                                                            ======        ======   ======   ======   =======
TOTAL RETURN (b)                                              0.00%(c)      0.50%   10.37%   32.53%   (20.40)%(c)
                                                            ======        ======   ======   ======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        2.37%(d)      2.27%    2.16%    2.62%     9.34%(d)
Expenses net of waivers and reimbursements, if any (f)        1.10%(d)      1.10%    1.10%    1.10%     1.10%(d)
Expenses net of all reductions (g)                            1.04%(d)      1.09%    1.10%    1.05%     1.10%(d)
Investment income (loss)--net before expense
   reductions (e)                                             0.09%(d)     (0.29)%  (1.25)%  (1.46)%   (7.68)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                 1.36%(d)      0.88%   (0.19)%   0.06%     0.56%(d)
Investment income (loss)--net of all reductions (g)           1.42%(d)      0.89%   (0.19)%   0.11%     0.56%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                    $2,566        $3,177   $4,121   $4,915   $ 3,140
                                                            ======        ======   ======   ======   =======
Portfolio turnover rate                                         12%(c)       119%      62%      67%       69%(c)
                                                            ======        ======   ======   ======   =======

                                                                              ROSZEL/FRANKLIN
                                                                          MID CAP GROWTH PORTFOLIO
                                                          -------------------------------------------------------
                                                            SIX MONTHS                                  JULY 1,
                                                              ENDED                                    2002* TO
                                                          JUNE 30, 2006    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                           (UNAUDITED)     2005     2004     2003        2002
                                                          -------------   ------   ------   ------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $12.01        $11.01   $11.21   $ 8.61   $ 10.00
                                                           ------        ------   ------   ------   -------
Investment income (loss)--net (a)(g)                        (0.02)        (0.03)   (0.03)   (0.05)    (0.01)
Realized and unrealized gain (loss) on investments--net      0.04          1.38     0.67     2.66     (1.38)
                                                           ------        ------   ------   ------   -------
Total from investment operations                             0.02          1.35     0.64     2.61     (1.39)
                                                           ------        ------   ------   ------   -------
Distributions to shareholders from:
   Investment income--net                                      --            --       --    (0.01)       --
   Realized gain--net                                          --         (0.35)   (0.84)      --        --
                                                           ------        ------   ------   ------   -------
Total distributions                                            --         (0.35)   (0.84)   (0.01)       --
                                                           ------        ------   ------   ------   -------
Net asset value, end of period                             $12.03        $12.01   $11.01   $11.21   $  8.61
                                                           ======        ======   ======   ======   =======
TOTAL RETURN (b)                                             0.17%(c)     12.61%    6.33%   30.32%   (13.90)%(c)
                                                           ======        ======   ======   ======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                       2.66%(d)      2.55%    2.52%    3.20%    13.51%(d)
Expenses net of waivers and reimbursements, if any (f)       1.10%(d)      1.10%    1.10%    1.10%     1.10%(d)
Expenses net of all reductions (g)                           1.10%(d)      1.09%    0.87%    0.97%     0.91%(d)
Investment income (loss)--net before expense
   reductions (e)                                           (1.88)%(d)    (1.75)%  (1.95)%  (2.73)%  (12.92)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                               (0.32)%(d)    (0.30)%  (0.53)%  (0.63)%   (0.51)%(d)
Investment income (loss)--net of all reductions (g)         (0.32)%(d)    (0.29)%  (0.30)%  (0.50)%   (0.32)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $2,324        $2,663   $3,326   $3,764   $ 1,865
                                                           ======        ======   ======   ======   =======
Portfolio turnover rate                                        51%(c)       148%     180%     179%       53%(c)
                                                           ======        ======   ======   ======   =======

See Notes to Financial Statements.

                                                                                ROSZEL/NWQ
                                                                         SMALL CAP VALUE PORTFOLIO
                                                          -------------------------------------------------------
                                                            SIX MONTHS                                  JULY 1,
                                                              ENDED                                    2002* TO
                                                          JUNE 30, 2006    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                           (UNAUDITED)     2005     2004     2003        2002
                                                          -------------   ------   ------   ------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $12.98         $14.01   $11.84   $ 7.74   $ 10.00
                                                           ------         ------   ------   ------   -------
Investment income (loss)--net (a)(g)                         0.03           0.05     0.02     0.02      0.02
Realized and unrealized gain (loss) on investments--net      1.84           1.27     3.29     4.10     (2.28)
                                                           ------         ------   ------   ------   -------
Total from investment operations                             1.87           1.32     3.31     4.12     (2.26)
                                                           ------         ------   ------   ------   -------
Distributions to shareholders from:
   Investment income--net                                      --          (0.02)   (0.02)   (0.02)       --
   Realized gain--net                                          --          (2.33)   (1.12)      --        --
                                                           ------         ------   ------   ------   -------
Total distributions                                            --          (2.35)   (1.14)   (0.02)       --
                                                           ------         ------   ------   ------   -------
Net asset value, end of period                             $14.85         $12.98   $14.01   $11.84   $  7.74
                                                           ======         ======   ======   ======   =======
TOTAL RETURN (b)                                            14.41%(c)      11.86%   29.65%   53.24%   (22.60)%(c)
                                                           ======         ======   ======   ======   =======
RATIOS TO AVERAGE NET ASSETS:

Expenses before expense reductions (e)                       1.73%(d)       1.81%    1.99%    2.73%    12.22%(d)
Expenses net of waivers and reimbursements, if any (f)       1.15%(d)       1.15%    1.15%    1.15%     1.15%(d)
Expenses net of all reductions (g)                           1.12%(d)       1.12%    1.11%    1.02%     0.95%(d)
Investment income (loss)--net before expense
   reductions (e)                                           (0.23)%(d)     (0.31)%  (0.71)%  (1.46)%  (10.68)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                0.35%(d)       0.35%    0.13%    0.12%     0.39%(d)
Investment income (loss)--net of all reductions (g)          0.38%(d)       0.38%    0.17%    0.25%     0.59%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $5,914         $5,892   $6,187   $5,127   $ 2,055
                                                           ======         ======   ======   ======   =======
Portfolio turnover rate                                        17%(c)         39%      46%      45%       10%(c)
                                                           ======         ======   ======   ======   =======

                                                                               ROSZEL/DELAWARE
                                                                        SMALL-MID CAP GROWTH PORTFOLIO
                                                          ---------------------------------------------------------
                                                            SIX MONTHS                                    JULY 1,
                                                              ENDED                                      2002* TO
                                                          JUNE 30, 2006    YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                           (UNAUDITED)     2005     2004     2003          2002
                                                          -------------   ------   ------   ------     ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $12.14         $11.70   $10.38   $ 7.62     $ 10.00
                                                           ------         ------   ------   ------     -------
Investment income (loss)--net (a)(g)                        (0.05)         (0.07)   (0.08)   (0.06)      (0.04)
Realized and unrealized gain (loss) on investments--net      0.40           0.92     1.40     2.82       (2.34)
                                                           ------         ------   ------   ------     -------
Total from investment operations                             0.35           0.85     1.32     2.76       (2.38)
                                                           ------         ------   ------   ------     -------
Distributions to shareholders from realized gain--net          --          (0.41)      --    (0.00)+        --
                                                           ------         ------   ------   ------     -------
Net asset value, end of period                             $12.49         $12.14   $11.70   $10.38     $  7.62
                                                           ======         ======   ======   ======     =======
TOTAL RETURN (b)                                             2.88%(c)       7.79%   12.72%   36.26%     (23.80)%(c)
                                                           ======         ======   ======   ======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                       2.29%(d)       2.37%    2.84%    4.69%      17.03%(d)
Expenses net of waivers and reimbursements, if any (f)       1.15%(d)       1.15%    1.15%    1.16%(h)    1.25%(d)
Expenses net of all reductions (g)                           1.12%(d)       1.14%    1.15%    1.15%       1.23%(d)
Investment income (loss)--net before expense
   reductions (e)                                           (1.88)%(d)     (1.87)%  (2.40)%  (4.27)%    (16.78)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                               (0.74)%(d)      0.65%   (0.71)%  (0.74)%     (1.00)%(d)
Investment income (loss)--net of all reductions (g)         (0.71)%(d)      0.64%   (0.71)%  (0.73)%     (0.98)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $3,124         $3,473   $3,475   $2,460     $ 1,413
                                                           ======         ======   ======   ======     =======
Portfolio turnover rate                                        29%(c)         62%      42%     115%         51%(c)
                                                           ======         ======   ======   ======     =======

See Notes to Financial Statements.

                                                                                    ROSZEL/LAZARD
                                                                               INTERNATIONAL PORTFOLIO
                                                               --------------------------------------------------------
                                                                 SIX MONTHS                                   JULY 1,
                                                                   ENDED                                     2002* TO
                                                               JUNE 30, 2006    YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                (UNAUDITED)     2005     2004     2003         2002
                                                               -------------   ------   ------   ------    ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $13.22        $13.25   $11.51   $ 8.93    $ 10.00
                                                                 ------        ------   ------   ------    -------
Investment income (loss)--net (a)(g)                               0.17          0.20     0.15     0.12       0.00+
Realized and unrealized gain (loss) on investments--net            1.00          0.82     1.71     2.48      (1.07)
                                                                 ------        ------   ------   ------    -------
Total from investment operations                                   1.17          1.02     1.86     2.60      (1.07)
                                                                 ------        ------   ------   ------    -------
Distributions to shareholders from:
   Investment income--net                                            --         (0.16)   (0.07)   (0.02)        --
   Realized gain--net                                                --         (0.89)   (0.05)      --         --
                                                                 ------        ------   ------   ------    -------
Total distributions                                                  --         (1.05)   (0.12)   (0.02)        --
                                                                 ------        ------   ------   ------    -------
Net asset value, end of period                                   $14.39        $13.22   $13.25   $11.51    $  8.93
                                                                 ======        ======   ======   ======    =======
TOTAL RETURN (b)                                                   8.85%(c)      8.48%   16.30%   29.12%    (10.70)%(c)
                                                                 ======        ======   ======   ======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                             1.86%(d)      2.00%    2.20%    3.96%     31.35%(d)
Expenses net of waivers and reimbursements, if any (f)             1.15%(d)      1.15%    1.15%    1.15%      1.15%(d)
Expenses net of all reductions (g)                                 1.15%(d)      1.15%    1.15%    1.15%      1.15%(d)
Investment income (loss)--net before  expense reductions (e)       1.67%(d)      0.71%    0.23%   (1.61)%   (30.13)%(d)
Investment income (loss)--net of waivers and reimbursements,
   if any (f)                                                      2.38%(d)      1.56%    1.28%    1.20%      0.07%(d)
Investment income (loss)--net of all reductions (g)                2.38%(d)      1.56%    1.28%    1.20%      0.07%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $5,208        $5,067   $4,827   $3,645    $ 1,126
                                                                 ======        ======   ======   ======    =======
Portfolio turnover rate                                              19%(c)        29%      30%      28%         3%(c)
                                                                 ======        ======   ======   ======    =======

                                                                                  ROSZEL/WILLIAM BLAIR
                                                                                 INTERNATIONAL PORTFOLIO
                                                               ----------------------------------------------------------
                                                                 SIX MONTHS                                     JULY 1,
                                                                   ENDED                                       2002* TO
                                                               JUNE 30, 2006     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                (UNAUDITED)     2005      2004      2003         2002
                                                               -------------   ------    ------    ------    ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $10.97        $12.34    $11.90    $ 8.91    $ 10.00
                                                                 ------        ------    ------    ------    -------
Investment income (loss)--net (a)(g)                               0.08          0.05      0.15      0.16       0.01
Realized and unrealized gain (loss) on investments--net            0.68          1.52      1.16      2.85      (1.10)
                                                                 ------        ------    ------    ------    -------
Total from investment operations                                   0.76          1.57      1.31      3.01      (1.09)
                                                                 ------        ------    ------    ------    -------
Distributions to shareholders from:
   Investment income--net                                            --         (0.28)    (0.19)    (0.02)        --
   Realized gain--net                                                --         (2.66)    (0.68)       --         --
                                                                 ------        ------    ------    ------    -------
Total distributions                                                  --         (2.94)    (0.87)    (0.02)        --
                                                                 ------        ------    ------    ------    -------
Net asset value, end of period                                   $11.73        $10.97    $12.34    $11.90    $  8.91
                                                                 ======        ======    ======    ======    =======
TOTAL RETURN (b)                                                   6.93%(c)     16.91%    11.83%    33.80%    (10.90)%(c)
                                                                 ======        ======    ======    ======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                             2.27%(d)      2.51%     2.83%     3.17%      9.47%(d)
Expenses net of waivers and reimbursements, if any (f)             1.15%(d)      1.15%     1.15%     1.15%      1.15%(d)
Expenses net of all reductions (g)                                 1.15%(d)      1.15%     1.12%     1.14%      1.15%(d)
Investment income (loss)--net before  expense reductions (e)       0.23%(d)     (0.91)%   (0.44)%   (0.43)%    (8.06)%(d)
Investment income (loss)--net of waivers and reimbursements,
   if any (f)                                                      1.35%(d)      0.45%     1.24%     1.59%      0.26%(d)
Investment income (loss)--net of all reductions (g)                1.35%(d)      0.45%     1.27%     1.60%      0.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                         $3,703        $3,250    $2,993    $3,414    $ 2,419
                                                                 ======        ======    ======    ======    =======
Portfolio turnover rate                                              13%(c)        77%      168%      117%        35%(c)
                                                                 ======        ======    ======    ======    =======

See Notes to Financial Statements.

                                                                                   ROSZEL/LORD ABBETT
                                                                             GOVERNMENT SECURITIES PORTFOLIO
                                                               ---------------------------------------------------------
                                                                 SIX MONTHS                                    JULY 1,
                                                                   ENDED                                      2002* TO
                                                               JUNE 30, 2006     YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                                (UNAUDITED)     2005      2004      2003        2002
                                                               -------------   ------   -------   -------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $10.24         $10.41   $ 10.33   $ 10.49    $10.00
                                                                ------         ------   -------   -------    ------
Investment income (loss)--net (a)(g)                              0.22           0.38      0.40      0.25      0.12
Realized and unrealized gain (loss) on investments--net          (0.33)         (0.16)     0.05     (0.07)     0.45
                                                                ------         ------   -------   -------    ------
Total from investment operations                                 (0.11)          0.22      0.45      0.18      0.57
                                                                ------         ------   -------   -------    ------
Distributions to shareholders from:
   Investment income--net                                        (0.22)         (0.39)    (0.37)    (0.33)    (0.08)
   Realized gain--net                                               --             --        --     (0.01)       --
                                                                ------         ------   -------   -------    ------
Total distributions                                              (0.22)         (0.39)    (0.37)    (0.34)    (0.08)
                                                                ------         ------   -------   -------    ------
Net asset value, end of period                                  $ 9.91         $10.24   $ 10.41   $ 10.33    $10.49
                                                                ======         ======   =======   =======    ======
TOTAL RETURN (b)                                                 (1.06)%(c)      2.12%     4.11%     1.79%     5.70%(c)
                                                                ======         ======   =======   =======    ======


RATIOS TO AVERAGE NET ASSETS:

Expenses before expense reductions (e)                            1.64%(d)       1.55%     1.42%     1.56%     3.82%(d)
Expenses net of waivers and reimbursements, if any (f)            0.95%(d)       0.95%     0.95%     0.96%     0.95%(d)
Expenses net of all reductions (g)                                0.95%(d)       0.95%     0.95%     0.96%     0.95%(d)
Investment income (loss)--net before  expense reductions (e)      3.70%(d)       3.08%     2.66%     1.81%    (0.65)%(d)
Investment income (loss)--net of waivers and reimbursements,
   if any (f)                                                     4.39%(d)       3.68%     3.13%     2.41%     2.22%(d)
Investment income (loss)--net of all reductions (g)               4.39%(d)       3.68%     3.13%     2.41%     2.22%(d)


SUPPLEMENTAL DATA:

Net assets, end of period (in thousands)                        $7,981         $8,956   $10,245   $12,729    $9,149
                                                                ======         ======   =======   =======    ======
Portfolio turnover rate                                            128%(c)        248%      406%      273%      107%(c)
                                                                ======         ======   =======   =======    ======

                                                                                         ROSZEL/MLIM
                                                                                   FIXED-INCOME PORTFOLIO
                                                               --------------------------------------------------------------
                                                                 SIX MONTHS                                         JULY 1,
                                                                   ENDED                                           2002* TO
                                                               JUNE 30, 2006       YEAR ENDED DECEMBER 31,       DECEMBER 31,
                                                                (UNAUDITED)     2005       2004         2003         2002
                                                               -------------   -------   -------      -------    ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                            $ 9.80         $ 10.05   $ 10.14      $ 10.19    $ 10.00
                                                                ------         -------   -------      -------    -------
Investment income (loss)--net (a)(g)                              0.19            0.31      0.26         0.22       0.11
Realized and unrealized gain (loss) on investments--net          (0.28)          (0.21)    (0.02)        0.02       0.16
                                                                ------         -------   -------      -------    -------
Total from investment operations                                 (0.09)           0.10      0.24         0.24       0.27
                                                                ------         -------   -------      -------    -------
Distributions to shareholders from:
   Investment income--net                                        (0.18)          (0.35)    (0.33)       (0.29)     (0.08)
   Realized gain--net                                               --              --        --        (0.00)+       --
                                                                ------         -------   -------      -------    -------
Total distributions                                              (0.18)          (0.35)    (0.33)       (0.29)     (0.08)
                                                                ------         -------   -------      -------    -------
Net asset value, end of period                                  $ 9.53         $  9.80   $ 10.05      $ 10.14    $ 10.19
                                                                ======         =======   =======      =======    =======
TOTAL RETURN (b)                                                 (0.93)%(c)       0.98%     2.04%        2.37%      2.74%(c)
                                                                ======         =======   =======      =======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                            1.31%(d)        1.27%     1.22%        1.43%      3.66%(d)
Expenses net of waivers and reimbursements, if any (f)            0.95%(d)        0.95%     0.97%(i)     1.00%      1.00%(d)
Expenses net of all reductions (g)                                0.95%(d)        0.95%     0.97%        1.00%      1.00%(d)
Investment income (loss)--net before  expense reductions (e)      3.67%(d)        2.80%     2.35%        1.73%     (0.40)%(d)
Investment income (loss)--net of waivers and reimbursements,
   if any (f)                                                     4.03%(d)        3.12%     2.60%        2.16%      2.26%(d)
Investment income (loss)--net of all reductions (g)               4.03%(d)        3.12%     2.60%        2.16%      2.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        11,283         $13,286   $15,569      $17,958    $11,377
                                                                ======         =======   =======      =======    =======
Portfolio turnover rate                                              8%(c)          28%       38%          24%        38%(c)
                                                                ======         =======   =======      =======    =======

See Notes to Financial Statements.

----------
NOTES TO FINANCIAL HIGHLIGHTS:

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

** THE AMOUNTS SHOWN FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD ARE NOT IN ACCORD WITH THE AGGREGATE NET REALIZED AND UNREALIZED GAIN (LOSS) BECAUSE OF THE TIMING OF SALES AND REPURCHASES OF THE PORTFOLIO'S SHARES IN RELATION TO THE FLUCTUATING MARKET VALUE OF THE INVESTMENTS IN THE PORTFOLIO.

+    PER SHARE AMOUNT IS LESS THAN $0.01.

(a)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE RESPECTIVE PERIODS.

(b) TOTAL RETURNS ARE BASED ON CHANGES IN NET ASSET VALUES FOR THE PERIODS SHOWN, AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (IF ANY) FOR THE PORTFOLIO AT THE NET ASSET VALUE ON THE EX-DIVIDEND DATE. TOTAL RETURNS INCLUDE THE EFFECT OF EXPENSE REDUCTIONS RESULTING FROM ADVISORY FEE WAIVERS, EXPENSE REIMBURSEMENTS IN EXCESS OF EXPENSE LIMITATIONS AND COMMISSION RECAPTURE AGREEMENTS (IF ANY). TOTAL RETURNS WOULD HAVE BEEN LOWER WITHOUT EXPENSE REDUCTIONS. TOTAL RETURNS DO NOT INCLUDE INSURANCE COMPANY SEPARATE ACCOUNT RELATED FEES AND EXPENSES. SUCH FEES AND EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PAST RESULTS SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. TOTAL RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SUCH THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

(e) DOES NOT INCLUDE ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS OR EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS.

(f) INCLUDES ADVISORY WAIVERS AND EXPENSE REIMBURSEMENTS AND EXCLUDES EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(g) INCLUDES ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS AND EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(h) THE PORTFOLIO'S EXPENSE RATIO NET OF WAIVERS AND REIMBURSEMENTS WAS LOWERED FROM 1.25% TO 1.15% EFFECTIVE MARCH 3, 2003. THE RATIO SHOWN REFLECTS THE EFFECT OF THE HIGHER EXPENSE RATIO FOR THE PERIOD JANUARY 1 THROUGH MARCH 2, 2003.

(i) THE PORTFOLIO'S EXPENSE RATIO NET OF WAIVERS AND REIMBURSEMENTS WAS LOWERED FROM 1.00% TO 0.95% EFFECTIVE MAY 1, 2004. THE RATIO SHOWN REFLECTS THE EFFECT OF THE HIGHER EXPENSE RATIO FOR THE PERIOD JANUARY 1 THROUGH APRIL 30, 2004.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES:

     MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Sixteen Portfolios are included in this semi-annual report consisting of Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/BKF Large Cap Value Portfolio (formerly Roszel/Levin Large Cap Value Portfolio), Roszel/MLIM Relative Value Portfolio, Roszel/Fayez Sarofim Large Cap Core Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel Marsico Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio, Roszel/Franklin Mid Cap Growth Portfolio, Roszel/NWQ Small Cap Value Portfolio, Roszel/Delaware Small-Mid Cap Growth Portfolio, Roszel/Lazard International Portfolio, Roszel/William Blair International Portfolio, Roszel/Lord Abbett Government Securities Portfolio, and Roszel/MLIM Fixed-Income Portfolio. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

     (A) VALUATION OF INVESTMENTS--Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator ("J.P. Morgan Investor Services Co.") if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange pursuant to procedures established by and under the supervision of the board of trustees; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the New York Stock Exchange ("NYSE"). Occasionally, events affecting the values of such securities may occur during such times. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees.

     (B) REPURCHASE AGREEMENTS--Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

     (C) REVERSE REPURCHASE AGREEMENTS: All of the Portfolios may enter into reverse repurchase agreements with institutions that the Portfolio's investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Portfolio may decline below the price of the securities the Portfolio is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Portfolio's liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

     At June 30, 2006, the Portfolios had no reverse repurchase agreements outstanding.

     (D) FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

     (E) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     (F) EXPENSES--Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

     (G) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio except Roszel/Lord Abbett Government Securities Portfolio and MLIM Fixed-Income Portfolio (the "Fixed Income Portfolios"), intends to distribute at least annually to shareholders substantially all of its net investment income. The Fixed Income Portfolios declare and pay dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     (H) DELAYED DELIVERY TRANSACTIONS--Each Portfolio, except the Roszel/Lord Abbett Large Cap Value Portfolio, Roszel/AllianceBernstein Large Cap Core Portfolio, Roszel/Loomis Sayles Large Cap Growth Portfolio, Roszel/Rittenhouse Large Cap Growth Portfolio, Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio and the Roszel/Lazard International Portfolio may purchase or sell securities on a "delayed delivery" basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Liquid securities or cash are designated in an amount at least equal to these commitments. Securities held for this purpose cannot be sold while this strategy is outstanding, unless replaced with other assets. As a result, there is a possibility that as designated assets reach certain levels, a Portfolio may lose some flexibility in managing its investments, responding to shareholder redemption requests, or meeting other current obligations.

     (I) DOLLAR ROLL TRANSACTIONS--The Roszel/Lord Abbett Government Securities Portfolio and the Roszel/MLIM Fixed-Income Portfolio may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the mortgage market. A dollar roll transaction involves a sale by a Portfolio of securities with a simultaneous agreement to repurchase substantially similar securities at an agreed-upon price at a future date. The securities repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. During the period between the sale and the repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Portfolio will invest the proceeds of the sale in additional instruments, the income from which, together with any additional fee income received for the dollar roll, may generate income for the Portfolio exceeding the yield on the securities sold. Dollar roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of the similar securities.

     During the six months ended June 30, 2006, the following Portfolio engaged in dollar roll transactions:

                                                                                          AVERAGE
                                  MAXIMUM      PRINCIPAL      AVERAGE       AVERAGE        AMOUNT
                                   AMOUNT        AMOUNT        AMOUNT        SHARES      PER SHARE
                                OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING   OUTSTANDING     FEE
                                   DURING        AS OF         DURING        DURING        DURING     INCOME
PORTFOLIO                        THE PERIOD     6/30/06      THE PERIOD    THE PERIOD    THE PERIOD   EARNED
------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Government
   Securities Portfolio          $3,611,788     $555,000     $2,033,646     827,799        $2.46      $8,189
------------------------------------------------------------------------------------------------------------

     The average amount outstanding during the six months ended June 30, 2006 was calculated by totaling borrowings at the end of each day and dividing the sum by the number of days in the period.

     (J) TAXES--Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into a Management Agreement with the Advisor. For the six months ended June 30, 2006, the annual investment advisory fees as a percentage of average daily net assets were as follows:

PORTFOLIO                                                           ADVISORY FEE
--------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                            0.80%
Roszel/BKF Large Cap Value Portfolio                                    0.80%
Roszel/MLIM Relative Value Portfolio                                    0.80%
Roszel/Fayez Sarofim Large Cap Core Portfolio                           0.80%
Roszel/AllianceBernstein Large Cap Core Portfolio                       0.80%
Roszel/Loomis Sayles Large Cap Growth Portfolio                         0.80%
Roszel/Rittenhouse Large Cap Growth Portfolio                           0.80%
Roszel/Marsico Large Cap Growth Portfolio                               0.80%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio             0.80%
Roszel/Franklin Mid Cap Growth Portfolio                                0.80%
Roszel/NWQ Small Cap Value Portfolio                                    0.85%
Roszel/Delaware Small-Mid Cap Growth Portfolio                          0.85%
Roszel/Lazard International Portfolio                                   0.85%
Roszel/William Blair International Portfolio                            0.85%
Roszel/Lord Abbett Government Securities Portfolio                      0.65%
Roszel/MLIM Fixed-Income Portfolio                                      0.65%

     Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of the Advisor serves as subadvisor for the Roszel/MLIM Relative Value and Roszel/MLIM Fixed-Income Portfolios. MLIM's sub advisory fees are paid by the Advisor. MLIM is paid an annual fee of 0.35% on the first $200 million, 0.27% on the second $200 million, and 0.25% on assets in excess of $400 million as a percentage of average daily net assets of the Roszel/MLIM Relative Value Portfolio. MLIM is paid an annual fee of 0.20% of the average daily net assets of the Roszel/MLIM Fixed-Income Portfolio.

     For the six months ended June 30, 2006, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the
Advisor:

                                                                                         COMMISSIONS
PORTFOLIO                                                              BROKER                PAID
----------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                  Merrill Lynch & Co.           $   37
                                                              Citation Financial Group         799
Roszel/BKF Large Cap Value Portfolio                          Merrill Lynch & Co.              192
                                                              Citation Financial Group         693
Roszel/MLIM Relative Value Portfolio                          Merrill Lynch & Co.              154
Roszel/AllianceBernstein Large Cap Core Portfolio             Merrill Lynch & Co.              278
Roszel/Loomis Sayles Large Cap Growth Portfolio               Merrill Lynch & Co.               55
                                                              Citation Financial Group         522
                                                              Broadcourt Capital Corp.           5
Roszel/Marsico Large Cap Growth Portfolio                     Merrill Lynch & Co.              124
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio   Merrill Lynch & Co.              327
                                                              Citation Financial Group       1,055
Roszel/NWQ Small Cap Value Portfolio                          Citation Financial Group       1,980
Roszel/Delaware Small-Mid Cap Growth Portfolio                Citation Financial Group         439
Roszel/William Blair International Portfolio                  Merrill Lynch & Co.               92
                                                              Broadcourt Capital Corp.         260

     A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

                                                                EXPENSE
PORTFOLIO                                                     REDUCTIONS
------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                     $485
Roszel/BKF Large Cap Value Portfolio                              472
Roszel/AllianceBernstein Large Cap Core Portfolio                 174
Roszel/Loomis Sayles Large Cap Growth Portfolio                   184
Roszel/Marsico Large Cap Growth Portfolio                          59
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio       955
Roszel/NWQ Small Cap Value Portfolio                              897
Roszel/Delaware Small-Mid Cap Growth Portfolio                    586

     Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

AVERAGE DAILY NET ASSETS          ANNUAL FEE OR RATE
----------------------------------------------------
Up to $15,000,000                       $7,500
Above $15,000,000 - $25,000,000          0.050%
Above $25,000,000 - $50,000,000          0.040%
Above $50,000,000 - $75,000,000          0.030%
Above $75,000,000                        0.025%

     The Trust's distributor is MLPF&S, an affiliate of the Advisor.

     Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2006 were as follows:

PORTFOLIO                                                      PURCHASES       SALES
---------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                  $ 1,711,878   $ 2,717,688
Roszel/BKF Large Cap Value Portfolio                              722,833     1,217,490
Roszel/MLIM Relative Value Portfolio                            1,623,768     3,294,145
Roszel/Fayez Sarofim Large Cap Core Portfolio                      78,789       462,572
Roszel/AllianceBernstein Large Cap Core Portfolio               1,151,678     1,196,354
Roszel/Loomis Sayles Large Cap Growth Portfolio                 1,845,131     1,597,905
Roszel/Rittenhouse Large Cap Growth Portfolio                   2,498,730     4,250,195
Roszel/Marsico Large Cap Growth Portfolio                       1,521,265     1,247,641
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio       354,402       866,058
Roszel/Franklin Mid Cap Growth Portfolio                        1,253,175     1,690,097
Roszel/NWQ Small Cap Value Portfolio                              994,887     1,688,957
Roszel/Delaware Small-Mid Cap Growth Portfolio                    963,434     1,498,830
Roszel/Lazard International Portfolio                             987,239     1,138,097
Roszel/William Blair International Portfolio                      527,043       452,933
Roszel/Lord Abbett Government Securities Portfolio             41,857,200    42,928,436
Roszel/MLIM Fixed-Income Portfolio                                959,375     2,409,849

     As of June 30, 2006, the gross unrealized appreciation/(depreciation) of investments for the Funds were as follows:

                                                                                                                NET
                                                                                GROSS          GROSS        UNREALIZED
                                                                             UNREALIZED     UNREALIZED     APPRECIATION/
PORTFOLIO                                                         COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                  $ 7,526,180    $1,244,133     $(237,862)      $1,006,271
Roszel/BKF Large Cap Value Portfolio                            2,458,203       241,495       (66,559)         174,936
Roszel/MLIM Relative Value Portfolio                           10,505,990     1,733,742      (444,693)       1,289,049
Roszel/Fayez Sarofim Large Cap Core Portfolio                   1,115,962        78,148       (30,682)          47,466
Roszel/AllianceBernstein Large Cap Core Portfolio               1,658,309       120,140      (110,659)           9,481
Roszel/Loomis Sayles Large Cap Growth Portfolio                 1,531,415        46,679       (61,801)         (15,122)
Roszel/Rittenhouse Large Cap Growth Portfolio                   6,139,198       408,281      (316,986)          91,295
Roszel/Marsico Large Cap Growth Portfolio                       4,787,104       415,305      (133,637)         281,668
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio     2,412,521       203,785      (107,976)          95,809
Roszel/Franklin Mid Cap Growth Portfolio                        2,188,643       192,779      (105,427)          87,352
Roszel/NWQ Small Cap Value Portfolio                            4,865,212     1,510,849      (315,575)       1,195,274
Roszel/Delaware Small-Mid Cap Growth Portfolio                  2,677,127       611,298      (137,019)         474,279
Roszel/Lazard International Portfolio                           4,335,355     1,000,114       (57,110)         943,004
Roszel/William Blair International Portfolio                    2,933,763       870,790       (79,292)         791,498
Roszel/Lord Abbett Government Securities Portfolio              9,368,579         8,759      (113,104)        (104,345)
Roszel/MLIM Fixed-Income Portfolio                             11,693,528            --      (551,900)        (551,900)

4.   EXPENSE LIMITATION:

     The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to waive fees payable to it and, if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

                                                                  VOLUNTARY
PORTFOLIO                                                    EXPENSE LIMITATIONS
--------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                        1.10%
Roszel/BKF Large Cap Value Portfolio                                1.10%
Roszel/MLIM Relative Value Portfolio                                1.10%
Roszel/Fayez Sarofim Large Cap Core Portfolio                       1.10%
Roszel/AllianceBernstein Large Cap Core Portfolio                   1.10%
Roszel/Loomis Sayles Large Cap Growth Portfolio                     1.10%
Roszel/Rittenhouse Large Cap Growth Portfolio                       1.10%
Roszel/Marsico Large Cap Growth Portfolio                           1.10%
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio         1.10%
Roszel/Franklin Mid Cap Growth Portfolio                            1.10%
Roszel/NWQ Small Cap Value Portfolio                                1.15%
Roszel/Delaware Small-Mid Cap Growth Portfolio                      1.15%
Roszel/Lazard International Portfolio                               1.15%
Roszel/William Blair International Portfolio                        1.15%
Roszel/Lord Abbett Government Securities Portfolio                  0.95%
Roszel/MLIM Fixed-Income Portfolio                                  0.95%

     The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2006 advisory fee waivers and expense reimbursements were as follows:

                                                              ADVISORY
                                                                FEES        EXPENSE
PORTFOLIO                                                      WAIVED    REIMBURSEMENT
--------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio                   $22,189      $    --
Roszel/BKF Large Cap Value Portfolio                            11,941        9,305
Roszel/MLIM Relative Value Portfolio                            19,796           --
Roszel/Fayez Sarofim Large Cap Core Portfolio                    5,081       13,154
Roszel/AllianceBernstein Large Cap Core Portfolio                7,593       12,644
Roszel/Loomis Sayles Large Cap Growth Portfolio                  5,940       15,535
Roszel/Rittenhouse Large Cap Growth Portfolio                   21,270           --
Roszel/Marsico Large Cap Growth Portfolio                       17,117        4,451
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value Portfolio     11,802        6,940
Roszel/Franklin Mid Cap Growth Portfolio                        10,141        9,688
Roszel/NWQ Small Cap Value Portfolio                            17,838           --
Roszel/Delaware Small-Mid Cap Growth Portfolio                  14,313        4,938
Roszel/Lazard International Portfolio                           18,742           --
Roszel/William Blair International Portfolio                    15,991        5,146
Roszel/Lord Abbett Government Securities Portfolio              26,848        1,472
Roszel/MLIM Fixed-Income Portfolio                              21,294           --

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

     As of June 30, 2006 the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2008 were as follows:

                                                        AMOUNT ELIGIBLE THROUGH        TOTAL
                                                     ---------------------------    ELIGIBLE FOR
PORTFOLIO                                              2006      2007      2008    REIMBURSEMENT
------------------------------------------------------------------------------------------------
Roszel/Lord Abbett Large Cap Value Portfolio         $28,267   $46,800   $48,616      $123,683
Roszel/BKF Large Cap Value Portfolio                  28,171    56,863    46,168       131,202
Roszel/MLIM Relative Value Portfolio                  25,190    44,654    44,536       114,380
Roszel/Fayez Sarofim Large Cap Core Portfolio         28,365    49,604    40,359       118,328
Roszel/AllianceBernstein Large Cap Core Portfolio     25,617    50,050    41,604       117,271
Roszel/Loomis Sayles Large Cap Growth Portfolio       26,942    48,662    36,970       112,574
Roszel/Rittenhouse Large Cap Growth Portfolio         25,544    47,218    45,582       118,344
Roszel/Marsico Large Cap Growth Portfolio             25,930    49,578    39,930       115,438
Roszel/Kayne Anderson Rudnick Small-Mid Cap Value
   Portfolio                                          26,359    47,877    40,331       114,567
Roszel/Franklin Mid Cap Growth Portfolio              28,053    52,033    41,616       121,702
Roszel/NWQ Small Cap Value Portfolio                  25,975    47,317    39,416       112,708
Roszel/Delaware Small-Mid Cap Growth Portfolio        32,186    49,912    42,151       124,249
Roszel/Lazard International Portfolio                 29,238    49,717    41,944       120,899
Roszel/William Blair International Portfolio          27,859    51,589    43,246       122,694
Roszel/Lord Abbett Government Securities Portfolio    34,429    55,184    59,508       149,121
Roszel/MLIM Fixed-Income Portfolio                    29,127    41,790    46,151       117,068

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

     The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees,") meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreements between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

     At a meeting of the Board held in-person on March 9, 2006, the Board, with the assistance of independent counsel, considered (1) the continuance of the Management Agreements with respect to each Portfolio and (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio. At a meeting of the Board held in-person on May 16, 2006, the Board, with the assistance of independent counsel, considered new Sub-Advisory Agreements with respect to the Roszel/MLIM Fixed Income Portfolio and the Roszel/MLIM Relative Value Portfolio.

     The following discussion is not intended to be all-inclusive. With respect to each Management Agreement and Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees, and the Independent Trustees' determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreements and the Sub-Advisory Agreements. The Board did not identify any particular information that was all-important or controlling, and each Independent Trustee attributed different weights to the various factors. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

MARCH 9, 2006 MEETING

     At the March 9, 2006 meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, sub-advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios, and (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, including any direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all of the competitors of each Portfolio in the variable insurance sector based on investment style ("Competitor Group").

     Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreements and Sub-Advisory Agreements presented to the Board for its approval at the March 9, 2006 meeting.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY ROSZEL ADVISORS AND THE SUB-ADVISERS

     ROSZEL ADVISORS

     The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreements, the Board considered that under the Management Agreements, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreements and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios.

     SUB-ADVISERS

     The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request;
(3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

     With respect to each Portfolio, the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under the respective Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide satisfactory investment sub-advisory services to the Portfolio. One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.

INVESTMENT PERFORMANCE

     The Board reviewed information provided by Roszel Advisors with respect to each Portfolio's performance compared to its benchmark index for the one year period January 31, 2006, the three year period ended January 31, 2006 (where applicable), and the period covering the Portfolio's inception date through January 31, 2006. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

     In reviewing performance, the Board considered the size of each Portfolio and the fact that the Portfolios are designed for use in the Consults Annuity and therefore are sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program").

     For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset sizes of many of the Portfolios, the relationship between the Portfolios and the Consults Program, and the steps taken by Roszel Advisors to monitor and improve performance. The Board requested that Roszel Advisors closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

     ROSZEL/LORD ABBETT LARGE CAP VALUE PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the period since the Portfolio's inception and underperformed its benchmark for the one and three year periods ended January 31, 2006. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th, 5th, and 4th quintiles, respectively, relative to its Comparable Group, and the 5th, 4th, and 4th quintiles, respectively, relative to its Competitor Group. Despite the Portfolio's recent underperformance, the Board noted that the Portfolio has outperformed its benchmark since its inception.

     ROSZEL/BKF LARGE CAP VALUE PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th, 3rd, and 3rd quintiles, respectively, relative to its Comparable Group, and the 4th, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

     ROSZEL/MLIM RELATIVE VALUE PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 4th, 5th, and 5th quintiles, respectively, relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group.

     ROSZEL/FAYEZ SAROFIM LARGE CAP CORE PORTFOLIO

     The Portfolio underperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 4th, 5th, and 5th quintiles, respectively, relative to its Competitor Group. In assessing the performance of the Portfolio relative to its index, Roszel Advisors explained that the composition of the Portfolio resembled the S&P 100 Index more than the S&P 500 Index and that the Portfolio's performance was more in line with the performance of the S&P 100.

     ROSZEL/ALLIANCEBERNSTEIN LARGE CAP CORE PORTFOLIO

     The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2006 and underperformed its benchmark for the three year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 1st, 4th, and 5th quintiles, respectively, relative to its Comparable Group, and the 2nd, 4th, and 4th quintiles, respectively, relative to its Competitor Group. In assessing the performance of the Portfolio, the Board noted that the Portfolio had outperformed its benchmark since AllianceBernstein became its Sub-Adviser on July 1, 2005.

     ROSZEL/LOOMIS SAYLES LARGE CAP GROWTH PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 2nd, 2nd, and 3rd


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quintiles, respectively, relative to its Comparable Group, and the 2nd, 2nd, and
3rd quintiles, respectively, relative to its Competitor Group.

     ROSZEL/RITTENHOUSE LARGE CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the S&P 500 Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group.

     ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group. In assessing the performance of the Portfolio, the Board noted that the Portfolio had outperformed its benchmark since Marsico became its Sub-Adviser on July 1, 2005.

     ROSZEL/KAYNE ANDERSON RUDNICK SMALL-MID CAP VALUE PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 2500 Value Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group. In noting the poor performance of the Portfolio, the Board considered the fact that performance had improved, relative to the benchmark, since Kayne Anderson Rudnick became the Sub-Adviser to the Portfolio.

     ROSZEL/FRANKLIN MID CAP GROWTH PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell Midcap Growth Index, for the one year period ended January 31, 2006 and underperformed its benchmark for the three year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 2nd, 4th, and 4th quintiles, respectively, relative to its Comparable Group, and the 2nd, 4th, and 5th quintiles, respectively, relative to its Competitor Group. In noting the poor overall performance of the Portfolio, the Board considered the fact that the Portfolio had outperformed its benchmark for the period since Franklin became the Portfolio's Sub-Adviser, May 1, 2005.

     ROSZEL/NWQ SMALL CAP VALUE PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 1st quintiles relative to its Competitor Group. Rankings relative to the Portfolio's Comparable Group were not available due to the small number of peer funds composing the Comparable Group.

     ROSZEL/DELAWARE SMALL-MID CAP GROWTH PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 2500 Growth Index, for the one year period ended January 31, 2006 and underperformed its benchmark for the three year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 1st, 1st, and 3rd quintiles, respectively, relative to its Comparable Group, and the 2nd, 3rd, and 4th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/LAZARD INTERNATIONAL PORTFOLIO

     The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group.


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     ROSZEL/WILLIAM BLAIR INTERNATIONAL PORTFOLIO

     The Portfolio outperformed its benchmark, the MSCI EAFE Index, for the one year period ended January 31, 2006 and underperformed its benchmark for the three year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 2nd, 3rd, and 3rd quintiles, respectively, relative to its Comparable Group, and the 2nd, 3rd, and 3rd quintiles, respectively, relative to its Competitor Group.

     ROSZEL/LORD ABBETT GOVERNMENT SECURITIES PORTFOLIO

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Government Master Bond Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 3rd, 1st, and 3rd quintiles, respectively, relative to its Comparable Group, and the 3rd quintiles relative to its Competitor Group.

     ROSZEL/MLIM FIXED-INCOME PORTFOLIO

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. Domestic Master Bond Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group.

ADVISORY FEES, SUB-ADVISORY FEES AND TOTAL EXPENSES

     The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to the Sub-Advisors. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

     The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group (except in the cases of the Roszel/Lazard International Portfolio and the Roszel/William Blair International Portfolio, where each Portfolio's actual total expenses were lower than the median actual total expenses of its peer group and in the case of the Roszel/NWQ Small Cap Value Portfolio whose total expenses were at the median of its peer group ). However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2007 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

     The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The information was provided on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it has lost money on the operation of the Trust on an overall basis and that it estimated a loss for all but four of the Portfolios (the four Portfolios are not used in the Consults Annuity and are described in a separate report). Significant consideration was also given to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2007, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board concluded that the level of profitability of a Sub-Adviser is not as


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significant as the profitability of Roszel Advisors because Roszel Advisors compensates the Sub-Advisers out of its management fee. In addition, the Board considered that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios. The Board also noted that there is an arm's length negotiation between Roszel Advisors and an unaffiliated Sub-Adviser.

     The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio. The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that although total net assets for the Portfolios have generally increased, a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it lost money on the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisory level with respect to the Management Agreements and the sub-advisory level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

CONCLUSIONS

     At the March 9, 2006 meeting, the Board having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreements with respect to each Portfolio through March 31, 2007 and
(2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2007, and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in its respective Management Agreement and Sub-Advisory Agreement.

MAY 16, 2006 MEETING

     At the meeting held May 16, 2006, the Board discussed and approved a new Sub-advisory Agreement for the Roszel/MLIM Fixed Income Portfolio and the Roszel/MLIM Relative Value Portfolio (the "New Sub-advisory Agreements").

     As noted above, Merrill Lynch Investment Managers, L.P. ("MLIM") is the sub-adviser for the Portfolios. BlackRock, Inc. and Merrill Lynch & Co., Inc. ("ML & Co."), the parent company of both MLIM and Roszel Advisors, have agreed to a transaction (the "Transaction") to combine MLIM and certain of its other affiliates with BlackRock, Inc. to form a new asset management company ("New BlackRock"). The Board considered a New Sub-advisory Agreement for the two Portfolios because the investment sub-advisory agreements currently in effect (the "Current Sub-advisory Agreements") will terminate upon completion of the Transaction because, as required by the 1940 Act, the Current Sub-advisory Agreements provide for automatic termination upon their "assignment." Under the 1940 Act, a change in control of an investment adviser (including a sub-adviser) constitutes an "assignment." The completion of the Transaction, therefore, will result in the assignment of the Current Sub-advisory Agreements, and their automatic termination.


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     To assist the Board in its consideration of the New Sub-advisory
Agreements, MLIM provided materials and information about BlackRock, the Transaction, and New BlackRock. The Board also considered the information that had been provided to it before and at the March 9, 2006 meeting, where the Board approved the continuation of the Current Sub-advisory Agreements. At the May 16, 2006 meeting, Roszel Advisors informed the Board that, in its view, none of the factors that the Board considered in approving the continuation of the Current Sub-advisory Agreements at the March 9, 2006 meeting would be affected in any significant way by the Transaction.

THE EFFECT OF THE TRANSACTION ON THE PORTFOLIOS AND THEIR PORTFOLIO MANAGEMENT TEAMS

     At the May 16, 2006 meeting, the Board considered the effect of the Transaction on the Portfolios and the current portfolio management teams at MLIM responsible for day-to-day management of the Portfolios. The Board considered information about BlackRock, the Transaction, and New BlackRock. MLIM outlined the strategic rationale for the Transaction and its view that the Transaction will provide advantages for clients. In addition, Roszel Advisors provided information on the Transaction and its expected impact on the Portfolios. Roszel Advisors informed the Board that, in its view, none of factors that the Board considered in approving the continuation of the Current Sub-advisory Agreements at the March 9, 2006 meeting would be affected in any significant way by the Transaction. Roszel Advisors noted that the effect of the Transaction could not be fully known until after the closing and the integration of MLIM and BlackRock. Roszel Advisors informed the Board that although a small number of personnel changes had been announced as a result of the Transaction, none of those changes affected the current portfolio management teams for the Portfolios. Roszel Advisors informed the Board that it would continue to monitor the transition and its effect on the Portfolios.

     The Board concluded that it was appropriate to approve the New Sub-advisory Agreements to maintain the current portfolio management teams and continue to review those teams and any changes related to the Portfolio as a result of the Transaction.

NATURE, EXTENT AND QUALITY OF SERVICES

     The Board considered the nature, extent and quality of services provided to the Portfolios.

     The Board considered that the nature and extent of services to be provided by New BlackRock under the New Sub-advisory Agreements are the same as the nature and extent of services currently provided by MLIM under the Current Sub-advisory Agreements. Under each Current Sub-advisory Agreement, MLIM is responsible for managing the investment operations and the composition of the Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, MLIM is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that the Portfolios may hold or contemplate purchasing, as Roszel Advisors or the Trust may reasonably request; (3) apprising the Trust of important developments materially affecting the Portfolios and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolios in a manner consistent with its policies. Under the New Sub-advisory Agreements, New BlackRock has the same responsibilities and thus will be responsible for providing the same nature and extent of services as provided by MLIM.

     With respect to quality of services, the Board considered that there were currently no proposed changes to the current portfolio management teams responsible for the day-to-day management of the Portfolios. The Board also considered that New BlackRock will have additional resources and expertise which may positively affect the quality of services provided to the Portfolios over time.


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     The Board concluded that approval of the New Sub-advisory Agreements was appropriate in light of the representation that no immediate changes were planned for the current portfolio management teams and that the transition may provide opportunities to improve the nature, extent and quality of services provided to the Portfolios.

INVESTMENT PERFORMANCE

     At the May 16, 2006 meeting, the Board reviewed information provided by Roszel Advisors with respect to each Portfolio's performance compared to its benchmark index for the one-year period ended April 30, 2006, the three-year period ended April 30, 2006, and the period covering the Portfolio's inception date through April 30, 2006. Each Portfolio underperformed its benchmark for the periods.

     At the March 9, 2006 meeting, the Board reviewed information provided by Roszel Advisors with respect to each Portfolio's performance compared to its benchmark index for the one year period ended January 31, 2006, the three-year period ended January 31, 2006, and the period covering the Portfolio's inception date through January 31, 2006. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all of the competitors of each Portfolio in the variable insurance sector based on investment style ("Competitor Group"). The Board was also provided with statistics for the benchmark returns for various broad market indicators. Each Portfolio underperformed its benchmark index and the performance of the Comparable Group and the Competitor Group.

     In reviewing performance, the Board considered the size of each Portfolio (for each Portfolio, approximately $13 million in net assets as of December 31, 2005) and the fact that the Portfolios are designed for use in the Consults annuity and therefore are sub-advised by investment managers that are part of the Merrill Lynch Consults managed brokerage account program (the "Consults Program").

     At the March 9, 2006 meeting, the Board concluded that continuation of the Current Sub-advisory Agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset size of each Portfolio, the relationship between the Portfolios and the Consults Program, and the steps taken by Roszel Advisors to monitor and improve performance. At the May 16, 2006 meeting, the Board concluded that investment performance had not changed materially since the March 9, 2006 meeting, and that the Transaction provided the possibility of additional resources and expertise relating to the investment management of the Portfolio.

ADVISORY FEES, SUB-ADVISORY FEES AND TOTAL EXPENSES

     At the March 9, 2006 meeting, the Board considered the management fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to MLIM. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

     The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its Comparable Group and Competitor Group. However, significant consideration also given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2007 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted


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accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were at the lower end of the net asset range for the Comparable Group and the Competitor Group.

     At the May 16, 2006 meeting, the Board considered that the fees would not change as a result of the Transaction or the New Sub-advisory Agreements.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

     At the March 9, 2006 meeting, the Board considered that MLIM's profits were likely to be relatively modest in light of the net asset levels of the Portfolios.

     At the May 16, 2006 meeting, the Board considered that Roszel Advisors stated that it did not expect the factors considered at the March 9, 2006 meeting to be significantly different under the New Sub-advisory Agreements.

ANCILLARY BENEFITS

     At the March 9, 2006 meeting, the Board reviewed information provided by Roszel Advisors and MLIM with respect to any indirect benefits MLIM receives as a result of its relationship with the Portfolios. The Board considered MLIM's brokerage policies, including any benefits received from soft dollar arrangements. The Board concluded that the benefits derived by MLIM were reasonable and consistent with the types of benefits generally derived by sub-advisers to mutual funds.

     At the May 16, 2006 meeting, the Board considered that Roszel Advisors stated that it did not expect the factors considered at the March 9, 2006 meeting to be significantly different under the New Sub-advisory Agreements.

ECONOMIES OF SCALE

     At the March 9, 2006 meeting, the Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that although total net assets for the Portfolios have generally increased, a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it lost money on the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisory level with respect to the Management Agreements and the sub-advisory level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

     At the May 16, 2006 meeting, the Board considered that Roszel Advisors stated that it did not expect the factors considered at the March 9, 2006 meeting to be significantly different under the New Sub-advisory Agreements.

CONCLUSION

Based on its evaluation of all the factors it deemed to be material, including the factors described above, and assisted by the advice of independent counsel, the Board concluded that it would be appropriate for New BlackRock to serve, after the Transaction, as sub-adviser to the Portfolios pursuant to the New Sub-advisory Agreements. Accordingly, the Board unanimously approved the New Sub-advisory Agreements.


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TRUSTEES AND OFFICERS

Deborah J. Adler
PRESIDENT

Robert M. Bordeman
INDEPENDENT TRUSTEE

Lisa Wilhelm Haag
INDEPENDENT TRUSTEE

Kevin J. Tierney
INDEPENDENT TRUSTEE AND CHAIRPERSON OF THE BOARD

J. David Meglen
VICE-PRESIDENT

Jerome J. Davies
TREASURER AND CHIEF FINANCIAL OFFICER

Ann M. Strootman
TREASURER AND CHIEF FINANCIAL OFFICER*

Barry G. Skolnick
SECRETARY AND CHIEF COMPLIANCE OFFICER

Frances C. Grabish
ASSISTANT SECRETARY

INVESTMENT MANAGER

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

ADMINISTRATOR

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

*    Effective July 17, 2006

     Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

     This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

     The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222                                 # 101199RR-0606

MLIG VARIABLE
INSURANCE TRUST

Roszel/Lord Abbett Affiliated Portfolio
Roszel/Allianz CCM Capital Appreciation Portfolio
Roszel/Lord Abbett Mid Cap Value Portfolio
Roszel/Seligman Mid Cap Growth Portfolio
Roszel/Allianz NFJ Small Cap Value Portfolio
Roszel/JPMorgan Small Cap Growth Portfolio
Roszel/Delaware Trend Portfolio
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio
Roszel/Lord Abbett Bond Debenture Portfolio
Roszel/Marsico Large Cap Growth Portfolio

                                                              Semi-Annual Report
                                                                   June 30, 2006

To Our Shareholders:

As policy makers grapple with the balance between economic growth and incipient inflation, economic news and monetary policy are receiving more detailed press attention than anytime in recent memory. Many market participants, anticipating an adverse impact from a long string of rate increases by the Federal Reserve and from more recent monetary tightening by foreign central banks, have speculated about the possibility of deteriorating performance in the markets, asset classes and investment styles that did best from 2003 through 2005. Thus far in 2006, we have seen some of this deterioration in the bond market, where sharply rising long-term interest rates have generated losses in most sectors. The equity markets, however, chug along, benefiting from a still robust global economy and the persistence of strong growth in corporate earnings.

During the first half of 2006, the S&P 500 advanced 2.7%. This is on pace with the mid-single digit returns registered in 2005, but well below the returns of 2003-2004. For the past several years, value stocks (stocks of those companies trading at a lower multiple of the companies' earnings or book values) and the stocks of smaller companies have been the big winners. In 2006, both continued their winning ways. The Russell 3000 Value index gained 6.9%, as the Russell 3000 Growth index slid -0.3%. The Russell 2000 index (the smallest 2000 companies in the Russell 3000) advanced 8.2%, while the Russell Top 200 index (the 200 largest) only gained 1.9%.

Despite the generally positive results, there were signs of weakness in the U.S. equity markets. The positive trends that shaped 2005 continued through early May, at which time a deep correction drove many stocks and most indexes to levels below the start of the year. Only a sharp pickup over the last two weeks in June saved performance.

International stocks continued to outperform their U.S. counterparts. The MSCI EAFE index rose 10.5%, for the first half of 2006. Non-U.S. equities displayed the same pattern as in the U.S., reaching 2006 lows with a sharp decline from May to mid June, followed by a quick snap back. Emerging market stocks did worse. The MSCI Emerging Markets index returned 7.3% overall, but some of the riskier individual markets, which had huge gains from 2003 to 2005, posted losses.

Investors have been waiting for the Federal Reserve's tighter monetary policy to have an impact on long-term interest rates. The combination of a higher Fed Funds rate and an up tick in inflation expectations has finally pushed long rates to their highest levels in four years. On June 30, the ten-year U.S. Treasury rate stood at 5.14%, up from 4.40% at year end. As a result, the Merrill Lynch Domestic Master Bond Index (a proxy for the performance of the U.S. bond market) lost -0.8%. Among investment-grade sectors, mortgages did best (-0.1% for the ML Mortgage index), and corporates performed worst (-1.5% for the ML Corporate index), as widening credit spreads compounded the effect of rising interest rates. High yield bonds actually outperformed investment-grade (3.0% for the ML High Yield index), since higher coupon yields more than offset rising rates and tightening spreads. On the short end of the maturity spectrum, Treasury bills returned 2.2%.

The first six months of 2006 proved to be a difficult environment for many investment managers. The risk-tolerant equity approaches that worked from January through April did not work in May and June, and overall market volatility was on the rise. It remains to be seen if the recent correction signals a shift to a late-cycle market, in which relative performance favors larger, higher quality stocks versus smaller, riskier companies. This would be a reversal of a trend favoring riskier assets, which has been in place since late 2002. Also to be seen are the number and magnitude of remaining Federal Reserve rate increases, which will help determine the course of interest rates and the credit cycle.

On the following pages you will find information from each of the MLIG Variable Insurance Trust's portfolio managers, discussing market conditions and the factors that shaped the performance of each Portfolio during the first six months of 2006.

Roszel Advisors, LLC.                    MLIG Variable Insurance Trust


/s/ John R. Manetta                      /s/ Deborah J. Adler
--------------------------------------   ---------------------------------------
John R. Manetta                          Deborah J. Adler
President and Chief Investment Officer   President

----------
     THE VIEWS EXPRESSED IN THE "PORTFOLIO MANAGER'S COMMENTARY" FOR EACH PORTFOLIO OF THE TRUST ARE THOSE OF THE PORTFOLIO'S INVESTMENT MANAGER AND ARE NOT NECESSARILY THE OPINIONS OF ROSZEL ADVISORS, LLC OR THE INVESTMENT MANAGER OF ANY OTHER PORTFOLIO OF THE TRUST. THE VIEWS AND PORTFOLIO HOLDINGS ARE AS OF JUNE 30, 2006, AND MAY HAVE CHANGED SINCE THAT DATE.

     IN ADDITION TO HISTORICAL INFORMATION, THE PORTFOLIO MANAGER'S COMMENTARY FOR A PORTFOLIO MAY INCLUDE FORWARD-LOOKING STATEMENTS. THESE STATEMENTS MAY DISCUSS THE IMPACT OF DOMESTIC AND FOREIGN MARKETS, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS, AND GOVERNMENTAL REGULATIONS OF THE PORTFOLIO AND ITS HOLDINGS. SUCH STATEMENTS ARE SUBJECT TO UNCERTAINTY AND THE IMPACT ON A PORTFOLIO MAY BE MATERIALLY DIFFERENT FROM WHAT IS DESCRIBED HEREIN. THE INVESTMENT MANAGER OF A PORTFOLIO HAS NO OBLIGATION TO UPDATE OR REVISE THESE STATEMENTS.

     INVESTMENT IN A PORTFOLIO OF THE TRUST IS SUBJECT TO INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL. FOR A DETAILED DESCRIPTION OF THE RISKS ASSOCIATED WITH A PARTICULAR PORTFOLIO, PLEASE REFER TO THE PROSPECTUS FOR THE TRUST.

TABLE OF CONTENTS

PORTFOLIO EXPENSES, PORTFOLIO MANAGER'S COMMENTARY, PERFORMANCE INFORMATION,
     PORTFOLIO SUMMARY AND SCHEDULE OF INVESTMENTS:

   Notes to Performance Information                                            4
   About Your Portfolio's Expenses                                             5
   Roszel/Lord Abbett Affiliated Portfolio                                     7
   Roszel/Allianz CCM Capital Appreciation Portfolio                          11
   Roszel/Lord Abbett Mid Cap Value Portfolio                                 15
   Roszel/Seligman Mid Cap Growth Portfolio                                   19
   Roszel/Allianz NFJ Small Cap Value Portfolio                               25
   Roszel/JPMorgan Small Cap Growth Portfolio                                 29
   Roszel/Delaware Trend Portfolio                                            34
   Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                         38
   Roszel/Lord Abbett Bond Debenture Portfolio                                49
   Roszel/Marsico Large Cap Growth Portfolio                                  57

STATEMENTS OF ASSETS AND LIABILITIES                                          61

STATEMENTS OF OPERATIONS                                                      65

STATEMENTS OF CHANGES IN NET ASSETS                                           69

FINANCIAL HIGHLIGHTS                                                          74

NOTES TO FINANCIAL STATEMENTS                                                 80

BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS                           85

MLIG VARIABLE INSURANCE TRUST
NOTES TO PERFORMANCE INFORMATION

Performance information for each Portfolio of the MLIG Variable Insurance Trust as shown on the following pages, compares each Portfolio's performance to that of one or more broad-based securities indexes. The indexes are unmanaged, not subject to fees and expenses associated with actively-managed mutual funds and not available for direct investment. Total returns are based on changes in net asset values for the periods shown, and assumes reinvestment of all dividends and capital gains distributions (if any) for each Portfolio at net asset value on the ex-dividend date. Total returns include the effect of expense reductions resulting from advisory fee waivers, expense reimbursements in excess of expense limitations and commission recapture agreements, if any (see Notes to Financial Statements). Total returns would have been lower without expense reductions. Total returns do not include insurance company separate account related fees and expenses. Such fees and expenses would reduce the overall returns shown. Total returns and principal values will fluctuate such that shares, when redeemed, may be worth more or less than their original cost. Past results shown should not be considered a representation of future performance.

DESCRIPTION OF SECURITIES INDEXES

MERRILL LYNCH U.S. DOMESTIC MASTER BOND INDEX is a capitalization weighted aggregation of outstanding U.S. Treasury, agency and supranational, mortgage pass-through, and investment grade corporate bonds meeting specified selection criteria.

MERRILL LYNCH U.S. HIGH YIELD MASTER II INDEX consists of all
U.S.-dollar-denominated high-yield bonds with a minimum outstanding amount of $100 million and maturing over one year. The quality rating is less than BBB.

RUSSELL 1000 INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 1000 GROWTH INDEX measures the performance of companies in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000 VALUE INDEX measures the performance of companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2000 GROWTH INDEX measures the performance of the small-cap growth segment of the U.S. equity universe.

RUSSELL 2000 VALUE INDEX measures the performance of companies in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth values.

RUSSELL 2500 GROWTH INDEX measures the performance of companies in the Russell 2500 Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP GROWTH INDEX measures the performance of companies in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP VALUE INDEX measures the performance of companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values.

S&P 500 INDEX is based on the value of common stocks of 500 of the largest U.S. industrial, transportation, utility and financial companies deemed by Standard and Poor's to be representative of the larger capitalization portion of the U.S. stock market. The index is capitalization weighted, thereby giving greater weight to companies with the largest market capitalizations.

3-MONTH TREASURY BILL INDEX is representative of the average yield of three-month U.S. Treasury Bills.

MLIG VARIABLE INSURANCE TRUST
ABOUT YOUR PORTFOLIO'S EXPENSES (UNAUDITED)

Each Portfolio of the Trust serves as an investment option for variable annuity or variable life insurance contract owners ("contract investment options"). As a contract owner investing in a Portfolio, you incur ongoing Portfolio costs, including management fees and other expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other contract investment options.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period ended June 30, 2006 and held for the entire six-month period. The examples do not reflect variable annuity or variable life insurance contract fees and charges, such as sales charges (loads), insurance charges or administrative charges ("contract fees and charges"). If contract fees and charges were included, the costs shown would be higher.

BASED ON ACTUAL PORTFOLIO RETURN

The section below provides information about account values and expenses of each Portfolio(1). You may use the information in this section, together with the amount you invested, to estimate the Portfolio expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the Portfolio expenses you paid on your account during this period.

                                                    BEGINNING     ENDING                     ANNUALIZED
                                                     ACCOUNT     ACCOUNT     EXPENSES PAID    SIX-MONTH
                                                      VALUE       VALUE     DURING PERIOD*     EXPENSE
                                                      1/1/06     6/30/06    1/1/06-6/30/06      RATIO
                                                    ---------   ---------   --------------   ----------
Roszel/Lord Abbett Affiliated Portfolio             $1,000.00   $1,053.00        $5.55         1.09%
Roszel/Allianz CCM Capital Appreciation Portfolio    1,000.00    1,019.60         5.16         1.03
Roszel/Lord Abbett Mid Cap Value Portfolio           1,000.00    1,006.10         5.67         1.14
Roszel/Seligman Mid Cap Growth Portfolio             1,000.00      985.50         4.92         1.00
Roszel/Allianz NFJ Small Cap Value Portfolio         1,000.00    1,117.60         5.99         1.14
Roszel/JPMorgan Small Cap Growth Portfolio           1,000.00    1,078.80         6.44         1.25
Roszel/Delaware Trend Portfolio                      1,000.00    1,007.90         5.63         1.13
Roszel/Lord Abbett Bond Debenture Portfolio          1,000.00    1,020.90         5.51         1.10
Roszel/Marsico Large Cap Growth Portfolio            1,000.00      991.10         5.43         1.10

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

(1) THE ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO COMMENCED INVESTMENT OPERATIONS ON JUNE 29, 2006. THE FUND HAD ACCRUED NO EXPENSES THROUGH JUNE 30, 2006.

BASED ON HYPOTHETICAL RETURN

The section below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return.(1) The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information to compare the ongoing costs of investing in the Portfolio and other contract investment options. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other contract investment options.

                                                    BEGINNING     ENDING                     ANNUALIZED
                                                     ACCOUNT     ACCOUNT     EXPENSES PAID    SIX-MONTH
                                                      VALUE       VALUE     DURING PERIOD*     EXPENSE
                                                      1/1/06     6/30/06    1/1/06-6/30/06      RATIO
                                                    ---------   ---------   --------------   ----------
Roszel/Lord Abbett Affiliated Portfolio             $1,000.00   $1,019.39        $5.46          1.09%
Roszel/Allianz CCM Capital Appreciation Portfolio    1,000.00    1,019.69         5.16          1.03
Roszel/Lord Abbett Mid Cap Value Portfolio           1,000.00    1,019.14         5.71          1.14
Roszel/Seligman Mid Cap Growth Portfolio             1,000.00    1,019.84         5.01          1.00
Roszel/Allianz NFJ Small Cap Value Portfolio         1,000.00    1,019.14         5.71          1.14
Roszel/JPMorgan Small Cap Growth Portfolio           1,000.00    1,018.60         6.26          1.25
Roszel/Delaware Trend Portfolio                      1,000.00    1,019.19         5.66          1.13
Roszel/Lord Abbett Bond Debenture Portfolio          1,000.00    1,019.34         5.51          1.10
Roszel/Marsico Large Cap Growth Portfolio            1,000.00      991.10         5.43          1.10

----------
* THESE CALCULATIONS ARE BASED ON EXPENSES INCURRED IN THE MOST RECENT FISCAL HALF-YEAR. THE DOLLAR AMOUNTS SHOWN AS "EXPENSES PAID DURING PERIOD" ARE EQUAL TO THE PORTFOLIO'S ANNUALIZED EXPENSE RATIO MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 181/365 (TO REFLECT THE ONE-HALF YEAR PERIOD).

(1) THE ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO COMMENCED INVESTMENT OPERATIONS ON JUNE 29, 2006. THE FUND HAD ACCRUED NO EXPENSES THROUGH JUNE 30, 2006.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL ADVISORS/LORD ABBETT AFFILIATED PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

     At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

     The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

     The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     For the six month period ended June 30, 2006, the portfolio underperformed the Russell 1000 Value Index. Stock selection within the health care sector detracted from the portfolio's performance relative to the Russell 1000 Value Index, with Boston Scientific, a medical instrument and supply company and Teva Pharmaceutical, a generic drug manufacturer, posting negative returns for the six month period. Both were impacted by stock specific issues that are believed to be temporary and expected to resolve themselves positively. The portfolio's underweight within the integrated oils sector relative to the Index hurt performance, as rising oil prices boosted related stocks. In the materials and processing sector, the portfolio's lack of exposure to Archer Daniels Midland, an agricultural services company, and Nucor, a steel manufacturer, detracted from performance, as these companies were strong performers for the period. Archer Daniels Midland benefited from investor speculation surrounding ethanol, an alternative fuel source that could help alleviate the United States' dependence on foreign oil. Nucor benefited from strong global steel prices during the six month period. Lastly, stock selection within the financial services sector detracted from performance, as the portfolio lacked a position in two well-performing financial institutions, Wells Fargo and Goldman Sachs. These companies benefited from healthy capital markets activity and low credit costs.

     Conversely, stock selection within the producer durables sector contributed to the portfolio's performance relative to the Index. Caterpillar, a farm and construction machinery company, and Parker Hannifin and Emerson Electric, both industrial equipment companies, performed well during the six month period as a result of increased demand for their respective products. The portfolio also benefited from stock selection in the other energy sector relative to the Index. Demand for Schlumberger and Baker Hughes' oil services strengthened during the semiannual period as exploration and production increased throughout the world. In addition, stock selection within the consumer staples sector contributed to performance relative to the Index, with major food manufacturer Campbell Soup and grocery store chain Kroger leading the way. Campbell reported better than expected results for the first quarter of 2006, which were primarily driven by strong soup sales in the United States. Kroger's sales were solid early in the six month period, outpacing its biggest competitors.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                       SINCE
                                          SIX MONTHS++   ONE YEAR   INCEPTION+
                                          ------------   --------   ----------
Roszel/Lord Abbett Affiliated Portfolio       5.30%       12.17%      12.80%
S&P 500 Index                                 2.71%        8.63%      12.86%
Russell 1000 Value Index                      6.56%       12.10%      17.57%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    MAY 1, 2003.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                PERCENTAGE
TOP TEN HOLDINGS**            OF NET ASSETS
---------------------------   -------------
Exxon Mobil Corp.                  4.6%
Procter & Gamble Co.               3.7
Wyeth                              2.6
Novartis AG, ADR                   2.4
Kraft Foods, Inc. (Class A)        2.3
Schlumberger Ltd.                  2.2
Pfizer, Inc.                       2.1
Newmont Mining Corp.               2.1
AT&T, Inc.                         2.1
General Electric Co.               2.0
                                  ----
   Total                          26.1%

                                PERCENTAGE
HOLDINGS BY SECTOR            OF NET ASSETS
---------------------------   -------------
Consumer Staples                   18.5%
Health Care                        16.9
Industrials                        16.5
Financials                         14.7
Energy                              8.6
Materials                           7.1
Telecommunication Services          4.4
Utilities                           4.2
Consumer Discretionary              3.5
Information Technology              3.3
Investment Companies                1.4
Other#                              0.9
                                  -----
   Total                          100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                            -------   ----------
COMMON STOCKS--97.7%
CONSUMER DISCRETIONARY--3.5%
AUTOMOBILES--0.4%
Honda Motor Co. Ltd., ADR                                     4,700   $  149,554
                                                                      ----------
INTERNET & CATALOG RETAIL--0.7%
IAC/InterActiveCorp. *                                       10,150      268,873
                                                                      ----------
MEDIA--2.1%
Comcast Corp. (Class A Non-Voting) *                         18,744      614,429
Tribune Co.                                                   4,947      160,431
                                                                      ----------
                                                                         774,860
                                                                      ----------
MULTILINE RETAIL--0.3%
Federated Department Stores, Inc.                             2,700       98,820
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                        1,292,107
                                                                      ----------
CONSUMER STAPLES--18.5%
BEVERAGES--5.1%
Anheuser-Busch Cos., Inc.                                     4,300      196,037
Coca-Cola Co. (The)                                          10,300      443,106
Coca-Cola Enterprises, Inc.                                   7,800      158,886
Diageo plc, ADR                                               8,304      560,935
PepsiCo, Inc.                                                 8,497      510,160
                                                                      ----------
                                                                       1,869,124
                                                                      ----------
FOOD & STAPLES RETAILING--2.7%
Kroger Co. (The)                                             31,200      682,032
Wal-Mart Stores, Inc.                                         6,200      298,654
                                                                      ----------
                                                                         980,686
                                                                      ----------
FOOD PRODUCTS--4.5%
Campbell Soup Co.                                            17,300      642,003
Kellogg Co.                                                   3,000      145,290
Kraft Foods, Inc. (Class A)                                  27,834      860,071
                                                                      ----------
                                                                       1,647,364
                                                                      ----------
HOUSEHOLD PRODUCTS--6.2%
Clorox Co.                                                    6,600      402,402
Kimberly-Clark Corp.                                          8,900      549,130
Procter & Gamble Co.                                         24,147    1,342,573
                                                                      ----------
                                                                       2,294,105
                                                                      ----------
   TOTAL CONSUMER STAPLES                                              6,791,279
                                                                      ----------
ENERGY--8.6%
ENERGY EQUIPMENT & SERVICES--3.3%
Baker Hughes, Inc.                                            4,597      376,264
Schlumberger Ltd.                                            12,554      817,391
                                                                      ----------
                                                                       1,193,655
                                                                      ----------
OIL & GAS--5.3%
El Paso Corp.                                                16,900      253,500
Exxon Mobil Corp.                                            27,644    1,695,960
                                                                      ----------
                                                                       1,949,460
                                                                      ----------
   TOTAL ENERGY                                                        3,143,115
                                                                      ----------
FINANCIALS--14.7%
CAPITAL MARKETS--1.5%
Bank of New York Co., Inc. (The)                             17,144      552,037
                                                                      ----------
COMMERCIAL BANKS--2.3%
BB&T Corp.                                                      200   $    8,318
Commerce Bancorp, Inc.                                        4,600      164,082
Marshall & Ilsley Corp.                                       3,000      137,220
National City Corp.                                           1,600       57,904
PNC Financial Services Group, Inc.                            2,600      182,442
SunTrust Banks, Inc.                                          3,800      289,788
                                                                      ----------
                                                                         839,754
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--5.9%
Bank of America Corp.                                        14,096      678,017
Citigroup, Inc.                                              14,224      686,166
JPMorgan Chase & Co.                                         14,053      590,226
Mitsubishi UFJ Financial Group, Inc., ADR                    13,700      191,115
                                                                      ----------
                                                                       2,145,524
                                                                      ----------
INSURANCE--3.9%
ACE Ltd.                                                      3,000      151,770
Aflac, Inc.                                                   9,100      421,785
Allstate Corp. (The)                                          2,500      136,825
American International Group, Inc.                            7,759      458,169
Chubb Corp.                                                     700       34,930
XL Capital Ltd. (Class A)                                     3,900      239,070
                                                                      ----------
                                                                       1,442,549
                                                                      ----------
THRIFTS & MORTGAGE FINANCE--1.1%
Federal Home Loan Mortgage Corp.                              2,800      159,628
Federal National Mortgage Assn.                               3,800      182,780
Washington Mutual, Inc.                                       1,400       63,812
                                                                      ----------
                                                                         406,220
                                                                      ----------
   TOTAL FINANCIALS                                                    5,386,084
                                                                      ----------
HEALTH CARE--16.9%
BIOTECHNOLOGY--0.5%
MedImmune, Inc. *                                             6,000      162,600
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES--3.0%
Baxter International, Inc.                                   13,518      496,921
Boston Scientific Corp. *                                    25,100      422,684
Medtronic, Inc.                                               3,800      178,296
                                                                      ----------
                                                                       1,097,901
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--0.1%
Medco Health Solutions, Inc.*                                   900       51,552
                                                                      ----------
PHARMACEUTICALS--13.3%
Abbott Laboratories                                           4,300      187,523
AstraZeneca plc, ADR                                          5,100      305,082
GlaxoSmithKline plc, ADR                                      8,900      496,620
Johnson & Johnson                                             4,600      275,632
Merck & Co., Inc.                                             6,601      240,474
Novartis AG, ADR                                             16,422      885,474
Pfizer, Inc.                                                 33,600      788,592
Sanofi-Aventis, ADR                                           4,800      233,760
Schering-Plough Corp.                                        11,822      224,973
Teva Pharmaceutical Industries Ltd., ADR                      9,400      296,946
Wyeth                                                        21,394      950,108
                                                                      ----------
                                                                       4,885,184
                                                                      ----------
   TOTAL HEALTH CARE                                                   6,197,237
                                                                      ----------

See Notes to Financial Statements.

                                                            SHARES      VALUE
                                                           -------   -----------
INDUSTRIALS--16.5%
AEROSPACE & DEFENSE--4.3%
Boeing Co.                                                   1,700   $   139,247
General Dynamics Corp.                                       4,500       294,570
Honeywell International, Inc.                                5,100       205,530
Lockheed Martin Corp.                                        1,600       114,784
Northrop Grumman Corp.                                       3,600       230,616
Raytheon Co.                                                11,700       521,469
Rockwell Collins, Inc.                                       1,200        67,044
                                                                     -----------
                                                                       1,573,260
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES--1.5%
Waste Management, Inc.                                      15,666       562,096
                                                                     -----------
CONSTRUCTION & ENGINEERING--1.2%
Fluor Corp.                                                  4,800       446,064
                                                                     -----------
ELECTRICAL EQUIPMENT--1.8%
Emerson Electric Co.                                         7,867       659,333
                                                                     -----------
INDUSTRIAL CONGLOMERATES--2.0%
General Electric Co.                                        22,300       735,008
                                                                     -----------
MACHINERY--4.5%
Caterpillar, Inc.                                            6,942       517,040
Deere & Co.                                                  4,006       334,461
Dover Corp.                                                    700        34,601
Eaton Corp.                                                  2,752       207,501
Illinois Tool Works, Inc.                                    1,300        61,750
Pall Corp.                                                   3,300        92,400
Parker Hannifin Corp.                                        5,213       404,529
                                                                     -----------
                                                                       1,652,282
                                                                     -----------
ROAD & RAIL--1.2%
Union Pacific Corp.                                          4,546       422,596
                                                                     -----------
   TOTAL INDUSTRIALS                                                   6,050,639
                                                                     -----------
INFORMATION TECHNOLOGY--3.3%
COMPUTERS & PERIPHERALS--1.8%
Hewlett-Packard Co.                                         13,200       418,176
Sun Microsystems, Inc. *                                    54,200       224,930
                                                                     -----------
                                                                         643,106
                                                                     -----------
IT SERVICES--1.5%
Automatic Data Processing, Inc.                             12,500       566,875
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY                                        1,209,981
                                                                     -----------
MATERIALS--7.1%
CHEMICALS--1.6%
Monsanto Co.                                                 2,936       247,182
Praxair, Inc.                                                5,908       319,032
                                                                     -----------
                                                                         566,214
                                                                     -----------
METALS & MINING--3.6%
Barrick Gold Corp.                                          18,900       559,440
Newmont Mining Corp.                                        14,559       770,608
                                                                     -----------
                                                                       1,330,048
                                                                     -----------
PAPER & FOREST PRODUCTS--1.9%
International Paper Co.                                     21,978       709,889
                                                                     -----------
   Total Materials                                                     2,606,151
                                                                     -----------
TELECOMMUNICATION SERVICES--4.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.4%
AT&T, Inc.                                                  27,087   $   755,457
BellSouth Corp.                                              9,900       358,380
Sprint Nextel Corp.                                          6,300       125,937
Verizon Communications, Inc.                                11,362       380,513
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES                                    1,620,287
                                                                     -----------
UTILITIES--4.2%
ELECTRIC UTILITIES--2.2%
Entergy Corp.                                                  900        63,675
FPL Group, Inc.                                              4,000       165,520
PPL Corp.                                                    3,100       100,130
Progress Energy, Inc.                                        4,488       192,401
Southern Co. (The)                                           9,000       288,450
                                                                     -----------
                                                                         810,176
                                                                     -----------
MULTI-UTILITIES--2.0%
Ameren Corp.                                                 3,100       156,550
Consolidated Edison, Inc.                                    1,200        53,328
Dominion Resources, Inc.                                     1,000        74,790
PG&E Corp.                                                  11,400       447,792
                                                                     -----------
                                                                         732,460
                                                                     -----------
   TOTAL UTILITIES                                                     1,542,636
                                                                     -----------
TOTAL COMMON STOCKS
(Cost--$32,197,679)                                                   35,839,516
                                                                     -----------
INVESTMENT COMPANIES--1.4%
iShares Dow Jones U.S. Utilities Sector Index Fund             300        23,685
iShares MSCI Japan Index Fund                               30,100       410,564
Utilities Select Sector SPDR Fund                            2,800        90,412
                                                                     -----------
(Cost--$453,164)                                                         524,661
                                                                     -----------

                                                        PRINCIPAL
                                                          AMOUNT
                                                        ---------
SHORT-TERM SECURITIES--1.2%
REPURCHASE AGREEMENT **--1.2%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06, total to be
   received $434,892
   (Cost--$434,712)                                      $434,712       434,712
TOTAL INVESTMENTS--100.3%
(Cost--$33,085,555)                                                  36,798,889
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.3)%                          (108,038)
                                                                    -----------
NET ASSETS--100.0%                                                  $36,690,851
                                                                    ===========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:

ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Although the Federal Reserve apparently felt confident enough of economic strength to bump up short term interest rates a bit more, investors were clearly skittish. Immediately following the May meeting, the "fear factor" increased and a market sell-off began. Whether a correction or a move to shed risk, the impact was the same and all major indexes were down for the quarter.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     In this environment, the Portfolio underperformed the Russell 1000 and S&P 500 Indices for the six month period ended June 30, 2006. Strong stock selection in the energy sector benefited the portfolio. Energy-related companies continued to benefit from high commodity prices and a supply/demand imbalance. Portfolio holdings Schlumberger (oilfield services), Peabody Energy (coal), and Baker Hughes (oilfield services) were all up over 30% for the period. Crude oil closed at just under $74 a barrel on June 30 and energy was among the best performing sectors in the overall market for the first half of 2006.

     An overweight and prudent stock selection in the industrials sector also benefited the portfolio. In particular Rockwell Automation (industrial products), Caterpillar (heavy equipment) and Boeing (aerospace) were all strong performers. Boeing was up on an increase in orders.

     Conversely exposure to the healthcare sector detracted from portfolio performance, as many healthcare companies came under pressure during the second quarter of 2006. Within healthcare, there were also some company-specific issues that hurt quarterly performance, particularly among service providers. Express Scripts which has since been sold detracted significantly from performance as sustainability of earnings was questioned.

     We believe the Portfolio is currently well positioned to benefit from continued economic productivity. On a selective basis we have slightly increased exposure to industries and/or companies that are more defensive. We've also modestly trimmed technology exposure, as this sector's earnings growth continues to decelerate. It is becoming more apparent that better earnings growth does not always come from "traditional growth" sectors.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                         SINCE
                                            SIX MONTHS++   ONE YEAR   INCEPTION+
                                            ------------   --------   ----------
Roszel/Allianz CCM Capital Appreciation
   Portfolio                                    1.96%       10.11%      13.40%
S&P 500 Index                                   2.71%        8.63%      12.86%
Russell 1000 Index                              2.76%        9.08%      13.81%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    MAY 1, 2003.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
--------------------------------------   -------------
Boeing Co.                                    1.8%
Caterpillar, Inc.                             1.6
Genentech, Inc.                               1.6
Halliburton Co.                               1.6
TXU Corp.                                     1.5
Rockwell Automation, Inc.                     1.5
Robert Half International, Inc.               1.5
Cooper Industries Ltd. (Class A)              1.5
Textron, Inc.                                 1.5
Marriott International, Inc. (Class A)        1.5
                                             ----
Total                                        15.6%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
--------------------------------------   -------------
Industrials                                   19.5%
Consumer Discretionary                        17.5
Information Technology                        16.0
Health Care                                   12.9
Financials                                    12.1
Energy                                         8.7
Materials                                      5.2
Consumer Staples                               3.5
Telecommunication Services                     2.6
Utilities                                      1.5
Other#                                         0.5
                                             -----
Total                                        100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS--99.5%
CONSUMER DISCRETIONARY--17.5%
AUTO COMPONENTS--1.3%
Johnson Controls, Inc.                                      26,700   $ 2,195,274
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--6.8%
International Game Technology                               60,470     2,294,232
Las Vegas Sands Corp. *                                     32,170     2,504,756
Marriott International, Inc. (Class A)                      66,720     2,543,366
Starbucks Corp. *                                           64,260     2,426,458
Starwood Hotels & Resorts Worldwide, Inc.                   34,850     2,102,849
                                                                     -----------
                                                                      11,871,661
                                                                     -----------
MEDIA--3.8%
Comcast Corp. (Class A) *                                   69,780     2,284,597
News Corp. (Class A)                                       113,270     2,172,519
Walt Disney Co.                                             70,660     2,119,800
                                                                     -----------
                                                                       6,576,916
                                                                     -----------
MULTILINE RETAIL--3.2%
J.C. Penney Co., Inc.                                       26,850     1,812,643
Nordstrom, Inc.                                             48,420     1,767,330
Sears Holdings Corp. *                                      13,270     2,054,727
                                                                     -----------
                                                                       5,634,700
                                                                     -----------
SPECIALTY RETAIL--2.4%
Best Buy Co., Inc.                                          39,090     2,143,696
Office Depot, Inc. *                                        53,880     2,047,440
                                                                     -----------
                                                                       4,191,136
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY                                       30,469,687
                                                                     -----------
CONSUMER STAPLES--3.5%
BEVERAGES--1.2%
Anheuser-Busch Cos., Inc.                                   46,590     2,124,038
                                                                     -----------
FOOD PRODUCTS--1.1%
Archer-Daniels-Midland Co.                                  44,710     1,845,629
                                                                     -----------
TOBACCO--1.2%
Loews Corp. - Carolina Group                                42,200     2,167,814
                                                                     -----------
   TOTAL CONSUMER STAPLES                                              6,137,481
                                                                     -----------
ENERGY--8.7%
ENERGY EQUIPMENT & SERVICES--6.5%
Baker Hughes, Inc.                                          27,360     2,239,416
BJ Services Co.                                             56,820     2,117,114
Halliburton Co.                                             36,800     2,730,928
Noble Corp.                                                 30,450     2,266,089
Schlumberger Ltd.                                           29,420     1,915,536
                                                                     -----------
                                                                      11,269,083
                                                                     -----------
OIL & GAS--2.2%
Peabody Energy Corp.                                        33,260     1,854,245
Valero Energy Corp.                                         30,620     2,036,842
                                                                     -----------
                                                                       3,891,087
                                                                     -----------
   TOTAL ENERGY                                                       15,160,170
                                                                     -----------
FINANCIALS--12.1%
CAPITAL MARKETS--3.6%
Charles Schwab Corp. (The)                                 128,830     2,058,703
Goldman Sachs Group, Inc.                                   14,120   $ 2,124,072
Lehman Brothers Holdings, Inc.                              32,530     2,119,329
                                                                       6,302,104
COMMERCIAL BANKS--1.5%
PNC Financial Services Group, Inc.                          36,200     2,540,154
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--1.3%
Citigroup, Inc.                                             47,090     2,271,622
                                                                     -----------
INSURANCE--4.3%
Allstate Corp. (The)                                        41,180     2,253,781
Hartford Financial Services Group, Inc.                     24,690     2,088,774
Loews Corp.                                                 28,460     1,008,907
Principal Financial Group, Inc.                             38,360     2,134,734
                                                                     -----------
                                                                       7,486,196
                                                                     -----------
REAL ESTATE--1.4%
Host Hotels & Resorts, Inc.                                109,480     2,394,328
                                                                     -----------
   TOTAL FINANCIALS                                                   20,994,404
                                                                     -----------
HEALTH CARE--12.9%
BIOTECHNOLOGY--5.4%
Amgen, Inc. *                                               34,660     2,260,872
Biogen Idec, Inc. *                                         43,490     2,014,891
Genentech, Inc. *                                           33,830     2,767,294
Gilead Sciences, Inc. *                                     41,250     2,440,350
                                                                     -----------
                                                                       9,483,407
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES--2.5%
Becton Dickinson & Co.                                      34,900     2,133,437
Hospira, Inc. *                                             50,890     2,185,217
                                                                     -----------
                                                                       4,318,654
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES--1.2%
Quest Diagnostics, Inc.                                     34,760     2,082,819
                                                                     -----------
PHARMACEUTICALS--3.8%
Merck & Co., Inc.                                           62,830     2,288,897
Schering-Plough Corp.                                      110,960     2,111,569
Wyeth                                                       50,790     2,255,584
                                                                     -----------
                                                                       6,656,050
                                                                     -----------
   TOTAL HEALTH CARE                                                  22,540,930
                                                                     -----------
INDUSTRIALS--19.5%
AEROSPACE & DEFENSE--4.4%
Boeing Co.                                                  38,900     3,186,299
General Dynamics Corp.                                      33,890     2,218,440
Lockheed Martin Corp.                                       31,980     2,294,245
                                                                     -----------
                                                                       7,698,984
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES--4.0%
Monster Worldwide, Inc. *                                   47,570     2,029,336
Robert Half International, Inc.                             62,730     2,634,660
Waste Management, Inc.                                      64,100     2,299,908
                                                                     -----------
                                                                       6,963,904
                                                                     -----------
CONSTRUCTION & ENGINEERING--1.2%
Jacobs Engineering Group, Inc. *                            26,660     2,123,202
                                                                     -----------

See Notes to Financial Statements.

                                                           SHARES      VALUE
                                                          -------   ------------
ELECTRICAL EQUIPMENT--4.4%
Cooper Industries Ltd. (Class A)                           27,910   $  2,593,397
Emerson Electric Co.                                       28,980      2,428,814
Rockwell Automation, Inc.                                  36,840      2,652,848
                                                                    ------------
                                                                       7,675,059
                                                                    ------------
INDUSTRIAL CONGLOMERATES--1.5%
Textron, Inc.                                              27,710      2,554,308
                                                                    ------------
MACHINERY--2.9%
Caterpillar, Inc.                                          38,350      2,856,308
Joy Global, Inc.                                           40,890      2,129,960
                                                                    ------------
                                                                       4,986,268
                                                                    ------------
ROAD & RAIL--1.1%
Union Pacific Corp.                                        20,310      1,888,018
                                                                    ------------
   TOTAL INDUSTRIALS                                                  33,889,743
                                                                    ------------
INFORMATION TECHNOLOGY--16.0%
COMMUNICATIONS EQUIPMENT--5.0%
Cisco Systems, Inc. *                                     107,170      2,093,030
Corning, Inc. *                                            88,480      2,140,331
Harris Corp.                                               57,300      2,378,523
QUALCOMM, Inc.                                             52,180      2,090,853
                                                                    ------------
                                                                       8,702,737
                                                                    ------------
COMPUTERS & PERIPHERALS--2.5%
Hewlett-Packard Co.                                        73,020      2,313,273
International Business Machines Corp.                      26,630      2,045,717
                                                                    ------------
                                                                      4,358,990
                                                                    ------------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.3%
Agilent Technologies, Inc. *                               71,650      2,261,274
                                                                    ------------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.8%
Applied Materials, Inc.                                   137,570      2,239,640
Freescale Semiconductor, Inc. (Class B) *                  70,720      2,079,168
MEMC Electronic Materials, Inc. *                          47,070      1,765,125
Texas Instruments, Inc.                                    74,950      2,270,235
                                                                    ------------
                                                                       8,354,168
                                                                    ------------
SOFTWARE--2.4%
Citrix Systems, Inc. *                                     50,160      2,013,422
Oracle Corp. *                                            153,720      2,227,403
                                                                    ------------
                                                                       4,240,825
                                                                    ------------
   TOTAL INFORMATION TECHNOLOGY                                       27,917,994
                                                                    ------------
MATERIALS--5.2%
CHEMICALS--2.7%
Monsanto Co.                                               27,270      2,295,861
Rohm & Haas Co.                                            46,490      2,330,079
                                                                    ------------
                                                                       4,625,940
                                                                    ------------
CONSTRUCTION MATERIALS--1.3%
Vulcan Materials Co.                                       30,170      2,353,260
                                                                    ------------
METALS & MINING--1.2%
Alcoa, Inc.                                                65,300      2,113,108
                                                                    ------------
   TOTAL MATERIALS                                                     9,092,308
                                                                    ------------
TELECOMMUNICATION SERVICES--2.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.2%
AT&T, Inc.                                                 77,600   $  2,164,264
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES--1.4%
NII Holdings, Inc. *                                       42,120      2,374,725
                                                                    ------------
   TOTAL TELECOMMUNICATION SERVICES                                    4,538,989
                                                                    ------------
UTILITIES--1.5%
ELECTRIC UTILITIES--1.5%
TXU Corp.                                                  45,040      2,692,942
                                                                    ------------
TOTAL COMMON STOCKS
(Cost--$161,080,494)                                                 173,434,648
                                                                    ============

                                                       PRINCIPAL
                                                        AMOUNT
                                                      ----------
SHORT-TERM SECURITIES--4.5%
REPURCHASE AGREEMENT **--4.5%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06,
   due 07/03/06, total to be
   received $7,778,089
   (Cost--$7,774,869)                                 $7,774,869      7,774,869
TOTAL INVESTMENTS--104.0%
(Cost--$168,855,363)                                                181,209,517
OTHER LIABILITIES IN EXCESS OF ASSETS--(4.0)%                        (6,983,117)
                                                                   ------------
NET ASSETS--100.0%                                                 $174,226,400
                                                                   ============
----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     The economy began 2006 quite strongly, but rising interest rates for both short-term and long-term securities as well as higher energy prices curtailed the growth over the course of the six month period. The Federal Reserve Board (the Fed) raised the fed funds rate four times in the period. The last rate hike, on June 29, lifted the fed funds rate to 5.25%. Long-term rates also rose during the period. The average yield on a 10-year Treasury increased from 4.37% at the start of 2006 to 5.15% on June 30, 2006. However, the anticipation of Fed rate hikes caused short-rates to rise by larger amounts than long rates did during some time periods in the first half of 2006. As a result, the yield curve inverted (that is, short rates were higher than long rates) for parts of February, March, and June.

     At the same time that rates were increasing, consumers were facing higher energy costs. More expensive crude oil, supply disruptions, and a switchover to new additives caused the price of gasoline to rise significantly in the United States. Gas began 2006 at an average nationwide price of $2.28 per gallon, reached $2.99 in mid-May and ended the six month period at a still high $2.91 per gallon.

     The clearest evidence of the slowdown in the economy comes from the monthly employment figures. Job growth averaged 184,670 per month in the first quarter, but then weakened to 108,333 jobs per month in the second quarter. Other data show that growth was stronger earlier in 2006 than it was by June. Retail sales increased 0.6% in March and another 0.5% in April, but then rose just 0.1% in May and major retailers reported that June sales were sluggish. In addition, manufacturing activity was slower in June than it was at the start of the six month period.

     The rise in borrowing costs also weakened the housing industry. The National Association of Home Builders/Wells Fargo Housing Market Index fell in each month of the first half of 2006. The June reading of 42 points was the lowest reading since April 1995.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     For the six month period ended June 30, 2006, the portfolio underperformed the Russell Midcap Value Index. Specific stocks within the auto & transportation and healthcare sectors detracted from relative performance. Within the auto & transportation sector, Dana Corp. detracted from portfolio performance. Shares of the auto parts supplier slid after it reported lower-than-expected quarterly earnings. The company experienced reduced margins as a result of higher steel costs coupled with production inefficiencies in the heavy truck division. The auto part supplier continued to experience operational difficulties in its heavy truck business as well as in its light vehicle business. As the situation with Dana continued to deteriorate, the holdings were liquidated from the portfolio.

     Within the healthcare sector, Bausch & Lomb Inc. hurt portfolio returns. Shares of this eye health care company fell following the announcement that an increase in cases of a rare and serious eye infection might be related to the use of its contact lens solution. As a result, the company halted shipments of the solution. Analysts responded by reducing revenue and earning estimates for the year.

     On the positive side, specific stocks within the utilities and consumer discretionary sectors were the major contributors to portfolio performance. Within the utilities sector, Qwest Communications Inc. added to returns. Shares of the telecommunications services provider rose following its announcement that it was acquiring OnFiber Communications. The acquisition is expected to generate synergies as a result of the elimination of overlapping facilities and reducing out-of-region access costs. The deal appears to fit well with Qwest's strategy of reducing out-of-area facilities costs in order to grow margins.

     While the consumer discretionary sector experienced weak relative exposure, shares of OfficeMax Inc. added to returns as investors reacted favorably to strong quarterly earnings. Operational improvements and improved promotional strategies drove margins to expand.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                SINCE
                                   SIX MONTHS++   ONE YEAR   INCEPTION+
                                   ------------   --------   ----------
Roszel/Lord Abbett Mid Cap Value
   Portfolio                           0.61%        6.42%      11.03%
S&P 500 Index                          2.71%        8.63%       8.37%
Russell Midcap Value Index             7.02%       14.25%      15.97%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                             PERCENTAGE
TOP TEN HOLDINGS**                         OF NET ASSETS
----------------------------------------   -------------
Sabre Holdings Corp. (Class A)                  2.5%
Qwest Communications International, Inc.        2.4
Eastman Chemical Co.                            2.4
R.R. Donnelley & Sons Co.                       2.3
Pactiv Corp.                                    2.2
Timken Co.                                      2.2
R.H. Donnelley Corp.                            2.1
King Pharmaceuticals, Inc.                      2.1
Ameren Corp.                                    2.0
Host Hotels & Resorts, Inc.                     2.0
                                               ----
Total                                          22.2%

                                             PERCENTAGE
HOLDINGS BY SECTOR                         OF NET ASSETS
----------------------------------------   -------------
Consumer Discretionary                          21.0%
Materials                                       14.8
Information Technology                          12.6
Financials                                      12.5
Industrials                                     10.5
Utilities                                        8.7
Health Care                                      6.2
Energy                                           5.5
Telecommunication Services                       4.5
Consumer Staples                                 2.4
Other#                                           1.3
                                               -----
   Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS--98.7%
CONSUMER DISCRETIONARY--21.0%
DISTRIBUTORS--2.0%
Genuine Parts Co.                                           73,600   $ 3,066,176
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--2.5%
Brinker International, Inc.                                 59,600     2,163,480
OSI Restaurant Partners, Inc.                               40,800     1,411,680
Yum! Brands, Inc.                                            6,500       326,755
                                                                     -----------
                                                                       3,901,915
                                                                     -----------
HOUSEHOLD DURABLES--4.9%
American Greetings Corp. (Class A)                          87,400     1,836,274
Newell Rubbermaid, Inc.                                     76,600     1,978,578
Snap-On, Inc.                                               66,600     2,691,972
Tupperware Brands Corp.                                     60,600     1,193,214
                                                                     -----------
                                                                       7,700,038
                                                                     -----------
MEDIA--6.1%
Clear Channel Communications, Inc.                          96,800     2,995,960
Interpublic Group of Cos., Inc. *                          373,691     3,120,320
R.H. Donnelley Corp.                                        61,700     3,336,119
                                                                     -----------
                                                                       9,452,399
                                                                     -----------
MULTILINE RETAIL--1.7%
Federated Department Stores, Inc.                           72,816     2,665,065
                                                                     -----------
SPECIALTY RETAIL--3.8%
Foot Locker, Inc.                                          121,900     2,985,331
OfficeMax, Inc.                                             72,800     2,966,600
                                                                     -----------
                                                                       5,951,931
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY                                       32,737,524
                                                                     -----------
CONSUMER STAPLES--2.4%
FOOD & STAPLES RETAILING--2.4%
Kroger Co. (The)                                            84,300     1,842,798
Safeway, Inc.                                               70,900     1,843,400
                                                                     -----------
   TOTAL CONSUMER STAPLES                                              3,686,198
                                                                     -----------
ENERGY--5.5%
ENERGY EQUIPMENT & SERVICES--3.8%
GlobalSantaFe Corp.                                         52,600     3,037,650
Halliburton Co.                                             39,000     2,894,190
                                                                     -----------
                                                                       5,931,840
                                                                     -----------
OIL & GAS--1.7%
EOG Resources, Inc.                                         39,000     2,704,260
                                                                     -----------
   TOTAL ENERGY                                                        8,636,100
                                                                     -----------
FINANCIALS--12.5%
INSURANCE--9.8%
ACE Ltd.                                                    22,400     1,133,216
Conseco, Inc. *                                            113,700     2,626,470
Everest Re Group Ltd.                                       17,900     1,549,603
Genworth Financial, Inc.                                    58,600     2,041,624
PartnerRe Ltd.                                              47,700     3,055,185
SAFECO Corp.                                                38,800     2,186,380
XL Capital Ltd. (Class A)                                   42,500     2,605,250
                                                                     -----------
                                                                      15,197,728
                                                                     -----------
REAL ESTATE--2.0%
Host Hotels & Resorts, Inc.                                142,900     3,125,223
                                                                     -----------
THRIFTS & MORTGAGE FINANCE--0.7%
PMI Group, Inc. (The)                                       24,900   $ 1,110,042
                                                                     -----------
   TOTAL FINANCIALS                                                   19,432,993
                                                                     -----------
HEALTH CARE--6.2%
HEALTH CARE EQUIPMENT & SUPPLIES--1.0%
Bausch & Lomb, Inc.                                         32,500     1,593,800
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES--1.1%
Aetna, Inc.                                                 43,000     1,716,990
                                                                     -----------
PHARMACEUTICALS--4.1%
King Pharmaceuticals, Inc. *                               192,300     3,269,100
Mylan Laboratories, Inc.                                   150,150     3,003,000
                                                                     -----------
                                                                       6,272,100
                                                                     -----------
   TOTAL HEALTH CARE                                                   9,582,890
                                                                     -----------
INDUSTRIALS--10.5%
COMMERCIAL SERVICES & SUPPLIES--3.0%
Allied Waste Industries, Inc. *                             95,900     1,089,424
R.R. Donnelley & Sons Co.                                  112,005     3,578,560
                                                                     -----------
                                                                       4,667,984
                                                                     -----------
ELECTRICAL EQUIPMENT--1.7%
Hubbell, Inc. (Class B)                                     55,100     2,625,515
                                                                     -----------
MACHINERY--4.1%
CNH Global NV                                               30,520       730,038
Cummins, Inc.                                               18,400     2,249,400
Timken Co.                                                 100,100     3,354,351
                                                                     -----------
                                                                       6,333,789
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS--1.7%
W.W. Grainger, Inc.                                         36,200     2,723,326
                                                                     -----------
   TOTAL INDUSTRIALS                                                  16,350,614
                                                                     -----------
INFORMATION TECHNOLOGY--12.6%
COMMUNICATIONS EQUIPMENT--5.1%
ADC Telecommunications, Inc. *                             115,000     1,938,900
Avaya, Inc. *                                              223,600     2,553,512
JDS Uniphase Corp. *                                       561,200     1,419,836
Tellabs, Inc. *                                            159,400     2,121,614
                                                                     -----------
                                                                       8,033,862
                                                                     -----------
IT SERVICES--2.5%
Sabre Holdings Corp. (Class A)                             178,300     3,922,600
                                                                     -----------
SOFTWARE--5.0%
Cadence Design Systems, Inc. *                             179,200     3,073,280
McAfee, Inc. *                                             123,500     2,997,345
Sybase, Inc. *                                              85,200     1,652,880
                                                                     -----------
                                                                       7,723,505
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY                                       19,679,967
                                                                     -----------
MATERIALS--14.8%
CHEMICALS--7.5%
Chemtura Corp.                                             198,700     1,855,858
Eastman Chemical Co.                                        68,400     3,693,600
Monsanto Co.                                                26,400     2,222,616
Mosiac Co. (The) *                                         175,700     2,749,705

See Notes to Financial Statements.

                                                         SHARES         VALUE
                                                       ----------   ------------
Potash Corp. of Saskatchewan, Inc.                         14,026   $  1,205,815
                                                                    ------------
                                                                      11,727,594
                                                                    ------------
CONTAINERS & PACKAGING--4.2%
Ball Corp.                                                 81,700      3,026,168
Pactiv Corp. *                                            141,400      3,499,650
                                                                    ------------
                                                                       6,525,818
                                                                    ------------
PAPER & FOREST PRODUCTS--3.1%
Bowater, Inc.                                              79,800      1,815,450
MeadWestvaco Corp.                                        109,100      3,047,163
                                                                    ------------
                                                                       4,862,613
                                                                    ------------
   TOTAL MATERIALS                                                    23,116,025
                                                                    ------------
TELECOMMUNICATION SERVICES--4.5%
DIVERSIFIED TELECOMMUNICATION SERVICES--4.5%
CenturyTel, Inc.                                           54,700      2,032,105
Embarq Corp. *                                             28,500      1,168,215
Qwest Communications International, Inc. *                466,600      3,774,794
                                                                    ------------
   TOTAL TELECOMMUNICATION SERVICES                                    6,975,114
                                                                    ------------
UTILITIES--8.7%
ELECTRIC UTILITIES--1.8%
Northeast Utilities                                       138,600      2,864,862
                                                                    ------------
GAS UTILITIES--0.6%
Southwest Gas Corp.                                        28,400        890,056
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER--6.3%
Ameren Corp.                                               62,700      3,166,350
CMS Energy Corp. *                                        206,400      2,670,816
NiSource, Inc.                                            129,200      2,821,728
Puget Energy, Inc.                                         50,700      1,089,036
                                                                    ------------
                                                                       9,747,930
                                                                    ------------
   TOTAL UTILITIES                                                    13,502,848
                                                                    ------------
TOTAL COMMON STOCKS
(Cost--$126,478,869)                                                 153,700,273
                                                                    ------------

                                                       PRINCIPAL
                                                        AMOUNT
                                                      ----------
SHORT-TERM SECURITIES--1.5%
REPURCHASE AGREEMENT **--1.5%
Nomura Securities International, Inc., 4.97%,
   dated 06/30/06,
   due 07/03/06, total to be
   received $2,329,741
   (Cost--$2,328,776)                                 $2,328,776      2,328,776
TOTAL INVESTMENTS--100.2%
(Cost--$128,807,645)                                                156,029,049
OTHER LIABILITIES IN EXCESS OF ASSETS--(0.2)%                          (247,223)
                                                                   ------------
NET ASSETS--100.0%                                                 $155,781,826
                                                                   ============

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Despite a slowing housing market, higher energy costs, and a rising interest-rate environment, the US economy continues to remain strong. The first quarter GDP figures show the economy at a robust 5.6 percent growth rate in spite of tightening monetary policy and geopolitical concerns that caused pull backs in many domestic averages as investors have become more risk adverse.

     Most predict that the Federal Reserve is nearing the end of its interest rate hikes and that a clearer picture of the stability of corporate earnings will emerge. As investors feel more comfortable extrapolating the potential of future earnings, growth may begin to rotate back into favor. As mentioned in previous commentaries, growth typically has out-performed value in the middle innings of an economic cycle as the groundwork for constant earnings is set with a stable economy. Unfortunately, the markets have seen a disruption to historical patterns as investors placed a large emphasis on current political events.

     The Portfolio continues to be positioned to reflect an anticipated return to growth within the traditional growth sectors with the highest weights in Technology, Healthcare, and Consumer Discretionary. The weighting in Energy and Industrials also reflects the move to seek out pockets of growth.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     For each of the first two quarters of 2006 the Roszel/Seligman Mid-Cap Growth Portfolio under-performed its benchmark, the Russell Midcap Growth Index. As of June 30, 2006, the top three portfolio sector weights were Information Technology, Health Care, and Consumer Discretionary.

     Healthcare and Information Technology followed Consumer Discretionary as the worst performing sectors in the Portfolio. It is important to note that these were also the worst performing sectors in the benchmark. We believe that this negative performance is more the result of investors seeking shelter from perceived risk than poor company fundamentals. Our investment thesis for Healthcare is predicated on the baby boomers lifting company demand for drugs and health-services as they age in many areas from pharmaceuticals to biotechnology. Healthcare is also a defensive position. As the economy slows, people's focus generally tends to shift from discretionary concerns while remaining attentive to personal health.

     Information Technology continues to be neutrally weighted, as it is our belief that companies will continue to invest in their infrastructures with improvements in areas like data management, billing, and consumer service. Outsourcing former in-house responsibilities has also seen a tremendous rise in activity.

     Our decision to underweight the Consumer Discretionary sector is due to the fact that consumers are grappling with higher energy costs, inflation fears, and more expensive loan rates, which many curtail individual spending on non-essential items. Many US retailers have struggled as they attempt to position themselves with products geared for this environment. We will continue to seek out companies that may offer more stable growth rates and diverse product lines.

     The Consumer Staples sector was the best-performing sector for the portfolio. Our decision to overweight the sector, combined with strong stock selection, contributed the most to our performance relative to the benchmark. Retailers selling products with less elastic demand continued to see solid earnings through the first half of the year.

     The Industrial sector's success can be partially attributed to the manufacturing sector's ability to pass along higher energy costs to the consumer. Additionally, increases in corporate capital expenditure that were seen through the first two quarters and the falling commodity prices toward the end of the second quarter contributed to sector performance.

     We maintained a neutral position versus the benchmark in Raw Materials--as reflected by our positions in Energy and Materials--to find pockets of growth opportunities in an otherwise value-oriented sectors. This neutral position reflects increase from an under-weighting of Energy and Material Stocks that helped mitigate losses sustained earlier in the year.

OUTLOOK

     It is our view that consumer spending may continue to moderate as interest rates rise and rising oil prices continue to erode individual's purchasing power. We will continue to be cautious with our allocation to securities that are consumer driven.

     With several companies failing to update their technology infrastructure for several years, many not since the late 90's, it is our belief that capital spending will ultimately be the primary driver of the US economy. Orders for new software and IT services may continue to increase with the ever-growing advances in technology. As such, we will continue to monitor opportunities in the tech sector and increase our positions when appropriate.

     While we believe that global growth may slow, it happens to be stronger than expected, particularly in the Asian market place. We will continue to look for domestic securities with exposure abroad. As in the technology sector, many industrial companies may likely need to update their infrastructure. With our emphasis on companies with strong balance sheets and small debt-to-capital ratios, it is our belief that the door is open for these companies to take advantage of manufacturing expansion and merger and acquisition possibilities.

     In conclusion, we believe that inflation should remain stable and as a result we look for the Fed to stop raising rates soon. The cumulative effects of a slowing housing market, higher interest rates and higher oil prices may curb consumer spending. The economy will cool but still remain healthy mostly driven by industrial and corporate expenditures. We are looking for a return to growth as geopolitical issues subside allowing the markets to return to historical patterns. We believe that the portfolio is properly positioned to take advantage of growth opportunities in both the traditional and, in specific cases, nontraditional sectors.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                        SINCE
                                           SIX MONTHS++   ONE YEAR   INCEPTION+
                                           ------------   --------   ----------
Roszel/Seligman Mid Cap Growth Portfolio      (1.45)%       7.26%      10.05%
S&P 500 Index                                  2.71%        8.63%       8.37%
Russell Midcap Growth Index                    2.56%       13.04%      14.40%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
--------------------------------------   -------------
NBTY, Inc.                                    2.5%
Herman Miller, Inc.                           2.2
Cintas Corp.                                  2.2
Limited Brands, Inc.                          1.7
Corrections Corp. of America                  1.7
Sonic Corp.                                   1.6
Smith International, Inc.                     1.6
Amdocs Ltd.                                   1.5
Northern Trust Corp.                          1.5
Noble Energy, Inc.                            1.5
                                             ----
Total                                        18.0%

                                          PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
--------------------------------------   -------------
Information Technology                       18.4%
Health Care                                  18.0
Industrials                                  16.2
Consumer Discretionary                       11.0
Energy                                       10.3
Consumer Staples                              7.7
Financials                                    7.1
Materials                                     5.8
Utilities                                     1.3
Telecommunication Services                    1.0
Other#                                        3.2
                                            -----
Total                                       100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--96.8%
CONSUMER DISCRETIONARY--11.0%
HOTELS, RESTAURANTS & LEISURE--3.2%
International Game Technology                                13,500   $  512,190
Sonic Corp. *                                                41,550      863,825
Yum! Brands, Inc.                                             7,500      377,025
                                                                      ----------
                                                                       1,753,040
                                                                      ----------
HOUSEHOLD DURABLES--0.5%
Fortune Brands, Inc.                                          3,800      269,838
                                                                      ----------
MEDIA--1.5%
Liberty Global, Inc. (Class A) *                             14,600      313,900
Sirius Satellite Radio, Inc. *                               54,000      256,500
Univision Communications, Inc. (Class A) *                    7,800      261,300
                                                                      ----------
                                                                         831,700
                                                                      ----------
MULTILINE RETAIL--1.5%
Family Dollar Stores, Inc.                                   33,300      813,519
                                                                      ----------
SPECIALTY RETAIL--4.3%
Bebe Stores, Inc.                                             7,200      111,024
Bed Bath & Beyond, Inc. *                                    16,300      540,671
Chico's FAS, Inc. *                                          16,980      458,120
Limited Brands, Inc.                                         36,400      931,476
Tractor Supply Co. *                                          5,800      320,566
                                                                      ----------
                                                                       2,361,857
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY                                           6,029,954
                                                                      ----------
CONSUMER STAPLES--7.7%
FOOD & STAPLES RETAILING--0.6%
Whole Foods Market, Inc.                                      4,800      310,272
                                                                      ----------
FOOD PRODUCTS--3.9%
Dean Foods Co. *                                             20,500      762,395
Hershey Co. (The)                                             4,900      269,843
J.M. Smucker Co. (The)                                        6,800      303,960
Smithfield Foods, Inc. *                                     10,100      291,183
Tyson Foods, Inc. (Class A)                                  33,700      500,782
                                                                      ----------
                                                                       2,128,163
                                                                      ----------
PERSONAL PRODUCTS--3.2%
Avon Products, Inc.                                          12,600      390,600
NBTY, Inc. *                                                 56,600    1,353,306
                                                                      ----------
                                                                       1,743,906
                                                                      ----------
TOTAL CONSUMER STAPLES                                                 4,182,341
                                                                      ----------
ENERGY--10.3%
ENERGY EQUIPMENT & SERVICES--4.0%
BJ Services Co.                                              21,500      801,090
Pride International, Inc. *                                  18,300      571,509
Smith International, Inc.                                    19,100      849,377
                                                                      ----------
                                                                       2,221,976
                                                                      ----------
OIL & GAS--6.3%
EOG Resources, Inc.                                           9,800      679,532
Kinder Morgan, Inc.                                           3,300      329,637
Noble Energy, Inc.                                           17,600      824,736
Patterson-UTI Energy, Inc.                                   13,700      387,847
Peabody Energy Corp.                                          6,900      384,675
Pogo Producing Co.                                            8,300      382,630
Sunoco, Inc.                                                  6,300   $  436,527
                                                                      ----------
                                                                       3,425,584
                                                                      ----------
TOTAL ENERGY                                                           5,647,560
                                                                      ----------
FINANCIALS--7.1%
CAPITAL MARKETS--4.2%
E*Trade Financial Corp. *                                    12,600      287,532
Legg Mason, Inc.                                              3,800      378,176
Northern Trust Corp.                                         15,000      829,500
T. Rowe Price Group, Inc.                                    20,600      778,886
                                                                      ----------
                                                                       2,274,094
                                                                      ----------
COMMERCIAL BANKS--1.0%
Commerce Bancorp, Inc.                                        7,700      274,659
Zions Bancorporation                                          3,300      257,202
                                                                      ----------
                                                                         531,861
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--1.3%
Chicago Mercantile Exchange Holdings, Inc.                      900      442,035
Moody's Corp.                                                 5,000      272,300
                                                                      ----------
                                                                         714,335
                                                                      ----------
THRIFTS & MORTGAGE FINANCE--0.6%
Hudson City Bancorp, Inc.                                    25,600      341,248
                                                                      ----------
TOTAL FINANCIALS                                                       3,861,538
                                                                      ----------
HEALTH CARE--18.0%
BIOTECHNOLOGY--2.7%
Applera Corp. - Celera Genomics Group *                      13,200      170,940
Biogen Idec, Inc. *                                           3,600      166,788
Celgene Corp. *                                               9,400      445,842
Cepheid, Inc. *                                              25,200      244,692
Cubist Pharmaceuticals, Inc. *                                6,600      166,188
Medlmmune, Inc. *                                             9,955      269,780
                                                                      ----------
                                                                       1,464,230
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES--4.5%
Biomet, Inc.                                                  4,600      143,934
Conor Medsystems, Inc. *                                      9,900      273,141
Cooper Cos., Inc. (The)                                      12,500      553,625
DENTSPLY International, Inc.                                  6,300      381,780
Given Imaging Ltd. *                                         10,000      153,100
Hologic, Inc.*                                                5,900      291,224
Intuitive Surgical, Inc. *                                    1,200      141,564
Northstar Neuroscience, Inc. *                               16,000      166,080
Quidel Corp. *                                               20,700      196,650
St. Jude Medical, Inc. *                                      4,800      155,616
                                                                      ----------
                                                                       2,456,714
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--5.2%
Health Net, Inc. *                                            8,500      383,945
IMS Health, Inc.                                             11,100      298,035
Laboratory Corp. of America Holdings *                        6,000      373,380
Manor Care, Inc.                                              9,600      450,432
Omnicell, Inc. *                                             35,100      485,082
Patterson Cos., Inc. *                                        7,200      251,496
Psychiatric Solutions, Inc. *                                 8,200      235,012
Quest Diagnostics, Inc.                                       5,900      353,528
                                                                      ----------
                                                                       2,830,910
                                                                      ----------

See Notes to Financial Statements.

                                                            SHARES      VALUE
                                                            ------   -----------
LIFE SCIENCES TOOLS & SERVICES--1.7%
Illumina, Inc. *                                             7,300   $   216,518
Nektar Therapeutics *                                       16,300       298,942
Pharmaceutical Product Development, Inc.                    12,300       431,976
                                                                     -----------
                                                                         947,436
                                                                     -----------
PHARMACEUTICALS--3.9%
Allergan, Inc.                                               7,400       793,724
Forest Laboratories, Inc. *                                  6,500       251,485
KV Pharmaceutical Co. (Class A) *                            9,500       177,270
Penwest Pharmaceuticals Co. *                               16,700       364,561
Sepracor, Inc. *                                             9,500       542,830
                                                                     -----------
                                                                       2,129,870
                                                                     -----------
   TOTAL HEALTH CARE                                                   9,829,160
                                                                     -----------
INDUSTRIALS--16.2%
AEROSPACE & DEFENSE--1.4%
Precision Castparts Corp.                                    5,000       298,800
Rockwell Collins, Inc.                                       8,300       463,721
                                                                     -----------
                                                                         762,521
                                                                     -----------
AIR FREIGHT & LOGISTICS--1.2%
C.H. Robinson Worldwide, Inc.                                5,200       277,160
Expeditors International of Washington, Inc.                 7,000       392,070
                                                                     -----------
                                                                         669,230
                                                                     -----------
AIRLINES--0.9%
Southwest Airlines Co.                                      30,600       500,922
                                                                     -----------
COMMERCIAL SERVICES & SUPPLIES--7.1%
Allied Waste Industries, Inc. *                             50,600       574,816
Cintas Corp.                                                29,900     1,188,824
Corrections Corp. of America *                              17,400       921,156
Herman Miller, Inc.                                         46,600     1,200,882
                                                                     -----------
                                                                       3,885,678
                                                                     -----------
CONSTRUCTION & ENGINEERING--2.2%
Fluor Corp.                                                  8,000       743,440
Jacobs Engineering Group, Inc. *                             6,000       477,840
                                                                     -----------
                                                                       1,221,280
                                                                     -----------
ELECTRICAL EQUIPMENT--1.0%
Rockwell Automation, Inc.                                    7,500       540,075
                                                                     -----------
MACHINERY--1.6%
Dover Corp.                                                  4,800       237,264
ITT Corp.                                                    6,900       341,550
Joy Global, Inc.                                             5,000       260,450
                                                                     -----------
                                                                         839,264
                                                                     -----------
ROAD & RAIL--0.8%
CSX Corp.                                                    6,300       443,772
                                                                     -----------
   TOTAL INDUSTRIALS                                                   8,862,742
                                                                     -----------
INFORMATION TECHNOLOGY--18.4%
COMMUNICATIONS EQUIPMENT--1.1%
F5 Networks, Inc. *                                          6,000       320,880
Research In Motion Ltd. *                                    4,300       300,011
                                                                     -----------
                                                                         620,891
                                                                     -----------
COMPUTERS & PERIPHERALS--1.5%
Diebold, Inc.                                                6,700   $   272,154
Network Appliance, Inc. *                                    9,000       317,700
SanDisk Corp. *                                              4,600       234,508
                                                                     -----------
                                                                         824,362
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.6%
Agilent Technologies, Inc. *                                15,000       473,400
Cogent, Inc. *                                              54,100       815,287
Jabil Circuit, Inc.                                          4,700       120,320
                                                                     -----------
                                                                       1,409,007
                                                                     -----------
INTERNET SOFTWARE & SERVICES--0.6%
j2 Global Communications, Inc. *                            11,200       349,664
                                                                     -----------
IT SERVICES--3.8%
Cognizant Technology Solutions Corp. (Class A) *             5,500       370,535
Euronet Worldwide, Inc. *                                    8,900       341,493
Fiserv, Inc. *                                              14,300       648,648
Paychex, Inc.                                               17,700       689,946
                                                                     -----------
                                                                       2,050,622
                                                                     -----------
OFFICE ELECTRONICS--0.4%
Zebra Technologies Corp. *                                   6,500       222,040
                                                                     -----------

SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.1%
Agere Systems, Inc. *                                       19,000       279,300
Analog Devices, Inc.                                        12,200       392,108
KLA-Tencor Corp.                                             5,200       216,164
Linear Technology Corp.                                      9,500       318,155
Maxim Integrated Products, Inc.                              7,200       231,192
MEMC Electronic Materials, Inc. *                            3,700       138,750
Micron Technology, Inc. *                                   13,800       207,828
NVIDIA Corp. *                                               9,000       191,610
Xilinx, Inc.                                                11,700       265,005
                                                                     -----------
                                                                       2,240,112
                                                                     -----------
SOFTWARE--4.3%
Amdocs Ltd. *                                               22,700       830,820
Autodesk, Inc. *                                             7,600       261,896
BEA Systems, Inc. *                                         10,700       140,063
Citrix Systems, Inc. *                                       5,000       200,700
Electronic Arts, Inc. *                                      8,800       378,752
NAVTEQ Corp. *                                               6,800       303,824
Quest Software, Inc. *                                      16,300       228,852
                                                                     -----------
                                                                       2,344,907
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY                                       10,061,605
                                                                     -----------
MATERIALS--5.8%
CHEMICALS--2.4%
Ashland, Inc.                                                4,100       273,470
Huntsman Corp. *                                            22,200       384,504
International Flavors & Fragrances, Inc.                    19,000       669,560
                                                                     -----------
                                                                       1,327,534
                                                                     -----------
CONTAINERS & PACKAGING--2.3%
Pactiv Corp. *                                              26,100       645,975
Temple-Inland, Inc.                                         13,600       583,032
                                                                     -----------
                                                                       1,229,007
                                                                     -----------

See Notes to Financial Statements.

                                                            SHARES      VALUE
                                                            ------   -----------
METALS & MINING--1.1%
Allegheny Technologies, Inc.                                 1,700   $   117,708
Freeport-McMoRan Copper & Gold, Inc. (Class B)               8,500       470,985
                                                                     -----------
                                                                         588,693
                                                                     -----------
   TOTAL MATERIALS                                                     3,145,234
                                                                     -----------
TELECOMMUNICATION SERVICES--1.0%
WIRELESS TELECOMMUNICATION SERVICES--1.0%
American Tower Corp. (Class A) *                            12,100       376,552
NII Holdings, Inc. *                                         3,400       191,692
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES                                      568,244
                                                                     -----------
UTILITIES--1.3%
GAS UTILITIES--0.3%
Equitable Resources, Inc.                                    4,800       160,800
                                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER--1.0%
AES Corp. (The) *                                           29,700       547,965
                                                                     -----------
   TOTAL UTILITIES                                                       708,765
                                                                     -----------
TOTAL COMMON STOCKS
(Cost--$50,907,529)                                                   52,897,143
                                                                     -----------

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ---------
SHORT-TERM SECURITIES--1.6%
REPURCHASE AGREEMENT **--1.6%
Nomura Securities International, Inc.
   4.97%, dated 06/30/06, due 07/03/06, total to be
   received $869,245
   (Cost--$868,885)                                       $868,885       868,885
TOTAL INVESTMENTS--98.4%
(Cost--$51,776,414)                                                   53,766,028
OTHER ASSETS LESS LIABILITIES--1.6%                                      894,083
                                                                     -----------
NET ASSETS--100.0%                                                   $54,660,111
                                                                     ===========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Although the Federal Reserve apparently felt confident enough of economic strength to bump up short term interest rates a bit more, investors were clearly skittish. Immediately following the May meeting, the "fear factor" increased and a market sell-off began. Whether a correction or a move to shed risk, the impact was the same and all major indexes were down for the quarter.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     In this environment, the Roszel/Allianz NFJ Small Cap Value Portfolio outperformed its benchmark, the Russell 2000 Value Index. A significant overweighting in the energy sector positively affected overall Portfolio performance. Contributing were holdings such as Holly Corp. and Western Gas Resources, Inc. Western Gas was up on news of a takeover bid by Anadarko Petroleum.

     The industrials sector has performed well so far this year. The Portfolio's stock selection in this sector aided its strong performance. Lincoln Electric Holdings was a strong performer when their profit jumped as a result of the acquisition of J.W. Harris Co.

     Conversely, Sector weightings were favorable in all economic sectors but Consumer Staples and Finance. Issue selection was favorable in all economic sectors but Finance. In consumer staples, Fresh Del Monte and Chiquita Brands both struggled for the six-month period. In financials, Scottish Re Group (reinsurance) and American Equity Investment Life (annuities/life insurance) were both down double-digits for the quarter. However, the underweighting in financials enabled them to deploy capital in better performing sectors such as energy, industrials, and materials.

     Looking ahead, we remain confident in our investment style's focus on low valuations, healthy balance sheets, and dividend yields. We continue to overweight the energy, industrial, material, and utilities sector while underweighting others in order to take advantage of these potentially strong performing sectors. We are optimistic in the future of our Investors and Portfolio.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                  SIX                   SINCE
                                               MONTHS++   ONE YEAR   INCEPTION+
                                               --------   --------   ----------
Roszel/Allianz NFJ Small Cap Value Portfolio    11.76%     19.41%      17.71%
S&P 500 Index                                    2.71%      8.63%       8.37%
Russell 2000 Value Index                        10.44%     14.61%      14.27%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
--------------------------------------   -------------
Western Gas Resources, Inc.                   1.3%
Lincoln Electric Holdings, Inc.               1.3
Western Refining, Inc.                        1.3
Holly Corp.                                   1.2
Commercial Metals Co.                         1.2
St. Mary Land & Exploration Co.               1.2
WD-40 Co.                                     1.2
Infinity Property & Casualty Corp.            1.2
W&T Offshore, Inc.                            1.2
Agnico-Eagle Mines, Ltd.                      1.2
                                             ----
   Total                                     12.3%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
--------------------------------------   -------------
Industrials                                   22.8%
Financials                                    20.9
Energy                                        12.3
Materials                                     10.5
Consumer Staples                              10.0
Utilities                                      9.9
Consumer Discretionary                         4.7
Health Care                                    4.6
Other#                                         4.3
                                             -----
   Total                                     100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS--95.7%
CONSUMER DISCRETIONARY--4.7%
AUTO COMPONENTS--0.8%
ArvinMeritor, Inc.                                          52,100   $   895,599
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--0.9%
CKE Restaurants, Inc.                                       65,800     1,092,938
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS--0.4%
Sturm Ruger & Co., Inc.                                     74,400       465,000
                                                                     -----------
SPECIALTY RETAIL--0.8%
Cato Corp. (The) (Class A)                                  34,950       903,457
                                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS--1.8%
Brown Shoe Co., Inc.                                        29,500     1,005,360
Kellwood Co.                                                34,900     1,021,523
Russell Corp.                                                  100         1,816
                                                                     -----------
                                                                       2,028,699
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY                                        5,385,693
                                                                     -----------
CONSUMER STAPLES--10.0%
FOOD & STAPLES RETAILING--2.1%
Ruddick Corp.                                               48,200     1,181,382
Weis Markets, Inc.                                          29,800     1,227,760
                                                                     -----------
                                                                       2,409,142
                                                                     -----------
FOOD PRODUCTS--5.7%
Chiquita Brands International, Inc.                         45,600       628,368
Corn Products International, Inc.                           37,400     1,144,440
Fresh Del Monte Produce, Inc.                               55,200       953,304
J.M. Smucker Co. (The)                                      25,500     1,139,850
Lancaster Colony Corp.                                      27,900     1,101,213
Pilgrim's Pride Corp.                                       36,500       941,700
Sanderson Farms, Inc.                                       24,600       688,554
                                                                     -----------
                                                                       6,597,429
                                                                     -----------
HOUSEHOLD PRODUCTS--1.2%
WD-40 Co.                                                   40,200     1,349,514
                                                                     -----------
TOBACCO--1.0%
Universal Corp.                                             31,600     1,176,152
                                                                     -----------
   TOTAL CONSUMER STAPLES                                             11,532,237
                                                                     -----------
ENERGY--12.3%
ENERGY EQUIPMENT & SERVICES--1.0%
Tidewater, Inc.                                             24,300     1,195,560
                                                                     -----------
OIL & GAS--11.3%
Berry Petroleum Co. (Class A)                               34,600     1,146,990
Cabot Oil & Gas Corp.                                       26,550     1,300,950
Holly Corp.                                                 28,800     1,388,160
Massey Energy Co.                                           24,100       867,600
Penn Virginia Corp.                                         18,900     1,320,732
Range Resources Corp.                                       46,700     1,269,773
St. Mary Land & Exploration Co.                             33,600     1,352,400
W&T Offshore, Inc.                                          34,500     1,341,705
Western Gas Resources, Inc.                                 25,700     1,538,145
Western Refining, Inc.                                      67,700     1,460,966
                                                                     -----------
                                                                      12,987,421
                                                                     -----------
   TOTAL ENERGY                                                       14,182,981
                                                                     -----------
FINANCIALS--20.9%
COMMERCIAL BANKS--4.7%
Amcore Financial, Inc.                                      37,000   $ 1,084,470
BancorpSouth, Inc.                                          40,700     1,109,075
Old National Bancorp                                        53,010     1,058,609
Provident Bancshares Corp.                                  28,900     1,051,671
Susquehanna Bancshares, Inc.                                47,800     1,142,420
                                                                     -----------
                                                                       5,446,245
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--1.1%
Advance America Cash Advance Centers, Inc.                  73,900     1,296,206
                                                                     -----------
INSURANCE--5.8%
American Equity Investment Life Holding Co.                 97,100     1,035,086
AmerUs Group Co.                                            19,500     1,141,725
Delphi Financial Group, Inc. (Class A)                      32,650     1,187,154
Infinity Property & Casualty Corp.                          32,900     1,348,900
LandAmerica Financial Group, Inc.                           16,900     1,091,740
Scottish Re Group Ltd.                                      55,300       922,404
                                                                     -----------
                                                                       6,727,009
                                                                     -----------
REAL ESTATE--8.3%
CBL & Associates Properties, Inc.                           30,500     1,187,365
Equity One, Inc.                                            52,400     1,095,160
First Industrial Realty Trust, Inc.                         30,000     1,138,200
Healthcare Realty Trust, Inc.                               36,700     1,168,895
HRPT Properties Trust                                      103,800     1,199,928
Nationwide Health Properties, Inc.                          55,800     1,256,058
New Plan Excel Realty Trust                                 48,300     1,192,527
Potlatch Corp.                                              33,737     1,273,572
                                                                     -----------
                                                                       9,511,705
                                                                     -----------
THRIFTS & MORTGAGE FINANCE--1.0%
Washington Federal, Inc.                                    51,520     1,194,749
                                                                     -----------
   TOTAL FINANCIALS                                                   24,175,914
                                                                     -----------
HEALTH CARE--4.6%
HEALTH CARE EQUIPMENT & SUPPLIES--2.7%
Arrow International, Inc.                                   31,300     1,028,831
Diagnostic Products Corp.                                      100         5,817
Invacare Corp.                                              38,200       950,416
West Pharmaceutical Services, Inc.                          29,200     1,059,376
                                                                     -----------
                                                                       3,044,440
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES--1.9%
Landauer, Inc.                                              24,500     1,173,550
Owens & Minor, Inc.                                         37,500     1,072,500
                                                                     -----------
                                                                       2,246,050
                                                                     -----------
   TOTAL HEALTH CARE                                                   5,290,490
                                                                     -----------
INDUSTRIALS--22.8%
AEROSPACE & DEFENSE--0.9%
Curtiss-Wright Corp.                                        34,000     1,049,920
                                                                     -----------
AIRLINES--1.0%
Skywest, Inc.                                               47,900     1,187,920
                                                                     -----------

See Notes to Financial Statements.

                                                           SHARES       VALUE
                                                          -------   ------------
BUILDING PRODUCTS--2.2%
Lennox International, Inc.                                 35,200   $    932,096
Simpson Manufacturing Co., Inc.                            16,200        584,010
Universal Forest Products, Inc.                            16,100      1,009,953
                                                                    ------------
                                                                       2,526,059
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES--3.1%
ABM Industries, Inc.                                       69,100      1,181,610
Banta Corp.                                                22,900      1,060,957
Ennis, Inc.                                                55,400      1,090,272
Kelly Services, Inc. (Class A)                              9,800        266,266
                                                                    ------------
                                                                       3,599,105
                                                                    ------------
ELECTRICAL EQUIPMENT--1.9%
Acuity Brands, Inc.                                        27,500      1,070,025
Regal-Beloit Corp.                                         24,400      1,077,260
                                                                    ------------
                                                                       2,147,285
                                                                    ------------
MACHINERY--8.5%
Albany International Corp.                                 26,500      1,123,335
Barnes Group, Inc.                                         52,800      1,053,360
Briggs & Stratton Corp.                                    35,300      1,098,183
Crane Co.                                                  29,100      1,210,560
Harsco Corp.                                               13,400      1,044,664
Kennametal, Inc.                                           20,600      1,282,350
Lincoln Electric Holdings, Inc.                            23,800      1,491,070
Mueller Industries, Inc.                                   31,600      1,043,748
Valmont Industries, Inc.                                   10,400        483,496
                                                                    ------------
                                                                       9,830,766
                                                                    ------------
MARINE--3.1%
Frontline Ltd.                                             32,300      1,222,555
General Maritime Corp.                                     31,600      1,167,936
Ship Finance International Ltd.                             1,615         27,956
Teekay Shipping Corp.                                      27,400      1,146,416
                                                                    ------------
                                                                       3,564,863
                                                                    ------------
ROAD & RAIL--2.1%
Arkansas Best Corp.                                        23,500      1,179,935
Werner Enterprises, Inc.                                   59,700      1,210,119
                                                                    ------------
                                                                       2,390,054
                                                                    ------------
   TOTAL INDUSTRIALS                                                  26,295,972
                                                                    ------------
MATERIALS--10.5%
CHEMICALS--4.8%
Lubrizol Corp.                                             28,800      1,147,680
Methanex Corp.                                             49,700      1,052,646
RPM International, Inc.                                    61,800      1,112,400
Sensient Technologies Corp.                                52,400      1,095,684
Westlake Chemical Corp.                                    39,400      1,174,120
                                                                    ------------
                                                                       5,582,530
                                                                    ------------
CONTAINERS & PACKAGING--1.0%
Rock-Tenn Co. (Class A)                                    69,000      1,100,550
                                                                    ------------
METALS & MINING--4.7%
Agnico-Eagle Mines, Ltd.                                   40,400      1,336,432
Cleveland-Cliffs, Inc.                                     15,000      1,189,350
Commercial Metals Co.                                      54,000      1,387,800
Compass Minerals International, Inc.                       11,900   $    296,905
IAMGOLD Corp.                                             142,900      1,271,810
                                                                    ------------
                                                                       5,482,297
                                                                    ------------
   TOTAL MATERIALS                                                    12,165,377
                                                                    ------------
UTILITIES--9.9%
ELECTRIC UTILITIES--1.9%
Cleco Corp.                                                47,300      1,099,725
Duquesne Light Holdings, Inc.                              66,500      1,093,260
                                                                    ------------
                                                                       2,192,985
                                                                    ------------
GAS UTILITIES--7.0%
Atmos Energy Corp.                                         39,900      1,113,609
Energen Corp.                                              34,600      1,328,986
National Fuel Gas Co.                                      32,100      1,127,994
Peoples Energy Corp.                                       29,100      1,044,981
Southwest Gas Corp.                                        36,500      1,143,910
UGI Corp.                                                  47,900      1,179,298
WGL Holdings, Inc.                                         38,700      1,120,365
                                                                    ------------
                                                                       8,059,143
                                                                    ------------
MULTI-UTILITIES & UNREGULATED POWER--1.0%
Vectren Corp.                                              42,700      1,163,575
                                                                    ------------
   TOTAL UTILITIES                                                    11,415,703
                                                                    ------------
TOTAL COMMON STOCKS
(Cost--$93,597,123)                                                  110,444,367
                                                                    ------------

                                                        PRINCIPAL
                                                         AMOUNT
                                                       ----------
SHORT-TERM SECURITIES--1.7%
REPURCHASE AGREEMENT *--1.7%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06, total to be
   received $1,972,761
   (Cost--$1,971,944)                                  $1,971,944   $  1,971,944
                                                                    ------------
TOTAL INVESTMENTS--97.4%
(Cost--$95,569,067)                                                  112,416,311
OTHER ASSETS LESS LIABILITIES--2.6%                                    3,047,519
                                                                    ------------
NET ASSETS--100.0%                                                  $115,463,830
                                                                    ============

----------
* THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     U.S equity markets were challenged in the first half of the year by rising interest rates, a housing market slowdown, rising energy and commodity prices, and fears of increasing inflation. The Federal Reserve (Fed) raised interest rates four times for a total of 100 basis points during the period, leaving the fed funds rate at 5.25%. Although new Fed Chairman Ben Bernanke did his best to soothe market anxieties by stating that "monetary policy actions will be increasingly dependent on incoming data," relatively hawkish written commentary from the Fed convinced investors that there are potentially more rates hikes to come. Strong corporate balance sheets, impressive earning growth and increased merger and acquisition (M&A) activity offset investor anxieties, pushing U.S equity markets higher during the period.

     Small- and mid-caps continued to outperform their large-cap peers, although many investors are anticipating a rotation to large- and even mega-cap stocks. The broad market, as measured by the S&P 500 Index, returned 2.7% for the period. The small-cap Russell 2000 Index returned 8.2% for the year-to-date, while mid-cap stocks, as measured by the Russell Mid Cap Index, returned 4.8%. Within the small-cap space, value outperformed growth as the Russell 2000 Value Index gained 10.4% compared to a 6.1% return for the Russell 2000 Growth Index.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The Fund outperformed its benchmark, the Russell 2000 Growth Index primarily due to stock selection in the consumer discretionary sector as well as stock selection and an overweight to the telecommunication service sector. Stock selection in the information technology and consumer staples sectors negatively impacted results. As a result of our bottom-up investment philosophy, we expect stock selection to be the largest factor impacting portfolio performance.

     At the stock level, Cbeyond Communications Inc., a provider of telecommunication services to small businesses, was among the largest contributors to performance. Cbeyond posted better-than-expected fourth-quarter results, reversing a year-ago loss. The company further rallied as its outlook for 2006 has improved. Expectations point to continuing growth as Cbeyond's small- to-medium business market appears to be the best space for competitive local exchange carriers to compete.

     Illumina Inc., which develops and markets tools for large-scale analysis of genetic variation and function, also was a contributor to performance. While the company reported break-even earnings for the first quarter, revenues gained significantly, driven by growth in genotyping and the introduction of two new genotyping arrays. These launches came one quarter earlier than expected and should boost order flow and demand higher than previous estimates.

     Among the top detractors at the stock level was ViroPharma Inc., a biopharmaceutical company dedicated to the development and commercialization of products for serious diseases that treated by physician specialists in hospital settings. ViroPharma was negatively impacted by news that the FDA had relaxed the requirements for potential approval of generic formulations of oral Vancocin. However, the possibility of sooner-than-expected Vancocin generic formulations and the consequent risk to cash flows is unlikely to be realized before 2008.

     Brigham Exploration, a leading independent energy exploration and production company, also detracted from results. Despite a rise in product volumes, first-quarter production costs were higher than the same period last year. A significant portion of the increase was associated with operating and maintenance expenses for new wells that were not producing in the first quarter of 2005. Brigham stock also was impacted by bearish sector conditions over the past few months, based on concerns about overflowing natural gas storage facilities, apparent weakness in the demand for natural gas and falling gas prices.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                       SINCE
                                            SIX MONTHS++  ONE YEAR  INCEPTION+
                                            ------------  --------  ----------
Roszel/JPMorgan Small Cap Growth Portfolio      7.88%      16.78%      9.89%
S&P 500 Index                                   2.71%       8.63%      8.37%
Russell 2000 Growth Index                       6.07%      14.59%     12.16%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                     PERCENTAGE
TOP TEN HOLDINGS**                 OF NET ASSETS
--------------------------------   -------------
American Commercial Lines, Inc.         1.9%
Per-SeTechnologies, Inc.                1.7
Foundation Coal Holdings, Inc.          1.6
General Cable Corp.                     1.6
Illumina, Inc.                          1.6
Marlin Business Services Corp.          1.6
DJO, Inc.                               1.5
VeriFone, Inc.                          1.5
Hornbeck Offshore Services, Inc.        1.5
GameStop Corp. (Class A)                1.5
                                       ----
   Total                               16.0%

                                     PERCENTAGE
HOLDINGS BY SECTOR                 OF NET ASSETS
--------------------------------   -------------
Information Technology                  25.8%
Consumer Discretionary                  20.9
Health Care                             19.0
Energy                                  10.0
Financials                               9.5
Industrials                              7.9
Materials                                3.2
Telecommunication Services               1.6
Investment Companies                     0.5
Other#                                   1.6
                                       -----
   Total                               100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                            SHARES      VALUE
                                                           -------   -----------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--20.9%
DIVERSIFIED CONSUMER SERVICES--0.5%
Bright Horizons Family  Solutions, Inc. *                    9,550   $   359,939
                                                                     -----------
HOTELS, RESTAURANTS & LEISURE--3.8%
Gaylord Entertainment Co. *                                 13,950       608,778
Orient Express Hotels Ltd.                                  16,850       654,454
Red Robin Gourmet Burgers, Inc.*                            13,600       578,816
Ruth's Chris Steak House, Inc. *                            29,350       599,327
WMS Industries, Inc. *                                      22,900       627,231
                                                                     -----------
                                                                       3,068,606
                                                                     -----------
HOUSEHOLD DURABLES--1.9%
Champion Enterprises, Inc. *                                82,500       910,800
Interface, Inc. *                                           56,350       645,208
                                                                     -----------
                                                                       1,556,008
                                                                     -----------
INTERNET & CATALOG RETAIL--1.1%
Coldwater Creek, Inc.*                                      14,550       389,358
Gaiam, Inc. (Class A) *                                     32,700       458,454
                                                                     -----------
                                                                         847,812
                                                                     -----------
LEISURE EQUIPMENT & PRODUCTS--2.5%
MarineMax, Inc.*                                            40,250     1,055,757
SCP Pool Corp.                                              21,250       927,138
                                                                     -----------
                                                                       1,982,895
                                                                     -----------
MEDIA--1.5%
Lions Gate Entertainment Corp. *                            59,100       505,305
Morningstar, Inc. *                                         17,600       730,048
                                                                     -----------
                                                                       1,235,353
                                                                     -----------
SPECIALTY RETAIL--7.1%
Aaron Rents, Inc.                                           24,500       658,560
Charming Shoppes, Inc. *                                    65,050       731,162
Children's Place Retail  Stores, Inc. (The) *               18,600     1,116,930
GameStop Corp. (Class A) *                                  27,950     1,173,900
J. Crew Group, Inc. *                                       38,250     1,049,962
Too, Inc. *                                                 24,300       932,877
                                                                     -----------
                                                                       5,663,391
                                                                     -----------
TEXTILES, APPAREL & LUXURY GOODS--2.5%
Carter's, Inc. *                                            26,700       705,681
Under Armour, Inc. (Class A) *                              18,200       775,684
Volcom, Inc. *                                              15,450       494,246
                                                                     -----------
                                                                       1,975,611
                                                                     -----------
   TOTAL CONSUMER DISCRETIONARY                                       16,689,615
                                                                     -----------
ENERGY--10.0%
ENERGY EQUIPMENT & SERVICES--4.5%
Hornbeck Offshore  Services, Inc. *                         33,593     1,193,223
Pioneer Drilling Co. *                                      42,350       653,884
Superior Energy Services, Inc. *                            25,450   $   862,755
Universal Compression  Holdings, Inc. *                     14,500       913,065
                                                                     -----------
                                                                       3,622,927
                                                                     -----------
OIL & GAS--5.5%
Brigham Exploration Co.*                                   140,000     1,107,400
Foundation Coal Holdings, Inc.                              27,200     1,276,496
Newfield Exploration Co. *                                   8,150       398,861
VeraSun Energy Corp. *                                      15,500       406,720
Western Refining, Inc.                                      36,800       794,144
World Fuel Services Corp.                                    8,500       388,365
                                                                     -----------
                                                                       4,371,986
                                                                     -----------
   TOTAL ENERGY                                                        7,994,913
                                                                     -----------
FINANCIALS--9.5%
CAPITAL MARKETS--2.3%
Affiliated Managers Group, Inc. *                           12,200     1,060,058
Investment Technology Group, Inc. *                         16,100       818,846
                                                                     -----------
                                                                       1,878,904
                                                                     -----------
COMMERCIAL BANKS--2.5%
Columbia Banking System, Inc.                               21,958       820,790
SVB Financial Group *                                       15,900       722,814
West Coast Bancorp/Oregon                                   14,292       421,185
                                                                     -----------
                                                                       1,964,789
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--2.3%
Marlin Business Services Corp. *                            55,050     1,241,928
Services Acquisition Corp.*                                 56,950       563,805
                                                                     -----------
                                                                       1,805,733
                                                                     -----------
INSURANCE--1.4%
James River Group, Inc. *                                   11,880       295,812
ProAssurance Corp. *                                        17,400       838,332
                                                                     -----------
                                                                       1,134,144
                                                                     -----------
REAL ESTATE--0.7%
Resource Capital Corp.                                      42,600       548,262
                                                                     -----------
THRIFTS & MORTGAGE FINANCE--0.3%
Clayton Holdings, Inc.*                                     19,000       247,950
                                                                     -----------
   TOTAL FINANCIALS                                                    7,579,782
                                                                     -----------
HEALTH CARE--19.0%
BIOTECHNOLOGY--3.1%
Keryx Biopharmaceuticals, Inc. *                            27,755       394,121
Myogen, Inc. *                                               9,300       269,700
Myriad Genetics, Inc. *                                     33,350       842,087
Renovis, Inc. *                                             20,000       306,200
Theravance, Inc. *                                          16,800       384,384
United Therapeutics Corp. *                                  4,350       251,300
                                                                     -----------
                                                                       2,447,792
                                                                     -----------
HEALTH CARE EQUIPMENT & SUPPLIES--4.6%
ArthroCare Corp. *                                          16,400       688,964
DJO, Inc. *                                                 33,050     1,217,232
Mentor Corp.                                                14,200       617,700
Neurometrix, Inc. *                                         14,050       427,963

See Notes to Financial Statements.

                                                            SHARES      VALUE
                                                            ------   -----------
Northstar Neuroscience, Inc. *                              27,095   $   281,246
Thoratec Corp. *                                            29,500       409,165
                                                                     -----------
                                                                       3,642,270
                                                                     -----------
HEALTH CARE PROVIDERS & SERVICES--3.2%
Chemed Corp.                                                20,500     1,117,865
Healthways, Inc. *                                           8,650       455,336
Psychiatric Solutions, Inc. *                               12,500       358,250
Sunrise Senior Living, Inc. *                                9,850       272,352
Symbion, Inc.*                                              17,650       366,414
                                                                     -----------
                                                                       2,570,217
                                                                     -----------
HEALTH CARE TECHNOLOGY--1.7%
Per-SeTechnologies, Inc. *                                  55,300     1,392,454
                                                                     -----------
LIFE SCIENCES TOOLS & SERVICES--3.3%
Covance, Inc. *                                             11,500       704,030
Illumina, Inc. *                                            42,450     1,259,067
Nektar Therapeutics *                                       38,350       703,339
                                                                     -----------
                                                                       2,666,436
                                                                     -----------
PHARMACEUTICALS--3.1%
Adams Respiratory  Therapy, Inc. *                          25,900     1,155,658
AVANIR  Pharmaceuticals (Class A) *                         28,325       193,743
Cypress Bioscience, Inc. *                                  60,800       373,312
Nastech Pharmaceutical  Co., Inc. *                         21,450       338,910
ViroPharma, Inc. *                                          47,450       409,019
                                                                     -----------
                                                                       2,470,642
                                                                     -----------
   TOTAL HEALTH CARE                                                  15,189,811
                                                                     -----------
INDUSTRIALS--7.9%
AEROSPACE & DEFENSE--1.0%
HEICO Corp.                                                 28,500       807,975
                                                                     -----------
AIR FREIGHT & LOGISTICS--0.7%
UTI Worldwide, Inc.                                         20,650       521,000
                                                                     -----------
AIRLINES--0.7%
AirTran Holdings, Inc. *                                    38,950       578,797
                                                                     -----------
BUILDING PRODUCTS--0.8%
Simpson Manufacturing Co., Inc.                             17,800       641,690
                                                                     -----------
ELECTRICAL EQUIPMENT--1.6%
General Cable Corp. *                                       36,300     1,270,500
                                                                     -----------
MACHINERY--0.7%
Oshkosh Truck Corp.                                         12,200       579,744
                                                                     -----------
MARINE--1.9%
American Commercial  Lines, Inc. *                          25,800     1,554,450
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS--0.5%
GATX Corp.                                                   8,700       369,750
                                                                     -----------
   TOTAL INDUSTRIALS                                                   6,323,906
                                                                     -----------
INFORMATION TECHNOLOGY--25.8%
COMMUNICATIONS EQUIPMENT--3.4%
ADTRAN, Inc.                                                16,750   $   375,702
ARRIS Group, Inc. *                                         41,500       544,480
Finisar Corp. *                                             88,050       287,924
Redback Networks Inc. *                                     22,400       410,816
Symmetricom, Inc. *                                         43,800       309,666
ViaSat, Inc. *                                              31,050       797,364
                                                                     -----------
                                                                       2,725,952
                                                                     -----------
COMPUTERS & PERIPHERALS--0.8%
Komag, Inc. *                                               14,450       667,301
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--1.7%
Aeroflex, Inc. *                                            66,250       773,138
Benchmark Electronics, Inc.*                                22,200       535,464
                                                                     -----------
                                                                       1,308,602
                                                                     -----------
INTERNET SOFTWARE & SERVICES--2.3%
Bankrate, Inc. *                                            15,775       595,664
Digitas, Inc. *                                             37,850       439,817
Marchex, Inc. (Class B) *                                   29,300       481,399
ValueClick, Inc. *                                          21,800       334,630
                                                                     -----------
                                                                       1,851,510
                                                                     -----------
IT SERVICES--4.5%
Alliance Data Systems Corp. *                               14,500       852,890
TALX Corp.                                                  33,775       738,659
VeriFone, Inc. *                                            39,550     1,205,484
Wright Express Corp. *                                      27,600       793,224
                                                                     -----------
                                                                       3,590,257
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--8.2%
Cirrus Logic, Inc. *                                        53,643       436,654
Diodes, Inc. *                                              24,150     1,000,776
FormFactor, Inc. *                                          19,150       854,665
Integrated Device  Technology, Inc. *                       47,850       678,513
Microsemi Corp.*                                            30,900       753,342
Nextest Systems Corp. *                                     27,100       439,291
PMC-Sierra, Inc. *                                          39,050       367,070
SiRF Technology Holdings, Inc. *                            19,350       623,457
Trident Microsystems, Inc. *                                31,100       590,278
Varian Semiconductor Equipment  Associates, Inc. *          24,900       811,989
                                                                     -----------
                                                                       6,556,035
                                                                     -----------
SOFTWARE--4.9%
Epicor Software Corp. *                                     51,374       540,968
Hyperion Solutions Corp. *                                  27,962       771,751
Kronos, Inc. *                                               8,900       322,269
Nuance Communications, Inc. *                               57,400       577,444
Progress Software Corp. *                                   18,820       440,576
Verint Systems, Inc. *                                      16,250       474,338
Witness Systems, Inc. *                                     38,900       784,613
                                                                     -----------
                                                                       3,911,959
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY                                       20,611,616
                                                                     -----------

See Notes to Financial Statements.

                                                            SHARES      VALUE
                                                            ------   -----------
MATERIALS--3.2%
CONSTRUCTION MATERIALS--1.1%
Eagle Materials, Inc.                                       18,650   $   885,875
                                                                     -----------
CONTAINERS & PACKAGING--0.5%
Intertape Polymer Group, Inc. *                             61,607       419,544
                                                                     -----------
METALS & MINING--1.6%
Allegheny Technologies, Inc.                                 4,450       308,118
Century Aluminum Co. *                                      27,053       965,521
                                                                     -----------
                                                                       1,273,639
                                                                     -----------
   TOTAL MATERIALS                                                     2,579,058
                                                                     -----------
TELECOMMUNICATION SERVICES--1.6%
DIVERSIFIED TELECOMMUNICATION SERVICES--1.6%
Cbeyond Communications, Inc. *                              34,850       760,078
NTELOS Holdings Corp. *                                     38,750       559,938
                                                                     -----------
   TOTAL TELECOMMUNICATION SERVICES                                    1,320,016
                                                                     -----------
TOTAL COMMON STOCKS
(COST--$70,078,905)                                                   78,288,717
                                                                     -----------
INVESTMENT COMPANIES--0.5%
Technology Investment  Capital Corp.
(Cost--$416,040)                                            27,400       401,410
                                                                     -----------

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ---------
SHORT-TERM SECURITIES--1.1%
DISCOUNT NOTE--1.1%
Federal Home Loan Bank
   4.95% due 07/03/06 **
   (Cost--$869,761)                                       $870,000   $   869,641
                                                                     -----------
TOTAL INVESTMENTS--99.5%
(Cost--$71,364,706)                                                   79,559,768
OTHER ASSETS LESS LIABILITIES--0.5%                                      413,820
                                                                     -----------
NET ASSETS--100.0%                                                   $79,973,588
                                                                     ===========
----------
*    NON-INCOME PRODUCING SECURITY.

**   ZERO COUPON SECURITY - RATE DISCLOSED IS YIELD AS OF JUNE 30, 2006.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     Despite the effects of rising energy prices, a continuation of interest rate hikes by the Federal Reserve, a recently declining housing market and the largest natural disaster in U.S. history, stocks rose across the capitalization and style spectrums over the past six months, with the lion's share going to small-cap stocks. For the six months ending June 30, the Russell 2000 Growth Index returned 6.07%, underperforming Russell 2000 Value's return of 10.44%, respectively. Mid-cap stocks were not far behind, while large caps pulled up the rear. The Russell 2500 index returned 6.32% for the first half of the year. This compares to the S&P 500's return of 2.70% for the same time period.

     The market's ability to shrug off the specter of rising rates, falling home values and high energy costs, however, came to a screeching halt in May. Markets fell sharply and broadly, due largely to fears that continuing inflationary pressure would delay the end of the Fed's tightening cycle. The question investors confronted was whether the ultimate end to rate hikes would usher in a "goldilocks" period of Fed neutrality and more moderate growth or whether the Fed would overshoot and the economy would roll over. This uncertainty was exacerbated by the seeming inconsistency of Fed Chairman Ben Bernanke's stance and led to a massive flight from risky assets, with the highest beta, lowest cap stocks bearing the brunt. The Russell 2000 Growth suffered its worst monthly decline in nearly two years and its second worst since September 2002 during the depth of the bear market. Every sector within that index was down for the month, with the most economically sensitive stocks suffering the largest losses.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     Our portfolio started off 2006 with a robust performance, but experienced the second quarter volatility and finished the first half of the year with a return of 0.79%. This is well below the Russell 2500 Growth's return of 4.98%. Overall stock selection was negative, with the most of the negative contribution coming from the Transportation sectors. During the same time period, however, Producer durables, posted a positive return that offset the negative performance in the Transportation sector.

     Our sector position was broadly negative. Sector positioning, specifically overweights in Consumer Discretionary, Technology and Healthcare with an underweight in Materials detracted from performance for the six month period.

     On a broader sector basis, we reduced our exposure to consumer-related stocks in light of the pressures being placed on the consumer by high energy prices and rising rates. Some of those assets were redeployed into the energy and basic industry/capital goods sectors. We continue to see opportunities for energy-service companies and related industrial companies to sustain fairly rapid growth. Oil prices will continue to fluctuate, but we believe they will remain high for the foreseeable future. Formerly unprofitable reserves are now potentially profitable, and the E&P companies will continue to need the products and services of the companies in which we have invested. Technology was the other key recipient of assets divested from consumer stocks. The decision to overweight the sector relative to the benchmark was slightly negative, while stock selection proved to be positive despite concerns of the SEC probe into companies' back-dating stock options. We have remained fairly neutral in financial services, since rising rates and a flattened yield curve have not been beneficial to many small-cap banks.

     Currently, the portfolio retains an overweight in the consumer-related sectors, as it historically has, albeit investments there are less sensitive to the economic environment already discussed. Over the past year, we have nearly eliminated the underweight in Energy and Basic industry/ Capital Goods.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                               SINCE
                                  SIX MONTHS++   ONE YEAR   INCEPTION+
                                  ------------   --------   ----------
Roszel/Delaware Trend Portfolio       0.79%       10.79%      12.68%
S&P 500 Index                         2.71%        8.63%      12.86%
Russell 2500 Growth Index             4.98%       14.62%      20.59%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    MAY 1, 2003.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                               PERCENTAGE
TOP TEN HOLDINGS**                           OF NET ASSETS
------------------------------------------   -------------
Under Armour, Inc. (Class A)                      2.3%
Conceptus, Inc.                                   2.2
United Therapeutics Corp.                         2.2
Coach, Inc.                                       2.2
MSC Industrial Direct Co., Inc. (Class A)         2.1
MGI Pharma, Inc.                                  2.0
Helix Energy Solutions  Group, Inc.               2.0
American Reprographics Co.                        1.9
Mettler Toledo International, Inc.                1.9
Carter's, Inc.                                    1.9
                                                 ----
   Total                                         20.7%

                                               PERCENTAGE
HOLDINGS BY SECTOR                           OF NET ASSETS
------------------------------------------   -------------
Health Care                                       26.0%
Information Technology                            22.5
Consumer Discretionary                            16.9
Industrials                                       13.6
Financials                                        10.7
Energy                                             6.6
Materials                                          1.0
Consumer Staples                                   0.6
Other#                                             2.1
                                                 -----
   Total                                         100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/DELAWARE TREND PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--97.9%
CONSUMER DISCRETIONARY--16.9%
DIVERSIFIED CONSUMER SERVICES--1.5%
Bright Horizons Family  Solutions, Inc. *                    15,800   $  595,502
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE--3.5%
Sonic Corp. *                                                24,825      516,112
Texas Roadhouse, Inc. (Class A) *                            29,600      400,192
Wynn Resorts Ltd. *                                           6,900      505,770
                                                                      ----------
                                                                       1,422,074
                                                                      ----------
SPECIALTY RETAIL--4.3%
Dick's Sporting Goods, Inc.*                                 12,700      502,920
DSW, Inc. (Class A) *                                        18,000      655,560
J. Crew Group, Inc. *                                           700       19,215
Tractor Supply Co. *                                          9,800      541,646
                                                                      ----------
                                                                       1,719,341
                                                                      ----------
TEXTILES, APPAREL & LUXURY GOODS--7.6%
Carter's, Inc. *                                             28,900      763,827
Coach, Inc. *                                                29,100      870,090
CROCS, Inc. *                                                19,100      480,365
Under Armour, Inc. (Class A) *                               22,000      937,640
                                                                      ----------
                                                                       3,051,922
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                        6,788,839
                                                                      ----------
CONSUMER STAPLES--0.6%
FOOD PRODUCTS--0.6%
Peet's Coffee & Tea, Inc. *                                   7,900      238,501
                                                                      ----------
ENERGY--6.6%
ENERGY EQUIPMENT & SERVICES--4.5%
CARBO Ceramics, Inc.                                         10,950      537,973
Hydril *                                                      9,200      722,384
Veritas DGC, Inc. *                                          11,000      567,380
                                                                      ----------
                                                                       1,827,737
                                                                      ----------
OIL & GAS--2.1%
Aventine Renewable Energy Holdings, Inc. *                    1,000       38,900
Helix Energy Solutions Group, Inc. *                         19,520      787,827
                                                                      ----------
                                                                         826,727
                                                                      ----------
   TOTAL ENERGY                                                        2,654,464
                                                                      ----------
FINANCIALS--10.7%
CAPITAL MARKETS--1.3%
Waddell & Reed Financial, Inc.                               24,600      505,776
                                                                      ----------
COMMERCIAL BANKS--3.2%
City National Corp.                                           8,200      533,738
SVB Financial Group *                                         5,100      231,846
Whitney Holding Corp.                                        15,300      541,161
                                                                      ----------
                                                                       1,306,745
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--0.4%
Nasdaq Stock Market, Inc. (The) *                             5,800      173,420
                                                                      ----------
INSURANCE--4.0%
Aspen Insurance Holdings Ltd.                                 8,900   $  207,281
Delphi Financial Group, Inc. (Class A)                       13,425      488,133
Hanover Insurance Group, Inc. (The)                          11,000      522,060
PartnerRe Ltd.                                                5,900      377,895
                                                                      ----------
                                                                       1,595,369
                                                                      ----------
THRIFTS & MORTGAGE FINANCE--1.8%
BankUnited Financial Corp. (Class A)                          8,100      247,212
Webster Financial Corp.                                       9,800      464,912
                                                                      ----------
                                                                         712,124
                                                                      ----------
   TOTAL FINANCIALS                                                    4,293,434
                                                                      ----------
HEALTH CARE--26.0%
BIOTECHNOLOGY--10.5%
Cepheid, Inc. *                                              46,000      446,660
CV Therapeutics, Inc. *                                      29,500      412,115
Digene Corp. *                                               16,900      654,706
Encysive Pharmaceuticals, Inc. *                             14,700      101,871
PDL BioPharma, Inc. *                                        36,200      666,442
Progenics Pharmaceuticals, Inc. *                            20,900      502,854
Telik, Inc. *                                                35,400      584,100
United Therapeutics Corp. *                                  15,200      878,104
                                                                      ----------
                                                                       4,246,852
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES--9.4%
Align Technology, Inc. *                                     44,800      331,072
Conceptus, Inc. *                                            64,600      881,144
Fisher Scientific International, Inc. *                       7,000      511,350
Hologic, Inc. *                                              15,400      760,144
Nektar Therapeutics *                                        37,100      680,414
NuVasive, Inc.*                                              33,600      612,528
                                                                      ----------
                                                                       3,776,652
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--1.3%
Advisory Board Co. (The) *                                   10,800      519,372
                                                                      ----------
HEALTH CARE TECHNOLOGY--1.0%
Per-SeTechnologies, Inc. *                                   15,700      395,326
                                                                      ----------
PHARMACEUTICALS--3.8%
MGI Pharma, Inc. *                                           37,100      797,650
Sciele Pharma, Inc. *                                        31,700      735,123
                                                                      ----------
                                                                       1,532,773
                                                                      ----------
   TOTAL HEALTH CARE                                                  10,470,975
                                                                      ----------
INDUSTRIALS--13.6%
AEROSPACE & DEFENSE--1.5%
DynCorp, Inc. (Class A) *                                    17,900      185,802
Hexcel Corp. *                                               27,600      433,596
                                                                      ----------
                                                                         619,398
                                                                      ----------
AIR FREIGHT & LOGISTICS--1.8%
J.B. Hunt Transport Services, Inc.                           11,100      276,501
UTI Worldwide, Inc.                                          18,400      464,232
                                                                      ----------
                                                                         740,733
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES--4.6%
American Reprographics Co. *                                 21,400      775,750

See Notes to Financial Statements.

                                                            SHARES      VALUE
                                                            ------   -----------
Monster Worldwide, Inc. *                                   14,800   $   631,368
Resources Connection, Inc. *                                17,300       432,846
                                                                     -----------
                                                                       1,839,964
                                                                     -----------
ELECTRICAL EQUIPMENT--0.7%
Energy Conversion Devices, Inc. *                            7,400       269,582
                                                                     -----------
MACHINERY--2.9%
Bucyrus International, Inc.                                 15,000       757,500
JLG Industries, Inc.                                        18,100       407,250
                                                                     -----------
                                                                       1,164,750
                                                                     -----------
TRADING COMPANIES & DISTRIBUTORS--2.1%
MSC Industrial Direct Co.                                   17,500       832,475
                                                                     -----------
   TOTAL INDUSTRIALS                                                   5,466,902
                                                                     -----------
INFORMATION TECHNOLOGY--22.5%
COMMUNICATIONS EQUIPMENT--3.1%
ARRIS Group, Inc. *                                         16,000       209,920
Ixia *                                                      16,300       146,700
Polycom, Inc. *                                             28,300       620,336
Powerwave Technologies, Inc.*                               32,500       296,400
                                                                     -----------
                                                                       1,273,356
                                                                     -----------
COMPUTERS & PERIPHERALS--1.0%
Rackable Systems, Inc. *                                    10,400       410,696
                                                                     -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.6%
Itron, Inc. *                                                8,600       509,636
Mettler Toledo International, Inc. *                        12,800       775,296
Vishay Intertechnology, Inc. *                              35,800       563,134
                                                                     -----------
                                                                       1,848,066
                                                                     -----------
INTERNET SOFTWARE & SERVICES--1.8%
Akamai Technologies, Inc. *                                 20,500       741,895
                                                                     -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.5%
Cymer, Inc. *                                                9,700       450,662
Microsemi Corp. *                                           22,100       538,798
Silicon Laboratories, Inc. *                                 6,900       242,535
SiRF Technology Holdings, Inc. *                            12,400       399,528
Trident Microsystems, Inc. *                                15,200       288,496
Varian Semiconductor Equipment  Associates,
   Inc. *                                                    9,300       303,273
                                                                     -----------
                                                                       2,223,292
                                                                     -----------
SOFTWARE--6.5%
Informatica Corp. *                                         42,800       563,248
NAVTEQ Corp. *                                               7,700       344,036
Opsware, Inc. *                                             70,500       580,920
Salesforce.com, Inc. *                                      11,100       295,926
TIBCO Software, Inc. *                                      62,400       439,920
Wind River Systems, Inc. *                                  42,800       380,920
                                                                     -----------
                                                                       2,604,970
                                                                     -----------
   TOTAL INFORMATION TECHNOLOGY                                        9,102,275
                                                                     -----------
MATERIALS--1.0%
METALS & MINING--1.0%
AMCOL International Corp.                                   15,200   $   400,520
                                                                     -----------
TOTAL COMMON STOCKS
(Cost--$33,739,554)                                                   39,415,910
                                                                     -----------
                                                        PRINCIPAL
                                                         AMOUNT
                                                       ----------
SHORT-TERM SECURITIES--2.9%
REPURCHASE AGREEMENT **--2.9%
Nomura Securities International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06,
   total to be received $1,158,052
   (Cost-- $1,157,573)                                 $1,157,573   $ 1,157,573
                                                                    -----------
TOTAL INVESTMENTS--100.8%
(Cost--$34,897,127)                                                  40,573,483
OTHER LIABILITIES IN
   EXCESS OF ASSETS--(0.8)%                                            (303,881)
                                                                    -----------
NET ASSETS--100.0%                                                  $40,269,602
                                                                    ===========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO

PERFORMANCE INFORMATION*

TOTAL RETURNS
FOR PERIOD JUNE 29, 2006 THROUGH JUNE 30, 2006 (UNAUDITED)

                                                         SINCE
                                                     INCEPTION+(a)
                                                     -------------
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio      (0.10)%
3-Month Treasury Bill Index                              0.00%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JUNE 29, 2006.

(a)  NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

TOP TEN LONG POSITIONS                         PERCENTAGE
OF THE PORTFOLIO**                           OF NET ASSETS
------------------------------------------   -------------
American Eagle Outfitters                         0.5%
Nutri/System, Inc.                                0.5
Reynolds American, Inc.                           0.4
Payless Shoesource, Inc.                          0.4
ConocoPhillips                                    0.4
Darden Restaurants, Inc.                          0.4
Loews Corp - Carolina Group                       0.4
Lehman Brothers Holdings, Inc.                    0.4
Cummins, Inc.                                     0.4
Accredited Home Lenders Holding Co.               0.4
                                                  ---
   Total                                          4.2%

LONG POSITIONS PORTFOLIO                       PERCENTAGE
COMPOSITION                                  OF NET ASSETS
------------------------------------------   -------------
Consumer Discretionary                           16.4%
Information Technology                           16.0
Financials                                       12.5
Industrials                                      12.4
Health Care                                       9.7
Energy                                            8.5
Materials                                         5.8
Consumer Staples                                  4.1
Utilities                                         4.1
Telecommunication Services                        0.4
                                                 ----
Total                                            89.9%

TOP TEN SHORT POSITIONS                        PERCENTAGE
OF THE PORTFOLIO**                           OF NET ASSETS
------------------------------------------   -------------
Carmax, Inc.                                      0.4%
Chicago Mercantile Exchange Holdings, Inc.        0.4
3Com Corp.                                        0.4
Fastenal Co.                                      0.4
Whole Foods Market, Inc.                          0.4
Akamai Technologies, Inc.                         0.4
Weatherford International Ltd.                    0.4
Allegheny Energy, Inc.                            0.4
Advanced Medical Optics, Inc.                     0.4
Resmed, Inc.                                      0.4
                                                  ---
Total                                             4.0%

SHORT POSITIONS PORTFOLIO                      PERCENTAGE
COMPOSITION                                  OF NET ASSETS
------------------------------------------   -------------
Information Technology                           17.3%
Consumer Discretionary                           16.7
Financials                                       11.9
Industrials                                      10.0
Health Care                                       9.7
Energy                                            7.5
Consumer Staples                                  5.0
Utilities                                         4.5
Materials                                         4.2
Telecommunication Services                        0.8
                                                 ----
Total                                            87.6%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                             SHARES      VALUE
                                                             ------   ----------
COMMON STOCKS--89.9%
CONSUMER DISCRETIONARY--16.4%
AUTO COMPONENTS--0.3%
ArvinMeritor Inc                                              1,845   $   31,716
                                                                      ----------
AUTOMOBILES--0.5%
Ford Motor Co.                                                4,187       29,016
Thor Industries, Inc.                                           696       33,721
                                                                      ----------
                                                                          62,737
                                                                      ----------
DIVERSIFIED CONSUMER SERVICES--0.4%
Career Education Corp. *                                      1,063       31,773
Jackson Hewitt Tax Service, Inc.                                459       14,390
                                                                      ----------
                                                                          46,163
                                                                      ----------
HOTELS, RESTAURANTS & LEISURE--2.5%
Brinker International, Inc.                                     910       33,033
CBRL Group, Inc.                                                291        9,871
Darden Restaurants, Inc.                                      1,218       47,989
Domino's Pizza, Inc.                                            940       23,256
International Game Technology                                   579       21,967
Jack in the Box, Inc. *                                         907       35,554
Penn National Gaming, Inc. *                                    945       36,647
Pinnacle Entertainment, Inc. *                                1,091       33,439
Ruby Tuesday, Inc.                                            1,224       29,878
Vail Resorts, Inc. *                                            708       26,267
                                                                      ----------
                                                                         297,901
                                                                      ----------
HOUSEHOLD DURABLES--2.8%
American Greetings Corp.                                      1,490       31,305
Beazer Homes USA, Inc.                                          559       25,641
Ethan Allen Interiors, Inc.                                     346       12,646
Furniture Brands International, Inc.                          1,677       34,949
KB Home                                                         276       12,655
Lennar Corp. (Class A)                                          554       24,581
Meritage Homes Corp. *                                          723       34,162
NVR, Inc. *                                                      65       31,931
Pulte Homes, Inc.                                               647       18,627
Ryland Group, Inc.                                              566       24,661
Technical Olympic USA, Inc.                                     498        7,151
Toll Brothers, Inc. *                                           332        8,489
WCI Communities, Inc. *                                       1,688       33,996
Yankee Candle Co., Inc.                                       1,208       30,212
                                                                      ----------
                                                                         331,006
                                                                      ----------
INTERNET & CATALOG RETAIL--1.3%
Expedia, Inc. *                                               1,635       24,476
IAC/InterActiveCorp. *                                        1,291       34,199
NetFlix, Inc. *                                               1,447       39,373
Nutri/System, Inc. *                                            853       52,997
                                                                      ----------
                                                                         151,044
                                                                      ----------
MEDIA--1.6%
CBS Corp. (Class B)                                           1,419       38,384
Cablevision Systems Corp.                                       510       10,940
Comcast Corp. (Class A) *                                       961       31,463
Entercom Communications Corp.                                   397       10,386
Gannett Co., Inc.                                               452       25,280
McGraw-Hill Cos., Inc. (The)                                    525       26,371
Omnicom Group, Inc.                                             376   $   33,498
Warner Music Group Corp.                                        489       14,416
                                                                      ----------
                                                                         190,737
                                                                      ----------
MULTILINE RETAIL--0.9%
Dillard's, Inc. (Class A)                                       426       13,568
Dollar Tree Stores, Inc. *                                    1,491       39,512
Kohl's Corp. *                                                  210       12,415
J.C. Penney Co., Inc.                                           620       41,856
                                                                      ----------
                                                                         107,351
                                                                      ----------
SPECIALTY RETAIL--5.4%
Abercrombie & Fitch Co.                                         576       31,928
Aeropostale, Inc. *                                             518       14,965
American Eagle Outfitters                                     1,646       56,030
AnnTaylor Stores Corp. *                                        856       37,133
Autonation, Inc. *                                            1,911       40,972
Barnes & Noble, Inc.                                            863       31,500
Charming Shoppes, Inc. *                                      1,836       20,637
Claire's Stores, Inc.                                           641       16,352
Dress Barn, Inc. *                                            1,343       34,045
Gap, Inc. (The)                                               1,181       20,549
Genesco, Inc. *                                                 697       23,607
Group 1 Automotive, Inc.                                        620       34,931
Lowe's Cos., Inc.                                               494       29,971
Men's Wearhouse, Inc.                                         1,035       31,361
Pacific Sunwear Of California *                                 911       16,334
Pantry, Inc. (The) *                                            537       30,899
Payless Shoesource, Inc. *                                    1,816       49,341
Rent-A-Center, Inc. *                                         1,230       30,578
Select Comfort Corp. *                                          795       18,261
Sherwin-Williams Co. (The)                                      600       28,488
Talbots, Inc.                                                   494        9,114
United Auto Group, Inc.                                       1,199       25,599
                                                                      ----------
                                                                         632,594
                                                                      ----------
TEXTILES, APPAREL & LUXURY GOODS--0.7%
Columbia Sportswear Co. *                                       225       10,184
Nike, Inc. (Class B)                                            106        8,586
Phillips-Van Heusen                                             953       36,366
Wolverine World Wide, Inc.                                      944       22,024
                                                                      ----------
                                                                          77,160
                                                                      ----------
   TOTAL CONSUMER DISCRETIONARY                                        1,928,408
                                                                      ----------
CONSUMER STAPLES--4.1%
BEVERAGES--0.8%
Coca-Cola Enterprises, Inc.                                   1,601       32,612
Hansen Natural Corp. *                                           82       15,610
Pepsi Bottling Group, Inc.                                    1,316       42,309
                                                                      ----------
                                                                          90,532
                                                                      ----------
FOOD & STAPLES RETAILING--0.7%
Kroger Co. (The)                                                800       17,488
Performance Food Group Co.                                    1,061       32,233
Supervalu, Inc.                                               1,069       32,818
                                                                      ----------
                                                                          82,539
                                                                      ----------
FOOD PRODUCTS--1.1%
Dean Foods Co. *                                                876       32,578
Del Monte Foods Co.                                           1,808       20,304

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
General Mills, Inc.                                             739   $   38,177
H.J. Heinz Co.                                                  556       22,918
Sara Lee Corp.                                                  905       14,498
                                                                      ----------
                                                                         128,475
                                                                      ----------
HOUSEHOLD PRODUCTS--0.5%
Energizer Holdings, Inc. *                                      626       36,665
Spectrum Brands, Inc. *                                       1,325       17,119
                                                                      ----------
                                                                          53,784
                                                                      ----------
PERSONAL PRODUCTS--0.2%
NBTY, Inc. *                                                  1,237       29,577
                                                                      ----------
TOBACCO--0.8%
Loews Corp. - Carolina Group                                    910       46,747
Reynolds American, Inc.                                         448       51,654
                                                                      ----------
                                                                          98,401
                                                                      ----------
TOTAL CONSUMER STAPLES                                                   483,309
                                                                      ----------
ENERGY--8.5%
ENERGY EQUIPMENT & SERVICES--4.1%
Diamond Offshore Drilling, Inc.                                 417       34,999
ENSCO International, Inc.                                       810       37,276
Grant Prideco, Inc. *                                           303       13,559
Grey Wolf, Inc. *                                             4,878       37,561
Helmerich & Payne, Inc.                                         677       40,796
Lone Star Technologies, Inc. *                                  752       40,623
Maverick Tube Corp. *                                           363       22,938
Nabors Industries Ltd. *                                        966       32,641
NS Group, Inc. *                                                786       43,293
Oil States International, Inc. *                              1,067       36,577
SEACOR Holdings, Inc. *                                         170       13,957
Tidewater, Inc.                                                 551       27,109
Todco                                                           961       39,257
Unit Corp. *                                                    726       41,302
W-H Energy Services, Inc. *                                     404       20,535
                                                                      ----------
                                                                         482,423
                                                                      ----------
OIL & GAS--4.4%
ConocoPhillips                                                  735       48,165
Devon Energy Corp.                                              609       36,790
El Paso Corp.                                                 1,685       25,275
Foundation Coal Holdings, Inc.                                  862       40,454
Helix Energy Solutions  Group, Inc.                             871       35,154
Kerr-McGee Corp.                                                643       44,592
Marathon Oil Corp.                                              455       37,902
Overseas Shipholding Group                                      741       43,830
Patterson-UTI Energy, Inc.                                    1,290       36,520
Penn Virginia Corp.                                             310       21,663
Plains Exploration &  Production Co. *                          563       22,824
Pogo Producing Co.                                              596       27,476
Range Resources Corp.                                           418       11,365
Swift Energy Co. *                                              468       20,091
Tesoro Corp.                                                    196       14,575
W&T Offshore, Inc.                                              509       19,795
Western Gas Resources, Inc.                                     296   $   17,716
World Fuel Services Corp.                                       411       18,779
                                                                      ----------
                                                                         522,963
                                                                      ----------
TOTAL ENERGY                                                           1,005,386
                                                                      ----------
FINANCIALS--12.5%
CAPITAL MARKETS--2.3%
AG Edwards, Inc.                                                290       16,043
Bear Stearns Cos., Inc. (The)                                   312       43,705
Goldman Sachs Group, Inc.                                       279       41,970
Knight Capital Group, Inc. *                                  2,272       34,603
Lehman Brothers Holdings, Inc.                                  710       46,257
Morgan Stanley                                                  592       37,420
optionsXpress Holdings, Inc.                                    781       18,205
SEI Investments Co.                                             216       10,558
State Street Corp.                                              454       26,373
                                                                      ----------
                                                                         275,133
                                                                      ----------
COMMERCIAL BANKS--1.5%
BB&T Corp.                                                      358       14,889
Comerica, Inc.                                                  592       30,778
Greater Bay Bancorp.                                            517       14,864
Keycorp.                                                        939       33,504
National City Corp.                                             608       22,004
US Bancorp.                                                   1,046       32,300
Wachovia Corp.                                                  542       29,311
                                                                      ----------
                                                                         177,650
                                                                      ----------
CONSUMER FINANCE--0.5%
Capital One Financial Corp.                                     321       27,429
CompuCredit Corp. *                                             720       27,677
                                                                      ----------
                                                                          55,106
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--0.7%
Bank of America Corp.                                           359       17,268
CIT Group, Inc.                                                 720       37,649
Citigroup, Inc.                                                 665       32,080
                                                                      ----------
                                                                          86,996
                                                                      ----------
INSURANCE--5.0%
ACE Ltd.                                                        701       35,464
Allstate Corp. (The)                                            645       35,301
American Financial Group, Inc.                                  855       36,680
AmerUs Group Co.                                                196       11,476
Assurant, Inc.                                                  629       30,444
Chubb Corp.                                                     247       12,325
Genworth Financial, Inc.                                        990       34,492
Hanover Insurance Group, Inc. (The)                             382       18,130
Hartford Financial Services Group, Inc.                         410       34,686
LandAmerica Financial Group, Inc.                               514       33,204
Lincoln National Corp.                                          609       34,372
MBIA, Inc.                                                      522       30,563
Metlife, Inc.                                                   709       36,308
Nationwide Financial Services                                   751       33,104
Ohio Casualty Corp.                                             704       20,930
Old Republic International Corp.                              1,302       27,824
Safeco Corp.                                                    628       35,388

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
St. Paul Travelers Cos., Inc. (The)                             767   $   34,193
UnumProvident Corp.                                             389        7,053
WR Berkley Corp.                                              1,311       44,744
                                                                      ----------
                                                                         586,679
                                                                      ----------
REAL ESTATE--0.6%
AvalonBay Communities, Inc.                                      48        5,310
BRE Properties, Inc.                                            204       11,220
Camden Property Trust                                           164       12,062
Crescent Real Estate EQT Co.                                    361        6,700
Liberty Property Trust                                          278       12,288
Mack-Cali Realty Corp.                                          240       11,021
Mills Corp. (The)                                               251        6,714
Simon Property Group, Inc.                                      135       11,197
                                                                      ----------
                                                                          76,512
                                                                      ----------
THRIFTS & MORTGAGE FINANCE--1.9%
Accredited Home Lenders Holding Co. *                           959       45,850
Corus Bankshares, Inc.                                          856       22,410
Countrywide Financial Corp.                                     729       27,760
Fannie Mae                                                      572       27,513
FirstFed Financial Corp. *                                      611       35,236
IndyMac Bancorp, Inc.                                           890       40,807
Radian Group, Inc.                                              422       26,071
                                                                      ----------
                                                                         225,647
                                                                      ----------
   TOTAL FINANCIALS                                                    1,483,723
                                                                      ----------
HEALTH CARE--9.7%
BIOTECHNOLOGY--1.0%
Amgen, Inc. *                                                   444       28,962
Biogen Idec, Inc. *                                             383       17,744
Cephalon, Inc. *                                                501       30,110
CV Therapeutics, Inc. *                                         215        3,004
ICOS Corp. *                                                    470       10,335
Millennium Pharmaceuticals, Inc. *                            1,788       17,826
PDL BioPharma, Inc. *                                           697       12,832
                                                                      ----------
                                                                         120,814
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES--2.0%
Bausch & Lomb, Inc.                                             700       34,328
Baxter International, Inc.                                      853       31,356
Beckman Coulter, Inc.                                           534       29,664
DENTSPLY International, Inc.                                    582       35,269
Haemonetics Corp. *                                             521       24,232
Kinetic Concepts, Inc. *                                        951       41,987
Kyphon, Inc. *                                                  865       33,181
                                                                      ----------
                                                                         230,017
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--2.8%
Aetna, Inc.                                                     763       30,467
AmerisourceBergen Corp.                                       1,006       42,172
Apria Healthcare Group, Inc. *                                1,004       18,976
Cigna Corp.                                                     342       33,690
Coventry Health Care, Inc. *                                    650       35,711
Health Net, Inc. (Class A) *                                    681       30,761
Humana, Inc. *                                                  783       42,047
McKesson Corp.                                                  663       31,347
Sierra Health Services, Inc. *                                  291       13,104
WellCare Health Plans, Inc. *                                   465   $   22,808
WellPoint, Inc. *                                               417       30,345
                                                                      ----------
                                                                         331,427
                                                                      ----------
HEALTH CARE TECHNOLOGY--0.3%
Emdeon Corp. *                                                2,719       33,743
                                                                      ----------
LIFE SCIENCES TOOLS & SERVICES--0.9%
Invitrogen Corp. *                                              495       32,705
PerkinElmer, Inc.                                             1,359       28,403
Varian, Inc. *                                                  498       20,672
Waters Corp. *                                                  576       25,574
                                                                      ----------
                                                                         107,354
                                                                      ----------
PHARMACEUTICALS--2.7%
Alpharma, Inc. (Class A)                                      1,313       31,565
Biovail Corp.                                                 1,788       41,857
Endo Pharmaceuticals Holdings, Inc. *                         1,198       39,510
King Pharmaceuticals, Inc. *                                  2,194       37,298
Kos Pharmaceuticals, Inc. *                                     325       12,227
Merck & Co., Inc.                                             1,077       39,235
Mylan Laboratories, Inc.                                      1,227       24,540
Pfizer, Inc.                                                  1,066       25,019
Schering-Plough Corp.                                           642       12,217
Valeant Pharmaceuticals International                         1,448       24,500
Wyeth                                                           556       24,692
                                                                      ----------
                                                                         312,660
                                                                      ----------
   TOTAL HEALTH CARE                                                   1,136,014
                                                                      ----------
INDUSTRIALS--12.4%
AEROSPACE & DEFENSE--1.6%
Armor Holdings, Inc. *                                          565       30,979
Ceradyne, Inc. *                                                659       32,614
DRS Technologies, Inc.                                          227       11,066
General Dynamics Corp.                                          449       29,392
Goodrich Corp.                                                  403       16,237
Lockheed Martin Corp.                                           526       37,735
Raytheon Co.                                                    788       35,121
                                                                      ----------
                                                                         193,144
                                                                      ----------
AIR FREIGHT & LOGISTICS--0.3%
EGL, Inc. *                                                     617       30,973
Pacer International, Inc.                                       159        5,180
                                                                      ----------
                                                                          36,154
                                                                      ----------
AIRLINES--0.6%
Alaska Air Group, Inc. *                                        641       25,268
AMR Corp. *                                                     628       15,964
Continental Airlines, Inc. *                                  1,174       34,985
                                                                      ----------
                                                                          76,217
                                                                      ----------
BUILDING PRODUCTS--0.5%
Lennox International, Inc.                                    1,088       28,810
Masco Corp.                                                     466       13,812
Universal Forest Products, Inc.                                 244       15,306
                                                                      ----------
                                                                          57,929
                                                                      ----------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Administaff, Inc.                                               954   $   34,163
Brink's Co. (The)                                               763       43,041
FTI Consulting, Inc. *                                          396       10,601
IKON Office Solutions, Inc.                                   1,289       16,241
Labor Ready, Inc. *                                             306        6,931
Manpower, Inc.                                                  670       43,282
RR Donnelley & Sons Co.                                       1,036       33,100
United Stationers, Inc. *                                       305       15,043
                                                                      ----------
                                                                         202,402
                                                                      ----------
CONSTRUCTION & ENGINEERING--0.5%
EMCOR Group, Inc. *                                             648       31,538
Granite Construction, Inc.                                      667       30,195
                                                                      ----------
                                                                          61,733
                                                                      ----------
ELECTRICAL EQUIPMENT--1.1%
Acuity Brands, Inc.                                             550       21,401
AO Smith Corp.                                                  552       25,591
Belden CDT, Inc.                                                587       19,400
General Cable Corp. *                                         1,090       38,150
Regal-Beloit Corp.                                              479       21,148
                                                                      ----------
                                                                         125,689
                                                                      ----------
INDUSTRIAL CONGLOMERATES--0.3%
Walter Industries, Inc.                                         601       34,648
                                                                      ----------
MACHINERY--4.3%
AGCO Corp. *                                                    956       25,162
Bucyrus International, Inc.                                     627       31,664
Crane Co.                                                       310       12,896
Cummins, Inc.                                                   378       46,211
Gardner Denver, Inc. *                                        1,071       41,234
Ingersoll-Rand Co. Ltd.                                         600       25,668
ITT Corp.                                                       269       13,316
JLG Industries, Inc.                                          1,328       29,880
Lincoln Electric Holdings, Inc.                                 122        7,643
Manitowoc Co., Inc. (The)                                       565       25,143
Navistar International Corp. *                                1,335       32,854
Paccar, Inc.                                                    499       41,108
Parker Hannifin Corp.                                           364       28,246
SPX Corp.                                                       695       38,885
Terex Corp. *                                                   423       41,750
Timken Co.                                                    1,017       34,080
Trinity Industries, Inc.                                        613       24,765
                                                                      ----------
                                                                         500,503
                                                                      ----------
ROAD & RAIL--1.1%
Con-way, Inc.                                                   423       24,504
CSX Corp.                                                       293       20,639
Norfolk Southern Corp.                                          498       26,504
Swift Transportation Co., Inc. *                                356       11,307
YRC Worldwide, Inc. *                                           975       41,057
                                                                      ----------
                                                                         124,011
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS--0.4%
United Rentals, Inc. *                                          413       13,208
WESCO International, Inc. *                                     488       33,672
                                                                      ----------
                                                                          46,880
                                                                      ----------
   TOTAL INDUSTRIALS                                                   1,459,309
                                                                      ----------
INFORMATION TECHNOLOGY--16.0%
COMMUNICATIONS EQUIPMENT--1.7%
ARRIS Group, Inc. *                                           3,422   $   44,897
Avaya, Inc. *                                                 1,571       17,941
Cisco Systems, Inc. *                                         1,399       27,322
Foundry Networks, Inc. *                                      2,566       27,354
Motorola, Inc.                                                1,715       34,557
Polycom, Inc. *                                               1,622       35,554
Tekelec *                                                       804        9,929
                                                                      ----------
                                                                         197,554
                                                                      ----------
COMPUTERS & PERIPHERALS--2.0%
Brocade Communications Systems, Inc. *                        6,159       37,816
Hewlett-Packard Co.                                           1,445       45,778
Komag, Inc. *                                                   812       37,498
Lexmark International, Inc. *                                   612       34,168
Seagate Technology *                                          1,824       41,295
Western Digital Corp. *                                       1,838       36,411
                                                                      ----------
                                                                         232,966
                                                                      ----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--2.3%
Arrow Electronics, Inc. *                                       987       31,781
Avnet, Inc. *                                                 1,788       35,796
Brightpoint, Inc. *                                             904       12,231
Flextronics International Ltd. *                              3,220       34,196
Ingram Micro, Inc. *                                          1,599       28,990
Sanmina-SCI Corp. *                                           8,360       38,456
Solectron Corp. *                                             9,467       32,377
Tech Data Corp. *                                               601       23,024
Vishay Intertechnology, Inc. *                                2,109       33,175
                                                                      ----------
                                                                         270,027
                                                                      ----------
INTERNET SOFTWARE & SERVICES--0.6%
Digital River, Inc. *                                           618       24,961
Digitas, Inc. *                                                 395        4,590
RealNetworks, Inc. *                                          3,504       37,493
                                                                      ----------
                                                                          67,044
                                                                      ----------
IT SERVICES--1.2%
Accenture Ltd.                                                1,177       33,333
CSG Systems International, Inc. *                             1,161       28,723
Fiserv, Inc. *                                                  770       34,927
Hewitt Associates, Inc. *                                       818       18,389
Unisys Corp. *                                                3,692       23,186
                                                                      ----------
                                                                         138,557
                                                                      ----------
OFFICE ELECTRONICS--0.2%
Xerox Corp. *                                                 2,068       28,766
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--4.0%
Amkor Technology, Inc. *                                      3,791       35,863
Conexant Systems, Inc. *                                     13,997       34,993
Cymer, Inc. *                                                   458       21,279
Fairchild Semiconductor International, Inc. *                 1,157       21,023
Freescale Semiconductor, Inc. *                               1,460       42,924
Intersil Corp.                                                  307        7,138
Lam Research Corp. *                                            904       42,144
LSI Logic Corp. *                                             4,094       36,641
National Semiconductor Corp.                                    284        6,773

See Notes to Financial Statements.

                                                           SHARES      VALUE
                                                          -------   -----------
Novellus Systems, Inc. *                                   1,332    $    32,900
Omnivision Technologies, Inc. *                            1,443         30,476
ON Semiconductor Corp. *                                   5,762         33,881
Silicon Image, Inc. *                                      1,715         18,488
Skyworks Solutions, Inc. *                                 4,514         24,872
Teradyne, Inc. *                                           2,359         32,861
Trident Microsystems, Inc. *                                 963         18,278
Zoran Corp. *                                              1,374         33,443
                                                                    -----------
                                                                        473,976
                                                                    -----------
SOFTWARE--4.0%
BMC Software, Inc. *                                       1,790         42,781
CA, Inc.                                                   1,624         33,373
Cadence Design Systems, Inc. *                             2,233         38,296
Check Point Software Technologies *                        1,719         30,220
Compuware Corp. *                                          3,633         24,341
Hyperion Solutions Corp. *                                   898         24,785
Informatica Corp. *                                          965         12,699
Internet Security Systems *                                1,630         30,726
McAfee, Inc. *                                             1,499         36,381
Mercury Interactive Corp. *                                1,181         41,300
Parametric Technology Corp. *                              1,811         23,018
Quest Software, Inc. *                                     1,846         25,918
Red Hat, Inc. *                                            1,183         27,682
Salesforce.com, Inc. *                                       614         16,369
Sybase, Inc. *                                             1,703         33,038
Synopsys, Inc. *                                           1,825         34,255
                                                                    -----------
                                                                        475,182
                                                                    -----------
   TOTAL INFORMATION TECHNOLOGY                                       1,884,072
                                                                    -----------
MATERIALS--5.8%
CHEMICALS--1.9%
Celanese Corp.                                             1,022         20,869
FMC Corp.                                                    325         20,927
HB Fuller Co.                                                518         22,569
Hercules, Inc. *                                           1,631         24,889
Lubrizol Corp.                                               868         34,590
Lyondell Chemical Co.                                      1,633         37,004
Olin Corp.                                                 1,553         27,845
Valspar Corp.                                                644         17,008
Westlake Chemical Corp.                                      543         16,181
                                                                    -----------
                                                                        221,883
                                                                    -----------
CONSTRUCTION MATERIALS--0.8%
Eagle Materials, Inc.                                        871         41,373
Florida Rock Industries, Inc.                                525         26,077
Martin Marietta Materials, Inc.                              294         26,798
                                                                    -----------
                                                                         94,247
                                                                    -----------
CONTAINERS & PACKAGING--0.6%
Ball Corp.                                                   556         20,594
Owens-Illinois, Inc. *                                     1,536         25,743
Temple-Inland, Inc.                                          455         19,506
                                                                    -----------
                                                                         65,843
                                                                    -----------
METALS & MINING--2.2%
Chaparral Steel Co. *                                        350         25,207
Freeport-McMoRan Copper & Gold, Inc.                         718         39,784
Oregon Steel Mills, Inc. *                                   758         38,400
Phelps Dodge Corp.                                           386    $    31,714
Reliance Steel & Aluminum Co.                                482         39,982
Steel Dynamics, Inc.                                         649         42,665
United States Steel Corp.                                    529         37,093
                                                                    -----------
                                                                        254,846
                                                                    -----------
PAPER & FOREST PRODUCTS--0.3%
Louisiana-Pacific Corp.                                    1,569         34,361
                                                                    -----------
   TOTAL MATERIALS                                                      671,181
                                                                    -----------
TELECOMMUNICATION SERVICES--0.4%
DIVERSIFIED TELECOMMUNICATION SERVICES--0.1%
AT&T, Inc.                                                   601         16,762
                                                                    -----------
WIRELESS TELECOMMUNICATION SERVICES--0.3%
Dobson Communications Corp. *                              4,371         33,788
                                                                    -----------
   TOTAL TELECOMMUNICATION  SERVICES                                     50,550
                                                                    -----------
UTILITIES--4.1%
ELECTRIC UTILITIES--0.6%
American Electric Power Co., Inc.                            462         15,824
Edison International                                         903         35,217
Pepco Holdings, Inc.                                         686         16,176
                                                                    -----------
                                                                         67,216
                                                                    -----------
GAS UTILITIES--0.5%
Oneok, Inc.                                                1,107         37,682
Questar Corp.                                                330         26,562
                                                                    -----------
                                                                         64,244
                                                                    -----------
MULTI-UTILITIES & UNREGULATED POWER--3.0%
AES Corp. (The) *                                          1,683         31,051
Alliant Energy Corp.                                       1,132         38,828
Centerpoint Energy, Inc.                                   3,013         37,663
CMS Energy Corp. *                                         2,905         37,591
DTE Energy Co.                                               793         32,307
MDU Resources Group, Inc.                                    604         22,112
PG&E Corp.                                                   819         32,170
Sempra Energy                                                454         20,648
TECO Energy, Inc.                                          1,844         27,549
TXU Corp.                                                    666         39,820
WPS Resources Corp.                                          609         30,206
                                                                    -----------
                                                                        349,946
                                                                    -----------
   TOTAL UTILITIES                                                      481,406
                                                                    -----------
TOTAL INVESTMENTS BEFORE
   INVESTMENTS SOLD SHORT--89.9% (A)
   (COST--$10,591,170)                                               10,583,358
                                                                    -----------
INVESTMENTS SOLD SHORT--(87.6)%
CONSUMER DISCRETIONARY--(16.7)%
AUTO COMPONENTS--(1.0)%
American Axle & Manufacturing Holdings, Inc.              (1,492)       (25,528)
Gentex Corp.                                              (1,957)       (27,398)
Johnson Controls, Inc.                                      (466)       (38,315)
Tenneco, Inc. *                                             (929)       (24,154)
                                                                    -----------
                                                                       (115,395)
                                                                    -----------

See Notes to Financial Statements.

                                                           SHARES      VALUE
                                                           ------   -----------
DIVERSIFIED CONSUMER SERVICES--(1.3)%
DeVry, Inc. *                                              (1,656)  $   (36,382)
H&R Block, Inc.                                            (1,634)      (38,987)
ITT Educational Services, Inc. *                             (306)      (20,138)
Laureate Education, Inc. *                                   (323)      (13,769)
Strayer Education, Inc.                                      (298)      (28,942)
Weight Watchers International, Inc.                          (320)      (13,085)
                                                                    -----------
                                                                       (151,303)
                                                                    -----------
HOTELS, RESTAURANTS & LEISURE--(4.4)%
Cheesecake Factory (The) *                                 (1,058)      (28,513)
Gaylord Entertainment Co. *                                  (648)      (28,279)
Harrah's Entertainment, Inc.                                 (462)      (32,885)
Hilton Hotels Corp.                                          (846)      (23,925)
Las Vegas Sands Corp. *                                      (584)      (45,470)
Life Time Fitness, Inc. *                                    (376)      (17,398)
OSI Restaurant Partners, Inc.                              (1,058)      (36,607)
PF Chang's China Bistro, Inc. *                              (842)      (32,013)
Panera Bread Co. *                                           (613)      (41,218)
Scientific Games Corp. *                                   (1,208)      (43,029)
Six Flags, Inc. *                                          (4,180)      (23,492)
Sonic Corp. *                                              (1,029)      (21,393)
Station Casinos, Inc.                                        (480)      (32,678)
WMS Industries, Inc. *                                     (1,284)      (35,169)
Wendy's International, Inc.                                  (580)      (33,808)
Wynn Resorts Ltd. *                                          (617)      (45,226)
                                                                    -----------
                                                                       (521,102)
                                                                    -----------
HOUSEHOLD DURABLES--(1.4)%
Fortune Brands, Inc.                                         (480)      (34,085)
MDC Holdings, Inc.                                           (727)      (37,753)
Mohawk Industries, Inc. *                                    (191)      (13,437)
Standard-Pacific Corp.                                     (1,074)      (27,602)
Stanley Works (The)                                          (484)      (22,854)
Tupperware Brands Corp.                                    (1,173)      (23,096)
                                                                    -----------
                                                                       (158,827)
                                                                    -----------
LEISURE EQUIPMENT & PRODUCTS--(0.9)%
Callaway Golf Co.                                          (1,166)      (15,146)
Marvel Entertainment, Inc. *                                 (578)      (11,560)
Oakley, Inc.                                               (1,200)      (20,220)
Polaris Industries, Inc.                                     (606)      (26,240)
Pool Corp.                                                   (813)      (35,471)
                                                                    -----------
                                                                       (108,637)
                                                                    -----------
MEDIA--(2.6)%
Arbitron, Inc.                                               (582)      (22,308)
DIRECTV Group, Inc. (The) *                                (2,365)      (39,023)
Discovery Holding Co. *                                    (1,481)      (21,667)
Dow Jones & Co., Inc.                                        (539)      (18,870)
Interpublic Group of Cos., Inc. *                          (2,976)      (24,850)
Lamar Advertising Co. *                                      (814)      (43,842)
New York Times Co.                                           (961)      (23,583)
NTL, Inc.                                                  (1,615)      (40,214)
Regal Entertainment Group                                  (1,325)      (26,924)
Time Warner, Inc.                                            (813)      (14,065)
Valassis Communications, Inc. *                              (493)      (11,630)
XM Satellite Radio Holdings, Inc. *                        (1,429)      (20,935)
                                                                    -----------
                                                                       (307,910)
                                                                    -----------
MULTILINE RETAIL--(0.3)%
Federated Department Stores, Inc.                            (687)  $   (25,144)
Tuesday Morning Corp.                                        (805)      (10,586)
                                                                    -----------
                                                                        (35,730)
                                                                    -----------
SPECIALTY RETAIL--(3.9)%
Aaron Rents, Inc.                                            (601)      (16,155)
Bebe Stores, Inc.                                          (1,088)      (16,777)
Borders Group, Inc.                                          (631)      (11,648)
Cabela's, Inc. *                                              (51)         (982)
Carmax, Inc. *                                             (1,479)      (52,445)
Chico's FAS, Inc. *                                        (1,285)      (34,669)
Childrens Place Retail Stores, Inc. (The) *                  (625)      (37,531)
Dick's Sporting Goods, Inc. *                                (309)      (12,236)
GameStop Corp. *                                             (970)      (40,740)
Guess ?, Inc. *                                              (212)       (8,851)
Guitar Center, Inc. *                                        (642)      (28,550)
O'Reilly Automotive, Inc. *                                  (771)      (24,047)
Petco Animal Supplies, Inc. *                              (1,473)      (30,093)
Pier 1 Imports, Inc.                                       (4,170)      (29,107)
Tiffany & Co.                                              (1,129)      (37,280)
Tractor Supply Co. *                                         (773)      (42,724)
Urban Outfitters, Inc. *                                   (2,165)      (37,866)
                                                                    -----------
                                                                       (461,702)
                                                                    -----------
TEXTILES, APPAREL & LUXURY GOODS--(0.9)%
Coach, Inc. *                                              (1,297)      (38,780)
Fossil, Inc. *                                             (1,041)      (18,748)
Polo Ralph Lauren Corp.                                      (269)      (14,768)
Quiksilver, Inc. *                                         (2,535)      (30,876)
                                                                    -----------
                                                                       (103,173)
                                                                    -----------
   TOTAL CONSUMER DISCRETIONARY                                      (1,963,780)
                                                                    -----------
CONSUMER STAPLES--(5.0)%
FOOD & STAPLES RETAILING--(2.2)%
CVS Corp.                                                  (1,345)      (41,292)
Great Atlantic & Pacific Tea Co.                           (1,096)      (24,901)
Rite Aid Corp. *                                           (8,231)      (34,899)
Sysco Corp.                                                (1,277)      (39,025)
United Natural Foods, Inc. *                                 (871)      (28,760)
Walgreen Co.                                                 (728)      (32,644)
Wal-Mart Stores, Inc.                                        (249)      (11,994)
Whole Foods Market, Inc.                                     (726)      (46,929)
                                                                    -----------
                                                                       (260,444)
                                                                    -----------
FOOD PRODUCTS--(2.0)%
Corn Products International, Inc.                            (305)       (9,333)
Flowers Foods, Inc.                                          (701)      (20,077)
Hershey Co. (The)                                            (702)      (38,659)
JM Smucker Co. (The)                                         (338)      (15,109)
Kellogg Co.                                                  (262)      (12,689)
McCormick & Co., Inc.                                        (749)      (25,129)
Ralcorp Holdings, Inc. *                                     (499)      (21,222)
Smithfield Foods, Inc. *                                     (503)      (14,501)
Tyson Foods, Inc.                                          (2,595)      (38,562)
WM Wrigley Jr. Co.                                           (860)      (39,010)
                                                                    -----------
                                                                       (234,290)
                                                                    -----------
HOUSEHOLD PRODUCTS--(0.3)%
Procter & Gamble Co.                                         (704)      (39,142)
                                                                    -----------

See Notes to Financial Statements.

                                                           SHARES      VALUE
                                                           ------   -----------
PERSONAL PRODUCTS--(0.5)%
Alberto-Culver Co.                                           (417)  $   (20,316)
Avon Products, Inc.                                        (1,276)      (39,556)
                                                                    -----------
                                                                        (59,872)
                                                                    -----------
   TOTAL CONSUMER STAPLES                                              (593,749)
                                                                    -----------
ENERGY--(7.5)%
ENERGY EQUIPMENT & SERVICES--(2.9)%
CARBO Ceramics, Inc.                                         (735)      (36,111)
Dresser-Rand Group, Inc. *                                   (824)      (19,348)
Global Industries Ltd. *                                   (1,399)      (23,363)
Halliburton Co.                                              (327)      (24,267)
Hanover Compressor Co. *                                   (2,145)      (40,283)
Hydril *                                                     (306)      (24,027)
National Oilwell Varco, Inc. *                               (533)      (33,750)
Pride International, Inc. *                                  (971)      (30,324)
Smith International, Inc.                                    (746)      (33,175)
Transocean, Inc. *                                           (320)      (25,702)
Weatherford International Ltd.                               (931)      (46,196)
                                                                    -----------
                                                                       (336,545)
                                                                    -----------
OIL & GAS--(4.6)%
Alpha Natural Resources, Inc. *                            (1,849)      (36,277)
Arch Coal, Inc.                                              (922)      (39,065)
ATP Oil & Gas Corp. *                                        (502)      (21,049)
Berry Petroleum Co.                                          (994)      (32,951)
Cheniere Energy, Inc. *                                      (943)      (36,777)
Cimarex Energy Co.                                           (815)      (35,045)
Consol Energy, Inc.                                          (757)      (35,367)
Delta Petroleum Corp. *                                      (477)       (8,171)
Energy Partners Ltd. *                                     (2,090)      (39,606)
Forest Oil Corp. *                                           (977)      (32,397)
Massey Energy Co.                                          (1,142)      (41,112)
Murphy Oil Corp.                                             (804)      (44,911)
Pioneer Natural Resources Co.                                (474)      (21,998)
Quicksilver Resources, Inc. *                              (1,243)      (45,755)
Southwestern Energy Co. *                                    (968)      (30,163)
Williams Cos., Inc.                                        (1,838)      (42,936)
                                                                    -----------
                                                                       (543,581)
                                                                    -----------
   TOTAL ENERGY                                                        (880,126)
                                                                    -----------
FINANCIALS--(11.9)%
CAPITAL MARKETS--(2.7)%
Affiliated Managers Group, Inc. *                            (115)       (9,992)
Charles Schwab Corp. (The)                                 (1,648)      (26,335)
Eaton Vance Corp.                                          (1,419)      (35,418)
Federated Investors, Inc.                                  (1,227)      (38,651)
GFI Group, Inc. *                                            (366)      (19,746)
Investors Financial Services Corp.                           (712)      (31,969)
Janus Capital Group, Inc.                                  (2,023)      (36,212)
Legg Mason, Inc.                                             (393)      (39,111)
T Rowe Price Group, Inc.                                     (757)      (28,622)
TD Ameritrade Holding Corp.                                (1,841)      (27,265)
Waddell & Reed Financial, Inc.                             (1,374)      (28,249)
                                                                    -----------
                                                                       (321,571)
                                                                    -----------
COMMERCIAL BANKS--(2.9)%
Associated Banc-Corp.                                        (806)      (25,413)
City National Corp.                                          (459)      (29,876)
Commerce Bancorp, Inc.                                     (1,187)      (42,340)
East West Bancorp, Inc.                                      (809)      (30,669)
Fifth Third Bancorp.                                       (1,014)  $   (37,467)
Mercantile Bankshares Corp.                                  (628)      (22,401)
SVB Financial Group *                                        (727)      (33,049)
Synovus Financial Corp.                                    (1,264)      (33,850)
TD Banknorth, Inc.                                         (1,333)      (39,257)
UCBH Holdings, Inc.                                        (1,300)      (21,502)
UnionBanCal Corp.                                            (205)      (13,241)
Zions Bancorporation                                         (183)      (14,263)
                                                                    -----------
                                                                       (343,329)
                                                                    -----------
CONSUMER FINANCE--(0.6)%
American Express Co.                                         (751)      (39,968)
SLM Corp.                                                    (531)      (28,101)
                                                                    -----------
                                                                        (68,069)
                                                                    -----------
DIVERSIFIED FINANCIAL SERVICES--(1.3)%
Chicago Mercantile Exchange Holdings, Inc.                   (104)      (51,080)
International Securities Exchange, Inc.                    (1,045)      (39,783)
Moody's Corp.                                                (290)      (15,793)
Nasdaq Stock Market, Inc. (The) *                          (1,439)      (43,026)
                                                                    -----------
                                                                       (149,682)
                                                                    -----------
INSURANCE--(2.7)%
Aflac, Inc.                                                  (739)      (34,253)
American International Group, Inc.                           (267)      (15,766)
Arthur J Gallagher & Co.                                   (1,297)      (32,866)
Brown & Brown, Inc.                                          (976)      (28,519)
Everest Re Group Ltd.                                        (439)      (38,004)
Hilb Rogal & Hobbs Co.                                       (489)      (18,225)
Markel Corp. *                                                (50)      (17,350)
Marsh & McLennan Cos., Inc.                                (1,423)      (38,264)
National Financial Partners Corp.                            (747)      (33,100)
Phoenix Cos., Inc. (The)                                   (1,264)      (17,797)
XL Capital Ltd. (Class A)                                    (618)      (37,883)
                                                                    -----------
                                                                       (312,028)
                                                                    -----------
REAL ESTATE--(0.8)%
Apartment Investment &  Management Co.                       (298)      (12,948)
Federal Realty Investment Trust                              (208)      (14,560)
General Growth Properties, Inc.                               (94)       (4,236)
Heritage Property  Investment Trust                          (218)       (7,613)
Kilroy Realty Corp.                                          (197)      (14,233)
Post Properties, Inc.                                        (124)       (5,622)
Potlatch Corp.                                               (489)      (18,460)
Reckson Associates Realty Corp.                              (272)      (11,255)
                                                                    -----------
                                                                        (88,927)
                                                                    -----------
THRIFTS & MORTGAGE FINANCE--(0.9)%
Astoria Financial Corp.                                      (375)      (11,419)
Hudson City Bancorp, Inc.                                  (3,043)      (40,563)
New York Community Bancorp, Inc.                           (1,733)      (28,612)
Sovereign Bancorp, Inc.                                      (537)      (10,906)
Webster Financial Corp.                                      (265)      (12,572)
                                                                    -----------
                                                                       (104,072)
                                                                    -----------
   TOTAL FINANCIALS                                                  (1,387,677)
                                                                    -----------

See Notes to Financial Statements.

                                                           SHARES      VALUE
                                                           ------   -----------
HEALTH CARE--(9.7)%
BIOTECHNOLOGY--(0.8)%
Amylin Pharmaceuticals, Inc. *                               (370)  $   (18,267)
Cubist Pharmaceuticals, Inc. *                               (657)      (16,543)
Medimmune, Inc. *                                          (1,360)      (36,856)
Vertex Pharmaceuticals, Inc. *                               (575)      (21,108)
                                                                    -----------
                                                                        (92,774)
                                                                    -----------
HEALTH CARE EQUIPMENT & SUPPLIES--(3.7)%
Advanced Medical Optics, Inc. *                              (908)      (46,036)
Alcon, Inc.                                                  (376)      (37,055)
American Medical Systems Holdings, Inc. *                    (311)       (5,178)
Arthrocare Corp. *                                           (321)      (13,485)
Biomet, Inc.                                               (1,106)      (34,607)
Cytyc Corp. *                                                (479)      (12,147)
Hologic, Inc. *                                              (864)      (42,647)
Intermagnetics General Corp. *                               (808)      (21,800)
Medtronic, Inc.                                              (580)      (27,214)
Mentor Corp.                                                 (950)      (41,325)
PolyMedica Corp.                                             (491)      (17,656)
Resmed, Inc. *                                               (979)      (45,964)
Respironics, Inc. *                                          (247)       (8,452)
St. Jude Medical, Inc. *                                   (1,001)      (32,452)
Stryker Corp.                                                (672)      (28,298)
Varian Medical Systems, Inc. *                               (381)      (18,040)
                                                                    -----------
                                                                       (432,357)
                                                                    -----------
HEALTH CARE PROVIDERS & SERVICES--(2.0)%
DaVita, Inc. *                                               (802)      (39,859)
HealthExtras, Inc. *                                         (607)      (18,344)
Healthways, Inc. *                                           (561)      (29,531)
Medco Health Solutions, Inc. *                               (504)      (28,869)
Patterson Cos., Inc. *                                     (1,052)      (36,746)
PSS World Medical, Inc. *                                    (475)       (8,384)
Psychiatric Solutions, Inc. *                              (1,293)      (37,057)
Tenet Healthcare Corp. *                                   (5,229)      (36,498)
                                                                    -----------
                                                                       (235,289)
                                                                    -----------
HEALTH CARE TECHNOLOGY--(0.2)%
Eclipsys Corp. *                                           (1,252)      (22,736)
                                                                    -----------
LIFE SCIENCES TOOLS & SERVICES--(2.0)%
Affymetrix, Inc. *                                         (1,481)      (37,914)
Covance, Inc. *                                              (712)      (43,589)
Millipore Corp. *                                            (652)      (41,069)
Nektar Therapeutics *                                      (2,140)      (39,248)
Pharmaceutical Product Development, Inc.                     (359)      (12,608)
Thermo Electron Corp. *                                    (1,144)      (41,459)
Ventana Medical Systems, Inc. *                              (450)      (21,231)
                                                                    -----------
                                                                       (237,117)
                                                                    -----------
PHARMACEUTICALS--(1.0)%
Adams Respiratory Therapeutics, Inc. *                       (505)      (22,533)
Allergan, Inc.                                               (374)      (40,115)
Medicines Co. *                                            (1,296)      (25,337)
Sepracor, Inc. *                                             (570)      (32,570)
                                                                    -----------
                                                                       (120,555)
                                                                    -----------
   TOTAL HEALTH CARE                                                 (1,140,829)
                                                                    -----------
INDUSTRIALS--(10.0)%
AEROSPACE & DEFENSE--(1.1)%
Curtiss-Wright Corp.                                         (549)  $   (16,953)
Esterline Technologies Corp. *                               (366)      (15,222)
Hexcel Corp. *                                             (2,066)      (32,457)
Precision Castparts Corp.                                    (575)      (34,362)
Rockwell Collins, Inc.                                       (550)      (30,729)
                                                                    -----------
                                                                       (129,722)
                                                                    -----------
AIR FREIGHT & LOGISTICS--(0.3)%
Forward Air Corp.                                            (462)      (18,817)
United Parcel Service, Inc.                                  (236)      (19,430)
                                                                    -----------
                                                                        (38,247)
                                                                    -----------
AIRLINES--(0.4)%
JetBlue Airways Corp. *                                    (3,396)      (41,227)
                                                                    -----------
COMMERCIAL SERVICES & SUPPLIES--(2.8)%
Allied Waste Industries, Inc. *                            (2,657)      (30,184)
Brady Corp. (Class A)                                        (402)      (14,810)
ChoicePoint, Inc. *                                          (911)      (38,052)
Cintas Corp.                                                 (712)      (28,309)
Copart, Inc. *                                               (534)      (13,115)
Covanta Holding Corp. *                                    (1,649)      (29,105)
Herman Miller, Inc.                                          (734)      (18,915)
HNI Corp.                                                    (168)       (7,619)
Mine Safety Appliances Co.                                   (431)      (17,326)
Navigant Consulting, Inc. *                                  (936)      (21,200)
Republic Services, Inc.                                      (854)      (34,450)
Stericycle, Inc. *                                           (652)      (42,445)
Waste Connections, Inc. *                                    (835)      (30,394)
                                                                    -----------
                                                                       (325,925)
                                                                    -----------
CONSTRUCTION & ENGINEERING--(0.3)%
Shaw Group, Inc. (The) *                                     (940)      (26,132)
URS Corp. *                                                  (333)      (13,986)
                                                                    -----------
                                                                        (40,118)
                                                                    -----------
ELECTRICAL EQUIPMENT--(1.4)%
American Power Conversion Corp.                            (2,079)      (40,520)
Ametek, Inc.                                                 (827)      (39,183)
Energy Conversion Devices, Inc. *                          (1,097)      (39,964)
Evergreen Solar, Inc. *                                      (670)       (8,697)
Rockwell Automation, Inc.                                    (573)      (41,262)
                                                                    -----------
                                                                       (169,625)
                                                                    -----------
MACHINERY--(2.1)%
Actuant Corp. (Class A)                                      (775)      (38,711)
Clarcor, Inc.                                                (590)      (17,576)
Deere & Co.                                                  (254)      (21,206)
Donaldson Co., Inc.                                          (923)      (31,262)
ESCO Technologies, Inc. *                                    (577)      (30,841)
Flowserve Corp. *                                            (780)      (44,382)
Pall Corp.                                                 (1,385)      (38,780)
Pentair, Inc.                                                (544)      (18,599)
                                                                    -----------
                                                                       (241,358)
                                                                    -----------
MARINE--(0.2)%
Alexander & Baldwin, Inc.                                    (534)      (23,640)
                                                                    -----------

See Notes to Financial Statements.

                                                           SHARES      VALUE
                                                          -------   -----------
ROAD & RAIL--(0.9)%
Kansas City Southern *                                     (1,134)  $   (31,412)
Knight Transportation, Inc.                                (1,205)      (24,341)
Landstar System, Inc.                                        (560)      (26,449)
Werner Enterprises, Inc.                                   (1,357)      (27,506)
                                                                    -----------
                                                                       (109,708)
                                                                    -----------
TRADING COMPANIES & DISTRIBUTORS--(0.5)%
Fastenal Co.                                               (1,186)      (47,784)
Watsco, Inc. (Class A)                                       (221)      (13,220)
                                                                    -----------
                                                                        (61,004)
                                                                    -----------
   TOTAL INDUSTRIALS                                                 (1,180,575)
                                                                    -----------
INFORMATION TECHNOLOGY--(17.3)%
COMMUNICATIONS EQUIPMENT--(2.3)%
3Com Corp. *                                               (9,350)      (47,872)
Ciena Corp. *                                              (9,386)      (45,147)
Dycom Industries, Inc. *                                   (1,727)      (36,768)
JDS Uniphase Corp. *                                       (5,064)      (12,812)
Nortel Networks Corp. *                                   (18,101)      (40,546)
Powerwave Technologies, Inc. *                             (4,234)      (38,614)
QUALCOMM, Inc.                                               (885)      (35,462)
Redback Networks, Inc. *                                     (759)      (13,920)
                                                                    -----------
                                                                       (271,141)
                                                                    -----------
COMPUTERS & PERIPHERALS--(2.2)%
Apple Computer, Inc. *                                       (348)      (19,878)
Avid Technology, Inc. *                                      (739)      (24,631)
Diebold, Inc.                                                (969)      (39,361)
Intermec, Inc. *                                           (1,406)      (32,254)
Network Appliance, Inc. *                                  (1,033)      (36,465)
Rackable Systems, Inc. *                                   (1,033)      (40,793)
SanDisk Corp. *                                              (509)      (25,949)
Sun Microsystems, Inc. *                                   (9,162)      (38,022)
                                                                    -----------
                                                                       (257,352)
                                                                    -----------
ELECTRONIC EQUIPMENT & INSTRUMENTS--(0.7)%
Cogent, Inc. *                                             (1,533)      (23,102)
Flir Systems, Inc. *                                       (1,362)      (30,046)
Symbol Technologies, Inc.                                  (3,106)      (33,514)
                                                                    -----------
                                                                        (86,662)
                                                                    -----------
INTERNET SOFTWARE & SERVICES--(1.3)%
Akamai Technologies, Inc. *                                (1,279)      (46,287)
CNET Networks, Inc. *                                      (3,323)      (26,518)
eBay, Inc. *                                               (1,276)      (37,374)
Yahoo!, Inc. *                                             (1,271)      (41,943)
                                                                    -----------
                                                                       (152,122)
                                                                    -----------
IT SERVICES--(2.4)%
BearingPoint, Inc. *                                       (4,368)      (36,560)
CACI International, Inc. (Class A) *                         (196)      (11,433)
Cognizant Technology Solutions Corp. *                       (310)      (20,885)
Electronic Data Systems Corp.                              (1,183)      (28,463)
Euronet Worldwide, Inc. *                                    (845)      (32,423)
First Data Corp.                                             (630)      (28,375)
Gartner, Inc. *                                            (1,196)      (16,983)
Iron Mountain, Inc. *                                        (799)      (29,867)
SRA International, Inc. *                                    (984)  $   (26,204)
Talx Corp.                                                   (823)      (17,999)
VeriFone Holdings, Inc. *                                  (1,192)      (36,332)
                                                                    -----------
                                                                       (285,523)
                                                                    -----------
OFFICE ELECTRONICS--(0.3)%
Zebra Technologies Corp. *                                   (869)      (29,685)
                                                                    -----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--(4.7)%
Altera Corp. *                                             (1,779)      (31,221)
ATI Technologies, Inc. *                                   (2,689)      (39,259)
ATMI, Inc. *                                                 (939)      (23,118)
Cree, Inc. *                                                 (837)      (19,887)
Cypress Semiconductor Corp. *                              (2,770)      (40,276)
Entegris, Inc. *                                           (1,364)      (12,999)
Formfactor, Inc. *                                           (842)      (37,578)
Integrated Device Technology, Inc. *                       (2,856)      (40,498)
International Rectifier Corp. *                              (954)      (37,282)
Kla-Tencor Corp.                                             (365)      (15,173)
Linear Technology Corp.                                    (1,130)      (37,844)
Marvell Technology Group Ltd. *                              (618)      (27,396)
MEMC Electronic Materials, Inc. *                            (801)      (30,038)
Micrel, Inc. *                                             (1,044)      (10,450)
Microchip Technology, Inc.                                 (1,205)      (40,428)
Microsemi Corp. *                                          (1,523)      (37,131)
PMC - Sierra, Inc. *                                       (4,317)      (40,580)
Tessera Technologies, Inc. *                                 (964)      (26,510)
                                                                    -----------
                                                                       (547,669)
                                                                    -----------
SOFTWARE--(3.4)%
Activision, Inc. *                                         (3,350)      (38,123)
Adobe Systems, Inc. *                                      (1,347)      (40,895)
Ansys, Inc. *                                                (492)      (23,527)
Autodesk, Inc. *                                           (1,106)      (38,113)
Cognos, Inc. *                                               (965)      (27,454)
Electronic Arts, Inc. *                                      (810)      (34,862)
Factset Research Systems, Inc.                               (285)      (13,481)
Jack Henry & Associates, Inc.                              (1,209)      (23,769)
NAVTEQ Corp. *                                               (791)      (35,342)
Nuance Communications, Inc. *                              (3,819)      (38,419)
Take-Two Interactive Software, Inc. *                      (2,676)      (28,526)
THQ, Inc. *                                                (1,824)      (39,398)
Wind River Systems, Inc. *                                 (1,549)      (13,786)
                                                                    -----------
                                                                       (395,696)
                                                                    -----------
   TOTAL INFORMATION TECHNOLOGY                                      (2,025,849)
                                                                    -----------
MATERIALS--(4.2)%
CHEMICALS--(2.6)%
Air Products & Chemicals, Inc.                               (578)      (36,946)
Ashland, Inc.                                                (558)      (37,219)
Chemtura Corp.                                             (4,304)      (40,199)
Ecolab, Inc.                                               (1,053)      (42,731)
EI Du Pont de Nemours & Co.                                  (873)      (36,317)
Minerals Technologies, Inc.                                  (223)      (11,596)
Monsanto Co.                                                 (412)      (34,686)
Mosaic Co. (The) *                                         (2,253)      (35,259)
Scotts Miracle-Gro Co. (The)                                 (702)      (29,709)
                                                                    -----------
                                                                       (304,662)
                                                                    -----------

See Notes to Financial Statements.

                                                          SHARES       VALUE
                                                          ------   ------------
CONTAINERS & PACKAGING--(0.6)%
Packaging Corp. of America                                (1,530)  $    (33,691)
Smurfit-Stone Container Corp. *                           (3,553)       (38,870)
                                                                   ------------
                                                                        (72,560)
                                                                   ------------
METALS & MINING--(0.8)%
Alcoa, Inc.                                                 (652)       (21,099)
Allegheny Technologies, Inc. *                              (174)       (12,048)
Newmont Mining Corp.                                        (578)       (30,594)
Worthington Industries                                    (1,635)       (34,253)
                                                                   ------------
                                                                        (97,993)
                                                                   ------------
PAPER & FOREST PRODUCTS--(0.2)%
Bowater, Inc.                                             (1,284)       (29,211)
                                                                   ------------
   TOTAL MATERIALS                                                     (504,426)
                                                                   ------------
TELECOMMUNICATION SERVICES--(0.8)%
WIRELESS TELECOMMUNICATION SERVICES--(0.8)%
American Tower Corp. *                                    (1,307)       (40,674)
Sprint Nextel Corp.                                       (1,380)       (27,586)
Telephone & Data Systems, Inc.                              (584)       (24,178)
                                                                   ------------
   TOTAL TELECOMMUNICATION SERVICES                                     (92,438)
                                                                   ------------
UTILITIES--(4.5)%
ELECTRIC UTILITIES--(2.6)%
Allegheny Energy, Inc.                                    (1,242)       (46,041)
DPL, Inc.                                                 (1,250)       (33,500)
Duquesne Light Holdings, Inc.                             (1,143)       (18,791)
Entergy Corp.                                               (214)       (15,141)
Exelon Corp.                                                (345)       (19,606)
Hawaiian Electric Industries, Inc.                        (1,054)       (29,417)
Idacorp, Inc.                                               (676)       (23,180)
Northeast Utilities                                       (1,423)       (29,413)
Reliant Energy, Inc. *                                    (2,315)       (27,734)
Sierra Pacific Resources *                                (1,898)       (26,572)
Southern Co. (The)                                        (1,098)       (35,191)
                                                                   ------------
                                                                       (304,586)
                                                                   ------------
GAS UTILITIES--(0.6)%
Equitable Resources, Inc.                                 (1,189)       (39,832)
Southern Union Co.                                          (689)       (18,644)
WGL Holdings, Inc.                                          (605)       (17,515)
                                                                   ------------
                                                                        (75,991)
                                                                   ------------
MULTI-UTILITIES & UNREGULATED POWER--(1.1)%
Ameren Corp.                                                (453)       (22,877)
Duke Energy Corp.                                         (1,192)       (35,009)
NRG Energy, Inc. *                                          (313)       (15,080)
PNM Resources, Inc.                                         (809)       (20,193)
Public Service Enterprise Group, Inc.                       (605)       (40,003)
                                                                   ------------
                                                                       (133,161)
                                                                   ------------
WATER UTILITIES--(0.2)%
Aqua America, Inc.                                        (1,096)       (24,978)
                                                                   ------------
   TOTAL UTILITIES                                                     (538,715)
                                                                   ------------
TOTAL INVESTMENTS SOLD SHORT--(87.6%)
   (COST--$10,300,878)                                             $(10,308,164)
                                                                   ------------
TOTAL INVESTMENTS, NET OF INVESTMENTS SOLD SHORT--2.3%
(PROCEEDS--$290,292)                                                    275,194
                                                                   ------------
OTHER ASSETS LESS
LIABILITIES--97.7%                                                   11,497,047
                                                                   ------------
NET ASSETS--100.0%                                                 $ 11,772,241
                                                                   ============

----------
*    NON-INCOME PRODUCING SECURITY.

(a)  ALL OF THESE SECURITIES HAVE BEEN PLEDGED TO COVER OPEN SHORT POSITIONS.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     The Federal Reserve Board (the Fed) continued its measured pace of interest rate hikes, raising the fed funds rate in 0.25 percent increments in January, March, May, and June, bringing the rate to 5.25% at the end of the six month period. The June 29, 2006 interest rate hike marked the seventeenth quarter-point increase since June 2004. Longer-term rates rose also, with the 30-year Government yield reaching its highest level in nearly two years on higher energy costs and fears of increasing inflation.

     Despite a weak bond market, high yield and convertible securities managed to advance. These securities tend to be less sensitive to interest rate movements than more traditional fixed income investments, and thus were less impacted by the bond market's decline. Convertible and high yield securities do tend to be more sensitive to economic activity, and these securities benefited from the continued economic strength and low credit default rates of the past two quarters.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     The portfolio underperformed the Merrill Lynch High Yield Master II Index for the six month period ended June 30, 2006. Detracting from performance were holdings within the pharmaceutical, electric - integrated, and software services industries. Pharmaceutical holding, Teva Pharmaceutical Finance, declined on increasing price competition over generic drugs, while CV Therapeutics, Inc., experienced weak prescription rates on a new cardiovascular drug. Software firm, Openwave Systems, Inc., suffered after it released mixed results and announced that it had received an inquiry from the Securities and Exchange Commission regarding the company's stock option practices.

     Additionally, within the high yield holdings, detracting from performance relative to the benchmark was the portfolio's underweight position in CCC-rated securities and preference for higher rated securities. Triple C securities outperformed both double and single B securities during the period.

     The portfolio's holdings of convertible and high yield securities added to performance. These assets performed much better than investment grade bonds. Additionally, our preference for mortgages within the investment grade space helped performance. Mortgages outperformed both investment grade corporates and treasuries.

     Automotive company, General Motors, and auto loan company, General Motors Acceptance Corporation, were also large contributors to performance. General Motors announced that it has made progress toward addressing legacy costs, such as healthcare, and received good traction in some new truck and SUV lines. Also serving as a boost to General Motors is its pending sale of a majority stake in General Motors Acceptance Corporation, which many expect might help strengthen its balance sheet. Rail operator, CSX Corporation, also added to performance. The company benefited from a combination of strong demand for railroad and container transport services and an improved cost structure.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                             SINCE
                                                 SIX MONTHS++   ONE YEAR   INCEPTION+
                                                 ------------   --------   ----------
Roszel/Lord Abbett Bond Debenture Portfolio          2.09%        4.80%       8.71%
Merrill Lynch U.S. High Yield Master II Index        3.07%        4.70%      11.75%
Merrill Lynch U.S. Domestic  Master Bond Index      (0.78)%      (0.88)%      4.17%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                    PERCENTAGE
TOP TEN HOLDINGS**                OF NET ASSETS
-------------------------------   -------------
U.S. Treasury Note
   5.00% due 02/15/11                  2.1%
Federal National Mortgage Assn.
   6.00% due 05/01/33                  2.0
Federal National Mortgage Assn.
   6.00% due 03/01/33                  1.8
Qwest Capital Funding, Inc.
   7.90% due 08/15/10                  1.6
El Paso Corp.
   7.00% due 05/15/11                  1.6
General Motors Acceptance Corp.
   7.25% due 03/02/11                  1.6
Iron Mountain, Inc.
   7.75% due 01/15/15                  1.6
Williams Cos., Inc.
   6.50% due 05/01/36                  1.5
Owens-Brockway
   8.88% due 02/15/09                  1.3
Liberty Media Corp.
   3.25% due 03/15/31 (b)              1.3
                                      ----
   Total                              16.4%

                                  PERCENTAGE OF
                                   FIXED INCOME
S&P RATINGS**                      INVESTMENTS
-------------------------------   -------------
AAA-A                                   4.3%
BBB-B                                  75.9
CCC-C                                   5.9
U.S. Government & Agencies
   Obligations                         10.3
Not Rated Securities                    3.6
                                      -----
   Total                              100.0%

                                    PERCENTAGE
HOLDINGS BY SECTOR                OF NET ASSETS
-------------------------------   -------------
Consumer Discretionary                 18.7%
Energy                                 10.7
Materials                              10.8
Health Care                             9.8
Industrials                             9.6
U.S. Government Securities              9.1
Utilities                               9.0
Telecommunication Services              6.9
Financials                              5.4
Information Technology                  3.3
Consumer Staples                        2.5
Other#                                  4.2
                                      -----
   Total                              100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER ASSETS LESS LIABILITIES.

(b)  CONVERTIBLE BOND.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                  S&P     PRINCIPAL
                                                RATINGS     AMOUNT       VALUE
                                                -------   ---------   ----------
FIXED INCOME INVESTMENTS--89.2%
CONSUMER DISCRETIONARY--18.2%
AUTO COMPONENTS--0.7%
Cooper-Standard Automotive, Inc.
   8.38% due 12/15/14                           B-         $ 75,000   $   59,156
Stanadyne Corp.
   10.00% due 08/15/14                          CCC+         25,000       23,375
                                                                      ----------
                                                                          82,531
                                                                      ----------
AUTO PARTS & EQUIPMENT--0.2%
Avis Budget Car  Rental LLC
   7.63% due 05/15/14 (c)                       BB-          25,000       24,250

AUTOMOBILES--1.4%
Ford Motor Credit Co.
   7.38% due 10/28/09                           B+          125,000      115,567
General Motors Corp.
   7.20% due 01/15/11                           B-           65,000       57,525
                                                                      ----------
                                                                         173,092
                                                                      ----------
HOTELS, RESTAURANTS &
   LEISURE--4.9%
Boyd Gaming Corp.
   7.13% due 02/01/16                           B+           25,000       24,156
Denny's Corp.
   10.00% due 10/01/12                          CCC+         50,000       49,750
Gaylord Entertainment Co.
   8.00% due 11/15/13                           B-          150,000      149,812
Hilton Hotels Corp.
   3.38% due 04/15/23 (b)                       BB           50,000       65,625
International Game Technology
   0.83% due 01/29/33 (b)(d)                    NR+          50,000       40,125
Isle of Capri Casinos, Inc.
   7.00% due 03/01/14                           B           100,000       94,375
Landry's Restaurants, Inc., Series B
   7.50% due 12/15/14                           B            25,000       22,938
MGM MIRAGE
   6.75% due 09/01/12                           BB           50,000       48,125
Scientific Games Corp
   6.25% due 12/15/12                           B+           75,000       70,125
Wynn Las Vegas Capital Corp.
   6.63% due 12/01/14                           B+           25,000       23,563
                                                                      ----------
                                                                         588,594
                                                                      ----------
HOUSEHOLD DURABLES--0.7%
Standard Pacific Corp.
   7.00% due 08/15/15                           BB          100,000       88,750

LEISURE EQUIPMENT & PRODUCTS--0.9%
Hard Rock Hotel, Inc.
   8.88% due 06/01/13                           B           100,000      107,375

MEDIA--8.4%
Affinion Group, Inc.
   11.50% due 10/15/15 (c)                      B-           25,000       24,500
Allbritton Communications Co.
   7.75% due 12/15/12                           B-         $100,000   $   99,000
AMC Entertainment, Inc.
   11.00% due 02/01/16                          CCC+         25,000       26,750
CCH I LLC
   11.00% due 10/01/15                          CCC-         59,000       51,625
DirecTV Holdings LLC
   6.38% due 06/15/15                           BB-          50,000       46,125
Echostar DBS Corp.
   6.38% due 10/01/11                           BB-          75,000       71,812
   7.13% due 02/01/16 (c)                       BB-          25,000       24,062
Houghton Mifflin Co.
   8.25% due 02/01/11                           CCC+        100,000      101,250
Interpublic Group of Cos., Inc.
   6.25% due 11/15/14                           B            35,000       28,525
Liberty Media Corp.
   3.50% due 01/15/31 (b)                       BB+          25,000       23,719
   3.25% due 03/15/31 (b)                       BB+         200,000      151,500
Mediacom Broadband LLC
   8.50% due 10/15/15                           B            50,000       48,000
Mediacom LLC/Mediacom Capital Corp.
   9.50% due 01/15/13                           B            50,000       49,750
R.H. Donnelley Corp.
   8.88% due 01/15/16 (c)                       B            25,000       25,219
Sinclair Broadcast Group, Inc.
   8.00% due 03/15/12                           B           140,000      142,100
   6.00% due 09/15/12 (b)                       B-          125,000      108,125
                                                                      ----------
                                                                       1,022,062
                                                                      ----------
MULTILINE RETAIL--0.2%
Bon-Ton Dept. Stores, Inc. (The)
   10.25% due 03/15/14 (c)                      B-           25,000       23,188

SPECIALTY RETAIL--0.2%
General Nutrition  Companies, Inc.
   8.50% due 12/01/10                           CCC+         25,000       24,188

TEXTILES, APPAREL & LUXURY GOODS--0.6%
INVISTA
   9.25% due 05/01/12 (c)                       B+           65,000       68,250
                                                                      ----------
TOTAL CONSUMER DISCRETIONARY                                           2,202,280
                                                                      ----------
CONSUMER STAPLES--1.9%
FOOD & STAPLES RETAILING--0.9%
Stater Brothers Holdings
   8.13% due 06/15/12                           B+          105,000      103,687

HOUSEHOLD PRODUCTS--0.2%
ACCO Brands Corp.
   7.63% due 08/15/15                           B            25,000       23,188

PERSONAL PRODUCTS--0.8%
Elizabeth Arden, Inc.
   7.75% due 01/15/14                           B-          100,000       98,250
                                                                      ----------
   TOTAL CONSUMER STAPLES                                                225,125
                                                                      ----------

See Notes to Financial Statements.

                                                  S&P     PRINCIPAL
                                                RATINGS     AMOUNT       VALUE
                                                -------   ---------   ----------
FIXED INCOME INVESTMENTS--(CONTINUED)
ENERGY--10.2%
ENERGY EQUIPMENT & SERVICES--1.9%
Bristow Group, Inc.
   6.13% due 06/15/13                           BB         $100,000   $   92,250
Grant Prideco, Inc.
   6.13% due 08/15/15                           BB           25,000       23,312
Schlumberger Ltd.
   1.50% due 06/01/23 (b)                       A+           25,000       45,375
Williams Cos., Inc.
   7.88% due 09/01/21                           BB-          75,000       76,125
                                                                      ----------
                                                                         237,062
                                                                      ----------
OIL & GAS--8.3%
Chesapeake Energy Corp.
   7.00% due 08/15/14                           BB           60,000       58,050
   6.25% due 01/15/18                           BB           50,000       45,625
Devon Energy Corp.
   4.90% due 08/15/08 (b)                       BBB          25,000       30,344
El Paso Corp.
   7.00% due 05/15/11                           B           200,000      197,250
Ferrellgas Partners LP
   6.75% due 05/01/14                           B+           40,000       37,900
Hanover Compressor Co.
   8.63% due 12/15/10                           B            75,000       77,625
   7.50% due 04/15/13                           B            25,000       24,500
   4.75% due 01/15/14 (b)                       B            40,000       57,000
   9.00% due 06/01/14                           B            25,000       26,125
Hornbeck Offshore Services, Inc.
   6.13% due 12/01/14                           BB-          70,000       64,925
Houston Exploration Co.
   7.00% due 06/15/13                           B           100,000       98,500
KCS Energy, Inc.
   7.13% due 04/01/12                           B-           50,000       47,125
Kerr-McGee Corp.
   6.95% due 07/01/24                           BB+          60,000       60,312
Pogo Producing Co.
   6.63% due 03/15/15                           B+           75,000       69,281
Quicksilver Resources, Inc.
   7.13% due 04/01/16                           B            50,000       46,875
   1.88% due 11/01/24 (b)                                    25,000       35,219
Range Resources Corp. 7.38% due 07/15/13        B            25,000       24,812
                                                                      ----------
                                                                       1,001,468
                                                                      ----------
   TOTAL ENERGY                                                        1,286,530
                                                                      ----------
FINANCIALS--3.9%
CONSUMER FINANCE--1.9%
General Motors Acceptance Corp.
   7.25% due 03/02/11                           BB          200,000      193,902
   6.75% due 12/01/14                           BB           35,000       32,509
                                                                      ----------
                                                                         226,411
                                                                      ----------
DIVERSIFIED FINANCIAL SERVICES--2.0%
American Express Co.
   1.85% due 12/01/33 (a)(b)                    A+           75,000       76,781
HNS Finance Corp.
   9.50% due 04/15/14 (c)                       B-         $ 25,000      $24,500
Morgan Stanley
   1.00% due 03/30/12 (b)(c)                    A+           40,000       42,704
Sensus Metering Systems, Inc.
   8.63% due 12/15/13                           B-          100,000       97,500
                                                                      ----------
                                                                         241,485
                                                                      ----------
   TOTAL FINANCIALS                                                      467,896
                                                                      ----------
HEALTH CARE--9.0%
BIOTECHNOLOGY--1.7%
Amgen, Inc.
   0.13% due 02/01/11 (b)(c)                    A+           25,000       23,375
Bio-Rad Laboratories, Inc.
   6.13% due 12/15/14                           BB-          50,000       45,875
deCode Genetics, Inc.
   3.50% due 04/15/11 (b)                       NR+          50,000       37,500
Genzyme Corp.
   1.25% due 12/01/23 (b)                       BBB          25,000       25,969
Invitrogen Corp.
   3.25% due 06/15/25 (b)                       NR+          50,000       46,875
Millipore Corp.
   3.75% due 06/01/26 (b)(c)                    BB-          25,000       24,656
                                                                      ----------
                                                                         204,250
                                                                      ----------
HEALTH CARE EQUIPMENT & SUPPLIES--1.6%
American Medical System  Holdings, Inc.
   3.25% due 07/01/36 (b)                       B            15,000       15,956
CDRV Investors, Inc.
   0.00% due 01/01/15 (a)                       B-           50,000       33,750
Cytyc Corp.
   2.25% due 03/15/24 (b)                       NR+          25,000       26,032
Hanger Orthopedic  Group, Inc.
   10.25% due 06/01/14 (c)                      CCC+         25,000       24,750
St. Jude Medical, Inc.
   2.80% due 12/15/35 (b)                       BBB+        100,000       98,500
                                                                      ----------
                                                                         198,988
                                                                      ----------
HEALTH CARE PROVIDERS & SERVICES--2.9%
AmeriPath, Inc.
   10.50% due 04/01/13                          B-          100,000      104,875
DaVita, Inc.
   7.25% due 03/15/15                           B            50,000       48,000
Manor Care, Inc.
   2.13% due 08/01/35 (a)(b)                    BBB          50,000       56,000
Select Medical Corp.
   7.63% due 02/01/15                           B-           25,000       21,750
Tenet Healthcare Corp.
   7.38% due 02/01/13                           B            50,000       45,625
   9.88% due 07/01/14                           B            50,000       50,000
Vanguard Health  Holding Co. II LLC
   9.00% due 10/01/14                           CCC+         25,000       24,937
                                                                      ----------
                                                                         351,187
                                                                      ----------

See Notes to Financial Statements.

                                                  S&P     PRINCIPAL
                                                RATINGS     AMOUNT       VALUE
                                                -------   ---------   ----------
FIXED INCOME INVESTMENTS--(CONTINUED)
HEALTH CARE--(CONTINUED)
PHARMACEUTICALS--2.8%
Alza Corp.
   1.39% due 07/28/20 (b)(d)                    AAA        $ 75,000   $   61,687
Angiotech  Pharmaceuticals, Inc.
   7.75% due 04/01/14 (c)                       B            25,000       23,875
CV Therapeutics, Inc.
   3.25% due 08/16/13 (b)                       NR+          25,000       21,031
MGI Pharma, Inc.
   2.51% due 03/02/24 (a)(b)                    NR+          75,000       50,250
Mylan Labs, Inc.
   6.38% due 08/15/15                           BB+          50,000       47,750
Teva Pharmaceutical  Finance NV
   0.38% due 11/15/22 (b)                       BBB          35,000       51,363
Warner Chilcott Corp.
   8.75% due 02/01/15                           CCC+         50,000       51,500
Wyeth
   5.11% due 01/15/24 (b)(e)                    A            25,000       26,025
                                                                      ----------
                                                                         333,481
                                                                      ----------
   TOTAL HEALTH CARE                                                   1,087,906
                                                                      ----------
INDUSTRIALS--9.6%
AEROSPACE & DEFENSE--2.2%
DRS Technologies, Inc.
   6.88% due 11/01/13                           B           100,000       96,250
Edo Corp.
   4.00% due 11/15/25 (b)                       NR+          50,000       48,687
L-3 Communications Corp.
   6.38% due 10/15/15                           BB+          25,000       23,875
   3.00% due 08/01/35 (b)                       BB+          25,000       24,375
Lockheed Martin Corp.
   4.92% due 08/15/33 (b)(e)                    BBB+         60,000       68,194
                                                                      ----------
                                                                         261,381
                                                                      ----------
COMMERCIAL SERVICES & SUPPLIES--2.9%
Charles River  Associates, Inc.
   2.88% due 06/15/34 (b)                       NR+          45,000       58,894
CHC Helicopter Corp.
   7.38% due 05/01/14                           B            50,000       48,000
Clarke American Corp.
   11.75% due 12/15/13                          B-           25,000       25,750
Iron Mountain, Inc.
   7.75% due 01/15/15                           B           200,000      191,000
United Rentals North  America, Inc.
   7.75% due 11/15/13                           B            25,000       23,750
                                                                      ----------
                                                                         347,394
                                                                      ----------
CONSTRUCTION & ENGINEERING--0.7%
Fluor Corp.
   1.50% due 02/15/24 (b)                       BBB+         50,000       84,437
                                                                      ----------
ELECTRICAL EQUIPMENT--0.4%
Roper Industries, Inc.
   1.48% due 01/15/34 (a)(b)                    BB-          75,000       45,562
                                                                      ----------
INDUSTRIAL CONGLOMERATES--0.5%
Park-Ohio Industries, Inc.
   8.38% due 11/15/14                           CCC+       $ 75,000   $   66,000
                                                                      ----------
MACHINERY--1.7%
Cummins, Inc.
   9.50% due 12/01/10                           BBB-         30,000       31,750
Dresser Rand Group
   7.38% due 11/01/14                           B-           22,000       21,010
Gardner Denver, Inc.
   8.00% due 05/01/13                           B            50,000       52,500
Manitowoc Co., Inc. (The)
   7.13% due 11/01/13                           BB-         100,000       98,000
                                                                      ----------
                                                                         203,260
                                                                      ----------
ROAD & RAIL--1.0%
CSX Corp.
   0.00% due 10/30/21 (b)(d)                    BBB         100,000      125,750
                                                                      ----------
TRADING COMPANIES & DISTRIBUTORS--0.2%
Interline Brands, Inc.
   8.13% due 06/15/14                           B            25,000       24,938
                                                                      ----------
   TOTAL INDUSTRIALS                                                   1,110,722
                                                                      ----------
INFORMATION TECHNOLOGY--3.1%
ELECTRONIC EQUIPMENT & INSTRUMENTS--0.2%
Communications & Power  Industries, Inc.
   8.00% due 02/01/12                           B-           25,000       25,250
                                                                      ----------
INTERNET SOFTWARE & SERVICES--0.2%
Openwave Systems, Inc.
   2.75% due 09/09/08 (b)                       NR+          25,000       25,219
                                                                      ----------
IT SERVICES--0.9%
iPayment, Inc.
   9.75% due 05/15/14 (c)                       CCC+         25,000       24,875
SunGard Data  Systems, Inc.
   9.13% due 08/15/13 (c)                       B-           50,000       51,875
   10.25% due 08/15/15 (c)                      B-           25,000       25,844
                                                                      ----------
                                                                         102,594
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.4%
Amkor Technologies, Inc.
   9.25% due 06/01/16                           CCC+         25,000       23,688
Cypress Semiconductor Corp.
   1.25% due 06/15/08 (b)                       B-           25,000       28,406
Intel Corp.
   2.95% due 12/15/35 (b)                       A-           25,000       21,031
LSI Logic Corp.
   4.00% due 05/15/10 (b)                       B           100,000      101,625
                                                                      ----------
                                                                         174,750
                                                                      ----------
SOFTWARE--0.4%
Cadence Design  System, Inc.
   0.00% due 08/15/23 (b)(d)                    NR+          25,000       28,562

See Notes to Financial Statements

                                                  S&P     PRINCIPAL
                                                RATINGS     AMOUNT       VALUE
                                                -------   ---------   ----------
FIXED INCOME
   INVESTMENTS--(CONTINUED)
INFORMATION TECHNOLOGY--(CONTINUED)
SERENA Software, Inc. 10.38% due
   03/15/16 (c)                                 CCC+       $ 25,000   $   25,125
                                                                      ----------
                                                                          53,687
                                                                      ----------
TOTAL INFORMATION TECHNOLOGY                                             381,500
                                                                      ----------
MATERIALS--10.8%
CHEMICALS--2.7%
Equistar Chemicals LP
   7.55% due 02/15/26                           BB-          25,000       24,250
Hercules, Inc.
   6.75% due 10/15/29                           B+          125,000      118,125
Huntsman LLC
   11.50% due 07/15/12                          B            27,000       30,173
IMC Global, Inc. 11.25% due 06/01/11            BB           50,000       52,750
Series B
   7.30% due 01/15/28                           B+           25,000       22,500
Nova Chemicals Corp.
   6.50% due 01/15/12                           BB-          25,000       23,000
Rhodia SA
   8.88% due 06/01/11                           B-           32,000       31,880
Rockwood Specialties Group, Inc.
   7.50% due 11/15/14                           B-           30,000       29,400
                                                                      ----------
                                                                         332,078
                                                                      ----------
CONTAINERS & PACKAGING--3.8%
Crown Cork & Seal Co., Inc.
   7.38% due 12/15/26                           B           150,000      131,625
Jefferson Smurfit Corp. U.S.
   7.50% due 06/01/13                           CCC+         65,000       58,175
Owens-Brockway
   8.88% due 02/15/09                           BB-         150,000      154,500
   7.75% due 05/15/11                           BB-          50,000       50,375
Rock-Tenn Co.
   8.20% due 08/15/11                           B+           25,000       25,000
Stone Container Finance
   7.38% due 07/15/14                           CCC+         40,000       35,400
                                                                      ----------
                                                                         455,075
                                                                      ----------
METALS & MINING--0.9%
AK Steel Holding Corp.
   7.75% due 06/15/12                           B+           30,000       29,400
Allegheny Ludlum Corp.
   6.95% due 12/15/25                           BB-          50,000       51,000
Novelis, Inc.
   7.25% due 02/15/15 (c)                       B            25,000       24,000
                                                                      ----------
                                                                         104,400
                                                                      ----------
PAPER & FOREST PRODUCTS--3.4%
Abitibi-Consolidated, Inc.
   8.55% due 08/01/10                           B+           35,000       33,162
Ainsworth Lumber Co., Ltd.
   7.25% due 10/01/12                           B+           70,000       57,400
Bowater, Inc.
   9.50% due 10/15/12                           B+         $ 50,000   $   49,875
   6.50% due 06/15/13                           B+           50,000       43,500
Buckeye Technologies, Inc.
   8.00% due 10/15/10                           B           150,000      137,250
Domtar, Inc. 7.88% due 10/15/11                 B+           25,000       23,500
Norske Skog Canada Ltd.
   7.38% due 03/01/14                           B+           50,000       44,750
Tembec Industries, Inc.
   7.75% due 03/15/12                           CCC-         50,000       25,500
                                                                      ----------
                                                                         414,937
                                                                      ----------
   TOTAL MATERIALS                                                     1,306,490
                                                                      ----------
TELECOMMUNICATION SERVICES--6.9%
COMMUNICATIONS EQUIPMENT--0.4%
Comverse Technology, Inc.
   0.00% due 05/15/23 (b)(d)                    BB-          35,000       42,219
                                                                      ----------
DIVERSIFIED TELECOMMUNICATION
   SERVICES--4.1%
Cincinnati Bell, Inc.
   8.38% due 01/15/14                           B-          100,000       98,500
Nordic Telephone Company Holdings
   8.88% due 05/01/16 (c)                       B            75,000       77,062
Qwest Capital Funding, Inc.
   7.90% due 08/15/10                           B           200,000      199,000
Qwest Communications International, Inc.
   3.50% due 11/15/25 (b)                       B            30,000       45,450
Syniverse Technologies, Inc.
   7.75% due 08/15/13                           B            50,000       48,625
Wind Acquisition Finance SA
   10.75% due 12/01/15 (c)                      B-           25,000       26,563
                                                                      ----------
                                                                         495,200
                                                                      ----------
TELECOMMUNICATIONS EQUIPMENT--0.2%
Nortel Networks Ltd.
   10.13% due 07/15/13 (c)                      B-           25,000       25,437
                                                                      ----------
WIRELESS TELECOMMUNICATION
   SERVICES--2.2%
Nextel Communications, Inc., Series D
   7.38% due 08/01/15                           A-           60,000       61,073
Nextel Partners, Inc.
   8.13% due 07/01/11                           A-          100,000      104,625
Rogers Wireless, Inc.
   7.25% due 12/15/12                           BB           25,000       25,187
UbiquiTel Operating Co.
   9.88% due 03/01/11                           B-           70,000       76,125
                                                                      ----------
                                                                         267,010
                                                                      ----------
TOTAL TELECOMMUNICATION SERVICES                                         829,866
                                                                      ----------

See Notes to Financial Statements.

                                                 S&P     PRINCIPAL
                                               RATINGS     AMOUNT       VALUE
                                               -------   ---------   ----------
FIXED INCOME
   INVESTMENTS--(CONTINUED)
U.S. GOVERNMENT SECURITIES--9.1%
U.S. GOVERNMENT AGENCIES--7.1%
Federal National
   Mortgage Assn.
   6.00% due 09/01/32                          AAA        $  8,916   $     8,808
   6.00% due 01/01/33                          AAA          39,252        38,779
   6.00% due 03/01/33                          AAA         219,823       217,174
   6.00% due 05/01/33                          AAA         250,312       247,296
   6.00% due 04/01/35                          AAA          86,098        84,912
   6.50% due 02/01/36                          AAA         185,551       186,552
   6.50% due 05/01/35                          AAA          73,682        74,114
                                                                     -----------
                                                                         857,635
                                                                     -----------
U.S. TREASURIES--2.0%
U.S. Treasury Note
   5.00% due 02/15/11                          AAA         250,000       249,385
                                                                     -----------
   TOTAL U.S. GOVERNMENT  SECURITIES                                   1,107,020
                                                                     -----------
UTILITIES--6.5%
ELECTRIC UTILITIES--2.8%
Midwest Generation LLC
   8.75% due 05/01/34                          B           100,000       106,000
Nevada Power Co.
   5.88% due 01/15/15                          BB          100,000        94,835
Virginia Electric & Power Co.
   4.50% due 12/15/10                          BBB         150,000       141,838
                                                                     -----------
                                                                         342,673
                                                                     -----------
GAS UTILITIES--1.5%
MarkWest Energy Partners LP/MarkWest Energy
   Finance Corp.
   6.88% due 11/01/14                          B            30,000        27,600
   8.50% due 07/15/16 (c)                      B            25,000        24,588
Inergy LP/Inergy Finance Corp.
   8.25% due 03/01/16                          B            25,000        25,250
SEMCO Energy, Inc.
   7.13% due 05/15/08                          BB-         100,000        99,286
                                                                     -----------
                                                                         176,724
                                                                     -----------
INDEPENDENT POWER PRODUCERS & ENERGY
   TRADERS--0.4%
Mirant Americas Generation, Inc.
   9.13% due 05/01/31                          B-           25,000        24,250
NRG Energy, Inc.
   7.38% due 02/01/16                          B-           25,000        24,375
                                                                     -----------
                                                                          48,625
                                                                     -----------
MULTI-UTILITIES & UNREGULATED POWER--1.8%
Duke Energy Corp., Series B
   5.38% due 01/01/09                          BBB         100,000        98,980
Dynegy Holdings, Inc.
   6.88% due 04/01/11                          B-           50,000        47,250
   8.38% due 05/01/16 (c)                      B-           50,000        49,250
Mirant North America LLC
   7.38% due 12/31/13 (c)                      B-         $ 25,000   $    24,125
                                                                     -----------
                                                                         219,605
                                                                     -----------
   TOTAL UTILITIES                                                       787,627
                                                                     -----------
TOTAL FIXED INCOME INVESTMENTS
(Cost --$11,065,104)                                                  10,792,962
                                                                     -----------

                                                            SHARES
                                                            ------
CONVERTIBLE PREFERRED STOCKS--5.9%
CONSUMER DISCRETIONARY--0.2%
AUTOMOBILES--0.2%
Ford Motor Co. Capital Trust II                              1,000        27,800
                                                                     -----------
CONSUMER STAPLES--0.6%
BEVERAGES--0.6%
Constellation Brands, Inc., Series A                         2,000        74,300
                                                                     -----------
ENERGY--0.5%
OIL & GAS--0.5%
Chesapeake Energy Corp.                                        350        32,813
El Paso Corp.                                                   25        32,303
                                                                     -----------
Total Energy                                                              65,116
                                                                     -----------
FINANCIALS--1.3%
COMMERCIAL BANKS--0.5%
Marshall & Ilsley Corp.                                      2,000        53,740
                                                                     -----------
DIVERSIFIED FINANCIAL SERVICES--0.2%
Morgan Stanley (c)                                             400        26,500
                                                                     -----------
INSURANCE--0.6%
Chubb Corp.                                                  2,000        70,460
                                                                     -----------
Total Financials                                                         150,700
                                                                     -----------
HEALTH CARE--0.8%
PHARMACEUTICALS--0.8%
Schering-Plough Corp.                                        1,800        90,594
UTILITIES--2.5%
ELECTRIC UTILITIES--1.0%
PNM Resources, Inc.                                          2,500       122,750
MULTI-UTILITIES & UNREGULATED POWER--1.5%
CMS Energy Corp., Series B                                   1,000        71,000
Williams Cos., Inc.                                          1,000       110,250
                                                                     -----------
                                                                         181,250
                                                                     -----------
Total Utilities                                                          304,000
                                                                     -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost--677,592)                                                          712,510
                                                                     -----------
COMMON STOCKS--0.7%
CONSUMER DISCRETIONARY--0.3%
HOTELS, RESTAURANTS & LEISURE--0.3%
Starwood Hotels & Resorts Worldwide, Inc.                      611        36,868
                                                                     -----------

See Notes to Financial Statements.

                                                                SHARES    VALUE
                                                                ------   -------
FINANCIALS--0.2%
CAPITAL MARKETS--0.2%
Franklin Resources, Inc.                                           234   $20,342
                                                                         -------
INFORMATION TECHNOLOGY--0.2%
COMMUNICATIONS EQUIPMENT--0.2%
Avaya, Inc. *                                                    2,808    32,067
                                                                         -------
TOTAL COMMON STOCKS
(Cost--$102,574)                                                          89,277
                                                                         -------

                                                         PRINCIPAL
                                                           AMOUNT
                                                         ---------
SHORT-TERM SECURITIES--4.0%
DISCOUNT NOTE--4.0%
Federal Home Loan Bank 4.75% due 07/03/06 (d)             $476,000       475,811

REPURCHASE AGREEMENT**--0.0%
Nomura Securities  International, Inc.,
   4.97%, dated 06/30/06, due 07/03/06,
   total to  be received $3,624
   (Cost--$3,622)                                            3,622         3,622
                                                                     -----------
TOTAL SHORT-TERM SECURITIES
(Cost--$479,497)                                                         479,433
                                                                     -----------
TOTAL INVESTMENTS--99.8%
(Cost--$12,324,767)                                                  12,074,182
                                                                     -----------
OTHER ASSETS LESS LIABILITIES--0.2%                                       26,196
                                                                     -----------
NET ASSETS--100.0%                                                   $12,100,378
                                                                     ===========

----------
+    NOT RATED BY STANDARD & POOR'S CORPORATION OR MOODY'S INVESTOR SERVICE,
     INC.

*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

(a) STEP BOND - COUPON RATE INCREASES IN INCREMENTS TO MATURITY. RATE DISCLOSED IS AS OF JUNE 30, 2006.

(b)  CONVERTIBLE BOND.

(c) SECURITY MAY BE OFFERED AND SOLD TO QUALIFIED INSTITUTIONAL BUYERS UNDER RULE 144A OF THE SECURITIES ACT OF 1933.

(d)  ZERO COUPON SECURITY - RATE DISCLOSED IS YIELD AS OF JUNE 30, 2006.

(e)  FLOATING / VARIABLE RATE BOND. RATE DISCLOSED IS AS OF JUNE 30, 2006.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
PORTFOLIO MANAGER'S COMMENTARY - JUNE 30, 2006

MARKET CONDITIONS

     US large capitalization "growth" equities, as measured by the Russell 1000 Growth Index, posted modest losses for the first half of 2006. At the start of the calendar year, equity markets were helped to some extent by good economic news - including stable long-term interest rates, constrained overall inflation, and generally stronger-than-expected GDP growth - as well as corporate profits that, in general, were considerably better than the consensus forecast. However, plenty of challenges arose for investors as the period progressed, the main one possibly being ongoing uncertainty about how long the Federal Reserve would continue hiking short-term interest rates. Other factors that created an overhang for stocks included high energy prices, fluctuating consumer and business confidence, concern about consumer discretionary spending, worries about housing markets, and geopolitical uncertainty - particularly in places like Iraq, Iran, Nigeria, and Venezuela. At an economic sector level (GICS classification; Russell 1000 Growth Index), the areas of strength for the overall reporting period were Utilities, Energy, and Telecommunications Services, which were by far the best-performing sectors. Other areas of strength included Industrials and Materials. Sector laggards included Information Technology and Health Care. At an industry level, the "places to be" were Transportation, Consumer Services, and Banks. Areas to avoid included Consumer Durables & Apparel, Semiconductors & Semi Equipment, Health Care Equipment & Services, and Insurance.

FACTORS AFFECTING PORTFOLIO PERFORMANCE

     Several factors emerged as positive contributors to the portfolio's performance. The most significant factor was stock selection and an overweighted posture in the Industrials sector. Positions in heavy equipment manufacturer Caterpillar (+30%), express package delivery service provider FedEx (+13%), railroad companies Burlington Northern Santa Fe Corp. (+13%) and Union Pacific Corp. (+16%), and aerospace/defense contractor General Dynamics (+16%) were among the largest individual contributors in the first half of 2006. The portfolio also benefited by maintaining an overweighted investment posture in the Diversified Financials industry group, which was a relatively strong performer for the benchmark index in the period with a +3% return. Stock selection in this area included electronic trading platform Chicago Mercantile Exchange (+34%) and Switzerland-based UBS AG (+21%). Consumer Services positions such as hotel and casino operators Las Vegas Sands (+52%), MGM Mirage (+11%), and Wynn Resorts Ltd. (+29%) and coffee purveyor Starbucks (+26%) also benefited performance results. Maintaining an underweighted posture in the weak-performing Information Technology sector, which had an absolute return of -7% for the benchmark index in the period, also helped the portfolio.

     There were also a few factors that negatively impacted the portfolio's performance. Specific holdings in the Health Care sector, such as health services provider UnitedHealth Group (-28%), biotechnology firm Genentech (-12%), and implantable device manufacturer Medtronic (-18%), combined to materially detract from the portfolio's results. Maintaining an overweighted posture in the Consumer Durables & Apparel industry group, the weakest performer on an industry level for the benchmark index in the period with an absolute return of -15%, hurt results, as did specific holdings in the industry group, such as homebuilders KB Home (-36%) and Lennar Corp. (-27%). Specific holdings in the Technology Hardware & Equipment industry group, such as Apple Computer (-13%), Motorola (-10%), and QUALCOMM (-7%), hurt the portfolio's returns, as did Retailing positions, such as home improvement retailers Lowe's Companies (-9%) and Home Depot (-11%) and general goods retailer Target (-11%). Finally, a specific Real Estate industry holding, developer St. Joe Corp. (-30%), and an underweighted posture in the strong performing Consumer Staples sector, coupled with the price decline of a position in Procter & Gamble (-3%), round out the material detracting factors in the period.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO

PERFORMANCE INFORMATION*

AVERAGE ANNUAL TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 2006 (UNAUDITED)

                                                                         SINCE
                                            SIX MONTHS++   ONE YEAR   INCEPTION+
                                            ------------   --------   ----------
Roszel/Marsico Large Cap Growth Portfolio      (0.89)%       7.89%       4.86%
S&P 500 Index                                   2.71%        8.63%       8.37%
Russell 1000 Growth Index                     (0.93)%        6.12%       6.97%

----------
*    SEE NOTES TO PERFORMANCE INFORMATION.

+    JULY 1, 2002.

++   NOT ANNUALIZED.

PORTFOLIO SUMMARY
AS OF JUNE 30, 2006 (UNAUDITED)

                                           PERCENTAGE
TOP TEN HOLDINGS**                       OF NET ASSETS
--------------------------------------   -------------
UnitedHealth Group, Inc.                      7.6%
Genentech, Inc.                               4.8
FedEx Corp.                                   3.9
Burlington Northern Santa Fe Corp.            3.9
Procter & Gamble Co.                          3.4
Goldman Sachs Group, Inc.                     3.2
UBS AG (Registered)                           3.0
Comcast Corp. (Class A)                       2.9
Lehman Brothers Holdings, Inc.                2.9
Caterpillar, Inc.                             2.8
                                             ----
   Total                                     38.4%

                                           PERCENTAGE
HOLDINGS BY SECTOR                       OF NET ASSETS
--------------------------------------   -------------
Industrials                                   19.8%
Consumer Discretionary                        19.0
Financials                                    15.9
Health Care                                   14.9
Consumer Staples                               6.4
Information Technology                         6.3
Energy                                         5.7
Materials                                      2.2
Telecommunication Services                     1.0
Other#                                         8.8
                                             -----
   Total                                     100.0%

----------
**   EXCLUDING SHORT-TERM SECURITIES AND/OR CASH EQUIVALENTS.

#    OTHER INCLUDES SHORT-TERM SECURITIES AND OTHER LIABILITIES IN EXCESS OF
     ASSETS.

MLIG VARIABLE INSURANCE TRUST--
ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS AS OF JUNE 30, 2006 (UNAUDITED)        (IN U.S. DOLLARS)

                                                               SHARES     VALUE
                                                               ------   --------
COMMON STOCKS--91.2%
CONSUMER DISCRETIONARY--19.0%
AUTOMOBILES--2.0%
Toyota Motor Corp., ADR                                           875   $ 91,516
                                                                        --------
HOTELS, RESTAURANTS & LEISURE--6.5%
Las Vegas Sands Corp. *                                         1,101     85,724
MGM MIRAGE *                                                    2,390     97,512
Starbucks Corp. *                                               1,704     64,343
Station Casinos, Inc.                                             254     17,292
Wynn Resorts Ltd. *                                               477     34,964
Yum! Brands, Inc.                                                  14        704
                                                                        --------
                                                                         300,539
                                                                        --------
HOUSEHOLD DURABLES--2.0%
KB Home                                                           964     44,200
Lennar Corp. (Class A)                                          1,160     51,469
                                                                        --------
                                                                          95,669
                                                                        --------
MEDIA--2.9%
Comcast Corp. (Class A) *                                       4,107    134,463
                                                                        --------
MULTILINE RETAIL--1.6%
Target Corp.                                                    1,547     75,602
                                                                        --------
SPECIALTY RETAIL--4.0%
Home Depot, Inc.                                                1,508     53,971
Lowe's Cos., Inc.                                               2,145    130,137
                                                                        --------
                                                                         184,108
                                                                        --------
   TOTAL CONSUMER DISCRETIONARY                                          881,897
                                                                        --------
CONSUMER STAPLES--6.4%
FOOD & STAPLES RETAILING--1.4%
Walgreen Co.                                                      797     35,738
Wal-Mart Stores, Inc.                                             584     28,131
                                                                        --------
                                                                          63,869
                                                                        --------
FOOD PRODUCTS--1.6%
Archer-Daniels-Midland Co.                                      1,867     77,070
                                                                        --------
HOUSEHOLD PRODUCTS--3.4%
Procter & Gamble Co.                                            2,821    156,847
                                                                        --------
   TOTAL CONSUMER STAPLES                                                297,786
                                                                        --------
ENERGY--5.7%
ENERGY EQUIPMENT & SERVICES--4.1%
Halliburton Co.                                                 1,401    103,968
Schlumberger Ltd.                                               1,298     84,513
                                                                        --------
                                                                         188,481
                                                                        --------
OIL & GAS--1.6%
Peabody Energy Corp.                                            1,334     74,370
                                                                        --------
   TOTAL ENERGY                                                          262,851
                                                                        --------
FINANCIALS--15.9%
CAPITAL MARKETS -- 9.0%
Goldman Sachs Group, Inc.                                         982    147,722
Lehman Brothers Holdings, Inc.                                  2,052    133,688
UBS AG (Registered)                                             1,252    137,344
                                                                        --------
                                                                         418,754
                                                                        --------
COMMERCIAL BANKS--0.8%
Wells Fargo & Co.                                                 572   $ 38,370
                                                                        --------
CONSUMER FINANCE--1.7%
SLM Corp.                                                       1,453     76,893
                                                                        --------
DIVERSIFIED FINANCIAL SERVICES--2.2%
Chicago Mercantile Exchange  Holdings, Inc.                       202     99,212
                                                                        --------
INSURANCE--1.3%
Genworth Financial, Inc.                                          591     20,591
Progressive Corp. (The)                                         1,544     39,696
                                                                        --------
                                                                          60,287
                                                                        --------
REAL ESTATE--0.9%
CB Richard Ellis Group, Inc. (Class A) *                          652     16,235
St. Joe Co. (The)                                                 583     27,133
                                                                        --------
                                                                          43,368
                                                                        --------
   TOTAL FINANCIALS                                                      736,884
                                                                        --------
HEALTH CARE--14.9%
BIOTECHNOLOGY--7.3%
Amylin Pharmaceuticals, Inc. *                                  1,439     71,044
Genentech, Inc. *                                               2,729    223,232
Genzyme Corp. *                                                   738     45,055
                                                                        --------
                                                                         339,331
                                                                        --------
HEALTH CARE PROVIDERS & SERVICES--7.6%
UnitedHealth Group, Inc.                                        7,863    352,105
                                                                        --------
   TOTAL HEALTH CARE                                                     691,436
                                                                        --------
INDUSTRIALS--19.8%
AEROSPACE & DEFENSE--4.9%
General Dynamics Corp.                                          1,516     99,238
Lockheed Martin Corp.                                             850     60,979
United Technologies Corp.                                       1,077     68,303
                                                                        --------
                                                                         228,520
                                                                        --------
AIR FREIGHT & LOGISTICS--4.0%
FedEx Corp.                                                     1,569    183,353
                                                                        --------
MACHINERY--4.7%
Caterpillar, Inc.                                               1,772    131,978
Deere & Co.                                                     1,042     86,997
                                                                        --------
                                                                         218,975
                                                                        --------
ROAD & RAIL--6.2%
Burlington Northern Santa Fe Corp.                              2,268    179,739
Union Pacific Corp.                                             1,187    110,344
                                                                        --------
                                                                         290,083
                                                                        --------
   TOTAL INDUSTRIALS                                                     920,931
                                                                        --------

See Notes to Financial Statements.

                                                             SHARES      VALUE
                                                             ------   ----------
INFORMATION TECHNOLOGY--6.3%
COMMUNICATIONS EQUIPMENT--5.0%
Cisco Systems, Inc. *                                         2,020   $   39,451
Motorola, Inc.                                                4,195       84,529
QUALCOMM, Inc.                                                2,674      107,147
                                                                      ----------
                                                                         231,127
                                                                      ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--1.3%
Texas Instruments, Inc.                                       2,076       62,882
                                                                      ----------
   TOTAL INFORMATION TECHNOLOGY                                          294,009
                                                                      ----------
MATERIALS--2.2%
CHEMICALS--1.7%
Air Products & Chemicals, Inc.                                1,013       64,751
Monsanto Co.                                                    161       13,554
                                                                      ----------
                                                                          78,305
                                                                      ----------
METALS & MINING--0.5%
Cia Vale do Rio Doce, ADR                                     1,088       26,156
                                                                      ----------
   TOTAL MATERIALS                                                       104,461
                                                                      ----------
TELECOMMUNICATION SERVICES--1.0%
WIRELESS TELECOMMUNICATION SERVICES--1.0%
America Movil SA de CV, ADR                                   1,421       47,262
                                                                      ----------
TOTAL COMMON STOCKS
(Cost--$3,955,849)                                                     4,237,517
                                                                      ----------

                                                         PRINCIPAL
                                                           AMOUNT      VALUE
                                                         ---------   ----------
SHORT-TERM SECURITIES--17.9%
REPURCHASE AGREEMENT **--17.9%
Nomura Securities International, Inc., 4.97%,
   dated 06/30/06, due 07/03/06, total to be
   received $831,599 (Cost--$831,255)                     $831,255   $  831,255
                                                                     ----------
TOTAL INVESTMENTS--109.1%
(Cost--$4,787,104)                                                    5,068,772
OTHER LIABILITIES IN EXCESS OF ASSETS--(9.1)%                          (422,906)
                                                                     ----------
NET ASSETS--100.0%                                                   $4,645,866
                                                                     ==========

----------
*    NON-INCOME PRODUCING SECURITY.

** THE REPURCHASE AGREEMENT IS FULLY COLLATERALIZED BY U.S. GOVERNMENT AND/OR AGENCY OBLIGATIONS BASED ON MARKET PRICES AT THE DATE OF THIS PORTFOLIO. THE INVESTMENT IN THE REPURCHASE AGREEMENT IS THROUGH PARTICIPATION IN A TRI-PARTY ARRANGEMENT.

GLOSSARY:
ADR--AMERICAN DEPOSITARY RECEIPT.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES AS OF JUNE 30, 2006 (UNAUDITED)

                                         ROSZEL/LORD   ROSZEL/ALLIANZ    ROSZEL/LORD
                                            ABBETT       CCM CAPITAL     ABBETT MID
                                          AFFILIATED    APPRECIATION      CAP VALUE
                                          PORTFOLIO       PORTFOLIO       PORTFOLIO
                                         -----------   --------------   ------------
ASSETS:
Investments, at cost                     $33,085,555    $168,855,363    $128,807,645
                                         -----------    ------------    ------------
Investments, at value                     36,364,177     173,434,648     153,700,273
Repurchase agreements, at value              434,712       7,774,869       2,328,776
                                         -----------    ------------    ------------
   Total investments, at value            36,798,889     181,209,517     156,029,049
Cash                                           1,482              --          16,188
Receivables:
   Capital shares sold                         1,404          13,412          36,408
   Dividends and interest                     49,578         152,588         211,977
   Investments sold                          192,650       2,469,818         899,685
Prepaid insurance                                 --              --               1
                                         -----------    ------------    ------------
Total assets                              37,044,003     183,845,335     157,193,308
                                         -----------    ------------    ------------
LIABILITIES:
Payables:
   Administrative fees                         8,636          37,235          31,667
   Capital shares redeemed                    59,433         127,761         654,907
   Investment advisor                         20,440         113,250         130,454
   Investments purchased                     238,492       9,291,884         548,859
   Transfer agent fees                         1,853           4,141           3,604
   Trustees' fees                                249           1,140           1,046
Accrued expenses                              24,049          43,524          40,945
                                         -----------    ------------    ------------
Total liabilities                            353,152       9,618,935       1,411,482
                                         -----------    ------------    ------------
NET ASSETS                               $36,690,851    $174,226,400    $155,781,826
                                         ===========    ============    ============
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
   (unlimited shares authorized)         $     2,884    $     11,933    $     11,742
Paid-in capital                           29,460,569     126,246,143     100,746,229
Accumulated undistributed
   investment income (loss)--net             538,888         525,425       1,115,399
Accumulated realized capital gain
   (loss) on investments--net              2,975,176      35,088,745      26,687,052
Unrealized appreciation (depreciation)
   on investments--net                     3,713,334      12,354,154      27,221,404
                                         -----------    ------------    ------------
NET ASSETS                               $36,690,851    $174,226,400    $155,781,826
                                         ===========    ============    ============
SHARES OUTSTANDING                         2,883,933      11,932,963      11,741,802
                                         ===========    ============    ============
NET ASSET VALUE, OFFERING PRICE
   AND REDEMPTION PRICE PER SHARE
   (NET ASSETS / SHARES OUTSTANDING)     $     12.72    $      14.60    $      13.27
                                         ===========    ============    ============

See Notes to Financial Statements.

                                            ROSZEL/     ROSZEL/ALLIANZ       ROSZEL/
                                         SELIGMAN MID      NFJ SMALL     JPMORGAN SMALL
                                          CAP GROWTH       CAP VALUE       CAP GROWTH
                                          PORTFOLIO        PORTFOLIO        PORTFOLIO
                                         ------------   --------------   --------------
ASSETS:
Investments, at cost                      $51,776,414    $ 95,569,067     $71,364,706
                                          -----------    ------------     -----------
Investments, at value                      52,897,143     110,444,367      79,559,768
Repurchase agreements, at value               868,885       1,971,944              --
                                          -----------    ------------     -----------
   Total investments, at value             53,766,028     112,416,311      79,559,768
Cash                                               --           5,281         541,785
Receivables:
   Capital shares sold                        140,619       3,045,630         108,118
   Dividends and interest                      33,033         177,756          21,130
   Investments sold                         3,143,235              --       1,653,653
Prepaid insurance                                   1              --              --
                                          -----------    ------------     -----------
Total assets                               57,082,916     115,644,978      81,884,454
                                          -----------    ------------     -----------
LIABILITIES:
Payables:
   Administrative fees                         13,909          20,875          17,288
   Capital shares redeemed                      6,454          35,391           7,628
   Investment advisor                          40,358          90,156          61,788
   Investments purchased                    2,334,854              --       1,794,185
   Transfer agent fees                          1,405           2,604           1,687
   Trustees' fees                                 427             618             523
Accrued expenses                               25,398          31,504          27,767
                                          -----------    ------------     -----------
Total liabilities                           2,422,805         181,148       1,910,866
                                          -----------    ------------     -----------
NET ASSETS                                $54,660,111    $115,463,830     $79,973,588
                                          ===========    ============     ===========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
   (unlimited shares authorized)          $     4,022    $      7,189     $     6,420
Paid-in capital                            43,770,448      73,080,071      57,624,859
Accumulated undistributed
   investment income (loss)--net              (77,763)      3,179,026        (400,287)
Accumulated realized capital gain
   (loss) on investments--net               8,973,790      22,350,300      14,547,534
Unrealized appreciation (depreciation)
   on investments--net                      1,989,614      16,847,244       8,195,062
                                          -----------    ------------     -----------
NET ASSETS                                $54,660,111    $115,463,830     $79,973,588
                                          ===========    ============     ===========
SHARES OUTSTANDING                          4,022,439       7,188,792       6,419,917
                                          ===========    ============     ===========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NET
   ASSETS / SHARES OUTSTANDING)           $     13.59    $      16.06     $     12.46
                                          ===========    ============     ===========

See Notes to Financial Statements.

                                             ROSZEL/           ROSZEL/        ROSZEL/LORD
                                             DELAWARE    JPMORGAN MULTI-CAP   ABBETT BOND
                                              TREND        MARKET NEUTRAL      DEBENTURE
                                            PORTFOLIO        PORTFOLIO         PORTFOLIO
                                           -----------   ------------------   -----------
ASSETS:
Investments, at cost                       $34,897,127       $10,591,170      $12,324,767
                                           -----------       -----------      -----------
Investments, at value                       39,415,910        10,583,358       12,070,560
Repurchase agreements, at value              1,157,573                --            3,622
                                           -----------       -----------      -----------
   Total investments, at value              40,573,483        10,583,358       12,074,182
Cash                                                --             1,000              381
Receivables:
   Capital shares sold                          36,090        11,786,340               --
   Dividends and interest                        8,907                --          167,516
   Investments sold                             29,575        10,300,878           43,741
Prepaid insurance                                    2                --               --
                                           -----------       -----------      -----------
Total assets                                40,648,057        32,671,576       12,285,820
                                           -----------       -----------      -----------
LIABILITIES:
Payables:
   Administrative fees                          11,325                --            4,282
   Capital shares redeemed                      27,468                --          109,642
   Investment advisor                           20,068                --            3,655
   Investments purchased                       296,248        10,591,171           49,587
   Transfer agent fees                           1,405                --              600
   Trustees' fees                                  616                --              137
   Payable for securities sold short (a)            --        10,308,164               --
Accrued expenses                                21,325                --           17,539
                                           -----------       -----------      -----------
Total liabilities                              378,455        20,899,335          185,442
                                           -----------       -----------      -----------
NET ASSETS                                 $40,269,602       $11,772,241      $12,100,378
                                           ===========       ===========      ===========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value
   (unlimited shares authorized)           $     2,862       $     1,179      $     1,096
Paid-in capital                             27,318,020        11,786,160       12,027,120
Accumulated undistributed investment
   income (loss)--net                         (168,968)               --           69,404
Accumulated realized capital gain
   (loss) on investments--net                7,441,332                --          253,343
Unrealized appreciation
   (depreciation) on investments--net        5,676,356           (15,098)        (250,585)
                                           -----------       -----------      -----------
NET ASSETS                                 $40,269,602       $11,772,241      $12,100,378
                                           ===========       ===========      ===========
SHARES OUTSTANDING                           2,861,709         1,178,734        1,095,768
                                           ===========       ===========      ===========
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NET
   ASSETS / SHARES OUTSTANDING)            $     14.07       $      9.99      $     11.04
                                           ===========       ===========      ===========

(a) PROCEEDS FROM SECURITIES SOLD SHORT ON THE ROSZEL/JP MORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO WAS $10,300,878.

See Notes to Financial Statements.

                                                                      ROSZEL/
                                                                   MARSICO LARGE
                                                                    CAP GROWTH
                                                                     PORTFOLIO
                                                                   -------------
ASSETS:
Investments, at cost                                                $4,787,104
                                                                    ----------
Investments, at value                                                4,237,517
Repurchase agreements, at value                                        831,255
                                                                    ----------
   Total investments, at value                                       5,068,772
Receivables:
   Capital shares sold                                                     707
   Dividends and interest                                                3,738
   Investment advisor                                                      906
   Investments sold                                                     84,895
Prepaid insurance                                                            1
                                                                    ----------
Total assets                                                         5,159,019
                                                                    ----------
LIABILITIES:
Payables:
   Administrative fees                                                   1,701
   Capital shares redeemed                                             359,818
   Investments purchased                                               136,162
   Transfer agent fees                                                     600
   Trustees' fees                                                           19
Accrued expenses                                                        14,853
                                                                    ----------
Total liabilities                                                      513,153
                                                                    ----------
NET ASSETS                                                          $4,645,866
                                                                    ==========
NET ASSETS CONSIST OF:
Capital Stock, $0.001 par value (unlimited shares authorized)       $      419
Paid-in capital                                                      4,116,100
Accumulated undistributed investment income (loss)--net                 (2,721)
Accumulated realized capital gain (loss) on investments--net           250,400
Unrealized appreciation (depreciation) on investments--net             281,668
                                                                    ----------
NET ASSETS                                                          $4,645,866
                                                                    ==========
SHARES OUTSTANDING                                                     419,148
                                                                    ==========
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE
   (NET ASSETS / SHARES OUTSTANDING)                                $    11.08
                                                                    ==========

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS FOR THE PERIOD ENDED JUNE 30, 2006 (UNAUDITED)

                                                                                            ROSZEL/ALLIANZ   ROSZEL/LORD
                                                                           ROSZEL/LORD        CCM CAPITAL     ABBETT MID
                                                                        ABBETT AFFILIATED   APPRECIATION      CAP VALUE
                                                                            PORTFOLIO          PORTFOLIO      PORTFOLIO
                                                                        -----------------   --------------   -----------
INVESTMENT INCOME:
   Dividends                                                               $  384,360        $   987,505     $ 1,185,780
   Interest                                                                    15,054             80,618          97,030
   Less: Foreign taxes withheld                                                  (292)                --            (224)
                                                                           ----------        -----------     -----------
Total income                                                                  399,122          1,068,123       1,282,586
                                                                           ----------        -----------     -----------
EXPENSES:
Investment advisory fees                                                      152,935            699,596         688,866
Administrative services                                                        37,103            138,369         128,619
Professional fees                                                              13,118             27,101          25,588
Custodian fees                                                                 12,637             13,951          15,818
Transfer agent fees                                                             7,647             21,861          19,198
Recoupment fees                                                                    --                 --          22,438
Printing and shareholder reports                                                3,666             17,122          15,464
Trustees' fees and expenses                                                     2,241             10,217           9,384
Other                                                                           1,844              6,566           6,634
                                                                           ----------        -----------     -----------
   Total expenses before expense reductions                                   231,191            934,783         932,009
                                                                           ----------        -----------     -----------
   Less: Advisory fee waivers and  reimbursements, if any                     (20,844)                --              --
   Less: Reductions from commission recapture  agreements, if any              (1,498)           (30,796)         (5,157)
                                                                           ----------        -----------     -----------
   Net expenses                                                               208,849            903,987         926,852
                                                                           ----------        -----------     -----------
Net investment income (loss)                                                  190,273            164,136         355,734
                                                                           ----------        -----------     -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net                                    1,166,163         13,432,300       6,734,455
Change in unrealized appreciation (depreciation) on  investments--net         685,360         (9,873,382)     (6,173,626)
                                                                           ----------        -----------     -----------
Total realized and unrealized gain (loss) on  investments--net              1,851,523          3,558,918         560,829
                                                                           ----------        -----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING  FROM OPERATIONS           $2,041,796        $ 3,723,054     $   916,563
                                                                           ==========        ===========     ===========

See Notes to Financial Statements.

                                                                                          ROSZEL/ALLIANZ       ROSZEL/
                                                                        ROSZEL/SELIGMAN      NFJ SMALL     JPMORGAN SMALL
                                                                         MID CAP GROWTH      CAP VALUE       CAP GROWTH
                                                                           PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                        ---------------   -----------      --------------
INVESTMENT INCOME:
   Dividends                                                              $   181,266     $ 1,921,462        $   103,504
   Interest                                                                    45,414          77,053             42,204
   Less: Foreign taxes withheld                                                    --          (3,279)                --
                                                                          -----------     -----------        -----------
Total income                                                                  226,680       1,995,236            145,708
                                                                          -----------     -----------        -----------
EXPENSES:
Investment advisory fees                                                      258,027         497,058            408,892
Administrative services                                                        53,632          94,188             71,757
Professional fees                                                              15,553          20,552             17,744
Custodian fees                                                                  9,542          11,291             12,514
Transfer agent fees                                                             4,728          12,966              8,323
Recoupment fees                                                                    --          13,575              1,028
Printing and shareholder reports                                                5,758          10,476              7,776
Trustees' fees and expenses                                                     3,702           6,861              5,019
Other                                                                           2,538           4,935              3,454
                                                                          -----------     -----------        -----------
   Total expenses before expense reductions                                   353,480         671,902            536,507
                                                                          -----------     -----------        -----------
   Less: Advisory fee waivers and reimbursements, if any                       (4,407)             --                 --
   Less: Reductions from commission recapture  agreements, if any             (45,578)         (6,916)                --
                                                                          -----------     -----------        -----------
Net expenses                                                                  303,495         664,986            536,507
                                                                          -----------     -----------        -----------
Net investment income (loss)                                                  (76,815)      1,330,250           (390,799)
                                                                          -----------     -----------        -----------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net                                    2,495,821       8,654,467          8,536,522
Change in unrealized appreciation  (depreciation) on investments--net      (3,103,402)      3,226,441         (1,651,609)
                                                                          -----------     -----------        -----------
Total realized and unrealized gain (loss) on investments--net                (607,581)     11,880,908          6,884,913
                                                                          -----------     -----------        -----------
NET INCREASE (DECREASE) IN NET ASSETS  RESULTING FROM OPERATIONS          $  (684,396)    $13,211,158        $ 6,494,114
                                                                          ===========     ===========        ===========

See Notes to Financial Statements.

                                                                          ROSZEL/
                                                                         JPMORGAN      ROSZEL/LORD
                                                    ROSZEL/DELAWARE      MULTI-CAP     ABBETT BOND
                                                         TREND        MARKET NEUTRAL    DEBENTURE
                                                       PORTFOLIO       PORTFOLIO (a)    PORTFOLIO
                                                    ---------------   --------------   -----------
INVESTMENT INCOME:
   Dividends                                          $    55,449        $     --       $ 17,837
   Interest                                                21,711              --        384,881
   Less: Foreign taxes withheld                                --              --             --
                                                      -----------        --------       --------
Total income                                               77,160              --        402,718
                                                      -----------        --------       --------
EXPENSES:
Investment advisory fees                                  185,071              --         49,193
Administrative services                                    41,582              --         18,214
Professional fees                                          13,634              --         11,888
Custodian fees                                             11,810              --          6,542
Transfer agent fees                                        12,021              --          3,720
Printing and shareholder reports                            4,459              --          1,246
Trustees' fees and expenses                                 2,440              --            731
Other                                                       1,592              --            924
                                                      -----------        --------       --------
   Total expenses before expense reductions               272,609              --         92,458
                                                      -----------        --------       --------
   Less: Advisory fee waivers and reimbursements,
      if any                                              (22,221)             --        (24,821)
   Less: Reductions from commission recapture
      agreements, if any                                   (4,260)             --             --
                                                      -----------        --------       --------
   Net expenses                                           246,128              --         67,637
                                                      -----------        --------       --------
Net investment income (loss)                             (168,968)             --        335,081
                                                      -----------        --------       --------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net                2,518,551              --        (2,764)
                                                      -----------        --------       --------
Change in unrealized appreciation (depreciation)
   on investments--net                                 (1,957,657)        (15,098)       (69,672)
                                                      -----------        --------       --------
Total realized and unrealized gain (loss) on
   investments--net                                       560,894         (15,098)       (72,436)
                                                      -----------        --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    $   391,926        $(15,098)      $262,645
                                                      ===========        ========       ========

(a) FOR THE PERIOD JUNE 29, 2006 (COMMENCEMENT OF INVESTMENT OPERATIONS) TO JUNE 30, 2006.

See Notes to Financial Statements.

                                                                        ROSZEL/
                                                                        MARSICO
                                                                       LARGE CAP
                                                                         GROWTH
                                                                       PORTFOLIO
                                                                       ---------
INVESTMENT INCOME:
   Dividends                                                           $ 17,038
   Interest                                                               4,666
   Less: Foreign taxes withheld                                              --
                                                                       --------
Total income                                                             21,704
                                                                       --------
EXPENSES:
Investment advisory fees                                                 17,117
Administrative services                                                   8,108
Professional fees                                                         9,714
Custodian fees                                                            5,190
Transfer agent fees                                                       3,720
Printing and shareholder reports                                            517
Trustees' fees and expenses                                                 243
Other                                                                       493
                                                                       --------
   Total expenses before expense reductions                              45,102
                                                                       --------
   Less: Advisory fee waivers and reimbursements, if any                (21,568)
   Less: Reductions from commission recapture agreements, if any            (59)
                                                                       --------
   Net expenses                                                          23,475
                                                                       --------
Net investment income (loss)                                             (1,771)
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)--NET:
Realized gain (loss) on investments--net                                 40,290
Change in unrealized appreciation (depreciation) on investments--net    (92,369)
                                                                       --------
Total realized and unrealized gain (loss) on investments--net           (52,079)
                                                                       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS        $(53,850)
                                                                       ========

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                   ROSZEL/ALLIANZ
                                                  ROSZEL/LORD ABBETT          CCM CAPITAL APPRECIATION
                                                 AFFILIATED PORTFOLIO                PORTFOLIO
                                             ----------------------------   ----------------------------
                                               SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                                 ENDED          ENDED            ENDED          ENDED
                                             JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                              (UNAUDITED)        2005        (UNAUDITED)        2005
                                             -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                 $   190,273     $   348,628    $    164,136   $    361,315
Realized gain (loss) on investments--net        1,166,163       2,004,697      13,432,300     21,735,443
Change in unrealized appreciation
   (depreciation) investments--net                685,360      (1,043,784)     (9,873,382)    (6,436,632)
                                              -----------     -----------    ------------   ------------
Net increase (decrease) in net assets
   resulting from operations                    2,041,796       1,309,541       3,723,054     15,660,126
                                              -----------     -----------    ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                                 --        (262,786)             --       (814,135)
Realized gain--net                                     --      (3,156,941)             --     (1,315,954)
                                              -----------     -----------    ------------   ------------
Total distributions                                    --      (3,419,727)             --     (2,130,089)
                                              -----------     -----------    ------------   ------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                       946,451       6,869,372      15,604,779     14,162,730
Shares issued on reinvestment of
   distributions                                       --       3,419,727              --      2,130,089
Shares redeemed                                (4,873,358)     (5,893,613)    (19,312,277)   (39,088,684)
                                              -----------     -----------    ------------   ------------
Net increase (decrease) in net assets
   derived from capital share transactions     (3,926,907)      4,395,486      (3,707,498)   (22,795,865)
                                              -----------     -----------    ------------   ------------
NET ASSETS:
Total increase (decrease) in net assets        (1,885,111)      2,285,300          15,556     (9,265,828)
Beginning of period                            38,575,962      36,290,662     174,210,844    183,476,672
                                              -----------     -----------    ------------   ------------
End of period                                 $36,690,851     $38,575,962    $174,226,400   $174,210,844
                                              ===========     ===========    ============   ============
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET              $   538,888     $   348,615    $    525,425   $    361,289
                                              ===========     ===========    ============   ============
SHARE TRANSACTIONS:
Shares sold                                        74,645         560,166       1,059,342      1,024,693
Shares issued on reinvestment of
   distributions                                       --         300,504              --        161,005
Shares redeemed                                  (382,945)       (490,297)     (1,289,660)    (2,869,888)
                                              -----------     -----------    ------------   ------------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                                   (308,300)        370,373        (230,318)    (1,684,190)
                                              ===========     ===========    ============   ============

See Notes to Financial Statements.

                                                  ROSZEL/LORD ABBETT              ROSZEL/SELIGMAN
                                                     MID CAP VALUE                 MID CAP GROWTH
                                                       PORTFOLIO                     PORTFOLIO
                                             ----------------------------   ----------------------------
                                               SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                                 ENDED          ENDED           ENDED           ENDED
                                             JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                              (UNAUDITED)        2005        (UNAUDITED)        2005
                                             -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                $    355,734    $    761,326    $   (76,815)   $  (251,260)
Realized gain (loss) on investments--net        6,734,455      20,517,321      2,495,821      6,856,717
Change in unrealized appreciation
   (depreciation) investments--net             (6,173,626)     (8,016,039)    (3,103,402)        15,721
                                             ------------    ------------    -----------    -----------
Net increase (decrease) in net assets
   resulting from operations                      916,563      13,262,608       (684,396)     6,621,178
                                             ------------    ------------    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                                 --        (621,312)            --             --
Realized gain--net                                     --     (13,425,129)            --     (2,444,296)
                                             ------------    ------------    -----------    -----------
Total distributions                                    --     (14,046,441)            --     (2,444,296)
                                             ------------    ------------    -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                    12,952,071      22,933,031      2,401,965     13,965,550
Shares issued on reinvestment of
   distributions                                       --      14,046,441             --      2,444,296
Shares redeemed                               (21,511,085)    (30,188,544)    (8,740,880)    (8,828,452)
                                             ------------    ------------    -----------    -----------
Net increase (decrease) in net assets
   derived from capital share transactions     (8,559,014)      6,790,928     (6,338,915)     7,581,394
                                             ------------    ------------    -----------    -----------
NET ASSETS:
Total increase (decrease) in net assets        (7,642,451)      6,007,095     (7,023,311)    11,758,276
Beginning of period                           163,424,277     157,417,182     61,683,422     49,925,146
                                             ------------    ------------    -----------    -----------
End of period                                $155,781,826    $163,424,277    $54,660,111    $61,683,422
                                             ============    ============    ===========    ===========
NET ASSETS INCLUDE UNDISTRIBUTED
   INVESTMENT INCOME (LOSS)--NET             $  1,115,399    $    759,665    $   (77,763)   $      (948)
                                             ============    ============    ===========    ===========
SHARE TRANSACTIONS:
Shares sold                                       950,118       1,752,481        168,663      1,072,625
Shares issued on reinvestment of
    distributions                                      --       1,132,778             --        195,231
Shares redeemed                                (1,601,146)     (2,348,139)      (618,197)      (673,845)
                                             ------------    ------------    -----------    -----------
NET INCREASE (DECREASE) IN SHARES
   OUTSTANDING                                   (651,028)        537,120       (449,534)       594,011
                                             ============    ============    ===========    ===========

See Notes to Financial Statements.

                                                                           ROSZEL/ALLIANZ                 ROSZEL/JPMORGAN
                                                                         NFJ SMALL CAP VALUE                 SMALL CAP
                                                                              PORTFOLIO                  GROWTH PORTFOLIO
                                                                    ----------------------------   ----------------------------
                                                                      SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                                                        ENDED           ENDED          ENDED           ENDED
                                                                    JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                                                     (UNAUDITED)        2005        (UNAUDITED)        2005
                                                                    -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                                       $  1,330,250    $  1,864,638   $   (390,799)   $   (764,060)
Realized gain (loss) on investments--net                               8,654,467      13,848,816      8,536,522       6,783,534
Change in unrealized appreciation (depreciation) investments--net      3,226,441      (2,819,825)    (1,651,609)       (136,037)
                                                                    ------------    ------------   ------------    ------------
Net increase (decrease) in net assets resulting from operations       13,211,158      12,893,629      6,494,114       5,883,437
                                                                    ------------    ------------   ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                                                        --      (1,352,132)            --              --
Realized gain--net                                                            --      (7,251,667)            --     (11,793,697)
                                                                    ------------    ------------   ------------    ------------
Total distributions                                                           --      (8,603,799)            --     (11,793,697)
                                                                    ------------    ------------   ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                                            6,446,503      30,775,968      2,876,752      15,643,453
Shares issued on reinvestment of distributions                                --       8,603,799             --      11,793,697
Shares redeemed                                                      (20,901,373)    (23,918,410)   (12,089,090)    (12,516,857)
                                                                    ------------    ------------   ------------    ------------
Net increase (decrease) in net assets derived from capital
   share transactions                                                (14,454,870)     15,461,357     (9,212,338)     14,920,293
                                                                    ------------    ------------   ------------    ------------
NET ASSETS:
Total increase (decrease) in net assets                               (1,243,712)     19,751,187     (2,718,224)      9,010,033
Beginning of period                                                  116,707,542      96,956,355     82,691,812      73,681,779
                                                                    ------------    ------------   ------------    ------------
End of period                                                       $115,463,830    $116,707,542   $ 79,973,588    $ 82,691,812
                                                                    ============    ============   ============    ============
NET ASSETS INCLUDE UNDISTRIBUTED INVESTMENT INCOME (LOSS)--NET      $  3,179,026    $  1,848,776   $   (400,287)   $     (9,488)
                                                                    ============    ============   ============    ============
SHARE TRANSACTIONS:
Shares sold                                                              408,457       2,195,220        221,199       1,320,241
Shares issued on reinvestment of distributions                                --         647,877             --       1,130,747
Shares redeemed                                                       (1,339,626)     (1,677,818)      (962,936)     (1,092,435)
                                                                    ------------    ------------   ------------    ------------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           (931,169)      1,165,279       (741,737)      1,358,553
                                                                    ============    ============   ============    ============

See Notes to Financial Statements.

                                                                                                    ROSZEL/JPMORGAN
                                                                           ROSZEL/DELAWARE          MULTI-CAP MARKET
                                                                           TREND PORTFOLIO         NEUTRAL PORTFOLIO
                                                                    ----------------------------   -----------------
                                                                      SIX MONTHS        YEAR             PERIOD
                                                                        ENDED           ENDED            ENDED
                                                                    JUNE 30, 2006   DECEMBER 31,     JUNE 30, 2006
                                                                     (UNAUDITED)        2005        (UNAUDITED) (a)
                                                                    -------------   ------------   -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                                        $  (168,968)   $   (348,001)     $        --
Realized gain (loss) on investments--net                               2,518,551       5,296,780               --
Change in unrealized appreciation (depreciation) investments--net     (1,957,657)     (5,690,280)         (15,098)
                                                                     -----------    ------------      -----------
Net increase (decrease) in net assets resulting from operations          391,926        (741,501)         (15,098)
                                                                     -----------    ------------      -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                                                        --              --               --
Realized gain--net                                                            --        (904,551)              --
                                                                     -----------    ------------      -----------
Total distributions                                                           --        (904,551)              --
                                                                     -----------    ------------      -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                                            3,870,435       3,765,975       11,787,339
Shares issued on reinvestment of distributions                                --         904,551               --
Shares redeemed                                                       (6,534,088)    (39,717,818)              --
                                                                     -----------    ------------      -----------
Net increase (decrease) in net assets derived from capital share
   transactions                                                       (2,663,653)    (35,047,292)      11,787,339
                                                                     -----------    ------------      -----------
NET ASSETS:
Total increase (decrease) in net assets                               (2,271,727)    (36,693,344)      11,772,241
Beginning of period                                                   42,541,329      79,234,673               --
                                                                     -----------    ------------      -----------
End of period                                                        $40,269,602    $ 42,541,329      $11,772,241
                                                                     ===========    ============      ===========
NET ASSETS INCLUDE UNDISTRIBUTED INVESTMENT INCOME (LOSS)--NET       $  (168,968)   $         --      $        --
                                                                     ===========    ============      ===========
SHARE TRANSACTIONS:
Shares sold                                                              256,467         288,969        1,178,734
Shares issued on reinvestment of distributions                                --          72,538               --
Shares redeemed                                                         (442,215)     (3,131,146)              --
                                                                     -----------    ------------      -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING                           (185,748)     (2,769,639)       1,178,734
                                                                     ===========    ============      ===========

(a) FOR THE PERIOD JUNE 29, 2006 (COMMENCEMENT OF INVESTMENT OPERATIONS) TO JUNE 30, 2006.

See Notes to Financial Statements.

                                                      ROSZEL/LORD ABBETT BOND       ROSZEL/MARSICO LARGE CAP
                                                        DEBENTURE PORTFOLIO             GROWTH PORTFOLIO
                                                   ----------------------------   ----------------------------
                                                     SIX MONTHS        YEAR         SIX MONTHS        YEAR
                                                       ENDED           ENDED          ENDED           ENDED
                                                   JUNE 30, 2006   DECEMBER 31,   JUNE 30, 2006   DECEMBER 31,
                                                    (UNAUDITED)        2005        (UNAUDITED)        2005
                                                   -------------   ------------   -------------   ------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Investment income (loss)--net                       $   335,081    $   764,734     $    (1,771)   $    (3,683)
Realized gain (loss) on investments--net                 (2,764)       295,014          40,290        214,429
Change in unrealized appreciation (depreciation)
   investments--net                                     (69,672)      (726,877)        (92,369)       (95,724)
                                                    -----------    -----------     -----------    -----------
Net increase (decrease) in net assets resulting
   from operations                                      262,645        332,871         (53,850)       115,022
                                                    -----------    -----------     -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment Income--net                                 (367,403)      (795,740)             --         (2,561)
Realized gain--net                                           --       (318,510)             --       (213,238)
                                                    -----------    -----------     -----------    -----------
Total distributions                                    (367,403)    (1,114,250)             --       (215,799)
                                                    -----------    -----------     -----------    -----------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                           1,070,865      4,191,029       1,687,865      1,612,768
Shares issued on reinvestment of distributions          367,403      1,114,250              --        215,799
Shares redeemed                                      (1,503,003)    (7,114,032)     (1,020,940)    (1,864,986)
                                                    -----------    -----------     -----------    -----------
Net increase (decrease) in net assets derived
   from capital share transactions                      (64,735)    (1,808,753)        666,925        (36,419)
                                                    -----------    -----------     -----------    -----------
NET ASSETS:
Total increase (decrease) in net assets                (169,493)    (2,590,132)        613,075       (137,196)
Beginning of period                                  12,269,871     14,860,003       4,032,791      4,169,987
                                                    -----------    -----------     -----------    -----------
End of period                                       $12,100,378    $12,269,871     $ 4,645,866    $ 4,032,791
                                                    ===========    ===========     ===========    ===========
NET ASSETS INCLUDE UNDISTRIBUTED INVESTMENT
   INCOME (LOSS)--NET                               $    69,404    $   101,726     $    (2,721)   $      (950)
                                                    ===========    ===========     ===========    ===========
SHARE TRANSACTIONS:
Shares sold                                              96,001        371,957         148,711        150,513
Shares issued on reinvestment of distributions           32,917         99,414              --         20,911
Shares redeemed                                        (134,760)      (635,119)        (90,395)      (172,004)
                                                    -----------    -----------     -----------    -----------
NET INCREASE (DECREASE) IN SHARES OUTSTANDING            (5,842)      (163,748)         58,316           (580)
                                                    ===========    ===========     ===========    ===========

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
FINANCIAL HIGHLIGHTS

THE FOLLOWING PER SHARE DATA AND RATIOS HAVE BEEN DERIVED FROM INFORMATION PROVIDED IN THE FINANCIAL STATEMENTS AND ARE INTENDED TO HELP YOU UNDERSTAND THE FINANCIAL PERFORMANCE OF THE PORTFOLIOS SINCE INCEPTION. PER SHARE OPERATING PERFORMANCE REFLECTS FINANCIAL RESULTS FOR A SINGLE PORTFOLIO SHARE. TOTAL RETURN REPRESENTS THE RATE THAT AN INVESTOR WOULD HAVE EARNED (OR LOST) ON AN INVESTMENT IN THE PORTFOLIOS (ASSUMING REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS).

                                                       ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO
                                                 ---------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED           YEAR ENDED        MAY 1, 2003*
                                                 JUNE 30, 2006      DECEMBER 31,     TO DECEMBER 31,
                                                  (UNAUDITED)      2005      2004          2003
                                                 -------------   -------   -------   ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $ 12.08        $ 12.86   $ 12.11     $ 10.00
                                                  -------        -------   -------     -------
Investment income (loss)--net (a)(g)                 0.06           0.11      0.10        0.07
Realized and unrealized gain (loss) on
   investments--net                                  0.58           0.23      1.21        2.04
                                                  -------        -------   -------     -------
Total from investment operations                     0.64           0.34      1.31        2.11
                                                  -------        -------   -------     -------
Distributions to shareholders from:
   Investment income--net                              --          (0.09)    (0.05)         --
   Realized gain--net                                  --          (1.03)    (0.51)         --
                                                  -------        -------   -------     -------
Total distributions                                    --          (1.12)    (0.56)         --
                                                  -------        -------   -------     -------
Net asset value, end of period                    $ 12.72        $ 12.08   $ 12.86     $ 12.11
                                                  =======        =======   =======     =======
TOTAL RETURN (b)                                     5.30%(c)       3.18%    11.27%      21.10%(c)
                                                  =======        =======   =======     =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)               1.21%(d)       1.20%     1.26%       1.61%(d)
Expenses net of waivers and reimbursements, if
   any (f)                                           1.10%(d)       1.10%     1.10%       1.10%(d)
Expenses net of all reductions (g)                   1.09%(d)       1.08%     1.07%       0.80%(d)
Investment income (loss)--net before expense
   reductions (e)                                    0.88%(d)       0.80%     0.60%       0.14%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                        0.99%(d)       0.90%     0.76%       0.65%(d)
Investment income (loss)--net of all
   reductions (g)                                    1.00%(d)       0.92%     0.79%       0.95%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $36,691        $38,576   $36,291     $36,472
                                                  =======        =======   =======     =======
Portfolio turnover rate                                20%(c)         49%       89%         65%(c)
                                                  =======        =======   =======     =======

                                                   ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO
                                                 ----------------------------------------------------
                                                   SIX MONTHS
                                                     ENDED            YEAR ENDED         MAY 1, 2003*
                                                 JUNE 30, 2006       DECEMBER 31,      TO DECEMBER 31,
                                                  (UNAUDITED)      2005       2004           2003
                                                 -------------   --------   --------   ---------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period              $  14.32       $  13.25   $  11.83    $  10.00
                                                  --------       --------   --------    --------
Investment income (loss)--net (a)(g)                  0.01           0.03       0.06       (0.01)
Realized and unrealized gain (loss) on
   investments--net                                   0.27           1.20       1.44        1.84
                                                  --------       --------   --------    --------
Total from investment operations                      0.28           1.23       1.50        1.83
                                                  --------       --------   --------    --------
Distributions to shareholders from:
   Investment income--net                               --          (0.06)        --          --
   Realized gain--net                                   --          (0.10)     (0.08)         --
                                                  --------       --------   --------    --------
Total distributions                                     --          (0.16)     (0.08)         --
                                                  --------       --------   --------    --------
Net asset value, end of period                    $  14.60       $  14.32   $  13.25    $  11.83
                                                  ========       ========   ========    ========
TOTAL RETURN (b)                                      1.96%(c)       9.42%     12.80%      18.30%(c)
                                                  ========       ========   ========    ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                1.07%(d)       1.07%      1.10%       1.21%(d)
Expenses net of waivers and reimbursements, if
   any (f)                                            1.07%(d)       1.07%      1.10%       1.10%(d)
Expenses net of all reductions (g)                    1.03%(d)       1.04%      1.06%       1.01%(d)
Investment income (loss)--net before expense
   reductions (e)                                     0.15%(d)       0.17%      0.42%      (0.36)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                         0.15%(d)       0.17%      0.42%      (0.25)%(d)
Investment income (loss)--net of all
   reductions (g)                                     0.19%(d)       0.20%      0.46%      (0.16)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)          $174,226       $174,211   $183,477    $169,495
                                                  ========       ========   ========    ========
Portfolio turnover rate                                 91%(c)        142%       146%        260%(c)
                                                  ========       ========   ========    ========

See Notes to Financial Statements.

                                                                               ROSZEL/LORD ABBETT
                                                                            MID CAP VALUE PORTFOLIO
                                                         -------------------------------------------------------------
                                                           SIX MONTHS                                        JULY 1,
                                                             ENDED                                          2002* TO
                                                         JUNE 30, 2006       YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                          (UNAUDITED)      2005       2004       2003         2002
                                                         -------------   --------   --------   --------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                      $  13.19       $  13.28   $  11.24   $   9.04   $  10.00
                                                          --------       --------   --------   --------   --------
Investment income (loss)--net (a)(g)                          0.03           0.06       0.06       0.07       0.05
Realized and unrealized gain (loss) on
   investments--net                                           0.05           0.96       2.53       2.16      (1.01)
                                                          --------       --------   --------   --------   --------
Total from investment operations                              0.08           1.02       2.59       2.23      (0.96)
                                                          --------       --------   --------   --------   --------
Distributions to shareholders from:
Investment income--net                                          --          (0.05)     (0.07)     (0.03)        --
Realized gain--net                                              --          (1.06)     (0.48)        --         --
                                                          --------       --------   --------   --------   --------
Total distributions                                             --          (1.11)     (0.55)     (0.03)        --
                                                          --------       --------   --------   --------   --------
Net asset value, end of period                            $  13.27       $  13.19   $  13.28   $  11.24   $   9.04
                                                          ========       ========   ========   ========   ========
TOTAL RETURN (b)                                              0.61%(c)       8.23%     23.77%     24.71%     (9.60)%(c)
                                                          ========       ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        1.15%(d)       1.15%      1.15%      1.21%      1.53%(d)
Expenses net of waivers and reimbursements, if any (f)        1.15%(d)       1.15%      1.15%      1.15%      1.15%(d)
Expenses net of all reductions (g)                            1.14%(d)       1.15%      1.15%      1.14%      0.99%(d)
Investment income (loss)--net before expense
   reductions (e)                                             0.43%(d)       0.46%      0.48%      0.62%      0.61%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                 0.43%(d)       0.46%      0.48%      0.68%      0.99%(d)
Investment income (loss)--net of all reductions (g)           0.44%(d)       0.46%      0.48%      0.69%      1.15%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                  $155,782       $163,424   $157,417   $137,276   $105,902
                                                          ========       ========   ========   ========   ========
Portfolio turnover rate                                         15%(c)         30%        32%        47%        15%(c)
                                                          ========       ========   ========   ========   ========

                                                                                   ROSZEL/SELIGMAN
                                                                              MID CAP GROWTH PORTFOLIO
                                                          ------------------------------------------------------------
                                                           SIX MONTHS                                        JULY 1,
                                                              ENDED                                         2002* TO
                                                          JUNE 30, 2006      YEAR ENDED DECEMBER 31,      DECEMBER 31,
                                                           (UNAUDITED)      2005       2004       2003        2002
                                                          -------------   -------    -------    -------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $ 13.79        $ 12.87    $ 12.24    $  9.18   $ 10.00
                                                           -------        -------    -------    -------   -------
Investment income (loss)--net (a)(g)                         (0.02)         (0.06)     (0.07)     (0.06)    (0.02)
Realized and unrealized gain (loss) on investments--net      (0.18)          1.54       1.11       3.12     (0.80)
                                                           -------        -------    -------    -------   -------
Total from investment operations                             (0.20)          1.48       1.04       3.06     (0.82)
                                                           -------        -------    -------    -------   -------
Distributions to shareholders from realized gain--net           --          (0.56)     (0.41)        --        --
                                                           -------        -------    -------    -------   -------
Net asset value, end of period                             $ 13.59        $ 13.79    $ 12.87    $ 12.24   $  9.18
                                                           =======        =======    =======    =======   =======
TOTAL RETURN (b)                                             (1.45)%(c)     11.95%      8.57%     33.33%    (8.20)%(c)
                                                           =======        =======    =======    =======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        1.17%(d)       1.19%      1.24%      1.43%     2.29%(d)
Expenses net of waivers and reimbursements, if any (f)        1.15%(d)       1.15%      1.15%      1.15%     1.15%(d)
Expenses net of all reductions (g)                            1.00%(d)       1.06%      1.04%      1.10%     0.93%(d)
Investment income (loss)--net before expense
   reductions (e)                                            (0.42)%(d)     (0.58)%    (0.78)%    (0.92)%  (1.75)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                (0.40)%(d)     (0.54)%    (0.69)%    (0.64)%  (0.61)%(d)
Investment income (loss)--net of all reductions (g)          (0.25)%(d)     (0.45)%    (0.58)%    (0.59)%  (0.39)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $54,660        $61,683    $49,925    $32,793   $14,191
                                                           =======        =======    =======    =======   =======
Portfolio turnover rate                                         97%(c)        193%       214%       144%       60%(c)
                                                           =======        =======    =======    =======   =======

See Notes to Financial Statements.

                                                                           ROSZEL/ALLIANZ NFJ
                                                                       SMALL CAP VALUE PORTFOLIO
                                                      -----------------------------------------------------------
                                                        SIX MONTHS                                      JULY 1,
                                                          ENDED                                        2002* TO
                                                      JUNE 30, 2006      YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                       (UNAUDITED)      2005       2004      2003        2002
                                                      -------------   --------   -------   -------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                   $  14.37       $  13.94   $ 11.47   $  9.33   $ 10.00
                                                       --------       --------   -------   -------   -------
Investment income (loss)--net (a)(g)                       0.17           0.25      0.25      0.20      0.09
Realized and unrealized gain (loss) on
   investments--net                                        1.52           1.30      2.35      2.90     (0.70)
                                                       --------       --------   -------   -------   -------
Total from investment operations                           1.69           1.55      2.60      3.10     (0.61)
                                                       --------       --------   -------   -------   -------
Distributions to shareholders from:
Investment income--net                                       --          (0.18)       --     (0.23)    (0.06)
Realized gain--net                                           --          (0.94)    (0.13)    (0.73)       --
                                                       --------       --------   -------   -------   -------
Total distributions                                          --          (1.12)    (0.13)    (0.96)    (0.06)
                                                       --------       --------   -------   -------   -------
Net asset value, end of period                         $  16.06       $  14.37   $ 13.94   $ 11.47   $  9.33
                                                       ========       ========   =======   =======   =======
TOTAL RETURN (b)                                          11.76%(c)      11.78%    22.83%    33.19%    (6.10)%(c)
                                                       ========       ========   =======   =======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                     1.15%(d)       1.15%     1.17%     1.34%     1.99%(d)
Expenses net of waivers and reimbursements, if
   any (f)                                                 1.15%(d)       1.15%     1.15%     1.15%     1.15%(d)
Expenses net of all reductions (g)                         1.14%(d)       1.13%     1.13%     1.05%     1.14%(d)
Investment income (loss)--net before expense
   reductions (e)                                          2.26%(d)       1.73%     2.13%     1.67%     1.13%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                              2.26%(d)       1.73%     2.15%     1.86%     1.97%(d)
Investment income (loss)--net of all reductions (g)        2.27%(d)       1.75%     2.17%     1.96%     1.98%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)               $115,464       $116,708   $96,956   $62,982   $61,194
                                                       ========       ========   =======   =======   =======
Portfolio turnover rate                                      18%(c)         39%       51%       62%        9%(c)
                                                       ========       ========   =======   =======   =======

                                                                                ROSZEL/JPMORGAN
                                                                           SMALL CAP GROWTH PORTFOLIO
                                                          ----------------------------------------------------------
                                                            SIX MONTHS                                     JULY 1,
                                                              ENDED                                       2002* TO
                                                          JUNE 30, 2006      YEAR ENDED DECEMBER 31,    DECEMBER 31,
                                                           (UNAUDITED)      2005      2004      2003       2002
                                                          -------------   -------   -------   -------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $ 11.55        $ 12.70   $ 11.65   $  8.50   $ 10.00
                                                           -------        -------   -------   -------   -------
Investment income (loss)--net (a)(g)                         (0.06)         (0.11)    (0.11)    (0.09)    (0.03)
Realized and unrealized gain (loss) on investments--net       0.97           0.73      1.16      3.24     (1.47)
                                                           -------        -------   -------   -------   -------
Total from investment operations                              0.91           0.62      1.05      3.15     (1.50)
                                                           -------        -------   -------   -------   -------
Distributions to shareholders from realized gain--net           --          (1.77)       --        --        --
                                                           -------        -------   -------   -------   -------
Net asset value, end of period                             $ 12.46        $ 11.55   $ 12.70   $ 11.65   $  8.50
                                                           =======        =======   =======   =======   =======
TOTAL RETURN (b)                                              7.88%(c)       6.41%     9.01%    37.06%   (15.00)%(c)
                                                           =======        =======   =======   =======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        1.25%(d)       1.26%     1.29%     1.39%     2.02%(d)
Expenses net of waivers and reimbursements, if any (f)        1.25%(d)       1.25%     1.25%     1.25%     1.25%(d)
Expenses net of all reductions (g)                            1.25%(d)       1.25%     1.25%     1.24%     1.25%(d)
Investment income (loss)--net before expense
   reductions (e)                                            (0.91)%(d)     (1.00)%   (0.96)%   (1.09)%   (1.55)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                (0.91)%(d)     (0.99)%   (0.92)%   (0.95)%   (0.78)%(d)
Investment income (loss)--net of all reductions (g)          (0.91)%(d)     (0.99)%   (0.92)%   (0.94)%   (0.78)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $79,974        $82,692   $73,682   $73,396   $44,483
                                                           =======        =======   =======   =======   =======
Portfolio turnover rate                                         48%(c)        115%      111%       46%       34%(c)
                                                           =======        =======   =======   =======   =======

See Notes to Financial Statements.

                                                                              ROSZEL/DELAWARE
                                                                              TREND PORTFOLIO
                                                          ------------------------------------------------------
                                                            SIX MONTHS                                  MAY 1,
                                                              ENDED                                   2003* TO
                                                          JUNE 30, 2006   YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                           (UNAUDITED)         2005      2004           2003
                                                          -------------      -------   -------      ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $ 13.96           $ 13.62   $ 12.39      $ 10.00
                                                           -------           -------   -------      -------
Investment income (loss)--net (a)(g)                         (0.06)            (0.08)    (0.09)       (0.05)
Realized and unrealized gain (loss) on investments--net       0.17              0.69      1.51         2.44
                                                           -------           -------   -------      -------
Total from investment operations                              0.11              0.61      1.42         2.39
                                                           -------           -------   -------      -------
Distributions to shareholders from realized gain--net           --             (0.27)    (0.19)          --
                                                           -------           -------   -------      -------
Net asset value, end of period                             $ 14.07           $ 13.96   $ 13.62      $ 12.39
                                                           =======           =======   =======      =======
TOTAL RETURN (b)                                              0.79%(c)          4.74%    11.54%       23.90%(c)
                                                           =======           =======   =======      =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        1.25%(d)          1.20%     1.20%        1.36%(d)
Expenses net of waivers and reimbursements, if any (f)        1.15%(d)          1.15%     1.15%        1.15%(d)
Expenses net of all reductions (g)                            1.13%(d)          1.13%     1.14%        1.15%(d)
Investment income (loss)--net before expense
   reductions (e)                                            (0.90)%(d)        (0.71)%   (0.77)%      (0.92)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                (0.80)%(d)        (0.66)%   (0.72)%      (0.71)%(d)
Investment income (loss)--net of all reductions (g)          (0.78)%(d)        (0.64)%   (0.71)%      (0.71)%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $40,270           $42,541   $79,235      $68,647
                                                           =======           =======   =======      =======
Portfolio turnover rate                                         36%(c)            63%       48%         114%(c)
                                                           =======           =======   =======      =======

                                                          ROSZEL/JPMORGAN MULTI-CAP
                                                           MARKET NEUTRAL PORTFOLIO
                                                          -------------------------
                                                                   JUNE 29,
                                                                   2006* TO
                                                                JUNE 30, 2006
                                                                 (UNAUDITED)
                                                                -------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                             $10.00
                                                                 ------
Investment income (loss)--net (a)(g)                                 --
Realized and unrealized gain (loss) on investments--net           (0.01)
                                                                 ------
Total from investment operations                                  (0.01)
                                                                 ------
Distributions to shareholders from:
   Investment income--net                                            --
   Realized gain--net                                                --
                                                                 ------
Total distributions                                                  --
                                                                 ------
Net asset value, end of period                                   $ 9.99
                                                                 ======
TOTAL RETURN (b)                                                  (0.10)%(c)
                                                                 ======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                              N/A(h)
Expenses net of waivers and reimbursements, if any (f)              N/A(h)
Expenses net of all reductions (g)                                  N/A(h)
Investment income (loss)--net before expense
   reductions (e)                                                   N/A(h)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                       N/A(h)
Investment income (loss)--net of all reductions (g)                 N/A(h)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                        $11,772
                                                                 ======
Portfolio turnover rate                                               0%(c)
                                                                 ======

See Notes to Financial Statements.

                                                                              ROSZEL/LORD ABBETT
                                                                           BOND DEBENTURE PORTFOLIO
                                                          ----------------------------------------------------------
                                                            SIX MONTHS                                     JULY 1,
                                                              ENDED                                       2002* TO
                                                          JUNE 30, 2006     YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                           (UNAUDITED)      2005      2004      2003        2002
                                                          -------------   -------   -------   -------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $ 11.14        $ 11.74   $ 11.48   $ 10.38    $ 10.00
                                                           -------        -------   -------   -------    -------
Investment income (loss)--net (a)(g)                          0.30           0.59      0.60      0.64       0.27
Realized and unrealized gain (loss) on investments--net      (0.07)         (0.34)     0.35      1.08       0.30
                                                           -------        -------   -------   -------    -------
Total from investment operations                              0.23           0.25      0.95      1.72       0.57
Distributions to shareholders from:
   Investment income--net                                    (0.33)         (0.62)    (0.62)    (0.61)     (0.19)
   Realized gain--net                                           --          (0.23)    (0.07)    (0.01)        --
                                                           -------        -------   -------   -------    -------
Total distributions                                          (0.33)         (0.85)    (0.69)    (0.62)     (0.19)
                                                           -------        -------   -------   -------    -------
Net asset value, end of period                             $ 11.04        $ 11.14   $ 11.74   $ 11.48    $ 10.38
                                                           =======        =======   =======   =======    =======
TOTAL RETURN (b)                                              2.09%(c)       2.23%     8.14%    17.02%      5.74%(c)
                                                           =======        =======   =======   =======    =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                        1.50%(d)       1.39%     1.47%     2.15%     13.76%(d)
Expenses net of waivers and reimbursements, if any (f)        1.10%(d)       1.10%     1.10%     1.10%      1.10%(d)
Expenses net of all reductions (g)                            1.10%(d)       1.10%     1.10%     1.10%      1.10%(d)
Investment income (loss)--net before expense
   reductions (e)                                             5.05%(d)       4.91%     4.93%     4.72%    (7.40)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                                 5.45%(d)       5.20%     5.30%     5.77%      5.26%(d)
Investment income (loss)--net of all reductions (g)           5.45%(d)       5.20%     5.30%     5.77%      5.26%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $12,100        $12,270   $14,860   $16,794    $ 1,726
                                                           =======        =======   =======   =======    =======
Portfolio turnover rate                                         21%(c)         53%       87%       63%        22%(c)
                                                           =======        =======   =======   =======    =======

                                                                               ROSZEL/MARSICO
                                                                         LARGE CAP GROWTH PORTFOLIO
                                                          -------------------------------------------------------
                                                            SIX MONTHS                                  JULY 1,
                                                              ENDED                                    2002* TO
                                                          JUNE 30, 2006    YEAR ENDED DECEMBER 31,   DECEMBER 31,
                                                           (UNAUDITED)     2005     2004     2003        2002
                                                          -------------   ------   ------   ------   ------------
INCREASE (DECREASE) IN NET ASSET VALUE:
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $11.18         $11.54   $11.32   $ 8.97   $ 10.00
                                                           ------         ------   ------   ------   -------
Investment income (loss)--net (a)(g)                         0.00+         (0.01)    0.01    (0.00)+    0.01
Realized and unrealized gain (loss) on investments--net     (0.10)          0.30     0.48     2.37     (1.04)
                                                           ------         ------   ------   ------   -------
Total from investment operations                            (0.10)          0.29     0.49     2.37     (1.03)
                                                           ------         ------   ------   ------   -------
Distributions to shareholders from:
   Investment income--net                                      --          (0.01)   (0.00)+  (0.02)       --
   Realized gain--net                                          --          (0.64)   (0.27)      --        --
                                                           ------         ------   ------   ------   -------
Total distributions                                            --          (0.65)   (0.27)   (0.02)       --
                                                           ------         ------   ------   ------   -------
Net asset value, end of period                             $11.08         $11.18   $11.54   $11.32   $  8.97
                                                           ======         ======   ======   ======   =======
TOTAL RETURN (b)                                            (0.89)%(c)      2.92%    4.53%   26.40%   (10.30)%(c)
                                                           ======         ======   ======   ======   =======
RATIOS TO AVERAGE NET ASSETS:
Expenses before expense reductions (e)                       2.11%(d)       2.10%    2.27%    3.07%    10.21%(d)
Expenses net of waivers and reimbursements, if any (f)       1.10%(d)       1.10%    1.10%    1.10%     1.10%(d)
Expenses net of all reductions (g)                           1.10%(d)       1.08%    0.89%    0.94%     1.02%(d)
Investment income (loss)--net before  expense
   reductions (e)                                           (1.09)%(d)     (1.11)%  (1.30)%  (2.12)%   (9.06)%(d)
Investment income (loss)--net of waivers and
   reimbursements, if any (f)                               (0.08)%(d)     (0.11)%  (0.13)%  (0.15)%    0.05%(d)
Investment income (loss)--net of all reductions (g)         (0.08)%(d)     (0.09)%   0.08     0.01%     0.13%(d)
SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)                   $4,646         $4,033   $4,170   $3,905   $ 2,337
                                                           ======         ======   ======   ======   =======
Portfolio turnover rate                                        30%(c)         97%     149%     103%       72%(c)
                                                           ======         ======   ======   ======   =======

See Notes to Financial Statements.

----------
NOTES TO FINANCIAL HIGHLIGHTS:

*    COMMENCEMENT OF INVESTMENT OPERATIONS.

+    PER SHARE AMOUNT IS LESS THAN $0.01.

(a)  BASED ON AVERAGE SHARES OUTSTANDING DURING THE RESPECTIVE PERIODS.

(b) TOTAL RETURNS ARE BASED ON CHANGES IN NET ASSET VALUES FOR THE PERIODS SHOWN, AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS (IF ANY) FOR THE PORTFOLIO AT THE NET ASSET VALUE ON THE EX-DIVIDEND DATE. TOTAL RETURNS INCLUDE THE EFFECT OF EXPENSE REDUCTIONS RESULTING FROM ADVISORY FEE WAIVERS, EXPENSE REIMBURSEMENTS IN EXCESS OF EXPENSE LIMITATIONS AND COMMISSION RECAPTURE AGREEMENTS (IF ANY). TOTAL RETURNS WOULD HAVE BEEN LOWER WITHOUT EXPENSE REDUCTIONS. TOTAL RETURNS DO NOT INCLUDE INSURANCE COMPANY SEPARATE ACCOUNT RELATED FEES AND EXPENSES. SUCH FEES AND EXPENSES WOULD REDUCE THE OVERALL RETURNS SHOWN. PAST RESULTS SHOWN SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE PERFORMANCE. TOTAL RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SUCH THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(c)  NOT ANNUALIZED.

(d)  ANNUALIZED.

(e) DOES NOT INCLUDE ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS OR EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS.

(f) INCLUDES ADVISORY WAIVERS AND EXPENSE REIMBURSEMENTS AND EXCLUDES EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(g) INCLUDES ADVISORY WAIVERS, EXPENSE REIMBURSEMENTS AND EXPENSE REDUCTIONS FROM COMMISSION RECAPTURE AGREEMENTS, IF ANY.

(h) DUE TO THE STARTUP NATURE OF THE PORTFOLIO, INCOME AND EXPENSES WERE NOT ACCRUED ON THE FIRST DAY OF OPERATIONS. THEREFORE, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS FOR THE ONE DAY PRESENTED WOULD NOT BE MEANINGFUL. ON A GOING FORWARD BASIS, THE ADVISER ANTICIPATES THAT THE RATIO OF EXPENSES TO AVERAGE NET ASSETS OF THE PORTFOLIO WILL BE APPROXIMATELY 1.85%.

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES:

     MLIG Variable Insurance Trust (the "Trust") is a statutory trust organized in the state of Delaware. It is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Trust is comprised of twenty-five separate investment portfolios (the "Portfolios"), each of which is, in effect, a separate mutual fund. Ten portfolios are included in this semi-annual report consisting of Roszel/Lord Abbett Affiliated Portfolio, Roszel/Allianz CCM Capital Appreciation Portfolio, Roszel/Lord Abbett Mid Cap Value Portfolio, Roszel/Seligman Mid Cap Growth Portfolio, Roszel/Allianz NFJ Small Cap Value Portfolio, Roszel/JPMorgan Small Cap Growth Portfolio, Roszel/Delaware Trend Portfolio, Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, Roszel/Lord Abbett Bond Debenture Portfolio and Roszel/Marsico Large Cap Growth Fund. Each Portfolio currently offers one class of shares to one or more separate accounts of Merrill Lynch Life Insurance Company ("MLLIC") and ML Life Insurance Company of New York ("MLLICNY") (indirect, wholly-owned subsidiaries of Merrill Lynch & Co., Inc. ("ML&Co."), and affiliates of Roszel Advisors, LLC (the "Advisor")), as funding vehicles for certain variable annuity and variable life insurance contracts. The Trust does not offer its shares directly to the public. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which requires management to make certain estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust.

     (A) VALUATION OF INVESTMENTS--Portfolio securities and other investments listed on any U.S. or foreign stock exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are valued at the last sale price on that exchange or the official closing price on the NASDAQ on the valuation day; if no sale occurs, securities traded on a U.S. exchange or NASDAQ are valued at the mean between the closing bid and closing asked prices and securities traded on a foreign exchange are valued at the official bid price. Over-the-counter securities not quoted on NASDAQ are valued at the last sale price on the valuation day or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by the administrator ("J.P. Morgan Investor Services Co.") if those prices are considered by the administrator to be representative of market values as of the close of business of the New York Stock Exchange pursuant to procedures established by and under the supervision of the board of trustees; debt securities with a remaining maturity of 60 days or less are valued at their amortized cost which approximates market value. Securities and other assets, including those for which a pricing service supplies no quotations or quotations are not considered by the administrator to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees of the Trust. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of business in the New York Stock Exchange ("NYSE"). Occasionally, events affecting the values of such securities may occur during such times. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith pursuant to procedures established by and under the supervision of the board of trustees.

     (B) SHORT SALES--Roszel/JPMorgan Multi-Cap Market Neutral Portfolio enters into short sales whereby it sells a security it generally does not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of Operations. If Roszel/JPMorgan Multi-Cap Market Neutral Portfolio shorts a security when also holding a long position in the security (a "short against the box"), as the security price declines, the short position increases in value, offsetting the long position's decrease in value. The opposite effect occurs if the security price rises. Roszel/JPMorgan Multi-Cap Market Neutral Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Roszel/JPMorgan Multi-Cap Market Neutral Portfolio is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are booked as an expense of the Fund. Roszel/JPMorgan Multi-Cap Market Neutral Portfolio designates collateral consisting of liquid assets sufficient to collateralize the market value of short positions.

     (C) REPURCHASE AGREEMENTS--Some of the Portfolios may engage in repurchase agreement transactions with respect to instruments in which the Portfolio is authorized to invest. The Portfolios may engage in repurchase agreement transactions with certain member banks of the Federal Reserve System and with certain dealers listed on the Federal Reserve System and on the Federal Reserve Bank of New York's list of reporting dealers. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Portfolio takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, the Portfolio may suffer a loss. Securities purchased under repurchase agreements may be held with other custodial banks under tri-party arrangements.

     (D) FOREIGN CURRENCY TRANSACTIONS--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets and liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign currency exchange rates on investments.

     (E) SECURITY TRANSACTIONS AND INVESTMENT INCOME--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis.

     (F) EXPENSES--Certain expenses have been allocated to the individual Portfolios of the Trust on a pro rata basis based upon the respective aggregate net asset value of each Portfolio of the Trust.

     (G) DIVIDENDS AND DISTRIBUTIONS--Each Portfolio except Roszel/Lord Abbett Bond Debenture Portfolio, intends to distribute at least annually to shareholders substantially all of its net investment income. Roszel/Lord Abbett Bond Debenture Portfolio declares and pays dividends from net investment income each month. Distribution of net realized gains, if any, will be declared and paid at least annually for all Portfolios. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

     (H) OFFERING COSTS--Offering costs are capitalized and amortized over twelve months.

     (I) TAXES--Each Portfolio intends to comply with the requirements of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized capital gains to its shareholders. Therefore, no Federal income tax provision is required. Income and capital gains derived from sources outside the United States may be subject to foreign withholding and other taxes.

2.   INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

     The Trust has entered into a Management Agreement with the Advisor. For the six months ended June 30, 2006, the annual investment advisory fees as a percentage of average daily net assets were as follows:

PORTFOLIO                                                           ADVISORY FEE
--------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                 0.80%
Roszel/Allianz CCM Capital Appreciation Portfolio                       0.80%
Roszel/Lord Abbett Mid Cap Value Portfolio                              0.85%
Roszel/Seligman Mid Cap Growth Portfolio                                0.85%
Roszel/Allianz NFJ Small Cap Value Portfolio                            0.85%
Roszel/JPMorgan Small Cap Growth Portfolio                              0.95%
Roszel/Delaware Trend Portfolio                                         0.85%
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                      1.50%
Roszel/Lord Abbett Bond Debenture Portfolio                             0.80%
Roszel/Marsico Large Cap Growth Portfolio                               0.80%

     For the six months ended June 30, 2006, the following Portfolios placed a portion of their portfolio transactions with brokerage firms affiliated with the
Advisor:

                                                                               COMMISSIONS
PORTFOLIO                                                   BROKER                 PAID
------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio             Merrill Lynch & Co.          $ 1,608
                                                    Citation Financial Group       2,727
Roszel/Allianz CCM Capital Appreciation Portfolio   Merrill Lynch & Co.           17,710
                                                    Citation Financial Group      37,199
Roszel/Lord Abbett Mid Cap Value Portfolio          Merrill Lynch & Co.            2,275
                                                    Citation Financial Group       7,349
Roszel/Seligman Mid Cap Growth Portfolio            Merrill Lynch & Co.            2,415
                                                    Citation Financial Group      53,036
Roszel/Allianz NFJ Small Cap Value Portfolio        Merrill Lynch & Co.              348
                                                    Citation Financial Group       8,698
Roszel/JPMorgan Small Cap Growth Portfolio          Merrill Lynch & Co.            1,819
Roszel/Delaware Trend Portfolio                     Merrill Lynch & Co.              691
                                                    Citation Financial Group       7,182
Roszel/Marsico Large Cap Growth Portfolio           Merrill Lynch & Co.              124

     A portion of the brokerage commissions on portfolio transactions directed to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of the Advisor, were used to reduce certain portfolio expenses as follows:

                                                                        EXPENSE
PORTFOLIO                                                             REDUCTIONS
--------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                                 $ 1,498
Roszel/Allianz CCM Capital Appreciation Portfolio                        30,796
Roszel/Lord Abbett Mid Cap Value Portfolio                                5,157
Roszel/Seligman Mid Cap Growth Portfolio                                 45,578
Roszel/Allianz NFJ Small Cap Value Portfolio                              6,916
Roszel/Delaware Trend Portfolio                                           4,260
Roszel/Marsico Large Cap Growth Portfolio                                    59

     Financial Data Services, Inc. ("FDS"), an affiliate of the Advisor, is the Trust's transfer agent. FDS is entitled to receive from each Portfolio a monthly fee at an annual rate based on average daily net assets according to the following schedule:

                                                                      ANNUAL FEE
AVERAGE DAILY NET ASSETS                                                OR RATE
--------------------------------------------------------------------------------
Up to $15,000,000                                                       $7,500
Above $15,000,000 - $25,000,000                                          0.050%
Above $25,000,000 - $50,000,000                                          0.040%
Above $50,000,000 - $75,000,000                                          0.030%
Above $75,000,000                                                        0.025%

     The Trust's distributor is MLPF&S, an affiliate of the Advisor.

     Certain officers and/or trustees of the Trust are officers and/or directors of the Advisor, MLLIC, MLLICNY, MLPF&S and Merrill Lynch Insurance Group, Inc.

3.   INVESTMENTS:

     Purchases and sales of investments, excluding short-term securities of the Portfolios, for the six months ended June 30, 2006 were as follows:

PORTFOLIO                                              PURCHASES        SALES
--------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio              $  7,627,252   $ 11,261,066
Roszel/Allianz CCM Capital Appreciation Portfolio     157,759,949    159,793,059
Roszel/Lord Abbett Mid Cap Value Portfolio             24,123,652     30,305,851
Roszel/Seligman Mid Cap Growth Portfolio               57,372,509     62,345,072
Roszel/Allianz NFJ Small Cap Value Portfolio           20,895,208     27,361,418
Roszel/JPMorgan Small Cap Growth Portfolio             40,857,045     50,110,592
Roszel/Delaware Trend Portfolio                        15,525,250     18,596,052
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio     10,591,170             --
Roszel/Lord Abbett Bond Debenture Portfolio             2,547,294      2,896,519
Roszel/Marsico Large Cap Growth Portfolio               1,521,265      1,247,641

     As of June 30, 2006, the gross unrealized appreciation/(depreciation) of investments for the Funds were as follows:

                                                                                                        NET
                                                                        GROSS         GROSS         UNREALIZED
                                                                     UNREALIZED     UNREALIZED     APPRECIATION/
PORTFOLIO                                                COST       APPRECIATION   DEPRECIATION   (DEPRECIATION)
----------------------------------------------------------------------------------------------------------------
Roszel/Lord Affiliated Portfolio                     $ 33,085,555    $ 4,516,183   $  (802,849)    $ 3,713,334
Roszel/Allianz CCM Capital Appreciation Portfolio     168,855,363     16,362,654    (4,008,500)     12,354,154
Roszel/Lord Abbett Mid Cap Value Portfolio            128,807,645     31,366,644    (4,145,240)     27,221,404
Roszel/Seligman Mid Cap Growth Portfolio               51,776,414      4,195,278    (2,205,664)      1,989,614
Roszel/Allianz NFJ Small Cap Value Portfolio           95,569,067     21,057,644    (4,210,400)     16,847,244
Roszel/JPMorgan Small Cap Growth Portfolio             71,364,706     12,025,892    (3,830,830)      8,195,062
Roszel/Delaware Trend Portfolio                        34,897,127      7,558,064    (1,881,708)      5,676,356
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio     10,591,170             --        (7,812)         (7,812)
Roszel/Lord Abbett Bond Debenture Portfolio            12,324,767        273,165      (523,750)       (250,585)
Roszel/Marsico Large Cap Growth Portfolio               4,787,104        415,305      (133,637)        281,668

4.   EXPENSE LIMITATION:

     The Trust and the Advisor have entered into an expense limitation agreement whereby the Advisor agrees to waive fees payable to it and if necessary, reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with accounting principles generally accepted in the United States of America, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed the following annual limits as a percentage of average daily net assets:

                                                                  VOLUNTARY
PORTFOLIO                                                    EXPENSE LIMITATIONS
--------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                             1.10%
Roszel/Allianz CCM Capital Appreciation Portfolio                   1.10%
Roszel/Lord Abbett Mid Cap Value Portfolio                          1.15%
Roszel/Seligman Mid Cap Growth Portfolio                            1.15%
Roszel/Allianz NFJ Small Cap Value Portfolio                        1.15%
Roszel/JPMorgan Small Cap Growth Portfolio                          1.25%
Roszel/Delaware Trend Portfolio                                     1.15%
Roszel/JPMorgan Multi-Cap Market Neutral Portfolio                  1.85%
Roszel/Lord Abbett Bond Debenture Portfolio                         1.10%
Roszel/Marsico Large Cap Growth Portfolio                           1.10%

     The expense limitation is effected by waivers by the Advisor of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended June 30, 2006 advisory fee waivers and expense reimbursements were as follows:

                                                        ADVISORY
                                                          FEES       EXPENSE
PORTFOLIO                                                WAIVED    REIMBURSEMENT
--------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio                  $20,844          --
Roszel/Seligman Mid Cap Growth Portfolio                   4,407          --
Roszel/Delaware Trend Portfolio                           22,221          --
Roszel/Lord Abbett Bond Debenture Portfolio               24,821          --
Roszel/Marsico Large Cap Growth Portfolio                 17,117      $4,451

     In any year which the total assets of a Portfolio are greater than $50 million and its estimated total annual operating expenses are less than the expense limitations specified above, the Advisor may be entitled to a reimbursement by such Portfolio, of advisory fees waived and expenses reimbursed pursuant to the expense limitation agreement. The maximum amount of such reimbursement shall equal the sum of all advisory fees waived and expense reimbursements remitted to the Portfolio during the previous three fiscal years.

     For the six months ended June 30, 2006, the Advisor received the following reimbursements:

                                                                      EXPENSE
PORTFOLIO                                                          REIMBURSEMENT
--------------------------------------------------------------------------------
Roszel/Lord Abbett Mid Cap Value Portfolio                           $22,438
Roszel/Allianz NFJ Small Cap Value Portfolio                          13,575
Roszel/JPMorgan Small Cap Growth Portfolio                             1,028

     As of June 30, 2006 the maximum amounts recoverable by the Advisor under the expense limitation agreement through 2008 were as follows:

                                                 AMOUNT ELIGIBLE THROUGH          TOTAL
                                               ---------------------------    ELIGIBLE FOR
PORTFOLIO                                        2006      2007      2008    REIMBURSEMENT
------------------------------------------------------------------------------------------
Roszel/Lord Abbett Affiliated Portfolio        $48,870   $55,919   $40,231      $145,020
Roszel/Lord Abbett Mid Cap Value Portfolio      24,618    15,536        --        40,154
Roszel/Seligman Mid Cap Growth Portfolio        20,956    40,373    25,382        86,711
Roszel/Allianz NFJ Small Cap Value Portfolio    29,835    27,189       238        57,262
Roszel/JPMorgan Small Cap Growth Portfolio      25,906    34,730    15,823        76,459
Roszel/Delaware Trend Portfolio                 30,621    36,892    35,113       102,626
Roszel/Lord Abbett Bond Debenture Portfolio     33,322    55,305    42,953       131,580
Roszel/Marsico Large Cap Growth Portfolio       25,930    49,578    39,930       115,438

See Notes to Financial Statements.

MLIG VARIABLE INSURANCE TRUST
BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACTS (UNAUDITED)

     The Board, which includes as members only trustees who are not "interested persons" as defined in the 1940 Act ("independent trustees,") meets on a quarterly basis to review the ongoing operations of the Trust and, at each meeting, considers matters bearing on (1) the Management Agreements between the Trust and Roszel Advisors, and (2) the Sub-Advisory Agreements between Roszel Advisors and the Sub-Advisers to the Portfolios. The independent trustees meet frequently in executive session and are advised by independent legal counsel selected by the independent trustees.

     At a meeting of the Board held in-person on March 9, 2006, the Board, with the assistance of independent counsel, considered (1) the continuance of the Management Agreements with respect to each Portfolio (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio), (2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio), and (3) the approval of a new Management Agreement and a new Sub-Advisory Agreement with respect to a new portfolio, the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio.

     The following discussion is not intended to be all-inclusive. With respect to each Management Agreement and Sub-Advisory Agreement, the Board reviewed a variety of factors and considered a significant amount of information, including information received on an ongoing basis at meetings of the Board and its committees, and the Independent Trustees' determinations were made separately with respect to each Portfolio. In view of the broad scope and variety of these factors and information, the Board did not find it practicable to, and did not, make specific assessments of, quantify, or otherwise assign relative weights to the specific factors considered in reaching their conclusions and determinations to approve the continuance of the Management Agreements and the Sub-Advisory Agreements. The Board did not identify any particular information that was all-important or controlling, and each Independent Trustee attributed different weights to the various factors. The approval determinations were made on the basis of each trustee's business judgment after consideration of all of the factors taken as a whole, although individual trustees may have given different weights to certain factors and assigned various degrees of materiality to conclusions made.

MARCH 9, 2006 MEETING

     At the March 9, 2006 meeting, the Board evaluated, among other things, written information provided by Roszel Advisors and each Sub-Adviser, as well as answers to questions posed by the Board to representatives of Roszel Advisors. In response to specific requests from the independent trustees, Roszel Advisors and the Sub-Advisers furnished information concerning a variety of aspects of the operation of the Portfolios including, (1) detail concerning the nature, extent and quality of the services provided by Roszel Advisors and the Sub-Advisers, (2) the investment performance of the Portfolios, (3) the advisory fees, sub-advisory fees and total expenses of the Portfolios, (4) an assessment as to whether any economies of scale existed in connection with the operation of the Portfolios, and (5) information concerning costs of services provided to the Portfolios and the profitability to Roszel Advisors and the Sub-Advisers of providing such services, including any direct or indirect benefits (such as soft dollars) enjoyed by Roszel Advisors, the Sub-Advisers or their respective affiliates as a result of their relationship with the Trust. In addition, the Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed information for the Portfolios, including fee, expense and performance information. This report also ranked each Portfolio with a group compiled by the independent consultant consisting of a selected group of comparable funds ("Comparable Group"), and a group compiled by the independent consultant consisting of all of the competitors of each Portfolio in the variable insurance sector based on investment style ("Competitor Group").

     Below is a discussion of the information considered by the Board, as well as the Board's conclusions with respect to the Management Agreements and Sub-Advisory Agreements presented to the Board for its approval at the March 9, 2006 meeting.

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY ROSZEL ADVISORS AND THE SUB-ADVISERS

     ROSZEL ADVISORS

     The Board considered the nature, quality and extent of services provided by Roszel Advisors to the Trust and each of the Portfolios. In making its evaluation with respect to the Management Agreements, the Board considered that under the Management Agreements, Roszel Advisors is the investment manager of the Trust and of each of the Portfolios. As the investment manager, subject to the supervision and approval of the Board, Roszel Advisors is responsible for the overall management of the Trust and for retaining Sub-Advisers to manage the assets of each Portfolio according to its investment objective, strategies, and restrictions. As part of those responsibilities and duties, Roszel Advisors or a Sub-Adviser determines what investments should be purchased and sold, and places orders for all such purchases and sales, on behalf of the Portfolios. The Board concluded that it was satisfied with the nature, quality and extent of the services provided by Roszel Advisors under the Management Agreements and that there was a reasonable basis on which to conclude that Roszel Advisors would continue to provide high quality investment management services to the Portfolios. The Board further concluded that there was a reasonable basis on which to conclude that Roszel Advisors would be able to provide high quality investment management services to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio.

     SUB-ADVISERS

     The Board considered the nature, quality and extent of services provided by each of the Sub-Advisers to the Portfolios. In making its evaluation with respect to the Sub-Advisory Agreements, the Board considered that under each Sub-Advisory Agreement, the respective Sub-Adviser is responsible for managing the investment operations and the composition of the Portfolio which it advises, including the purchase, retention and disposition of the investments, securities and cash contained in the Portfolio, in accordance with the Portfolio's investment objective and strategies as stated in the Trust's Prospectuses and statement of additional information, as from time to time in effect. In connection with these responsibilities and duties, the Board considered the fact that each Sub-Adviser is responsible for (1) providing investment research and supervision of each Portfolio's investments and conducting a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Portfolio's assets; (2) furnishing Roszel Advisors or the Trust with statistical information in respect of the investments that its Portfolio may hold or contemplates purchasing, as Roszel Advisors or the Trust may reasonably request;
(3) apprising the Trust of important developments materially affecting its Portfolio and furnishing the Trust from time to time such information as it may believe appropriate for this purpose; and (4) implementing all purchases and sales of investments for the Portfolio it advises in a manner consistent with its policies.

     With respect to each Portfolio (other than the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio) the Board concluded that it was satisfied with the nature, quality and extent of the services provided by the Sub-Adviser under the respective Sub-Advisory Agreement, and concluded that there was a reasonable basis on which to conclude that the Sub-Adviser would continue to provide satisfactory investment sub-advisory services to the Portfolio.

     With respect to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, the Board concluded that, given the Sub-Adviser's experience in managing investments in the style in which the Portfolio is to be managed, and given the fact that the Sub-Adviser has provided satisfactory sub-advisory services to another portfolio of the Trust, there was a reasonable basis on which to conclude that the Sub-Adviser would be able to provide satisfactory investment sub-advisory services to the Portfolio. One element of the nature, quality and extent of services is investment performance, which is discussed separately in the following section.


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INVESTMENT PERFORMANCE

     The Board reviewed information provided by Roszel Advisors with respect to each existing Portfolio's performance compared to its benchmark index for the one year period January 31, 2006, the three year period ended January 31, 2006 (where applicable), and the period covering the Portfolio's inception date through January 31, 2006. The Board also evaluated information contained in a report prepared by an independent consultant that consisted of detailed performance information for the Portfolios that ranked each Portfolio with its Comparable Group and its Competitor Group. The Board was also provided with statistics for the benchmark returns for various broad market indicators.

     For each of the Portfolios listed below, the Board concluded that continuation of the agreements was appropriate in light of the limited operating history of each Portfolio, the relatively small asset sizes of many of the Portfolios, and the steps taken by Roszel Advisors to monitor and improve performance. The Board requested that Roszel Advisors closely monitor the performance of those Portfolios that had significantly underperformed their benchmarks. The benchmark and peer group comparisons for the Portfolios are summarized below.

     ROSZEL/MARSICO LARGE CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Growth Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group. In assessing the performance of the Portfolio, the Board noted that the Portfolio had outperformed its benchmark since Marsico became its Sub-Adviser on July 1, 2005.

     ROSZEL/LORD ABBETT AFFILIATED PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 1000 Value Index, for the one year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2005, the Portfolio ranked in the 5th quintiles relative to its Comparable Group, and the 5th quintiles relative to its Competitor Group.

     ROSZEL/ALLIANZ CCM CAPITAL APPRECIATION PORTFOLIO

     The Portfolio outperformed its benchmark, the S&P 500 Index, for the one year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2005, the Portfolio ranked in the 1st and 2nd quintiles, respectively, relative to its Comparable Group, and the 2nd quintiles relative to its Competitor Group.

     ROSZEL/LORD ABBETT MID CAP VALUE PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell Midcap Value Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 4th, 2nd, and 5th quintiles, respectively, relative to its Comparable Group, and the 3rd, 2nd, and 5th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/SELIGMAN MID CAP GROWTH PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell Midcap Growth Index, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 1st, 3rd, and 3rd quintiles, respectively, relative to its Comparable Group, and the 2nd, 4th, and 4th quintiles, respectively, relative to its Competitor Group.


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     ROSZEL/ALLIANZ NFJ SMALL CAP VALUE PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 2000 Value Index, for the one year period ended January 31, 2006 and for the period since the Portfolio's inception and underperformed its benchmark for the three year period ended January 31, 2006. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 1st, 1st, and 3rd quintiles, respectively, relative to its Comparable Group, and the 1st, 1st, and 3rd quintiles, respectively, relative to its Competitor Group.

     ROSZEL/JPMORGAN SMALL CAP GROWTH PORTFOLIO

     The Portfolio outperformed its benchmark, the Russell 2000 Growth Index, for the one year period ended January 31, 2006 and underperformed its benchmark for the three year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 2nd, 3rd, and 4th quintiles, respectively, relative to its Comparable Group, and the 3rd, 4th, and 5th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/DELAWARE TREND PORTFOLIO

     The Portfolio underperformed its benchmark, the Russell 2500 Growth Index, for the one year period ended January 31, 2006 and for the period since the Portfolio's inception. For the one and two year periods ended December 31, 2005, the Portfolio ranked in the 4th and 4th quintiles, respectively, relative to its Comparable Group, and the 4th and 4th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/LORD ABBETT BOND DEBENTURE PORTFOLIO

     The Portfolio underperformed its benchmark, the Merrill Lynch U.S. High Yield Master Bond Index II, for the one and three year periods ended January 31, 2006 and for the period since the Portfolio's inception. For the one, two, and three year periods ended December 31, 2005, the Portfolio ranked in the 3rd, 4th, and 4th quintiles, respectively, relative to its Comparable Group, and the 4th, 4th, and 5th quintiles, respectively, relative to its Competitor Group.

     ROSZEL/JPMORGAN MULTI-CAP MARKET NEUTRAL PORTFOLIO

     Since the Portfolio is new and has no performance history, the Board reviewed the performance of a retail mutual fund managed by the Sub-Adviser in the same style as the Portfolio is to be managed, as well as the performance of an institutional account managed by the Sub-Adviser in the same style as the Portfolio is to be managed. For the calendar years of 2004 and 2005, the retail mutual fund outperformed its benchmark, the 3-Month Treasury Bill Yield.

ADVISORY FEES, SUB-ADVISORY FEES AND TOTAL EXPENSES

     The Board considered the advisory fee paid by each Portfolio to Roszel Advisors, as well as the sub-advisory fees paid by Roszel Advisors to the Sub-Advisors. To assist the Board in its evaluation, the Board reviewed information contained in a report prepared by an independent consultant that consisted of detailed information for the existing Portfolios, including contractual management fees, actual management fees, non-management expenses and total operating expenses, and ranked each Portfolio against its Comparable Group and Competitor Group.

     The Board noted that each Portfolio's contractual management fees and actual total expenses were greater than the median contractual management fees and median actual total expenses of its peer group. However, significant consideration also was given to the fact that Roszel Advisors has entered into an expense limitation agreement with the Trust, effective through April 30, 2007 (the "Expense Limitation Agreement"), whereby Roszel Advisors agrees to reimburse each Portfolio to the extent total operating expenses (excluding interest, taxes, brokerage commissions, expenses in the form of fees paid to the Trust service providers by brokers in connection with directed brokerage arrangements, other expenditures that are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of each Portfolio's business) exceed certain limits. The Board also noted that the net asset levels of the Portfolios were generally at the lower end of the net asset range for the Comparable Group and the Competitor Group.

     With respect to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio, Roszel Advisors presented a comparison of the fees to be paid by the Portfolio and the fees paid by the universe of 24 mutual funds with a similar investment strategy. The total expenses as a percentage of average net assets of the Portfolio are lower than the average expense ratio of those 24 mutual funds.

COSTS OF SERVICES PROVIDED AND PROFITABILITY

     The Board reviewed information provided by Roszel Advisors with respect to the costs of services provided by Roszel Advisors and the estimated profit or loss to Roszel Advisors in providing such services. The information was provided on a Portfolio-by-Portfolio basis and an overall Trust basis. Roszel Advisors estimated that it has lost money on the operation of the Trust on an overall basis and that it estimated a loss for all but four of the Portfolios (the Roszel/Lord Abbett Mid Cap Value Portfolio, the Roszel/JP Morgan Small Cap Growth Portfolio, the Roszel/Allianz NFJ Small Cap Value Portfolio, and the Roszel/Allianz CCM Portfolio). Significant consideration was also given to the fact that Roszel Advisors has entered into the Expense Limitation Agreement with the Trust, whereby through April 30, 2007, Roszel Advisors agrees to reimburse each Portfolio for certain fees and expenses to the extent total operating expenses exceed certain limits. The Board concluded that the level of profitability of a Sub-Adviser is not as significant as the profitability of Roszel Advisors because Roszel Advisors compensates the Sub-Advisers out of its management fee. In addition, the Board considered that any Sub-Adviser profit is likely to be relatively modest in light of the net asset levels of the Portfolios. The Board also noted that there is an arm's length negotiation between Roszel Advisors and an unaffiliated Sub-Adviser.

     The Board also reviewed information provided by Roszel Advisors and each Sub-Adviser with respect to any indirect benefits the Sub-Adviser receives as a result of its relationship with the Portfolio. The Board considered each Sub-Adviser's brokerage policies, including any benefits received from soft dollar arrangements. The Board also considered that Sub-Advisers may receive intangible benefits, such as enhanced name recognition. The Board concluded that the benefits derived by the Sub-Advisers were reasonable and consistent with the types of benefits generally derived by Sub-Advisers to mutual funds.

ECONOMIES OF SCALE

     The Board considered whether the Trust has benefited from economies of scale and whether there is potential for future realization of economies of scale with respect to the Portfolios. It was noted that although total net assets for the Portfolios have generally increased, a representative from Roszel Advisors explained that the current asset levels did not result in economies of scale to the Trust or to Roszel Advisors with respect to investment advisory fees. As noted above, Roszel Advisors estimated that it lost money on the operation of the Trust as a whole. In addition, the Board reviewed materials prepared by the independent consultant described above that showed that net assets of the Portfolios were generally at the lower end of the net asset range for the Portfolios' respective peer groups. Therefore, the Board concluded that the advisory fee structure at the advisory level with respect to the Management Agreements and the sub-advisory level with respect to the Subadvisory Agreements was reasonable and that no changes were currently necessary to reflect economies of scale.

CONCLUSIONS

     At the March 9, 2006 meeting, the Board having requested and received such information from Roszel Advisors and the Sub-Advisers as the Board believed to be reasonably necessary to evaluate the terms of the Management Agreements and the Sub-Advisory Agreements, unanimously approved (1) the continuance of the Management Agreements with respect to each Portfolio through March 31, 2007 (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio),
(2) the continuance of the Sub-Advisory Agreements with respect to each Portfolio through March 31, 2007 (with the exception of the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio), and (3) the approval of a new Management Agreement and a new Sub-Advisory Agreement with respect to the Roszel/JPMorgan Multi-Cap Market Neutral Portfolio through March 31, 2007, and further approved the compensation payable to Roszel Advisers by the Trust and the compensation payable to the Sub-Advisers by Roszel Advisers with respect to each Portfolio as set forth in its respective Management Agreement and Sub-Advisory Agreement.


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

TRUSTEES AND OFFICERS

Deborah J. Adler
PRESIDENT

Robert M. Bordeman
INDEPENDENT TRUSTEE

Lisa Wilhelm Haag
INDEPENDENT TRUSTEE

Kevin J. Tierney
INDEPENDENT TRUSTEE AND
CHAIRPERSON OF THE BOARD

J. David Meglen
VICE-PRESIDENT

Jerome J. Davies
TREASURER AND CHIEF FINANCIAL OFFICER

Ann M. Strootman
TREASURER AND CHIEF FINANCIAL OFFICER*

Barry G. Skolnick
SECRETARY AND CHIEF COMPLIANCE OFFICER

Frances C. Grabish
ASSISTANT SECRETARY

INVESTMENT MANAGER

Roszel Advisors, LLC
1300 Merrill Lynch Drive
Pennington, New Jersey 08534

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116-5022

CUSTODIAN

JPMorgan Chase Bank
270 Park Avenue
New York, New York 10017

ADMINISTRATOR

J.P. Morgan Investor Services Co.
73 Tremont Street
Boston, Massachusetts 02108-3913

TRANSFER AGENT

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6484

LEGAL COUNSEL

Sutherland Asbill & Brennan LLP
1275 Pennsylvania Avenue, N.W.
Washington, D.C. 20004-2415

* Effective July 17, 2006

     Additional information about the Trust's trustees and officers is available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or by writing to the MLIG Service Center at P.O. Box 44222, Jacksonville, Florida 32231-4222.

     This report is only for distribution to shareholders of the Portfolios of MLIG Variable Insurance Trust. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of each Portfolio's shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

     The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Trust's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

     The Trust's proxy voting policies and procedures and information about how the Trust voted proxies relating to securities held in the Trust's portfolios during the most recent 12-month period ended June 30 are available without charge, upon request by calling the MLIG Service Center at (800) 535-5549 or on the SEC's website at http://www.sec.gov.

MLIG Variable Insurance Trust
P.O. Box 44222
Jacksonville, Florida 32231-4222                                 # 101198RR-0606

ITEM 2. CODE OF ETHICS.

Not applicable for semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable for semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable for semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant did not have in place procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

     (b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's first fiscal half year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not Applicable - See Item 2 Above.

     (b)(1) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 to be filed with Form N-CSR are attached hereto.

     (b)(2) Certification required by Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 to accompany the Form N-CSR is attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MLIG Variable Insurance Trust


By: /s/ Deborah J. Adler
    ---------------------------------
    Deborah J. Adler
    President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/ Ann Strootman
    ---------------------------------
     Ann Strootman
     Treasurer and Chief Financial Officer

Date: August 22, 2006